As filed with the Securities and Exchange Commission on April 28, 2017

Registration Nos. 333-53432

811-10263

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 68	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 70	☒

(Check appropriate box or boxes)

GUIDESTONE FUNDS

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road

Dallas, TX 75201-1407

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s Telephone Number, including Area Code: (214) 720-2148

Copies to:

Donald W. Smith, Esq.
Matthew A. Wolfe, Esq.	Fatima S. Sulaiman, Esq.
GuideStone Financial Resources of the Southern	K&L Gates, LLP
Baptist Convention	1601 K Street, N.W.
2401 Cedar Springs Road	Washington, DC 20006
Dallas, TX 75201-1407	Telephone: (202) 778-9082
(Name and Address of Agent for Service)

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

May 1, 2017

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
ASSET ALLOCATION FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Inflation Protected Bond Fund	GIPYX	GIPZX
Global Bond Fund	GGBEX	GGBFX
Defensive Market Strategies Fund	GDMYX	GDMZX
Equity Index Fund	GEQYX	GEQZX
Global Real Estate Securities Fund (formerly, Real Estate Securities Fund)	GREYX	GREZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Natural Resources Equity Fund		GNRZX

This Prospectus contains important information about the Funds, including information on investment policies, risks and fees. For your own benefit and protection, you should read it before you invest and keep it on hand for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has the SEC determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

GuideStone™ Funds

2 | GuideStone Funds Prospectus

For More Information	Back cover

Do you have questions about terms we use in this Prospectus?

For information about key terms and concepts, look for our explanations shown in boxes. For definitions of investment terms, refer to the glossary in the back of this Prospectus.

GuideStone Funds Prospectus | 3

GuideStone Funds MyDestination 2015 Fund	Institutional GMTYX Investor GMTZX

Investment Objective

The MyDestination 2015 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2015 Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.08%	0.30%
Acquired fund fees and expenses	0.58%	0.58%
Total annual Fund operating expenses(1)	0.76%	0.98%

(1)	The expense information in the table has been restated to reflect current acquired fund fees and expenses based on the Fund’s target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$78	$100
3 Years	$243	$312
5 Years	$422	$542
10 Years	$942	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

4 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund pursues its objective by investing in a diversified portfolio of GuideStone Funds Select Funds (“Select Funds”) that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s Target Date.

•	Over time, the allocation to asset classes will change according to a predetermined “glide path” shown in the chart below. The glide path adjusts the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until approximately 12 years after the Target Date. The Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues the maximum amount of capital growth consistent with a reasonable amount of risk during the investor’s pre-retirement years and is intended to serve as a post-retirement investment vehicle with allocations designed to support an income stream during retirement along with some portfolio growth that exceeds inflation. The Fund does not guarantee a particular level of income through retirement.

•	The Adviser uses the following glide path to allocate the Fund’s assets.

•	At the Target Date, the Fund’s allocation to stocks was approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 12 years after its Target Date, when its allocation to stocks will remain fixed at approximately 36% of its assets and the majority of the remainder will be invested in bonds with allocations to real assets and alternative investments.

•	The asset classes in which the Fund may invest through the Select Funds generally are divided into:

•	Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets),

•	Fixed-income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities and short-term investments such as money market instruments),

•	Real assets (such as inflation-indexed bonds, real estate-related securities, equity securities of real estate investment trusts and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies), and

GuideStone Funds Prospectus | 5

•	Alternative investments (such as short sales of stocks, equity index options, forward currency exchange contracts, equity swap agreements and other derivative instruments).

The Fund is not limited with respect to the maturity, duration or credit quality of the fixed-income securities in which it invests. The Fund may hold cash or invest in short-term paper and other short-term investments, as deemed appropriate by the Adviser.

•	The Adviser establishes the asset mix of the Fund based on the Target Date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•	The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions by the Adviser to overweight or underweight a particular asset class based on its market outlook. Allocations generally are not expected to vary from those shown by more than plus or minus 10 percentage points. For example, an allocation of 20% to an asset class could vary between 10% and 30%. Although the Adviser will not generally vary beyond the 10 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no target date fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. There is no guarantee that the Fund’s investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the Target Date.

•	Because the Fund invests in Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund invests in Select Funds that invest in fixed-income securities with longer durations (e.g., greater than seven years), the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	To the extent that the Fund invests in Select Funds that invest in high yield securities (or junk bonds), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund

6 | GuideStone Funds Prospectus

may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

•	Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond they issue, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

•	To the extent that the Fund invests in Select Funds that invest in derivatives, it is exposed to derivatives risk. Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	Because the Fund invests in Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.

•	Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general.

•	Because the Fund invests in Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	To the extent the Fund invests in Select Funds that invest in alternative investments, the Fund will be subject to the risks associated with such investments. Alternative investments use a different approach to investing than do traditional investments (stocks, bonds and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed-income markets, or both, or that they may not otherwise perform in accordance with expectations. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on an investment manager’s experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

GuideStone Funds Prospectus | 7

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The BofA Merrill Lynch 1-3 Year US Treasury Index, Bloomberg Barclays US Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests.

The Institutional Class commenced operations on May 1, 2017, and therefore, no returns are shown for the Institutional Class. The performance in the bar chart and table is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to May 1, 2017, the Fund had a different glide path and asset class allocations. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 15.12% 6/2009	Worst Quarter: (15.87)% 12/2008

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (12/29/2006)
Investor Class before taxes	6.99%	6.02%	3.91%	3.91%
Investor Class after taxes on distributions(1)	6.08%	4.43%	2.71%	2.71%
Investor Class after taxes on distributions and sale of Fund shares(1)	4.44%	4.38%	2.77%	2.77%
BofA Merrill Lynch 1-3 Year US Treasury Index (reflects no deduction for fees, expenses or taxes)	0.89%	0.57%	2.12%	2.12%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%	4.34%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.67%	7.07%	7.07%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	0.96%	0.96%
Composite Index (reflects no deduction for fees, expenses or taxes)	6.40%	5.76%	4.07%	4.06%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

8 | GuideStone Funds Prospectus

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

GuideStone Funds Prospectus | 9

GuideStone Funds MyDestination 2025 Fund	Institutional GMWYX Investor GMWZX

Investment Objective

The MyDestination 2025 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2025 Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.05%	0.29%
Acquired fund fees and expenses	0.63%	0.63%
Total annual Fund operating expenses(1)	0.78%	1.02%

(1)	The expense information in the table has been restated to reflect current acquired fund fees and expenses based on the Fund’s target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$80	$104
3 Years	$249	$325
5 Years	$433	$563
10 Years	$966	$1,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

10 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund pursues its objective by investing in a diversified portfolio of GuideStone Funds Select Funds (“Select Funds”) that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s Target Date.

•	Over time, the allocation to asset classes will change according to a predetermined “glide path” shown in the chart below. The glide path adjusts the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until approximately 12 years after the Target Date. The Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues the maximum amount of capital growth consistent with a reasonable amount of risk during the investor’s pre-retirement years and is intended to serve as a post-retirement investment vehicle with allocations designed to support an income stream during retirement along with some portfolio growth that exceeds inflation. The Fund does not guarantee a particular level of income through retirement.

•	The Adviser uses the following glide path to allocate the Fund’s assets.

•	At the Target Date, the Fund’s allocation to stocks will be approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 12 years after its Target Date, when its allocation to stocks will remain fixed at approximately 36% of its assets and the majority of the remainder will be invested in bonds with allocations to real assets and alternative investments.

•	The asset classes in which the Fund may invest through the Select Funds generally are divided into:

•	Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets),

•	Fixed-income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities and short-term investments such as money market instruments),

•	Real assets (such as inflation-indexed bonds, real estate-related securities, equity securities of real estate investment trusts and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies), and

GuideStone Funds Prospectus | 11

•	Alternative investments (such as short sales of stocks, equity index options, forward currency exchange contracts, equity swap agreements and other derivative instruments).

The Fund is not limited with respect to the maturity, duration or credit quality of the fixed-income securities in which it invests. The Fund may hold cash or invest in short-term paper and other short-term investments, as deemed appropriate by the Adviser.

•	The Adviser establishes the asset mix of the Fund based on the Target Date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•	The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions by the Adviser to overweight or underweight a particular asset class based on its market outlook. Allocations generally are not expected to vary from those shown by more than plus or minus 10 percentage points. For example, an allocation of 20% to an asset class could vary between 10% and 30%. Although the Adviser will not generally vary beyond the 10 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no target date fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the Target Date.

•	Because the Fund invests in Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund invests in Select Funds that invest in fixed-income securities with longer durations (e.g., greater than seven years), the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	To the extent that the Fund invests in Select Funds that invest in high yield securities (or junk bonds), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

To the extent that the Fund invests in Select Funds that invest in derivatives, it is exposed to derivatives risk. Derivatives involve risks different from, and in some respects greater than, those associated with investing

12 | GuideStone Funds Prospectus

directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	Because the Fund invests in Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.

•	Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general.

•	Because the Fund invests in Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.
•	To the extent the Fund invests in Select Funds that invest in alternative investments, the Fund will be subject to the risks associated with such investments. Alternative investments use a different approach to investing than do traditional investments (stocks, bonds and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed-income markets, or both, or that they may not otherwise perform in accordance with expectations. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on an investment manager’s experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

GuideStone Funds Prospectus | 13

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The BofA Merrill Lynch 1-3 Year US Treasury Index, Bloomberg Barclays US Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests.

The Institutional Class commenced operations on May 1, 2017, and therefore, no returns are shown for the Institutional Class. The performance in the bar chart and table is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to May 1, 2017, the Fund had a different glide path and asset class allocations. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 18.37% 6/2009	Worst Quarter: (19.75)% 12/2008

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (12/29/2006)
Investor Class before taxes	8.01%	7.40%	3.91%	3.91%
Investor Class after taxes on distributions(1)	7.10%	5.68%	2.70%	2.70%
Investor Class after taxes on distributions and sale of Fund shares(1)	5.15%	5.51%	2.81%	2.81%
BofA Merrill Lynch 1-3 Year US Treasury Index (reflects no deduction for fees, expenses or taxes)	0.89%	0.57%	2.12%	2.12%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%	4.34%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.67%	7.07%	7.07%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	0.96%	0.96%
Composite Index (reflects no deduction for fees, expenses or taxes)	7.71%	7.28%	4.26%	4.25%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

14 | GuideStone Funds Prospectus

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

GuideStone Funds Prospectus | 15

GuideStone Funds MyDestination 2035 Fund	Institutional GMHYX Investor GMHZX

Investment Objective

The MyDestination 2035 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2035 Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.07%	0.30%
Acquired fund fees and expenses	0.66%	0.66%
Total annual Fund operating expenses(1)	0.83%	1.06%

(1)	The expense information in the table has been restated to reflect current acquired fund fees and expenses based on the Fund’s target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$85	$108
3 Years	$265	$337
5 Years	$460	$585
10 Years	$1,025	$1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

16 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund pursues its objective by investing in a diversified portfolio of GuideStone Funds Select Funds (“Select Funds”) that represents various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65.The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s Target Date.

•	Over time, the allocation to asset classes will change according to a predetermined “glide path” shown in the chart below. The glide path adjusts the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until approximately 12 years after the Target Date. The Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues the maximum amount of capital growth consistent with a reasonable amount of risk during the investor’s pre-retirement years and is intended to serve as a post-retirement investment vehicle with allocations designed to support an income stream during retirement along with some portfolio growth that exceeds inflation. The Fund does not guarantee a particular level of income through retirement.

•	The Adviser uses the following glide path to allocate the Fund’s assets.

•	At the Target Date, the Fund’s allocation to stocks will be approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 12 years after its Target Date, when its allocation to stocks will remain fixed at approximately 36% of its assets and the majority of the remainder will be invested in bonds with allocations to real assets and alternative investments.

•	The asset classes in which the Fund may invest through the Select Funds generally are divided into:

•	Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets),

•	Fixed-income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities and short-term investments such as money market instruments),

•	Real assets (such as inflation-indexed bonds, real estate-related securities, equity securities of real estate investment trusts and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies), and

GuideStone Funds Prospectus | 17

•	Alternative investments (such as short sales of stocks, equity index options, forward currency exchange contracts, equity swap agreements and other derivative instruments).

The Fund is not limited with respect to the maturity, duration or credit quality of the fixed-income securities in which it invests. The Fund may hold cash or invest in short-term paper and other short-term investments, as deemed appropriate by the Adviser.

•	The Adviser establishes the asset mix of the Fund based on the Target Date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•	The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions by the Adviser to overweight or underweight a particular asset class based on its market outlook. Allocations generally are not expected to vary from those shown by more than plus or minus 10 percentage points. For example, an allocation of 20% to an asset class could vary between 10% and 30%. Although the Adviser will not generally vary beyond the 10 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no target date fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the Target Date.

•	Because the Fund invests in Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund invests in Select Funds that invest in fixed-income securities with longer durations (e.g., greater than seven years), the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	To the extent that the Fund invests in Select Funds that invest in high yield securities (or junk bonds), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

To the extent that the Fund invests in Select Funds that invest in derivatives, it is exposed to derivatives risk. Derivatives involve risks different from, and in some respects greater than, those associated with investing

18 | GuideStone Funds Prospectus

directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	Because the Fund invests in Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.

•	Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general.

•	Because the Fund invests in Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
•	Because the Fund invests in Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

•	To the extent the Fund invests in Select Funds that invest in alternative investments, the Fund will be subject to the risks associated with such investments. Alternative investments use a different approach to investing than do traditional investments (stocks, bonds and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed-income markets, or both, or that they may not otherwise perform in accordance with expectations. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on an investment manager’s experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

GuideStone Funds Prospectus | 19

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The BofA a Merrill Lynch 1-3 Year US Treasury Index, Bloomberg Barclays US Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests.

The Institutional Class commenced operations on May 1, 2017, and therefore, no returns are shown for the Institutional Class. The performance in the bar chart and table is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to May 1, the Fund had a different glide path and asset class allocations. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 19.35% 6/2009	Worst Quarter: (22.71)% 12/2008

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten years	Since Inception (12/29/2006)
Investor Class before taxes	8.38%	8.51%	3.61%	3.61%
Investor Class after taxes on distributions(1)	7.41%	6.65%	2.41%	2.41%
Investor Class after taxes on distributions and sale of Fund shares(1)	5.55%	6.48%	2.65%	2.65%
BofA Merrill Lynch 1-3 Year US Treasury Index (reflects no deduction for fees, expenses or taxes)	0.89%	0.57%	2.12%	2.12%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%	4.34%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.67%	7.07%	7.07%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	0.96%	0.96%
Composite Index (reflects no deduction for fees, expenses or taxes)	9.39%	9.21%	4.43%	4.43%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

20 | GuideStone Funds Prospectus

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

GuideStone Funds Prospectus | 21

GuideStone Funds MyDestination 2045 Fund	Institutional GMYYX Investor GMFZX

Investment Objective

The MyDestination 2045 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2045 Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.08%	0.31%
Acquired fund fees and expenses	0.67%	0.67%
Total annual Fund operating expenses	0.85%	1.08%
Fee waiver (1)	—	(0.01)%
Total annual Fund operating expenses (after fee waiver)(2)	0.85%	1.07%

(1)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.20% for the Institutional Class and 0.40% for the Investor Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2018. The Adviser and/or its affiliates have also agreed to waive shareholder service fees attributable to the Fund’s investment in the Global Natural Resources Equity Fund through April 30, 2018. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation in place during the year in which the waiver or reimbursement was originally incurred, or the Fund’s expense limitation at the time of the repayment, whichever is lower. The contractual waivers and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current acquired fund fees and expenses based on the Fund’s target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$87	$109
3 Years	$271	$342
5 Years	$471	$595
10 Years	$1,049	$1,316

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

22 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund pursues its objective by investing in a diversified portfolio of GuideStone Funds Select Funds (“Select Funds”) that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s Target Date.

•	Over time, the allocation to asset classes will change according to a predetermined “glide path” shown in the chart below. The glide path adjusts the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until approximately 12 years after the Target Date. The Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues the maximum amount of capital growth consistent with a reasonable amount of risk during the investor’s pre-retirement years and is intended to serve as a post-retirement investment vehicle with allocations designed to support an income stream during retirement along with some portfolio growth that exceeds inflation. The Fund does not guarantee a particular level of income through retirement.

•	The Adviser uses the following glide path to allocate the Fund’s assets.

•	At the Target Date, the Fund’s allocation to stocks will be approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 12 years after its Target Date, when its allocation to stocks will remain fixed at approximately 36% of its assets and the majority of the remainder will be invested in bonds with allocations to real assets and alternative investments.

•	The asset classes in which the Fund may invest through the Select Funds generally are divided into:

•	Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets),

•	Fixed-income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities and short-term investments such as money market instruments),

•	Real assets (such as inflation-indexed bonds, real estate-related securities, equity securities of real estate investment trusts and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies), and

GuideStone Funds Prospectus | 23

•	Alternative investments (such as short sales of stocks, equity index options, forward currency exchange contracts, equity swap agreements and other derivative instruments).

The Fund is not limited with respect to the maturity, duration or credit quality of the fixed-income securities in which it invests. The Fund may hold cash or invest in short-term paper and other short-term investments, as deemed appropriate by the Adviser.

•	The Adviser establishes the asset mix of the Fund based on the Target Date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•	The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions by the Adviser to overweight or underweight a particular asset class based on its market outlook. Allocations generally are not expected to vary from those shown by more than plus or minus 10 percentage points. For example, an allocation of 20% to an asset class could vary between 10% and 30%. Although the Adviser will not generally vary beyond the 10 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no target date fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the Target Date.

•	Because the Fund invests in Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Interest rates across U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund invests in Select Funds that invest in fixed-income securities with longer durations (e.g., greater than seven years), the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•

To the extent that the Fund invests in Select Funds that invest in derivatives, it is exposed to derivatives risk. Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That

24 | GuideStone Funds Prospectus

risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	Because the Fund invests in Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.

•	Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general.

•	Because the Fund invests in Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•	Because the Fund invests in Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.
•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

•	To the extent the Fund invests in Select Funds that invest in alternative investments, the Fund will be subject to the risks associated with such investments. Alternative investments use a different approach to investing than do traditional investments (stocks, bonds and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed-income markets, or both, or that they may not otherwise perform in accordance with expectations. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on an investment manager’s experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index

GuideStone Funds Prospectus | 25

corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The BofA Merrill Lynch 1-3 Year US Treasury Index, Bloomberg Barclays US Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests.

The Institutional Class commenced operations on May 1, 2017, and therefore, no returns are shown for the Institutional Class. The performance in the bar chart and table is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to May 1, 2017, the Fund had a different glide path and asset class allocations. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 19.43% 6/2009	Worst Quarter: (24.19)% 12/2008

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (12/29/2006)
Investor Class before taxes	8.45%	8.80%	3.42%	3.41%
Investor Class after taxes on distributions(1)	7.45%	6.81%	2.17%	2.16%
Investor Class after taxes on distributions and sale of Fund shares(1)	5.60%	6.74%	2.52%	2.51%
BofA Merrill Lynch 1-3 Year US Treasury Index (reflects no deduction for fees, expenses or taxes)	0.89%	0.57%	2.12%	2.12%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%	4.34%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.67%	7.07%	7.07%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	0.96%	0.96%
Composite Index (reflects no deduction for fees, expenses or taxes)	9.90%	9.71%	4.34%	4.33%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

26 | GuideStone Funds Prospectus

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

GuideStone Funds Prospectus | 27

GuideStone Funds MyDestination 2055 Fund	Institutional GMGYX Investor GMGZX

Investment Objective

The MyDestination 2055 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2055 Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.36%	0.55%
Acquired fund fees and expenses	0.72%	0.72%
Total annual Fund operating expenses	1.18%	1.37%
Fee waiver (1)	(0.26)%	(0.25)%
Total annual Fund operating expenses (after fee waiver)(2)	0.92%	1.12%

(1)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.20% for the Institutional Class and 0.40% for the Investor Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2018. The Adviser and/or its affiliates have also agreed to waive shareholder service fees attributable to the Fund’s investment in the Global Natural Resources Equity Fund through April 30, 2018. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation in place during the year in which the waiver or reimbursement was originally incurred, or the Fund’s expense limitation at the time of the repayment, whichever is lower. The contractual waivers and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.
(2)	The expense information in the table has been restated to reflect current acquired fund fees and expenses based on the Fund’s target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$94	$114
3 Years	$349	$409
5 Years	$624	$726
10 Years	$1,409	$1,625

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

28 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund pursues its objective by investing in a diversified portfolio of GuideStone Funds Select Funds (“Select Funds”)that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s Target Date.

•	Over time, the allocation to asset classes will change according to a predetermined “glide path” shown in the chart below. The glide path adjusts the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until approximately 12 years after the Target Date. The Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues the maximum amount of capital growth consistent with a reasonable amount of risk during the investor’s pre-retirement years and is intended to serve as a post-retirement investment vehicle with allocations designed to support an income stream during retirement along with some portfolio growth that exceeds inflation. The Fund does not guarantee a particular level of income through retirement.

•	The Adviser uses the following glide path to allocate the Fund’s assets.

•	At the Target Date, the Fund’s allocation to stocks will be approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 12 years after its Target Date, when its allocation to stocks will remain fixed at approximately 36% of its assets and the majority of the remainder will be invested in bonds with allocations to real assets and alternative investments.

•	The asset classes in which the Fund may invest through the Select Funds generally are divided into:

•	Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets),

•	Fixed-income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade and high yield or “junk” bonds, inflation-indexed securities and short-term investments such as money market instruments),

•	Real assets (such as inflation-indexed bonds, real estate-related securities, equity securities of real estate investment trusts and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies), and

GuideStone Funds Prospectus | 29

•	Alternative investments (such as short sales of stocks, equity index options, forward currency exchange contracts, equity swap agreements and other derivative instruments).

The Fund is not limited with respect to the maturity, duration or credit quality of the fixed-income securities in which it invests. The Fund may hold cash or invest in short-term paper and other short-term investments, as deemed appropriate by the Adviser.

•	The Adviser establishes the asset mix of the Fund based on the Target Date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•	The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions by the Adviser to overweight or underweight a particular asset class based on its market outlook. Allocations generally are not expected to vary from those shown by more than plus or minus 10 percentage points. For example, an allocation of 20% to an asset class could vary between 10% and 30%. Although the Adviser will not generally vary beyond the 10 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no target date fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the Target Date.

•	Because the Fund invests in Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund invests in Select Funds that invest in fixed-income securities with longer durations (e.g., greater than seven years), the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•

To the extent that the Fund invests in Select Funds that invest in derivatives, it is exposed to derivatives risk. Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That

30 | GuideStone Funds Prospectus

risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	Because the Fund invests in Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.

•	Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general.

•	Because the Fund invests in Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•	Because the Fund invests in Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.
•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

•	To the extent the Fund invests in Select Funds that invest in alternative investments, the Fund will be subject to the risks associated with such investments. Alternative investments use a different approach to investing than do traditional investments (stocks, bonds and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed-income markets, or both, or that they may not otherwise perform in accordance with expectations. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on an investment manager’s experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the

GuideStone Funds Prospectus | 31

underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The BofA Merrill Lynch 1-3 Year US Treasury Index, Bloomberg Barclays US Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests.

The Institutional Class commenced operations on May 1, 2017, and therefore, no returns are shown for the Institutional Class. The performance in the bar chart and table is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to May 1, 2017, the Fund had a different glide path and asset class allocations. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return year ended 12/31

Best Quarter: 10.20% 3/2012	Worst Quarter: (10.02)% 9/2015

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Since Inception (01/01/2012)
Investor Class before taxes	8.81%	8.42%	8.41%
Investor Class after taxes on distributions(1)	7.81%	6.97%	6.97%
Investor Class after taxes on distributions and sale of Fund shares(1)	5.82%	6.43%	6.42%

	One Year	Five Years	Since Inception (01/01/2012)
BofA Merrill Lynch 1-3 Year US Treasury Index (reflects no deduction for fees, expenses or taxes)	0.89%	0.57%	0.57%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	2.23%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.67%	14.67%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	5.00%
Composite Index (reflects no deduction for fees, expenses or taxes)	10.05%	9.81%	9.97%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Matt L. Peden, CFA Vice President and Chief Investment Officer	Since January 2012
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

32 | GuideStone Funds Prospectus

GuideStone Funds Conservative Allocation Fund	Institutional GCAYX Investor GFIZX

Investment Objective

The Conservative Allocation Fund seeks current income and modest capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Conservative Allocation Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.05%	0.32%
Acquired fund fees and expenses	0.51%	0.51%
Total annual Fund operating expenses	0.66%	0.93%
Fee waiver (1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)(2)	0.65%	0.92%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment in the Global Natural Resources Equity Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current acquired fund fees and expenses based on the Fund’s target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$66	$94
3 Years	$210	$295
5 Years	$367	$514
10 Years	$822	$1,142

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

GuideStone Funds Prospectus | 33

Principal Investment Strategies

•	The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of fixed-income securities with a smaller percentage of equity securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Funds(1)(2)	60%	45-75%
Money Market	6%	0-10%
Low-Duration Bond	40%	25-55%
Medium-Duration Bond	11%	5-25%
Global Bond	3%	0-10%

U.S. Equity Select Funds(2)(3)	20%	10-30%
Defensive Market Strategies	9%	2-20%
Value Equity	5%	0-10%
Growth Equity	5%	0-10%
Small Cap Equity	1%	0-10%

Non-U.S. Equity Select Funds(2)	7%	2-15%
International Equity	6%	2-15%
Emerging Markets Equity Fund	1%	0-10%

Real Assets Select Funds(1)(2)	13%	5-25%
Inflation Protected Bond	10%	5-25%
Global Real Estate Securities	1%	0-10%
Global Natural Resources Equity	2%	0-10%

(1)	These target allocations may include investment grade and high yield (junk bond) fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.

•	Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•	Because the Fund invests in Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund invests in Select Funds that invest in fixed-income securities with longer durations (e.g., greater than seven years), the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	To the extent that the Fund invests in Select Funds that invest in high yield securities (or junk bonds), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.

34 | GuideStone Funds Prospectus

•	Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

•	Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond they issue, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

•	To the extent that the Fund invests in Select Funds that invest in derivatives, it is exposed to derivatives risk. Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	Because the Fund invests in Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.
•	Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general.

•	Because the Fund invests in Select Fund that invests in natural resources companies, the Fund will be exposed to certain risks associated with those industries. Natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

•	Because the Fund invests in Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

GuideStone Funds Prospectus | 35

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The BofA Merrill Lynch 1-3 Year US Treasury Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to May 1, 2017, the Fund had different target asset allocations. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 8.00% 6/2009	Worst Quarter: (5.97)% 12/2008

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (08/27/2001)
Investor Class before taxes	4.82%	3.00%	3.15%	3.53%
Investor Class after taxes on distributions(1)	4.08%	1.73%	1.84%	2.24%
Investor Class after taxes on distributions and sale of Fund shares(1)	3.03%	2.08%	2.23%	2.50%
Institutional Class before taxes*	5.07%	N/A	N/A	3.64%
BofA Merrill Lynch 1-3 Year US Treasury Index (reflects no deduction for fees, expenses or taxes)	0.89%	0.57%	2.12%	2.47%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.67%	7.07%	6.67%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	0.96%	5.32%
Composite Index (reflects no deduction for fees, expenses or taxes)	5.19%	3.45%	3.53%	3.89%

*	The Institutional Class commenced operations on November 23, 2015, and therefore, only one year of returns are shown for the Institutional Class.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

36 | GuideStone Funds Prospectus

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

GuideStone Funds Prospectus | 37

GuideStone Funds Balanced Allocation Fund	Institutional GBAYX Investor GGIZX

Investment Objective

The Balanced Allocation Fund seeks moderate capital appreciation with current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Allocation Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.03%	0.28%
Acquired fund fees and expenses	0.63%	0.63%
Total annual Fund operating expenses	0.76%	1.01%
Fee waiver (1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)(2)	0.75%	1.00%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment in the Global Natural Resources Equity Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current acquired fund fees and expenses based on the Fund’s target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$77	$102
3 Years	$242	$321
5 Years	$421	$557
10 Years	$941	$1,235

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

38 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines approximately equal percentages of fixed-income securities with equity securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Funds(1)(2)	44%	25-55%
Money Market	5%	0-10%
Low-Duration Bond	11%	5-25%
Medium-Duration Bond	16%	5-30%
Extended-Duration Bond	4%	0-10%
Global Bond	8%	2-15%

U.S. Equity Select Funds(2)(3)	30%	15-45%
Defensive Market Strategies	8%	2-20%
Value Equity	10%	2-20%
Growth Equity	10%	2-20%
Small Cap Equity	2%	0-10%

Non-U.S. Equity Select Funds(2)	14%	5-25%
International Equity	11%	5-25%
Emerging Markets Equity Fund	3%	0-10%

Real Assets Select Funds(1)(2)	12%	5-25%
Inflation Protected Bond	6%	2-15%
Global Real Estate Securities	3%	0-10%
Global Natural Resources Equity	3%	0-10%

(1)	These target allocations may include investment grade and high yield (junk bond) fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.

•	Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•	Because the Fund invests in Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund invests in Select Funds that invest in fixed-income securities with longer durations (e.g., greater than seven years), the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	To the extent that the Fund invests in Select Funds that invest in high yield securities (or junk bonds), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.

GuideStone Funds Prospectus | 39

•	Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

•	Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond they issue, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

•	To the extent that the Fund invests in Select Funds that invest in derivatives, it is exposed to derivatives risk. Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	Because the Fund invests in Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.
•	Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general.

•	Because the Fund invests in a Select Fund that invests in natural resources companies, the Fund will be exposed to certain risks associated with those industries. Natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

•	Because the Fund invests in Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

•

In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control

40 | GuideStone Funds Prospectus

the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Bloomberg Barclays US Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to May 1, 2017, the Fund had different target asset allocations. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 13.63% 6/2009	Worst Quarter: (11.14)% 12/2008

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (08/27/2001)
Investor Class before taxes	7.00%	5.65%	4.18%	5.03%
Investor Class after taxes on distributions(1)	6.16%	3.82%	2.49%	3.42%
Investor Class after taxes on distributions and sale of Fund shares(1)	4.58%	4.12%	2.98%	3.68%
Institutional Class before taxes*	7.27%	N/A	N/A	4.88%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%	4.59%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.67%	7.07%	6.67%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	0.96%	5.32%
Composite Index (reflects no deduction for fees, expenses or taxes)	7.21%	6.46%	4.87%	5.58%

*	The Institutional Class commenced operations on November 23, 2015, and therefore, only one year of returns are shown for the Institutional Class.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

GuideStone Funds Prospectus | 41

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

42 | GuideStone Funds Prospectus

GuideStone Funds Growth Allocation Fund	Institutional GGRYX Investor GCOZX

Investment Objective

The Growth Allocation Fund seeks capital appreciation with modest current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Allocation Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.03%	0.29%
Acquired fund fees and expenses	0.75%	0.75%
Total annual Fund operating expenses	0.88%	1.14%
Fee waiver (1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)(2)	0.87%	1.13%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment in the Global Natural Resources Equity Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current acquired fund fees and expenses based on the Fund’s target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$89	$115
3 Years	$280	$361
5 Years	$487	$627
10 Years	$1.083	$1,385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

GuideStone Funds Prospectus | 43

Principal Investment Strategies

•	The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of equity securities with a smaller percentage of fixed-income securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Funds(1)(2)	25%	15-35%
Money Market	2%	0-10%
Low-Duration Bond	6%	2-15%
Medium-Duration Bond	10%	5-25%
Extended-Duration Bond	2%	0-10%
Global Bond	5%	2-15%

U.S. Equity Select Funds(2)	42%	25-55%
Value Equity	19%	10-30%
Growth Equity	19%	10-30%
Small Cap Equity	4%	0-10%

Non-U.S. Equity Select Funds(2)	26%	10-40%
International Equity	21%	10-30%
Emerging Markets Equity Fund	5%	2-15%

Real Assets Select Funds(2)	7%	2-15%
Global Real Estate Securities	4%	0-10%
Global Natural Resources Equity	3%	0-10%

(1)	These target allocations may include investment grade and high yield (junk bond) fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.

•	Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•	Because the Fund invests in Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund invests in Select Funds that invest in fixed-income securities with longer durations (e.g., greater than seven years), the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	To the extent that the Fund invests in Select Funds that invest in high yield securities (or junk bonds), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.

•

To the extent that the Fund invests in Select Funds that invest in derivatives, it is exposed to derivatives risk. Derivatives involve risks different from, and in some respects greater than, those associated with investing

44 | GuideStone Funds Prospectus

directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	Because the Fund invests in Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.

•	Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general.

•	Because the Fund invests in Select Funds that buy investments in real estate, the Fund’s value will fluctuate due to factors affecting the real estate market, including, among others, overbuilding, changes in rental fees, limited diversification and changes in law.

•	Because the Fund invests in Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
•	Because the Fund invests in a Select Fund that invests in natural resources companies, the Fund will be exposed to certain risks associated with those industries. Natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

•	Because the Fund invests in Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

GuideStone Funds Prospectus | 45

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Bloomberg Barclays US Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 16.02% 6/2009	Worst Quarter: (16.98)% 12/2008

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (08/27/2001)
Investor Class before taxes	7.08%	7.60%	3.93%	5.04%
Investor Class after taxes on distributions(1)	5.70%	5.40%	2.20%	3.56%
Investor Class after taxes on distributions and sale of Fund shares(1)	5.15%	5.75%	2.89%	3.85%
Institutional Class before taxes*	7.34%	N/A	N/A	4.33%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%	4.59%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.67%	7.07%	6.67%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	0.96%	5.32%
Composite Index (reflects no deduction for fees, expenses or taxes)	8.27%	8.34%	4.72%	5.72%

*	The Institutional Class commenced operations on November 23, 2015, and therefore, only one year of returns are shown for the Institutional Class.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

46 | GuideStone Funds Prospectus

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

GuideStone Funds Prospectus | 47

GuideStone Funds Aggressive Allocation Fund	Institutional GAGYX Investor GGBZX

Investment Objective

The Aggressive Allocation Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Aggressive Allocation Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.03%	0.29%
Acquired fund fees and expenses	0.82%	0.82%
Total annual Fund operating expenses(1)	0.95%	1.21%

(1)	The expense information in the table has been restated to reflect current acquired fund fees and expenses based on the Fund’s target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$97	$123
3 Years	$303	$384
5 Years	$525	$665
10 Years	$1,166	$1,466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

48 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of U.S. equity securities with a smaller percentage of international equity securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Fund	2%	0-10%
Money Market	2%	0-10%

U.S. Equity Select Funds(1)	58%	50-80%
Value Equity	26%	15-45%
Growth Equity	26%	15-45%
Small Cap Equity	6%	2-15%

Non-U.S. Equity Select Funds(1)	40%	25-55%
International Equity	32%	20-50%
Emerging Markets Equity Fund	8%	2-20%

(1)	The U.S. Equity Select Funds and Non-U.S. Equity Select Funds asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.

•	Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•	Because the Fund invests in Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.

•	Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general.

•	Because the Fund invests in Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•	Because the Fund invests in Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

•

To the extent that the Fund invests in Select Funds that invest in derivatives, it is exposed to derivatives risk. Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult

GuideStone Funds Prospectus | 49

to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and two broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 18.57% 6/2009	Worst Quarter: (22.77)% 12/2008

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (08/27/2001)
Investor Class before taxes	6.38%	9.89%	3.76%	5.04%
Investor Class after taxes on distributions(1)	4.17%	7.35%	1.99%	3.68%
Investor Class after taxes on distributions and sale of Fund shares(1)	5.43%	7.69%	2.87%	4.02%
Institutional Class before taxes*	6.55%	N/A	N/A	3.17%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.67%	7.07%	6.67%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deductions for fees, expenses or taxes)	4.50%	5.00%	0.96%	5.32%
Composite Index (reflects no deduction for fees, expenses or taxes)	9.46%	10.80%	4.72%	5.92%

*	The Institutional Class commenced operations on November 23, 2015, and therefore, only one year of returns are shown for the Institutional Class.

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares

50 | GuideStone Funds Prospectus

through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

GuideStone Funds Prospectus | 51

GuideStone Funds Money Market Fund	Institutional GMYXX Investor GMZXX

Investment Objective

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable per share price of $1.00.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.12%	0.12%
Other expenses	0.05%	0.29%
Total annual Fund operating expenses(1)	0.17%	0.41%

(1)	The expense information in the table has been restated to reflect current fees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$17	$42
3 Years	$55	$132
5 Years	$96	$230
10 Years	$217	$518

52 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund is a government money market fund. The Fund invests 99.5% or more of its total assets in:

•	Debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities;

•	Repurchase agreements that are collateralized fully by cash items or U.S. Treasury and U.S. government securities; and

•	Cash.

•	The Fund expects, but does not guarantee, a constant net asset value (“NAV”) of $1.00 per share by valuing its portfolio securities at amortized cost. It is not anticipated that any Fund affiliate will make a capital infusion, enter into a capital support agreement or take other actions to prevent the NAV per share of the Fund from falling below $0.995.

•	The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar weighted average life portfolio maturity of 120 days or less.

•	The Fund invests only in U.S. dollar-denominated securities and in instruments that mature in 397 days or less from the date of purchase.

•	The Fund may invest only in securities that comply with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which regulates mutual funds and other rules of the U.S. Securities and Exchange Commission (“SEC”).

•	As a government money market fund, the Fund is not subject to liquidity fees or redemption gates, although the Board of Trustees of GuideStone Funds (“Board”) may elect to impose such fees or gates in the future.

•	A low interest rate environment may prevent the Fund from providing a positive yield, cause the Fund to pay expenses out of Fund assets or impair the Fund’s ability to maintain a stable $1.00 NAV per share. The Adviser may, in its sole discretion, maintain a temporary defensive position with respect to the Fund. Although not required to do so, the Adviser or its affiliate may waive or cause to be waived fees owed by the Fund, in attempt to maintain a stable $1.00 NAV per share.

•	The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends Sub-Adviser selections to the Board based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

•	Factors such as, but not limited to, an increase in interest rates, a decline in the credit quality of one or more issuers, large redemptions of the Fund’s shares, or adverse market conditions impacting the trading or the value of money market instruments could cause the Fund’s share price to decrease below $1.00.

•	A sharp rise in interest rates could cause the value of the Fund’s investments and its share price to drop. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Changes in interest rates also may change the resale value of the instruments held in the Fund’s portfolio. When interest rates go up, the market values of previously issued money market instruments generally decline and may have an adverse effect on the Fund’s ability to maintain a stable $1.00 share price. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.

•	The Fund’s return will drop if short-term interest rates drop. Over time, the value of the Fund’s return may be eroded by inflation.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. The value of a security held by the Fund may decline if the security’s credit quality, or that of the security’s issuer or provider of credit support, is downgraded or credit quality otherwise falls.

GuideStone Funds Prospectus | 53

•	The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

•	The obligations of a counterparty to a repurchase agreement are not guaranteed. The Fund permits various forms of securities as collateral whose values fluctuate and are issued or guaranteed by the U.S. government. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent, which may affect the Fund’s right to control the collateral. Repurchase agreements are subject to credit risk. If the seller in a repurchase agreement transaction defaults on its obligations to repurchase a security, the Fund may suffer delays, incur costs and lose money in exercising its rights.

•	From time to time, certain securities held by the Fund may become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity and may have an adverse effect on the Fund’s ability to maintain a $1.00 per share price.

•	The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the U.S., circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.

•	The performance of the Fund will depend on how successfully its Sub-Adviser pursues its investment strategies.
•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Prior to May 1, 2016, the Fund operated as a “prime money market fund,” and invested in certain types of securities that it is no longer permitted to hold. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.

Investor Class Annual Total Return years ended 12/31

Best Quarter: 1.27% 9/2007	Worst Quarter: 0.00% 9/2016

54 | GuideStone Funds Prospectus

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	0.04%	0.02%	0.81%	1.30%
Institutional Class before taxes	0.28%	0.10%	0.93%	1.43%
BofA Merrill Lynch 0-3 Month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.25%	0.08%	0.72%	1.31%

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Adviser

BlackRock Advisors, LLC

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

GuideStone Funds Prospectus | 55

GuideStone Funds Low-Duration Bond Fund	Institutional GLDYX Investor GLDZX

Investment Objective

The Low-Duration Bond Fund seeks current income consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Low-Duration Bond Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.30%	0.30%
Other expenses	0.08%	0.35%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.39%	0.66%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)	0.38%	0.65%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$39	$66
3 Years	$124	$210
5 Years	$218	$367
10 Years	$492	$822

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 398% of the average value of its portfolio.

56 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in investment grade fixed-income securities. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•	The Fund invests primarily in:

•	Obligations issued or guaranteed by:

•	The U.S. government, its agencies and instrumentalities, banks and corporations; and

•	Foreign governments, banks and corporations of developed and emerging markets.

•	Mortgage-backed and asset-backed securities.

•	The Fund may enter into repurchase agreements relating to the above instruments.

•	The average quality rating for the Fund’s portfolio will be greater than or equal to the “Aa” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund invests primarily in investment grade debt securities but may invest up to 15% of its assets in high yield securities (junk bonds) rated “Ba” category or higher by Moody’s or the equivalent by S&P or Fitch (or if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “Ba” category or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•	The average dollar-weighted duration of the Fund normally varies between one and three years. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fixed-income security’s duration, the more sensitive that security will be to changes in interest rates.

•	The Fund may hold up to 20% of its assets in obligations denominated in currencies other than the U.S. dollar, and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers. Unhedged non-U.S. dollar currency exposure is limited to 5% of the Fund’s total market value.

•	The Fund may invest to a lesser extent in preferred stock.

•	The Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indices (for investment purposes); credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates); and options on mortgage-backed securities (for investment purposes and as a substitute for cash bonds). The Fund may also take long or short positions in other types of derivative instruments, such as futures contracts, forward options, options and swap agreements as a substitute for taking a position in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in investments that it owns. There is no guarantee that the Fund’s investments will increase in value. It is possible to lose money by investing in the Fund.

•

Because the Fund invests in fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest

GuideStone Funds Prospectus | 57

rate risk and volatility. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

•	The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•	The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.
•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.

•	High yield securities (junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	Obligations of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

•	Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities.

•

Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies, or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures

58 | GuideStone Funds Prospectus

commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	The Fund expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 4.57% 6/2009	Worst Quarter: (2.20)% 9/2008

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	1.47%	1.37%	2.72%	2.85%
Investor Class after taxes on distributions(1)	1.06%	0.89%	1.93%	1.87%
Investor Class after taxes on distributions and sale of Fund shares(1)	0.83%	0.85%	1.80%	1.83%
Institutional Class before taxes	1.74%	1.60%	2.92%	3.01%
BofA Merrill Lynch 1-3 Year US Treasury Index (reflects no deduction for fees, expenses or taxes)	0.89%	0.57%	2.12%	2.47%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

GuideStone Funds Prospectus | 59

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

BlackRock Financial Management, Inc.

Scott MacLellan, CFA Director	Since July 2008
Thomas F. Musmanno, CFA Managing Director	Since June 2008

Pacific Investment Management Company LLC

Jerome Schneider Managing Director	Since April 2014

Payden & Rygel

Brian Matthews, CFA Managing Principal	Since September 2012
Mary Beth Syal, CFA Managing Principal	Since March 2008

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

60 | GuideStone Funds Prospectus

GuideStone Funds Medium-Duration Bond Fund	Institutional GMDYX Investor GMDZX

Investment Objective

The Medium-Duration Bond Fund seeks maximum total return consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Medium-Duration Bond Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.33%	0.33%
Other expenses	0.13%	0.40%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.47%	0.74%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)	0.46%	0.73%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$47	$75
3 Years	$150	$236
5 Years	$262	$410
10 Years	$590	$917

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 337% of the average value of its portfolio.

GuideStone Funds Prospectus | 61

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in investment grade fixed-income securities. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•	The Fund invests primarily in:

•	Obligations issued or guaranteed by:

•	The U.S. government, its agencies and instrumentalities, banks and corporations; and

•	Foreign governments, banks and corporations of developed and emerging markets.

•	Mortgage-backed and asset-backed securities.

•	The Fund may enter into repurchase agreements relating to the above instruments.

•	The average quality rating for the Fund’s portfolio will be greater than or equal to the “A” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund invests primarily in investment grade debt securities but may invest up to 15% of its assets in high yield securities (junk bonds) rated “B” category or higher by Moody’s or the equivalent by S&P® or Fitch (or if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “B” category or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•	The average dollar-weighted duration of the Fund normally varies between three and seven years. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fixed-income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.

•	The Fund may hold up to 20% of its assets in obligations denominated in currencies other than the U.S. dollar and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers. Unhedged non-U.S. dollar currency exposure is limited to 10% of the Fund’s total market value.

•	The Fund may invest to a lesser extent in preferred stock.

•	The Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options and futures contracts thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indices (for investment purposes); credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates); and U.S. Treasury futures and options (for investment purposes). The Fund may also take long or short positions in other types of derivative instruments, such as futures contracts, forward options, options and swap agreements as a substitute for taking a position in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in investments that it owns. There is no guarantee that the Fund’s investments will increase in value. It is possible to lose money by investing in the Fund.

62 | GuideStone Funds Prospectus

•	Because the Fund invests in fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. An investor in this Fund should be able to accept some short-term fluctuations in value. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors. Longer-duration securities may be more sensitive to interest rate changes, and may be subject to greater interest rate risk.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

•	The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•	The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.

•	High yield securities (junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	Obligations of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

•	Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities.

•

Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies, or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate

GuideStone Funds Prospectus | 63

losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	The Fund expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 7.46% 6/2009	Worst Quarter: (4.15)% 9/2008

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	2.88%	2.77%	4.74%	4.99%
Investor Class after taxes on distributions(1)	2.08%	1.88%	3.30%	3.34%
Investor Class after taxes on distributions and sale of Fund shares(1)	1.63%	1.76%	3.13%	3.25%
Institutional Class before taxes	3.21%	2.99%	4.91%	5.10%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%	4.59%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

64 | GuideStone Funds Prospectus

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

Goldman Sachs Asset Management, L.P.

Jonathan Beinner Managing Director	Since August 2001
Michael Swell Managing Director	Since March 2009

Pacific Investment Management Company LLC

Sudi Mariappa Managing Director and Portfolio Manager	Since April 2014

Western Asset Management Company and Western Asset Management Company Limited

S. Kenneth Leech Chief Investment Officer	Since December 2006
Carl L. Eichstaedt Portfolio Manager	Since August 2001
Mark S. Lindbloom Portfolio Manager	Since December 2005
Julien A. Scholnick Portfolio Manager	Since May 2012
Michael C. Buchanan Portfolio Manager	Since September 2009
Chia-Liang Lian Portfolio Manager	Since April 2015

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

GuideStone Funds Prospectus | 65

GuideStone Funds Extended-Duration Bond Fund	Institutional GEDYX Investor GEDZX

Investment Objective

The Extended-Duration Bond Fund seeks maximum total return consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Extended-Duration Bond Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.47%	0.47%
Other expenses	0.09%	0.37%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.57%	0.85%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)(2)	0.56%	0.84%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current fees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$57	$86
3 Years	$182	$270
5 Years	$317	$470
10 Years	$713	$1,048

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

66 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in fixed-income securities. The Fund’s portfolio is diversified among a large number of issuers across different industries and economic sectors.

•	The Fund invests primarily in:

•	Obligations issued or guaranteed by:

•	The U.S. government, its agencies and instrumentalities, banks and corporations; and

•	Foreign governments, banks and corporations of developed and emerging markets.

•	Mortgage-backed and asset-backed securities.

•	Municipal bonds, the interest on which is taxable or tax-exempt.

•	The average quality rating for the Fund’s portfolio will be greater than or equal to the “Baa” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund does not currently expect to invest more than 20% of its assets in fixed-income securities rated lower than investment grade (junk bonds). The Fund will not invest in fixed-income securities that have a quality rating less than “B” category as rated by Moody’s or the equivalent by S&P® or Fitch (or, if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “B” category or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•	The average dollar-weighted duration of the Fund normally will be greater than or equal to seven years. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fixed-income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.

•	The Fund may hold up to 30% of its assets in obligations denominated in currencies other than the U.S. dollar, and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers.

•	The Fund may use various types of derivative instruments including, but not limited to, futures contracts, options, forward contracts, and swap agreements. The Fund may invest in derivative instruments as a substitute for taking a position in an underlying asset; to increase returns; to manage market, foreign currency and/or duration or interest rate risk; or as part of a hedging strategy.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in investments that it owns. There is no guarantee that the Fund’s investments will increase in value. It is possible to lose money by investing in the Fund.

•

Because the Fund invests in fixed-income securities with longer durations, the Fund’s investments are more sensitive to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. An investor in this Fund should be able to accept some short-term fluctuations in value. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. Longer-duration bonds are generally more volatile, as are lower-rated bonds. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The

GuideStone Funds Prospectus | 67

yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

•	The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•	The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
•	The amount of public information available about municipal securities is generally less than what is available for corporate equities or bonds. Special factors, such as legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the Fund invests may have an impact on the Fund’s share price. In addition, the secondary market for certain municipal bonds may not be as developed or liquid as other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.

•	Bonds rated below investment grade, such as high yield securities (junk bonds), involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	Obligations of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

•

Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies, or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to

68 | GuideStone Funds Prospectus

the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and two broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Bloomberg Barclays US Long Credit Index and Bloomberg Barclays US Long

Government Bond Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 16.15% 6/2009	Worst Quarter: (9.85)% 9/2008

Average Annual Total Return as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	7.23%	5.37%	7.42%	7.57%
Investor Class after taxes on distributions(1)	5.17%	3.48%	5.42%	5.44%
Investor Class after taxes on distributions and sale of Fund shares(1)	4.80%	3.55%	5.18%	5.26%
Institutional Class before taxes	7.65%	5.64%	7.64%	7.75%
Bloomberg Barclays US Long Credit Index (reflects no deduction for fees, expenses or taxes)	10.22%	5.20%	6.87%	6.98%
Bloomberg Barclays US Long Government Bond Index (reflects no deduction for fees, expenses or taxes)	1.43%	2.57%	6.60%	6.66%
Composite Index (reflects no deduction for fees, expenses or taxes)	5.83%	3.94%	6.85%	6.92%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

GuideStone Funds Prospectus | 69

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

Loomis, Sayles & Company, L.P.

Daniel J. Fuss, CFA, CIC Executive Vice President and Vice Chairman	Since August 2001
Matthew J. Eagan, CFA Vice President	Since May 2016
Elaine M. Stokes Vice President	Since May 2016
Brian P. Kennedy Vice President	Since May 2016

Schroder Investment Management North America Inc.

Edward H. Jewett Portfolio Manager	Since August 2001
Richard A. Rezek, Jr., CFA Portfolio Manager	Since December 2002
Andrew B.J. Chorlton, CFA Portfolio Manager	Since July 2007
Neil G. Sutherland, CFA Portfolio Manager	Since November 2008
Julio C. Bonilla, CFA Portfolio Manager	Since March 2010
Lisa Hornby, CFA Portfolio Manager	Since October 2014

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

70 | GuideStone Funds Prospectus

GuideStone Funds Inflation Protected Bond Fund	Institutional GIPYX Investor GIPZX

Investment Objective

The Inflation Protected Bond Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed debt securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Inflation Protected Bond Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.30%	0.30%
Other expenses	0.10%	0.40%
Total annual Fund operating expenses	0.40%	0.70%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)(2)	0.39%	0.69%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.
(2)	The expense information in the table has been restated to reflect current fees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$40	$70
3 Years	$127	$223
5 Years	$223	$389
10 Years	$504	$870

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

GuideStone Funds Prospectus | 71

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in inflation-indexed debt securities issued by U.S. and foreign governments and their agencies and instrumentalities. Foreign issuers may be located in countries having economies and markets considered to be developed or emerging.

•	The Fund may invest its assets in securities of a relatively small number of issuers of inflation-indexed bonds, primarily U.S. and foreign governments.

•	The Fund will not invest in fixed-income securities that have a quality rating less than “Baa” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”) (or, if unrated, determined by the Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “Baa” category or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•	Although the Fund may invest in debt securities of varying maturities, the average dollar-weighted duration of the Fund is expected to be between four and 10 years. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fixed-income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.

•	The Fund may invest up to 10% of its assets in obligations denominated in currencies other than the U.S. dollar. Unhedged non-U.S. dollar currency exposure is limited to 5% of the Fund’s total market value.

•	The Fund may use various types of derivative instruments including, but not limited to, U.S. and non-dollar futures, options, swaps, swaptions (for investment purposes and to hedge against fluctuations in interest rates); forward currency exchange contracts (to hedge against fluctuations in foreign currencies); and currency futures, swaps and options (for investment purposes and to hedge against fluctuations in foreign currencies).

•	The Fund may invest up to 20% of its assets in fixed-income securities that are not inflation-indexed.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•	The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.

•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in investments that it owns. There is no guarantee that the Fund’s investments will increase in value. It is possible to lose money by investing in the Fund.

•	Because the Fund invests in fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

•

The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which

72 | GuideStone Funds Prospectus

could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.

•	Obligations of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

•	Investing in emerging markets involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies, or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

•	Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond they issue, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect on decreasing the overall level of the Fund’s liquidity.

•	The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed- income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.

•	Investing in a limited number of issuers may expose the Fund to a greater risk of losses than if its assets were more diversified.

•	The Fund expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	The performance of the Fund will depend on how successfully the Sub-Adviser pursues its investment strategies.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

GuideStone Funds Prospectus | 73

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total return of the Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 4.49% 9/2011	Worst Quarter: (6.53)% 6/2013

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Since Inception (6/25/2009)
Investor Class before taxes	3.66%	0.18%	3.09%
Investor Class after taxes on distributions(1)	3.38%	(0.48)%	2.15%
Investor Class after taxes on distributions and sale of Fund shares(1)	2.08%	(0.07)%	2.10%
Institutional Class before taxes*	3.99%	N/A	(0.19)%
Bloomberg Barclays US TIPS (Series-L) Index (reflects no deduction for fees, expenses or taxes)	4.68%	0.89%	3.92%

*	The Institutional Class commenced operations on May 1, 2015, and therefore, only one year of returns are shown for the Institutional Class.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Adviser and Portfolio Managers

BlackRock Financial Management, Inc.

Martin Hegarty Managing Director	Since July 2010

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

74 | GuideStone Funds Prospectus

GuideStone Funds Global Bond Fund	Institutional GGBEX Investor GGBFX

Investment Objective

The Global Bond Fund seeks to maximize total return through capital gains and current income while preserving principal value.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Bond Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.50%	0.50%
Other expenses	0.10%	0.39%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.61%	0.90%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)	0.60%	0.89%

(1)	The Adviser and/or its affiliates have agreed to waiver shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$61	$91
3 Years	$194	$286
5 Years	$339	$497
10 Years	$761	$1,107

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

GuideStone Funds Prospectus | 75

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in a diversified portfolio of fixed-income instruments of varying maturities and quality across different industries and sectors of the fixed-income market.

•	The Fund invests in globally diversified fixed-income securities and rotates portfolio allocations among global sectors, including:

•	High yield (“junk bond”) and investment grade corporate securities located in the United States.

•	High yield and investment grade corporate securities located in non-U.S. developed and emerging markets.

•	Obligations issued by or guaranteed by:

•	The U.S. government, its agencies and instrumentalities, banks and corporations; and

•	Foreign governments, banks and corporations of developed and emerging markets.

•	Mortgage-backed and asset-backed securities.

•	Under normal market conditions, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30%) in securities of non-U.S. issuers. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund will allocate its assets among no less than three countries.

•	The Fund may invest a substantial portion of total assets in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. In addition, the Fund may hedge its exposure to foreign currency.

•	The average credit quality for the Fund’s portfolio will be greater than or equal to the “Ba” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund may invest up to 70% of its assets in high yield securities and emerging market securities rated below investment grade (“Baa” category by Moody’s or the equivalent by S&P® or Fitch).

•	The average dollar–weighted duration of the Fund normally varies between three and 10 years. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fixed-income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.

•	The Fund may use various types of derivative instruments including, but not limited to, futures contracts and options on futures (including U.S. Treasury futures contracts and options on futures) to alter the duration of the Fund and increase potential returns; forward currency exchange contracts (currency hedging); currency futures and options thereon (currency hedging); interest rate swaps, floors and caps (investment purposes); credit default swaps and currency swaps (investment purposes and hedging). The Fund may also use other types of derivative instruments, such as futures and options contracts, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•	The Sub-Advisers seek to accomplish the objectives of the Fund by implementing a long-term approach utilizing diversified strategies across all sectors of the global fixed-income market.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund’s portfolio under the oversight of the Adviser. Each Sub-Adviser uses different investment techniques to identify securities it believes would be the most profitable to the Fund over the long-term while maintaining diversification and risk controls. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

76 | GuideStone Funds Prospectus

Principal Investment Risks

•	Because the Fund invests in fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Longer-term bonds are generally more volatile, as are lower-rated bonds. An investor in this Fund should be able to accept significant short-term fluctuations in value. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. It is possible to lose money by investing in the Fund.

•	High yield securities (junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

•	The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•	The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.

•	Obligations of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

•

Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies, or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of

GuideStone Funds Prospectus | 77

the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Bloomberg Barclays Global Aggregate Bond Index, Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index and J.P. Morgan EMBI Plus are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 18.41% 6/2009	Worst Quarter: (9.56)% 12/2008

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (12/29/2006)
Investor Class before taxes	10.91%	3.90%	5.12%	5.12%
Investor Class after taxes on distributions(1)	9.03%	2.24%	3.03%	3.03%
Investor Class after taxes on distributions and sale of Fund shares(1)	6.16%	2.27%	3.09%	3.09%
Institutional Class before taxes*	11.24%	N/A	N/A	1.69%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.09%	0.21%	3.29%	3.37%
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index (reflects no deduction for fees, expenses or taxes)	17.13%	7.36%	7.55%	7.39%

78 | GuideStone Funds Prospectus

	One Year	Five Years	Ten Years	Since Inception (12/29/2006)
J.P. Morgan EMBI Plus (reflects no deduction for fees, expenses or taxes)	9.62%	5.10%	6.61%	6.49%
Composite Index (reflects no deduction for fees, expenses or taxes)	7.62%	3.22%	5.28%	5.29%

*	The Institutional Class commenced operations on May 1, 2015, and therefore, only one year of returns are shown for the Institutional Class.
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

Loomis, Sayles & Company, L.P.

Daniel J. Fuss, CFA, CIC Executive Vice President and Vice Chairman	Since June 2008
Matthew J. Eagan, CFA Vice President	Since June 2008
Elaine M. Stokes Vice President	Since June 2008
Brian P. Kennedy Vice President	Since May 2016

Western Asset Management Company and

Western Asset Management Company Limited

S. Kenneth Leech Chief Investment Officer	Since December 2006
Ian R. Edmonds Portfolio Manager	Since December 2006
Michael C. Buchanan Portfolio Manager	Since September 2009
Chia-Liang Lian Portfolio Manager	Since April 2015
Andrew J. Belshaw Portfolio Manager	Since May 2014
Gordon S. Brown Portfolio Manager	Since May 2014
Annabel Rudebeck Portfolio Manager	Since May 2017

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

GuideStone Funds Prospectus | 79

GuideStone Funds Defensive Market Strategies Fund	Institutional GDMYX Investor GDMZX

Investment Objective

The Defensive Market Strategies Fund seeks to provide long-term capital appreciation with reduced volatility compared to the equity market.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Defensive Market Strategies Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.63%	0.63%
Other expenses	0.06%	0.34%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.70%	0.98%
Fee waiver (1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)(2)	0.69%	0.97%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.
(2)	The expense information in the table has been restated to reflect current fees.

Expense Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$70	$99
3 Years	$223	$311
5 Years	$389	$541
10 Years	$870	$1,200

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

80 | GuideStone Funds Prospectus

Principal Investment Strategies

•	To pursue its investment objective, the Fund utilizes principal investment strategies, managed by the Fund’s Sub-Advisers under the ultimate supervision of the Adviser. The principal strategies, when combined, are intended to result in the Fund obtaining investment returns consistent with the equity market, but with lower volatility when compared to the equity market. The Adviser determines the allocation of assets among the principal strategies and seeks to ensure an allocation that will allow the Fund to maintain its reduced volatility as compared to the broader market. Each Sub-Adviser is in turn responsible for investing the assets allocated to the principal strategy, or the portion of the principal strategy, for which it is responsible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

•	The principal strategies, and the range of assets that will be allocated to each, is as follows:

Principal Strategy	Range of Assets
Long Only Equity	30%-80%
Convertible Bond	0%-50%
Long-Short Equity	0%-35%
Options Equity	0%-35%

•	The Adviser monitors portfolio activity and reallocates assets among the Sub-Advisers as necessary in an attempt to ensure the Fund’s portfolio, when viewed as a whole, is consistent with the Fund’s principal investment objective. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another in an attempt to achieve the Fund’s investment objective.

•	The Long Only Equity Strategy is divided into two main components: a “value yield” component that focuses primarily on dividend paying stocks and a “U.S. defensive equity” component that focuses primarily on U.S. stocks with lower volatility compared to the broader equity market. Pursuant to the Long Only Equity Strategy, the Fund primarily invests in common stocks of U.S. companies but may also invest in common stocks of foreign companies either on a foreign exchange or through depositary receipts. The Fund may invest in common stocks of foreign companies in countries having economies and markets generally considered to be developed and, to a lesser extent, companies located in emerging markets. The Fund may also invest in preferred stocks and real estate investment trusts (“REITs”) and other real estate related companies (companies that derive their revenue from, or have their assets in, real estate, including the ownership, construction, management or sale of real estate).

•	The Convertible Bond Strategy involves investments in convertible securities. A convertible security is a security – usually a bond or preferred stock – that can be converted into a different security, typically shares of a company’s common stock. While the Fund has broad discretion to invest in all types of convertible securities of U.S. issuers, the Fund focuses primarily on investments in convertible bonds. These convertible securities will tend to have valuations more closely aligned with a company’s bonds than common stock. The Fund may also invest in convertible securities of non-U.S. issuers. The Fund may invest in obligations issued by the U.S. government, its agencies and instrumentalities, banks and corporations and foreign governments, banks and corporations. The Fund may invest in both investment grade securities and high yield securities (or junk bonds) subject to a maximum of 35% of its total assets in junk bonds (“Baa” category as rated by Moody’s Investors Service, Inc. or the equivalent by Standard and Poor’s® or Fitch, Inc.).

•	The Long-Short Equity Strategy involves a long component and a short component. The long component primarily involves investments in equity securities with a focus on growth. The short component involves making short sales of stocks. The Fund may establish short positions in stocks of companies with a market value of up to 30% of its assets pursuant to this strategy. When the Fund takes a short position, it sells at the current market price a stock that it has borrowed, in anticipation of a decline in the market price of the stock. The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses.

•

The Options Equity Strategy seeks to capture potential value embedded in the pricing of equity index options (i.e., the expected difference between the exercise price of the option and the current market price of the index), while holding a portfolio that has lower volatility than the broader U.S. equity markets. The strategy involves the Fund writing cash settled put and call options on a stock index that are significantly “out of the money,” and fully covering those written put and call options with a mixture of U.S. Treasury Bills and a portfolio of stocks that collectively has characteristics similar to the broader U.S. equity market. The Sub-Adviser determines whether an option is significantly “out of the money” based on the probability that it will expire worthless based on implied market pricing. When the Fund writes a put option on an equity index, it agrees (in return for receipt of the option price) to pay the option holder, upon exercise of the option

GuideStone Funds Prospectus | 81

prior to, or upon expiration, the difference between the exercise price and price of the index if the index price is below the exercise price at the time of exercise or expiration. When a put option’s exercise price is lower than the price of the index, the put option is “out of the money.” When the Fund writes a call option on an index, it agrees (in return for receipt of the option price) to pay the option holder, upon exercise of the option prior to, or upon expiration, the difference between the exercise price and price of the index if the index price is above the exercise price at the time of exercise or expiration. When a call option’s exercise price is higher than the price of index, the call option is “out of the money.” By selling options that are significantly out of the money, the Fund seeks to profit from the sales price of the options while capitalizing on the general tendency of options that are significantly out of the money at the time of sale to expire without worth and without being exercised by the holder.

•	The Fund may hold up to 20% of its assets in securities denominated in currencies other than the U.S. dollar and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers.

•	The Fund may use forward currency exchange contracts, options and futures on stock indices and equity swap agreements to gain exposure to foreign markets and currencies. The Fund may also use other types of derivative instruments, such as futures, options and forward contracts as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short. Sub-Advisers may make currency investment decisions independent of their underlying security selections.

•	From time to time, based on economic and market conditions, the Fund may invest heavily in a particular economic sector or sectors.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	There is no guarantee that securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in this Fund should be able to accept significant short-term fluctuations in value.

•	Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.

•	Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to general market declines or because of factors related to the issuing company or its industry.

•	Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund.

•

The Fund is subject to leverage risk. Leveraging occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and selling

82 | GuideStone Funds Prospectus

them, the Fund’s short sales effectively leverage the Fund’s assets. The use of leverage, including short sales and other forms of leveraging such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the Fund’s gains or losses. Leverage also creates interest expense that may lower the Fund’s overall returns.

•	Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by factors influencing that sector, including market, economic, political or regulatory developments. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

•	Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. In addition, the Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.

•	Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities.

•	The Fund is subject to the risk that REITs’ and other real estate related companies’ share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate related companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing from property purchases and improvements is more costly and difficult to obtain. REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	The value of fixed-income securities held by the Fund will fluctuate in response to interest rates and other economic factors. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer including its credit standing and general economic conditions.

•	In addition to the interest rate and credit risks applicable to fixed-income securities, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

•	There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.

•	High yield securities (junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies, or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or

GuideStone Funds Prospectus | 83

otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

•	The Fund expects to have a high portfolio turnover rate due to short-term trading. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and two broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The S&P 500® Index and Citigroup 3-Month Treasury Bill Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return year ended 12/31

Best Quarter: 7.17% 3/2013	Worst Quarter: (3.01)% 9/2015

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Since Inception (9/1/2011)
Investor Class before taxes	11.53%	10.04%	9.88%
Investor Class after taxes on distributions(1)	9.96%	8.03%	7.98%
Investor Class after taxes on distributions and sale of Fund shares(1)	7.30%	7.39%	7.32%
Institutional Class before taxes	11.80%	10.31%	10.15%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	14.45%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.27%	0.09%	0.09%
Composite Index (reflects no deduction for fees, expenses or taxes)	6.09%	7.29%	7.25%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

84 | GuideStone Funds Prospectus

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

American Century Investment Management, Inc.

Phillip N. Davidson, CFA Chief Investment Officer – U.S. Value Equity, Senior Vice President and Senior Portfolio Manager	Since September 2011
Michael Liss, CFA, CPA Vice President and Senior Portfolio Manager	Since September 2011
Kevin Toney, CFA Senior Vice President and Senior Portfolio Manager	Since September 2011
Dan Gruemmer, CFA Portfolio Manager	Since February 2016

AQR Capital Management, LLC

Jacques A. Friedman Principal	Since September 2011
Hoon Kim, Ph.D., CFA Principal	Since March 2016
Michele L. Aghassi, Ph.D. Principal	Since March 2016
Andrea Frazzini, Ph.D. Principal	Since March 2016

Parametric Portfolio Associates LLC

Jay Strohmaier, CFA Managing Director	Since March 2014
Thomas Seto Head of Investment Management – Seattle Investment Center	Since March 2014
Tom Lee, CFA Managing Director – Investment Strategy and Research	Since March 2014
Alex Zweber, CFA Portfolio Manager	Since March 2014

Shenkman Capital Management, Inc.

Mark R. Shenkman President and Co-Chief Investment Officer	Since September 2011
Justin W. Slatky Executive Vice President, Co-Chief Investment Officer	Since October 2016
Raymond F. Condon Senior Vice President and Portfolio Manager	Since September 2011
Jordan Barrow Senior Vice President, Credit Analyst and Portfolio Manager	Since July 2015

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

GuideStone Funds Prospectus | 85

GuideStone Funds Equity Index Fund	Institutional GEQYX Investor GEQZX

Investment Objective

The Equity Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Index Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.06%	0.32%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.17%	0.43%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$17	$44
3 Years	$55	$138
5 Years	$96	$241
10 Years	$217	$542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

86 | GuideStone Funds Prospectus

Principal Investment Strategies

•	Under normal market conditions, the Fund will invest substantially all, and normally at least 80% of its total assets, in the equity securities (primarily common stocks) of the companies that make up the S&P 500® Index, in weightings that approximate the relative composition of the securities contained in the S&P 500® Index.

•	The Fund may invest to a lesser extent in derivative instruments, including exchange listed options, futures and swap agreements, that are based on:

•	The S&P 500® Index;

•	Companies included in the S&P 500® Index; or

•	Stock indices other than but similar to the S&P 500® Index.

•	The companies chosen for inclusion in the S&P 500® Index tend to be industry leaders within the U.S. economy as determined by Standard & Poor’s® (“S&P®”). However, companies are not selected for inclusion by S&P® because they are expected to have superior stock price performance relative to the market in general or other stocks in particular.

•	The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500® Index using computer programs and statistical procedures. As a result, the Sub-Adviser(s) does not use traditional methods of fund investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the Sub-Adviser(s) buys and sells securities in response to changes in the S&P 500® Index. The Fund generally uses a replication method to track the S&P 500® Index, but may exclude securities from time to time as required by the Fund’s social investment policies and restrictions. Because the Fund has fees and transaction expenses (while the S&P 500® Index has none), returns are likely to be below those of the S&P 500® Index.

•	The correlation between the Fund’s performance and the S&P 500® Index is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain stocks that may be excluded from the Fund’s portfolio because of social investment policies and restrictions (100% would indicate perfect correlation).

•	The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•	There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. In the past, large capitalization stocks have gone through cycles of doing better or worse than the stock market in general.

•	The Fund’s return may not match the return of the S&P® Index for a number of reasons, including operating and brokerage expenses incurred by the Fund, reserves of cash held by the Fund to meet redemptions, and/or lack of precise correlation with the S&P® Index.

•	There is a risk that the Fund, which is passively managed, may not perform as well as actively managed funds that select securities based on economic, financial and market analysis, because the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the S&P 500® Index. The Fund’s fees and expenses will reduce the Fund’s returns, unlike those of the benchmark index. Cash flow into and out of the Fund, portfolio transaction costs, changes in the securities that comprise the index, and the Fund’s valuation procedures also may affect the Fund’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

The Fund’s social investment policies and restrictions may cause the Fund to lose the ability to invest in certain investments opportunities in which the S&P 500® Index invests, which may cause the Fund to have lower performance than the Index and contribute to a lower

GuideStone Funds Prospectus | 87

correlation between the performance of the Fund and the Index. See the section entitled “Additional Information Regarding the Funds” for more information on the Fund’s social investing restrictions.

•	The Fund must pay various expenses, and therefore its return may differ from the S&P 500® Index’s total return, which does not reflect any expenses.

•	The performance of the Fund will depend on how successfully its Sub-Adviser pursues its investment strategies.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 15.70% 6/2009	Worst Quarter: (22.33)% 12/2008

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	11.84%	14.28%	6.63%	6.00%
Investor Class after taxes on distributions(1)	11.24%	13.66%	5.91%	5.40%
Investor Class after taxes on distributions and sale of Fund shares(1)	7.16%	11.40%	5.26%	4.82%
Institutional Class before taxes	12.16%	14.49%	6.82%	6.13%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%	6.35%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Adviser and Portfolio Managers

Legal & General Investment Management America, Inc.

Shaun Murphy Head of U.S. Index Funds	Since June 2016
David Barron Senior Portfolio Manager	Since June 2016
Aodhagán Byrne Portfolio Manager	Since June 2016
Michael O’Connor Senior Portfolio Manager	Since October 2016
Drew Miyawaki Head of Global Equity Trading	Since June 2016
Joe LaPorta Index Trader	Since June 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

88 | GuideStone Funds Prospectus

GuideStone Funds Global Real Estate Securities Fund (formerly, Real Estate Securities Fund)	Institutional GREYX Investor GREZX

Investment Objective

The Global Real Estate Securities Fund seeks to provide long-term capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Real Estate Securities Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.70%	0.70%
Other expenses	0.18%	0.47%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.89%	1.18%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)(2)	0.88%	1.17%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current fees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$90	$119
3 Years	$283	$374
5 Years	$492	$648
10 Years	$1,095	$1,431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 130% of the average value of its portfolio.

GuideStone Funds Prospectus | 89

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities of real estate investment trusts (“REITs”) and other real estate related companies. The Fund defines a real estate related company as one that derives at least 50% of its revenue from, or has at least 50% of the value of its assets in, real estate, including the ownership, construction, management or sale of real estate. A REIT is a company dedicated to owning, and usually operating, income-producing real estate or to financing real estate.

•	A Sub-Adviser generally looks for real estate securities that have the potential to provide superior returns to the Fund and focuses on companies with the potential for stock price appreciation and a record of paying dividends. A Sub-Adviser may sell a security when it no longer is deemed to meet these criteria or when other opportunities appear more attractive.

•	The Fund may invest in equity securities of REITs and other real estate related companies located throughout the world and in countries having economies and markets generally considered to be developed, but may also invest in equity securities of REITs and other real estate related companies located in emerging markets. The Fund may invest in REITs and other real estate related companies of any size. Equity securities in which the Fund may invest included preferred stock and convertible preferred stock.

•	Depending on market conditions, the Fund may at times be more concentrated in particular sub-sectors of the real estate industry, such as apartments, retail, hotels, offices, industrial, health care and others.

•	Under normal market conditions, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30%) in securities of non-U.S. issuers. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located, or where it generates the majority of its operating income. The Fund will allocate its assets among no less than three countries.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers use different investment techniques to identify securities that they each believe would be the most profitable to the Fund over the long term. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

•	Prior to May 1, 2017, the Fund’s name was Real Estate Securities Fund. There was no change to the Fund’s principal investment strategies.

•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	There is no guarantee that the equity securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or real estate market, as well as general market and economic conditions. An undervalued stock may not increase in price as anticipated by a Sub-Adviser if other investors fail to recognize the company’s value or the factors that the Sub-Adviser believed would increase the price do not occur. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•	The Fund concentrates its assets in the real estate industry, so an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

90 | GuideStone Funds Prospectus

•	The Fund may at times be more concentrated in particular sub-sectors of the real estate industry, such as apartments, retail, hotels, offices, industrial, health care and others. As such, its performance would be especially sensitive to developments that significantly affect those businesses.

•	In addition, equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit they extend. Equity and mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

•	The Fund is subject to the risk that REITs’ and other real estate related companies’ share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate related companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing from property purchases and improvements is more costly and difficult to obtain.

•	Some of the REITs and other real estate related company securities in which the Fund invests may be preferred stock that receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile.

•	There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time.

•	Small-sized companies have historically been more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•	Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

•	Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic stability.

•	The Fund expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

GuideStone Funds Prospectus | 91

Investor Class Annual Total Return years ended 12/31

Best Quarter: 32.06% 9/2009	Worst Quarter: (39.93)% 12/2008

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (12/29/2006)
Investor Class before taxes	3.78%	7.52%	2.79%	2.83%
Investor Class after taxes on distributions(1)	0.59%	4.88%	0.89%	0.93%
Investor Class after taxes on distributions and sale of Fund shares(1)	2.27%	4.96%	1.49%	1.52%
Institutional Class before taxes*	4.07%	N/A	N/A	1.25%
FTSE EPRA/NAREIT Developed Index (reflects no deductions for fees, expenses or taxes)	4.06%	9.48%	1.48%	1.48%

*	The Institutional Class commenced operations on May 1, 2015, and therefore, only one year of returns are shown for the Institutional Class.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Adviser and Portfolio Managers

Heitman Real Estate Securities, LLC,

Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH

Jerry Ehlinger, CFA Managing Director and Portfolio Manager – North America	Since December 2013
Mark Abramson Managing Director and Portfolio Manager – Europe	Since September 2013
John White Managing Director and Portfolio Manager – Asia-Pacific	Since September 2013

RREEF America L.L.C.,

Deutsche Investments Australia Limited and

Deutsche Alternative Asset Management (Global) Limited

John Hammond Managing Director	Since September 2013
Chris Robinson Director	Since September 2013
David W. Zonavetch, CPA Director	Since August 2013
Robert Thomas Managing Director	Since January 2017

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

92 | GuideStone Funds Prospectus

GuideStone Funds Value Equity Fund	Institutional GVEYX Investor GVEZX

Investment Objective

The Value Equity Fund seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Equity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.55%	0.55%
Other expenses	0.04%	0.31%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.60%	0.87%
Fee waiver (1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)(2)	0.59%	0.86%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.
(2)	The expense information in the table has been restated to reflect current fees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$60	$88
3 Years	$191	$277
5 Years	$334	$481
10 Years	$749	$1,072

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

GuideStone Funds Prospectus | 93

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which can include stock, stock futures, rights, warrants or securities convertible into stock. The Fund is diversified and focuses on large- and medium-sized U.S. companies whose stocks are considered by the Fund’s Sub-Advisers to be value stocks. Value stocks are generally those that are trading at prices that the Sub-Advisers believe are below what the stocks are worth or that may be out of favor with investors.

•	These stocks typically have lower price-to-earnings ratios, lower asset valuations and/or higher dividend yields relative to the U.S. market as a whole.

•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”), which represent ownership of underlying foreign securities that are denominated in U.S. dollars, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. Each Sub-Adviser uses different investment styles to identify securities it believes are undervalued or are generally out of favor with investors. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An undervalued stock may not increase in price as anticipated by a Sub-Adviser if other investors fail to recognize the company’s value or the factors that the Sub-Adviser believed would increase the price do not occur. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•	There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.

•	There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time.

•	Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by factors influencing that sector, including market, economic, political or regulatory developments. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

•	Medium-sized company stocks have historically been subject to greater investment risk than large-company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large-company stocks.

•

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In

94 | GuideStone Funds Prospectus

addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	There is a risk that the prices of futures and options on futures contracts will diverge from the prices of their underlying instruments. Futures and options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures or options contract that the Fund has previously bought or sold and this may result in the inability to close a contract when desired.

•	Because the market price of warrants may be significantly less than the current price of the underlying security, there is a greater risk that warrants may drop in value at a faster rate than the underlying security. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

•	Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 16.50% 9/2009	Worst Quarter: (21.00)% 12/2008

GuideStone Funds Prospectus | 95

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	13.84%	13.95%	5.16%	6.35%
Investor Class after taxes on distributions(1)	12.67%	12.68%	4.33%	5.50%
Investor Class after taxes on distributions and sale of Fund shares(1)	8.78%	11.08%	4.02%	5.12%
Institutional Class before taxes	14.11%	14.24%	5.39%	6.63%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	5.72%	7.01%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

AJO, LP

Theodore R. Aronson Principal	Since June 2006
Stefani Cranston Principal	Since December 2014
Gina Marie N. Moore Principal	Since June 2006
Gregory J. Rogers Principal	Since December 2014
Christopher J.W. Whitehead Principal	Since December 2009

Barrow, Hanley, Mewhinney & Strauss, LLC

Jeff G. Fahrenbruch, CFA Managing Director	Since October 2012
David W. Ganucheau, CFA Managing Director	Since October 2012

Legal & General Investment Management America, Inc.

Shaun Murphy Head of U.S. Index Funds	Since June 2016
David Barron Senior Portfolio Manager	Since June 2016
Aodhagán Byrne Portfolio Manager	Since June 2016
Michael O’Connor Senior Portfolio Manager	Since October 2016
Drew Miyawaki Head of Global Equity Trading	Since June 2016
Joe LaPorta Index Trader	Since June 2016

TCW Investment Management Company LLC

Diane Jaffee, CFA Senior Portfolio Manager and Group Managing Director	Since June 2006

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

96 | GuideStone Funds Prospectus

GuideStone Funds Growth Equity Fund	Institutional GGEYX Investor GGEZX

Investment Objective

The Growth Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Equity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.71%	0.71%
Other expenses	0.04%	0.30%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.76%	1.02%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)(2)	0.75%	1.01%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.
(2)	The expense information in the table has been restated to reflect current fees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$77	$103
3 Years	$242	$324
5 Years	$421	$562
10 Years	$941	$1,247

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

GuideStone Funds Prospectus | 97

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which can include stock, stock futures, rights, warrants or securities convertible into stock. The Fund is diversified and focuses its investments in large- and medium-sized U.S. companies whose stocks are considered by the Fund’s Sub-Advisers to have above-average potential for growth in revenue and earnings.

•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”), which represent ownership of underlying foreign securities that are denominated in U.S. dollars, regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets and foreign equity securities (including non-U.S. dollar denominated securities).

•	In pursuing its investment strategy, the Fund may at times focus its investments in one or a few particular economic sectors.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. Each Sub-Adviser uses both fundamental research and quantitative analysis to select securities it believes have above-average growth prospects but may make investment decisions for the Fund based on an analysis of differing factors, such as revenue and earnings growth or unanticipated positive earnings. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in this Fund should be able to accept significant short-term fluctuations in value.

•	Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by factors influencing that sector, including market, economic, political or regulatory developments. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

•	Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general.

•	Medium-sized company stocks have historically been subject to greater investment risk than large-company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large-company stocks.

•	The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

98 | GuideStone Funds Prospectus

•	There is a risk that the prices of futures and options on futures contracts will diverge from the prices of their underlying instruments. Futures and options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures or options contract that the Fund has previously bought or sold and this may result in the inability to close a contract when desired.

•	Because the market price of warrants may be significantly less than the current price of the underlying security, there is a greater risk that warrants may drop in value at a faster rate than the underlying security. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

•	Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 18.20% 3/2012	Worst Quarter: (25.93)% 12/2008

GuideStone Funds Prospectus | 99

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	(1.30)%	12.52%	6.62%	5.01%
Investor Class after taxes on distributions(1)	(2.02)%	10.13%	5.47%	4.27%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	(0.14)%	9.78%	5.23%	4.02%
Institutional Class before taxes	(0.98)%	12.77%	6.80%	5.17%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	7.08%	14.50%	8.33%	6.14%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

Brown Advisory, LLC

Kenneth M. Stuzin, CFA Partner	Since June 2013

Jackson Square Partners, LLC

Jeffrey S. Van Harte, CFA Chairman and Chief Investment Officer	Since April 2015
Christopher J. Bonavico, CFA Portfolio Manager	Since April 2015
Daniel J. Prislin, CFA Portfolio Manager	Since April 2015
Christopher M. Ericksen, CFA Portfolio Manager	Since April 2015

Loomis, Sayles & Company, L.P.

Aziz Hamzaogullari Vice President and Portfolio Manager	Since April 2015

Sands Capital Management, LLC

Frank M. Sands, CFA Chief Executive Officer and Chief Investment Officer	Since October 2003
A. Michael Sramek, CFA Senior Portfolio Manager, Research Analyst and Managing Director	Since June 2013
Wesley A. Johnston, CFA Portfolio Manager and Senior Research Analyst	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

100 | GuideStone Funds Prospectus

GuideStone Funds Small Cap Equity Fund	Institutional GSCYX Investor GSCZX

Investment Objective

The Small Cap Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Equity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.88%	0.88%
Other expenses	0.07%	0.34%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.96%	1.23%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)(2)	0.95%	1.22%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current fees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$97	$124
3 Years	$305	$389
5 Years	$530	$675
10 Years	$1,177	$1,488

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

GuideStone Funds Prospectus | 101

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which may include stock, stock futures, rights, warrants or securities convertible into stock, of U.S. companies that, at the time of purchase, are in the small capitalization segment of the U.S. equity market, generally consistent with the capitalization range of companies comprising the Russell 2000® Index. The market capitalization range of the Russell 2000® Index changes with market conditions and due to modifications in its member composition. As of May 27, 2016, the market capitalization in the Russell 2000® Index ranged from $133 million to $3.9 billion. The Fund’s portfolio is not limited to the stocks listed in the Russell 2000® Index and, as such, is diversified among a large number of companies across different industries and economic sectors. Because the Fund may continue to hold a security whose market capitalization increases or decreases over time, a portion of the Fund’s holdings may have market capitalizations outside the range of the Russell 2000® Index at any given time.

•	The Fund is diversified with respect to stocks possessing attractive fundamental values and strong growth prospects. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends. The Fund may invest in initial public offerings (“IPOs”).

•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”), which represent ownership of underlying foreign securities that are denominated in U.S. dollars, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers, using fundamental research and quantitative analysis, select securities that they believe have favorable investment characteristics but may make investment decisions for the Fund based on an analysis of differing factors, such as revenue and earnings growth, relative valuation, business catalysts or quality of management. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual
Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund invests primarily in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•	Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by factors influencing that sector, including market, economic, political or regulatory developments. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

•	The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

102 | GuideStone Funds Prospectus

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in this Fund should be able to accept significant short-term fluctuations in value.

•	The Fund expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	The Fund may invest in IPOs, which entails special risks, including limited operating history of the issuing companies, unseasoned trading and limited liquidity.

•	Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies, or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	There is a risk that the prices of futures and options on futures contracts will diverge from the prices of their underlying instruments. Futures and options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures or options contract that the Fund has previously bought or sold and this may result in the inability to close a contract when desired.

•	Because the market price of warrants may be significantly less than the current price of the underlying security, there is a greater risk that warrants may drop in value at a faster rate than the underlying security. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

•	Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by

GuideStone Funds Prospectus | 103

showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 18.55% 6/2009	Worst Quarter: (25.60)% 12/2008

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	17.17%	12.70%	6.65%	7.35%
Investor Class after taxes on distributions(1)	16.83%	10.31%	5.21%	6.09%
Investor Class after taxes on distributions and sale of Fund shares(1)	10.00%	9.61%	5.00%	5.80%
Institutional Class before taxes	17.48%	12.96%	6.85%	7.54%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	21.31%	14.46%	7.07%	8.43%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

AJO, LP

Theodore R. Aronson Principal	Since August 2001
Stefani Cranston Principal	Since December 2014
Gina Marie N. Moore Principal	Since August 2001
Gregory J. Rogers Principal	Since December 2014
Christopher J.W. Whitehead Principal	Since December 2009

RBC Global Asset Management (U.S.) Inc.

Lance F. James Managing Director and Senior Portfolio Manager	Since June 2013

Snow Capital Management L.P.

Joshua R. Schachter, CFA Senior Portfolio Manager and Principal	Since April 2014
Anne S. Wickland, CFA Portfolio Manager and Principal	Since April 2014

TimesSquare Capital Management, LLC

Grant Babyak Chief Executive Officer and Portfolio Manager	Since August 2002
Kenneth Duca, CFA Director and Portfolio Manager/Analyst	Since December 2007

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

104 | GuideStone Funds Prospectus

GuideStone Funds International Equity Index Fund	Institutional GIIYX

Investment Objective

The International Equity Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Index Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management fee	0.12%
Other expenses	0.50%
Acquired fund fees and expenses	0.01%
Total annual Fund operating expenses	0.63%
Fee waiver(1)	(0.05)%
Total annual Fund operating expenses (after fee waiver )(2)	0.58%

(1)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.57% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2018. The Adviser and/or its affiliates have also agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation in place during the year in which the waiver or reimbursement was originally incurred, or the Fund’s expense limitation at the time of the repayment, whichever is lower. The contractual waivers and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current fees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Institutional Class
1 Year	$59
3 Years	$197
5 Years	$346
10 Years	$782

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

GuideStone Funds Prospectus | 105

Principal Investment Strategies

•	Under normal market conditions, the Fund will invest substantially all (at least 80%) of its total assets in equity securities (primarily common stocks) included in the MSCI EAFE Index, in weightings that approximate the relative composition of the securities contained in the MSCI EAFE Index.

•	The Fund may invest to a lesser extent in derivative instruments, including exchange listed options, futures, forwards and swap agreements, that are based on:

•	The MSCI EAFE Index;

•	Companies included in the MSCI EAFE Index; or

•	Stock indices comparable to the MSCI EAFE Index.

•	The MSCI EAFE Index is as an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the United States and Canada. The MSCI EAFE Index covers approximately 85% of the free float-adjusted market capitalization in each country. As of December 30, 2016, the MSCI EAFE Index consisted of 930 constituents, representing the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

•	The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the MSCI EAFE Index using computer programs and statistical procedures. As a result, the Sub-Adviser(s) does not use traditional methods of fund investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the Sub-Adviser(s) buys and sells securities in response to changes in the MSCI EAFE Index. Because the Fund has fees and transaction expenses (while the MSCI EAFE Index has none), returns are likely to be below those of the MSCI EAFE Index.

•	Because the proportion of assets allocated to each country will approximate the relative country weights in the MSCI EAFE Index, more than 25% of the Fund’s assets may be invested in a single country (such as the United Kingdom and Japan). This may make the Fund’s performance more dependent upon the performance of a single country than if the Fund allocated its assets among issuers in a larger number of countries.

•	The correlation between the Fund’s performance and the MSCI EAFE Index is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain stocks that may be excluded from the Fund’s portfolio because of social investment policies and restrictions (100% would indicate a perfect correlation). See Section entitled “Additional Information Regarding the Funds” for more information on the Fund’s social investing restrictions.

•	Common stocks of foreign companies are predominantly traded on foreign stock exchanges in foreign currencies.

•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and other similar instruments, each of which represents ownership of underlying foreign securities in currencies other than that of the country of incorporation.

•	The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.

•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	There is no guarantee that the international stock markets or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•	Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or

106 | GuideStone Funds Prospectus

economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

•	The stocks of most foreign companies that trade in the U.S. markets are traded as ADRs and GDRs (collectively, “Depositary Receipts”). U.S. depositary banks issue these stocks. Each Depositary Receipt represents one or more shares of foreign stock or a fraction of a share. The price of a Depositary Receipt corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the Depositary -Receipt to foreign company shares. Therefore, these securities are purchased on a U.S. exchange, but the risks inherently associated with foreign investing still apply to Depositary Receipts.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

•	Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies, or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	There is a risk that the Fund, which is passively managed, may not perform as well as actively managed funds that select securities based on economic, financial and market analysis, because the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the MSCI EAFE Index. The Fund’s fees and expenses will reduce the Fund’s returns, unlike those of the benchmark index. Cash flow into and out of the Fund, portfolio transaction costs, changes in the securities that comprise the index, and the Fund’s valuation procedures also may affect the Fund’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•	The Fund’s social investment policies and restrictions may cause the Fund to lose the ability to invest in certain investment opportunities in which the MSCI EAFE Index invests, which may cause the Fund to have lower performance than the Index and contribute to a lower correlation between the performance of the Fund and the Index.

•	The Fund must pay various expenses, and therefore its returns may differ from the MSCI EAFE Index’s total return, which does not reflect any expenses.

•	The performance of the Fund will depend on how successfully its Sub-Adviser pursues its investment strategies.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows the Fund’s first calendar year of performance. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Institutional Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

GuideStone Funds Prospectus | 107

Institutional Class Annual Total Return year ended 12/31

Best Quarter: 6.51% 9/2016	Worst Quarter: (10.38)% 9/2015

Average Annual Total Returns as of 12/31/16

	One Year	Since Inception (6/1/2015)
Institutional Class before taxes	1.63%	(5.40)%
Institutional Class after taxes on distributions(1)	1.03%	(5.86)%
Institutional Class after taxes on distributions and sale of Fund shares(1)(2)	1.41%	(4.10)%
MSCI EAFE Index (Net) (reflects no deduction for fees, expenses or taxes)	1.00%	(4.97)%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Adviser and Portfolio Managers

Legal & General Investment Management America, Inc.

Shaun Murphy Head of U.S. Index Funds	Since June 2016
David Barron Senior Portfolio Manager	Since June 2016
Aodhagán Byrne Portfolio Manager	Since June 2016
Michael O’Connor Senior Portfolio Manager	Since October 2016
Drew Miyawaki Head of Global Equity Trading	Since June 2016
Joe LaPorta Index Trader	Since June 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

108 | GuideStone Funds Prospectus

GuideStone Funds International Equity Fund	Institutional GIEYX Investor GIEZX

Investment Objective

The International Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.74%	0.74%
Other expenses	0.07%	0.34%
Dividend or interest expense on short sales	0.20%	0.20%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	1.02%	1.29%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)	1.01%	1.28%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$103	$130
3 Years	$324	$408
5 Years	$562	$707
10 Years	$1,247	$1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

GuideStone Funds Prospectus | 109

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which may include stock, stock futures, rights, warrants or securities convertible into stock, of foreign companies. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located, or where it generates the majority of its operating income. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•	The Fund primarily invests in common stocks of foreign companies in countries having economies and markets generally considered to be developed, but may also invest in common stocks of foreign companies located in emerging markets.

•	Common stocks of foreign companies are predominantly traded on foreign stock exchanges.

•	Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and other similar instruments, each of which represents ownership of underlying foreign securities in currencies other than that of the country of incorporation.

•	The Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets. When the Fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses.

•	The Fund may use forward currency exchange contracts, options and futures on stock indices and equity swap agreements to gain exposure to foreign markets and currencies. Sub-Advisers may make currency investment decisions independent of their underlying stock selections. The Fund may also use other types of derivative instruments, such as futures, options, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	There is no guarantee that the international stock markets or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•	Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

110 | GuideStone Funds Prospectus

•	Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by factors influencing that sector, including market, economic, political or regulatory developments. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

•	The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund.

•	The Fund is subject to leverage risk. Leveraging occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and selling them, the Fund’s short sales effectively leverage the Fund’s assets. The use of leverage, including short sales and other forms of leveraging such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the Fund’s gains or losses. Leverage also creates interest expense that may lower the Fund’s overall returns.
•	Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies, or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	At times, the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	There is a risk that the prices of futures and options on futures contracts will diverge from the prices of their underlying instruments. Futures and options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures or options contract that the Fund has previously bought or sold and this may result in the inability to close a contract when desired.

•

Because the market price of warrants may be significantly less than the current price of the underlying security, there is a greater risk that warrants may drop in value at a faster rate than the underlying security. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of

GuideStone Funds Prospectus | 111

investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

•	Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 25.80% 6/2009	Worst Quarter: (21.89)% 9/2011

Average Annual Total Returns as of 12/31/16

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	2.62%	5.49%	0.45%	4.81%
Investor Class after taxes on distributions(1)	2.00%	4.94%	(0.33)%	4.11%
Investor Class after taxes on distributions and sale of Fund shares(1)	1.99%	4.30%	0.45%	4.09%
Institutional Class before taxes	2.96%	5.77%	0.68%	5.02%
MSCI EAFE Index (Net) (reflects no deduction for fees, expenses or taxes)	1.00%	6.53%	0.75%	4.65%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

112 | GuideStone Funds Prospectus

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

AQR Capital Management, LLC

Clifford S. Asness, Ph.D. Managing and Founding Principal	Since March 2008
John M. Liew, Ph.D. Founding Principal	Since March 2008
Jacques A. Friedman Principal	Since March 2008
Oktay Kurbanov Principal	Since March 2008
Michael Katz, Ph.D. Principal	Since March 2016

Baillie Gifford Overseas Limited

James Anderson Head of Long Term Global Growth and Portfolio Manager	Since June 2011
Sarah Whitley Head of Japanese Equity and Portfolio Manager	Since June 2011
Kavé Sigaroudinia Portfolio Manager	Since June 2011
Tom Coutts Head of European Equities and Portfolio Manager	Since June 2011
Lawrence Burns Portfolio Manager	Since October 2012
Nick Thomas, CFA Director, Institutional Clients Department and Portfolio Manager	Since June 2011
David Salter Director, Institutional Clients Department	Since June 2011

Barrow, Hanley, Mewhinney & Strauss, LLC

David A. Hodges, CFA Managing Director and Portfolio Manager	Since April 2012
Randolph S. Wrighton, Jr., CFA Managing Director and Portfolio Manager	Since April 2012

MFS Institutional Advisors, Inc.

Daniel Ling Investment Officer	Since May 2016
Filipe M.G. Benzinho Investment Officer	Since May 2016

Mondrian Investment Partners Ltd.

Elizabeth Desmond, CFA Chief Investment Officer – International Equities	Since August 2001
Nigel Bliss Senior Portfolio Manager	Since August 2001
Steven Dutaut, CFA Senior Portfolio Manager	Since May 2016
Alex Simcox, CFA Senior Portfolio Manager	Since May 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

GuideStone Funds Prospectus | 113

GuideStone Funds Emerging Markets Equity Fund	Institutional GEMYX Investor GEMZX

Investment Objective

The Emerging Markets Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Equity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	1.04%	1.04%
Other expenses	0.42%	0.81%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	1.47%	1.86%
Fee waiver(1)	(0.14)%	(0.28)%
Total annual Fund operating expenses (after fee waiver)(2)	1.33%	1.58%

(1)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 1.32% for the Institutional Class and 1.57% for the Investor Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2018. The Adviser and/or its affiliates have also agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. The “Total annual operating expenses (after fee waiver & expense reimbursement)” may not equal the limits for total annual operating expenses for the Investor Class due to indirect fees and expenses associated with investments in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation in place during the year in which the waiver or reimbursement was originally incurred, or the Fund’s expense limitation at the time of the repayment, whichever is lower. The contractual waivers and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current fees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$135	$161
3 Years	$451	$558
5 Years	$789	$980
10 Years	$1,745	$2,157

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

114 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities that are economically tied to emerging markets. Equity securities may include stock, stock futures, rights, warrants or securities convertible into stock, of foreign companies, and the Fund may invest in companies with any market capitalization. The Fund considers emerging markets to include any non-Canadian and non-American market that is not included in the MSCI EAFE Index. As of the date of this Prospectus, the markets in the following countries are excluded from the term “emerging markets”: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, the Fund’s investments in emerging markets may include investments in frontier markets, which are a sub-set of emerging markets that are investable but that may have lower market capitalization and liquidity and may be more politically unstable than more developed emerging markets. An issuer is considered to be from the country where it is located based on where it is headquartered or incorporated, where the majority of its assets are located and/or where it generates the majority of its operating income. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•	Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.

•	Common stocks of foreign companies are predominantly traded on foreign stock exchanges.

•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and other similar instruments, each of which represents ownership of underlying foreign securities in currencies other than that of the country of incorporation.

•	The Fund may use forward exchange contracts, options and futures on stock indices and swap agreements to gain exposure to foreign markets and currencies. Sub-Advisers may make currency investment decisions independent of their underlying stock selections. The Fund may also use derivative instruments, such as futures, options, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short.
•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio, while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	There is no guarantee that the international stock markets or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•	Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Investing in frontier markets involves greater risk than investing in traditional emerging markets because frontier

GuideStone Funds Prospectus | 115

countries generally have smaller economies, greater political instability and less developed capital markets, and as a result, the risks of investing in emerging market countries are magnified in frontier countries.

•	The Fund may invest in securities issued by foreign companies through ADRs, GDRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Medium-sized company stocks have historically been subject to greater investment risk than large-company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large-company stocks.

•	Small-sized companies have historically been more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

•	Certain investments may be difficult or impossible for the Fund to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, particularly in times of market turmoil or adverse investor perceptions. The Fund may be required to dispose of investments at unfavorable times or prices in order to satisfy redemptions, which may result in a loss or may be costly to the Fund. Illiquid investments may be more difficult to value. Judgment plays a greater role in pricing illiquid investments than investments with more active markets.

•	The Fund’s investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

•	Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies, or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

•	There is a risk that the prices of futures and options on futures contracts will diverge from the prices of their underlying instruments. Futures and options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures or options contract that the Fund has previously bought or sold and this may result in the inability to close a contract when desired.

•	Because the market price of warrants may be significantly less than the current price of the underlying security, there is a greater risk that warrants may drop in value at a faster

116 | GuideStone Funds Prospectus

rate than the underlying security. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

•	The Fund may have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return year ended 12/31

Best Quarter: 7.60% 9/2016	Worst Quarter: (19.12)% 9/2015

Average Annual Total Returns as of 12/31/16

	One Year	Since Inception (10/31/2013)
Investor Class before taxes	13.20%	(4.88)%
Investor Class after taxes on distributions(1)	12.70%	(5.27)%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	7.73%	(3.76)%
Institutional Class before taxes	13.46%	(4.66)%
MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)	11.19%	(3.32)%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

GuideStone Funds Prospectus | 117

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

AQR Capital Management, LLC

Michele L. Aghassi, Ph.D. Principal	Since March 2016
Jacques A. Friedman Principal	Since October 2013
Oktay Kurbanov Principal	Since October 2013
Andrea Frazzini, Ph.D. Principal	Since March 2016
Michael Katz, Ph.D. Principal	Since March 2016

Genesis Asset Managers, LLP and Genesis Investment Management, LLP

Rufus Frazier Portfolio Manager	Since March 2015
Andrew Elder Partner and Portfolio Manager	Since October 2013
Catherine Vlasto Partner and Portfolio Manager	Since February 2017

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

118 | GuideStone Funds Prospectus

GuideStone Funds Global Natural Resources Equity Fund	Investor GNRZX

Investment Objective

The Global Natural Resources Equity Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Global Natural Resources Equity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class
Management fee	0.87%
Other expenses	0.37%
Acquired fund fees and expenses	0.01%
Total annual Fund operating expenses	1.25%
Fee waiver(1)	(0.01)%
Total annual Fund operating expenses (after fee waiver)(2)	1.24%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current fees.

Expense Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class
1 Year	$126
3 Years	$265
5 Years	$558
10 Years	$1,393

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

GuideStone Funds Prospectus | 119

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which may include stock, stock futures, rights, warrants or securities convertible into stock, of companies considered to be principally engaged in natural resources industries or that supply goods, technology and services to such companies. The Fund invests in securities of issuers from a number of different countries, including the United States. The Fund invests among a number of companies across different industries and capitalization ranges.

•	Companies in natural resources industries include companies to be principally engaged in the discovery, development, production or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. For these purposes, “natural resources” generally includes, but is not limited to: energy (such as utilities, producers/developers, refiners and service drilling), alternative energy (such as uranium, coal, hydrogen, wind, solar and fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint and tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum and diamonds) and agricultural products (grains and other foods, seeds, fertilizers and water).

•	A particular company will be considered to be principally engaged in natural resources industries if at the time of investment at least 50% of the company’s assets, gross income, cash flow or net profits is committed to, or derived from, those industries. A company will also be considered to be principally engaged in natural resources industries if the company has the potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in natural resources industries.

•	The Fund may invest in equity securities of issuers located throughout the world and in countries having economies and markets generally considered to be developed, but may also invest in equity securities of foreign companies located in emerging markets.

•	Under normal market conditions, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30%) in securities of non-U.S. issuers. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund will allocate its assets among no less than three countries.

•	Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.

•	The Fund may invest in a company principally engaged in precious metal-related activities, which is one that derives at least 50% of its revenues from the exploration, mining, processing, or dealing in precious metals.

•	The Fund may invest up to 5% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”).

•	The Fund’s investments may include privately placed and restricted equity securities, such as private investments in public equity (“PIPEs”).

•	Depending on market conditions, the Fund may at times, but will not necessarily, hold up to 20% of its assets in cash and cash equivalents, which could limit the ability of the Fund to meet its investment objectives.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio, while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

•	There is no guarantee that securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

120 | GuideStone Funds Prospectus

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor should be able to accept significant short-term fluctuations in value.

•	Investment in companies in natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations.

•	Concentrating investments in the natural resources industries increases the risk of loss because the securities of many or all of the companies in the natural resources industries may decline in value due to developments adversely affecting the industries, including market, economic, political or regulatory developments. The Fund’s performance may also suffer if the natural resources industries do not perform as well as the Sub-Advisers expected. Prices of securities in the same industries may change collectively regardless of the merits of individual companies.

•	The Fund’s investments in companies engaged in precious metal-related activities may be significantly affected by developments in the precious metals industries and may be linked to the prices of gold and silver, or other precious metals. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political or other conditions affecting one or more of the major sources of gold and silver could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries. Moreover, companies engaged in precious metal-related activities also face risks related to their operations that may affect overall profitability. These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines. In addition, the business of mining precious metals is subject to numerous risks that could adversely impact such companies. These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions and seismic activity.

•	Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

•	Investing in emerging markets involves greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

•	Medium-sized company stocks have historically been subject to greater investment risk than larger-company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large-company stocks.

•	An investment in small- and micro-cap companies may involve greater risk and be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience and market diversification.

•	The Fund’s investment in another investment company (including an ETF) may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

•	There is a risk that the prices of futures and options on futures contracts will diverge from the prices of their underlying instruments. Futures and options prices are

GuideStone Funds Prospectus | 121

affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures or options contract that the Fund has previously bought or sold and this may result in the inability to close a contract when desired.

•	Because the market price of warrants may be significantly less than the current price of the underlying security, there is a greater risk that warrants may drop in value at a faster rate than the underlying security. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

•	The Fund’s investments may also include privately placed or restricted securities, which are subject to resale restrictions. Such investments may include PIPEs, in which the Fund purchases stock in a private placement of securities. Privately placed securities are subject to resale restrictions and may be illiquid. The Fund may be unable to sell or transfer these securities due to restrictions on transfers or may be unable to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.

•	To the extent that the Fund holds assets in cash and cash equivalents and not in the investments described, the ability of the Fund to meet its objective may be limited.

•	Certain investments may be difficult or impossible for the Fund to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, particularly in times of market turmoil or adverse investor perceptions. The Fund may be required to dispose of investments at unfavorable times or prices in order to satisfy redemptions, which may result in a loss or may be costly to the Fund. Illiquid investments may be more difficult to value. Judgment plays a greater role in pricing illiquid investments than investments with more active markets.

•	Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.

•	In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows the Fund’s first calendar year of performance. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

122 | GuideStone Funds Prospectus

Investor Class Annual Total Return year ended 12/31

Best Quarter: 18.66% 6/2016	Worst Quarter: (29.49)% 9/2015

Average Annual Total Returns as of 12/31/16

	One Year	Since Inception (7/1/2013)
Investor Class before taxes	45.50%	(7.09)%
Investor Class after taxes on distributions(1)	45.43%	(7.48)%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	25.81%	(5.39)%
MSCI World Commodity Producers Index (reflects no deduction for fees, expenses or taxes)	30.53%	(0.83)%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

Legal & General Investment Management America, Inc.

Shaun Murphy Head of U.S. Index Funds	Since June 2016
David Barron Senior Portfolio Manager	Since June 2016
Aodhagán Byrne Portfolio Manager	Since June 2016
Michael O’Connor Senior Portfolio Manager	Since October 2016
Drew Miyawaki Head of Global Equity Trading	Since June 2016
Joe LaPorta Index Trader	Since June 2016

SailingStone Capital Partners LLC

MacKenzie B. Davis, CFA Managing Partner	Since June 2014
Kenneth L. Settles, Jr., CFA Managing Partner	Since June 2014

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 124.

GuideStone Funds Prospectus | 123

Summary of Other Important Fund Information

Purchase and Sale of Fund Shares

Purchase of Fund Shares

Investor Class Shares: Any individual or entity may invest in Investor Class shares by making a minimum initial investment of $1,000 per Fund. The $1,000 initial purchase minimum applies separately to each Fund of the Trust that you own. In addition, the following minimums apply to subsequent purchases of Investor Class shares of a Fund (however, if you have implemented asset allocation advice using GuideStone Advisors’ Guided Planning Services®, minimum subsequent purchase requirements do not apply):

Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchanges from another Fund	$250
Individual Retirement Accounts	$100
GuideStone Investment Accounts and Uniform Gifts/Transfers to Minors Accounts	$100

Institutional Class Shares: Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include certain GuideStone-Serviced Plans (as defined below), financial intermediaries and other institutions). The minimum initial investment for Institutional Class shares is $1,000,000 (there is no minimum subsequent investment) in the Funds in the aggregate, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Funds or their affiliate(s). In addition, investors that hold Institutional Class shares acquired prior to May 1, 2014, remain eligible to purchase and hold Institutional Class shares irrespective of whether their initial investment exceeded $1,000,000.

Participant-directed employee benefit plans that are not serviced by GuideStone Financial Resources are not eligible to purchase Institutional Class shares directly from the Funds but may do so through certain authorized financial intermediaries. If Institutional Class shares are purchased through a GuideStone-Serviced Plan or a participant-directed employee benefit plan serviced by an authorized financial intermediary other than GuideStone Financial Resources, the policies, procedures and minimum investment requirements relating to these purchases will differ from those set forth herein, and additional fees may apply to your investment in the Fund(s). A “GuideStone-Serviced Plan” means an employee benefit plan that allows its participants to direct their own investments, and through which recordkeeping and other administrative services are provided by GuideStone Financial Resources under an agreement permitting the purchase of Institutional Class shares. For more information about Institutional Class shares, please contact GuideStone at 1-888-GS-FUNDS (1-888-473-8637).

At the discretion of the Trust’s officers, the minimum initial investment requirements for any Class of shares may be waived.

Sale of Fund Shares

The Funds’ shares are redeemable, and may be redeemed on any business day, through our website at GuideStoneFunds.com; by mail at GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 (for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722); or by telephone at 1-888-GS-FUNDS (1-888-473-8637). (Purchases and redemptions by telephone are only permitted if you establish these options on your account.) You may also purchase or redeem shares of the Fund through certain other financial intermediaries. You may be charged a fee for effecting transactions through these financial intermediaries.

Tax Information

A Fund’s distributions are taxable to you as ordinary income or long-term capital gains, except when your investment in a Fund is made through a 403(b), a 401(k), an IRA or other tax-deferred arrangement, from which withdrawals may be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund or its related companies may pay the intermediary for the sale of Fund shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

124 | GuideStone Funds Prospectus

Additional Information Regarding the Funds

What is a mutual fund?

A mutual fund pools shareholders’ money and, using professional management, invests in securities like stocks and bonds.

GuideStone Funds (the “Trust”) is a family of mutual funds that offers a selection of funds to investors, each with its own investment objective, strategies and risks. There is a separate Fund Summary for each Fund and other detailed information in the preceding pages. Please read each Fund Summary carefully before you invest. It is important that investors closely review and understand the risks of investing in the Funds.

The Trust’s Funds are divided into three groups:

Target Date Funds — Each Target Date Fund (see pages 4 to 32) invests primarily in a diversified mix of the Select Funds that changes over time to meet a specified investment strategy. The Funds’ investment adviser believes that blending asset classes, investment styles and money managers may reduce risk over the long term. Each Target Date Fund invests in the Institutional Class of the Select Funds, and certain of these Funds also invest in the Investor Class of the Global Natural Resources Equity Fund.

•	MyDestination 2015 Fund

•	MyDestination 2025 Fund

•	MyDestination 2035 Fund

•	MyDestination 2045 Fund

•	MyDestination 2055 Fund

Asset Allocation Funds — Each Asset Allocation Fund (see pages 33 to 51) invests in a different mix of the Select Funds to meet a specified investment strategy. The Funds’ investment adviser believes that blending investment styles and money managers may reduce risk over the long term. Each Asset Allocation Fund invests in the Institutional Class of the Select Funds, and certain of these Funds also invest in the Investor Class of the Global Natural Resources Equity Fund.

•	Conservative Allocation Fund

•	Balanced Allocation Fund

•	Growth Allocation Fund

•	Aggressive Allocation Fund

Select Funds — Each Select Fund (see pages 52 to 123) invests directly in different types of fixed-income obligations, stocks or other investments to meet its investment objective.

•	Money Market Fund

•	Low-Duration Bond Fund

•	Medium-Duration Bond Fund

•	Extended-Duration Bond Fund

•	Inflation Protected Bond Fund

•	Global Bond Fund

•	Defensive Market Strategies Fund

•	Equity Index Fund
•	Global Real Estate Securities Fund

•	Value Equity Fund

•	Growth Equity Fund

•	Small Cap Equity Fund

•	International Equity Index Fund

•	International Equity Fund

•	Emerging Markets Equity Fund

•	Global Natural Resources Equity Fund

GuideStone Funds Prospectus | 125

Who is the Adviser?

GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Funds. The Adviser is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”). Rather than making the day-to-day investment decisions for the Select Funds, the Adviser retains the services of other investment management firms to do so. In addition, the Adviser allocates the Target Date Funds’ and Asset Allocation Funds’ investments among the Select Funds and other investments.

Each Select Fund uses various investment management firms (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage its assets. The Adviser reviews the Sub-Advisers’ performance, allocates the assets of a Select Fund among them and makes recommendations to the Trust’s Board of Trustees (“Board of Trustees”) regarding changes to the Sub-Advisers selected. The Select Funds may change Sub-Advisers without shareholder approval.

Changes to Investment Objective: Each Fund’s investment objective is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval.

Socially Responsible Investing: No Fund may invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Funds may not be able to take advantage of certain investment opportunities due to these restrictions. These investment restrictions may only be changed by the vote of the majority of the outstanding shares of the Trust, and not an individual Fund. A “majority of the outstanding shares of the Trust” is defined as greater than 50% of the shares shown on the books of the Trust or its transfer agent as then issued and outstanding, voted in the aggregate, but does not include Shares which have been repurchased or redeemed by the Trust.

Control by GuideStone Financial Resources: In accordance with the Trust’s trust instrument, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of the Trust. As of the date of this Prospectus, GuideStone Financial Resources also controls the vote of at least a majority of the outstanding shares of each Fund.

The Funds are not insured or guaranteed by the Adviser, GuideStone Financial Resources, any bank, the Federal Deposit Insurance Corporation or any government agency. As with all mutual funds, your investment in the Funds involves investment risk, including the possible loss of the principal amount you invested. There is no guarantee that any of the Funds will be able to meet its investment objective.

Target Date Fund Asset Allocations: Each Target Date Fund invests in the underlying Select Funds according to the asset allocation represented by its glide path, which is presented in each Target Date Fund’s summary prospectus. The Select Funds are categorized by asset class below. More information about each Select Fund is included in this prospectus.

Fixed Income Select Funds

Money Market Fund — The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable per share price of $1.00.

Low-Duration Bond Fund — The Low-Duration Bond Fund seeks current income consistent with preservation of capital.

Medium-Duration Bond Fund — The Medium-Duration Bond Fund seeks maximum total return consistent with preservation of capital.

Extended-Duration Bond Fund — The Extended-Duration Bond Fund seeks maximum total return consistent with preservation of capital.

Global Bond Fund — The Global Bond Fund seeks to maximize total return through capital gains and current income while preserving principal value.

126 | GuideStone Funds Prospectus

U.S. Equity Select Funds

Defensive Market Strategies Fund — The Defensive Market Strategies Fund seeks to provide long-term capital appreciation with reduced volatility compared to the equity market. Although the Fund is categorized as an “U.S. Equity Select Fund,” it may also invest a portion of its assets in fixed-income and convertible securities.

Equity Index Fund — The Equity Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index.

Value Equity Fund — The Value Equity Fund seeks to provide long-term capital appreciation.

Growth Equity Fund — The Growth Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Small Cap Equity Fund — The Small Cap Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Non-U.S. Equity Select Funds

International Equity Index Fund — The International Equity Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI Europe, Australasia and Far East Index (MSCI EAFE Index).

International Equity Fund — The International Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Emerging Markets Equity Fund — The Emerging Markets Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Real Assets Select Funds

Inflation Protected Bond Fund — The Inflation Protected Bond Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed debt securities.

Global Real Estate Securities Fund — The Global Real Estate Securities Fund seeks to provide long-term capital appreciation and current income.

Global Natural Resources Equity Fund — The Global Natural Resources Equity Fund seeks to provide long-term capital appreciation.

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Additional Investment & Risk Information

The following is a list of other investment strategies employed by the Funds and certain additional risks that may apply to your investments in the Funds. These are in addition to the principal investment strategies and risks listed in each Fund Summary. Further information about investment strategies and risks is available in the Trust’s Statement of Additional Information (“SAI”).

Temporary Defensive Positions: Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive investments. These investments may include cash, shares of the Trust’s Money Market Fund, high quality short-term debt obligations and other money market instruments. During these periods, a Fund may not meet its investment objective.

Securities Lending: A Select Fund may lend its portfolio securities to financial institutions such as broker-dealers for purposes of realizing additional income. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The Fund will be subject to risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

Cash Overlay Program: The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric Portfolio Associates LLC (“Parametric”) whereby Parametric is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. The Adviser and the Sub-Adviser(s) for each Fund determine the amount of each Fund’s cash balances. Under the agreement, Parametric may from time to time invest in long and/or short positions in U.S. Treasury securities and derivative instruments, such as futures contracts, within the Target Date Funds and Asset Allocation Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Regarding the U.S. equity Select Funds, Parametric may also from time to time invest in long and/or short positions in derivative instruments, such as futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. For the International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund, Parametric may from time to time invest in long and/or short derivative instruments, such as exchange listed equity futures contracts (e.g., MSCI EAFE Index and MSCI Emerging Markets Index, respectively), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Furthermore, Parametric may use short positions in derivative instruments, such as futures contracts, within the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund and Global Natural Resources Equity Fund for the purpose of reducing market exposure in anticipation of liquidity needs. The agreement also allows Parametric to short U.S. Treasury securities within the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund and Global Bond Fund to reduce market exposure.

Depositary Receipts: Depositary receipts, such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

128 | GuideStone Funds Prospectus

Interest Rate Risk: In general, the value of investments with interest rate risk, such as debt securities or income-oriented equity securities that pay dividends, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of a Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

The risks associated with increasing interest rates are heightened given that interest rates across the U.S. economy have recently increased and may continue to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed-income securities and instruments held by a Fund.

Collateralized Debt Obligations: The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of assets issued or underwritten by U.S. organizations and organizations located in developed markets. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively.

CDOs issue classes or “tranches” of securities that vary in risk and yield. The risks of an investment in a CDO (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations, collateralized loan obligations, and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid under a Fund’s liquidity policies. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral may decline in value or default; (c) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Municipal Securities: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which a Fund invests may have an impact on the Fund’s share price. In addition, the secondary market for certain municipal bonds may not be as developed or liquid as other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.

The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties in the municipal securities market related to taxation or the rights of security holders. Municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. In addition, changes in market conditions and the financial condition of the issuers may adversely affect the yield and value of a Fund’s municipal securities investments.

Lower-Rated Debt Securities: Lower-rated debt securities (commonly known as junk bonds) typically offer investors higher yields than other fixed-income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that

GuideStone Funds Prospectus | 129

have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.

Liquidity Risk: Certain investments may be difficult or impossible to sell at a time or price most favorable to a Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions. There is also a risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. A Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities.

To the extent that the traditional dealer counterparties that engage in fixed-income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed-income markets. Additionally, market participants other than a Fund may attempt to sell fixed-income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

To the extent that a Fund invests in non-investment grade fixed-income securities, small- and mid-capitalization stocks, REITs and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Inflation-Linked Debt Securities: Inflation-linked debt securities are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-linked debt securities will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Initial Public Offerings: The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of a Fund’s performance could be attributable to investments in IPOs, because such investments could have a magnified impact on a Fund. As a Fund’s assets grow, the effect of a Fund’s investments in IPOs on a Fund’s performance will likely decline, which could reduce a Fund’s performance.

Real Estate Investment Trusts (“REITs”): A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REIT and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

130 | GuideStone Funds Prospectus

Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some REIT securities may be preferred stock, which receives preference in the payment of dividends.

Duration: Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A Select Fund with a longer dollar-weighted average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen a Select Fund’s duration. As the value of a security changes over time, so will its duration.

What are derivatives?

Derivatives are investments whose values are based on (or “derived” from) a stock, bond, other asset or index. These investments include options, futures contracts and similar investments. Futures and options are popular types of derivatives because, generally, they are easily bought and sold and have market values that are regularly calculated and published.

Derivatives: The Select Funds may use long or short positions in derivatives such as, but not limited to, swaps, equity futures contracts and U.S. Treasury futures contracts, as well as options in order to maintain market exposure, to reduce market exposure, to maintain liquidity or to commit cash pending investment.

The Low-Duration Bond Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indices (for investment purposes); credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates); and options on mortgage-backed securities (for investment purposes and as a substitute for cash bonds).

The Medium-Duration Bond Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options and futures contracts thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indices (for investment purposes); credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates); and U.S. Treasury futures and options (for investment purposes).

The Inflation Protected Bond Fund may use various types of derivative instruments including, but not limited to, U.S. and non-dollar futures, options, swaps and swaptions (for investment purposes and to hedge against fluctuations in interest rates); forward currency exchange contracts (to hedge against fluctuations in foreign currencies); and currency futures, swaps and options (for investment purposes and to hedge against fluctuations in foreign currencies).

The Global Bond Fund may use various types of derivative instruments including, but not limited to, futures contracts and options on futures (including U.S. Treasury futures contracts and options on futures) to alter the duration of the Fund and increase potential returns; forward currency exchange contracts (currency hedging); currency futures and options thereon (currency hedging); interest rate swaps, floors and caps (investment purposes); and credit default swaps and currency swaps (investment purposes and hedging).

The Defensive Market Strategies Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options and futures on stock indices to gain exposure to foreign markets and currencies.

The International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts, options and futures on stock indices and equity swap agreements to gain exposure to foreign markets and currencies.

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Each Target Date Fund and Asset Allocation Fund may invest up to 10% of its assets directly in exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed-income markets on cash balances.

The Global Natural Resources Equity Fund may invest its assets in exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed-income markets on cash balances.

A Fund’s use of derivatives may reduce its return and increase volatility. An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and a Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where a Fund may be called upon to deliver a security it does not own. Derivatives can be difficult to value and may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that a Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce a Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund may remain obligated to meet margin requirements until a derivatives position is closed. In addition, a Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing and character of taxable distributions payable to shareholders.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. That risk is generally thought to be greater with over-the-counter (“OTC”) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent a Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit a Fund’s ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative a Fund uses and the nature of the contractual arrangement. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage a Fund could undertake through derivatives and otherwise.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

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Additional risks associated with certain types of derivatives are discussed below:

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that a Fund needs to sell (or buy) at that limit price.

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent a Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).

Options. When a Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that a Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that a Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period.

When a Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If the market price of the underlying instrument declines, a Fund would expect to suffer a loss. However, the premium a Fund received for writing the put should offset a portion of the decline. If an option that a Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If a Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift a Fund’s investment exposure from one type of investment to another.

Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation, which could adversely affect a Fund. Moreover, the use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Foreign and Emerging Markets Risk: Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the United States); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. A Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic or regulatory conditions in foreign countries, as well as currency exchange rates.

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Investing in emerging markets countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging markets countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging markets countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging markets countries may also have less developed legal and accounting systems. Securities markets in emerging markets countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging markets countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging markets countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed markets countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities - sometimes for years. A Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that a Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

Recent Market Conditions: The U.S. and many foreign economies continue to experience the after-effects of the 2008 global financial crisis, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. The reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide.

The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in the federal tax law. Over the past several years and continuing into the present, the U.S. and other governments, as well as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow economies. The ultimate effect of these efforts is not yet known. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. A change in or withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The Dodd-Frank Wall Street Reform and Consumer Protection Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. As a result, the impact of U.S. financial regulation and the practical implications for market participants may not be fully known for some time.

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In addition, political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The results of the U.S. presidential election raise the possibility of significant changes in certain policies, which may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets. Uncertainty surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU may disrupt markets in the United States and around the world. Additionally, the United Kingdom’s (“UK’s”) intended departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for European markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the UK. If additional countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.

Short Selling and Short Positions Risk: The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value up to 30% of its assets. The Defensive Market Strategies Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Defensive Market Strategies Fund’s gains or losses.

The other Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Target Date Funds, Asset Allocation Funds, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund and Global Bond Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure.

A Fund may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. A Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Fund from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Fund may have to buy the securities sold short at an unfavorable price. When a Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Fund’s ability to pursue other opportunities as they arise.

Fund of Funds: In managing the Target Date Funds and Asset Allocation Funds, the Adviser will have the authority to select and substitute Select Funds in which to invest. The Adviser’s selection of the Select Funds may have a positive or negative effect on its revenues and/or profits. In addition to the fees directly associated with the Target Date Funds and Asset Allocation Funds, these Funds will indirectly bear the fees of the Select Funds in which they invest, which vary among the Select Funds, and which include investment advisory fees paid to the Adviser.

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An investor may invest directly in the Select Funds. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Select Funds instead of in the Target Date Funds and Asset Allocation Funds. However, an investor who chooses to invest directly in the Select Funds would not receive the asset allocation and rebalancing services provided by the Adviser.

Portfolio Turnover: Portfolio turnover measures how frequently securities held by a mutual fund are bought and sold. Portfolio turnover rates for the Select Funds may be somewhat higher than the rates of other similar mutual funds that have a single manager. Each of the Funds’ Sub-Advisers makes decisions to buy or sell securities independently from other Sub-Advisers based on the Sub-Adviser’s adherence to its stated investment strategies, as directed by the Adviser, and compliance with the relevant Fund’s investment objective, policies and limitations. Thus, one Sub-Adviser could decide to sell a security when another Sub-Adviser decides to purchase the same security, thereby increasing a Fund’s portfolio turnover rate. When a Select Fund replaces a Sub-Adviser, the new Sub-Adviser may restructure the portfolio account, which may result in high profile turnover and increased transaction costs. In addition, portfolio turnover may be attributable to a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. Higher portfolio turnover rates (100% or more) may result in higher levels of realized gains or losses and/or may increase expenses. Tax effects and trading costs associated with portfolio turnover may result in lower investment returns. Additional information on the Funds’ portfolio turnover can be found in the section entitled “Financial Highlights.”

Manager of Managers: With respect to the Select Funds, the Adviser is a “manager of managers.” The Adviser may allocate a Select Fund’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser continuously monitors the performance and operations of the Sub-Advisers and the allocation of the assets of certain Select Funds among them. The Adviser is active in the selection of Sub-Advisers as well. To a significant extent, a Select Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of a Select Fund independently from another Sub-Adviser, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each Sub-Adviser directs the trading for its own portion of a Select Fund and does not aggregate its transactions with those of the other Sub-Adviser(s), a Select Fund may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Fund. In addition, while the Adviser seeks to allocate a Select Fund’s assets among the Fund’s Sub-Advisers in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets among Sub-Advisers, to the extent that such activity could impact the Adviser’s revenues and profits. Each Select Fund pays its Sub-Advisers directly.

Large Shareholders: Shares held by large shareholders, including institutional accounts managed by the Adviser and/or its affiliates, as well as investments held by other Funds, may from time to time represent a substantial portion of a Fund’s assets. Accordingly, a Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs and affect the liquidity of a Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Redemptions of Fund shares could also accelerate a Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of a Fund’s shares. A high volume of redemption requests can impact a Fund the same way as the transactions of a single shareholder with substantial investments.

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Additional Information About Performance Benchmarks

The annual total return of each Fund is compared to broad-based and/or composite indices to assess risk and performance. The following summary provides additional information regarding these indices to which each Fund’s performance is compared. Each index is unmanaged and not available for direct investment.

MyDestination 2015 Fund: The Fund’s performance is compared to a Composite Index, the BofA Merrill Lynch 1-3 Year US Treasury Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index.

•	The BofA Merrill Lynch 1-3 Year US Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

•	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, pay taxable interest, and are dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2016, the Composite Index consisted of 11.00% of the BofA Merrill Lynch 1-3 Year US Treasury Index, 18.48% of the Bloomberg Barclays US Aggregate Bond Index, 3.67% of the Bloomberg Barclays Global Aggregate Bond Index, 1.83% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 1.83% of the J.P. Morgan EMBI Plus, 6.26% of the Bloomberg Barclays US TIPS (Series-L) Index, 8.65% of the Citigroup 3-Month Treasury Bill Index, 3.46% of the S&P/LSTA U.S. BB– Ratings and Above Loan Index, 14.18% of the S&P 500® Index, 0.79% of the FTSE EPRA/NAREIT Developed Index, 6.13% of the Russell 1000® Value Index, 5.45% of the Russell 1000® Growth Index, 2.08% of the Russell 2000® Index, 11.56% of the MSCI EAFE Index, 3.12% of the MSCI Emerging Markets Index and 1.51% of the MSCI World Commodity Producers Index.

MyDestination 2025 Fund: The Fund’s performance is compared to a Composite Index, the BofA Merrill Lynch 1-3 Year US Treasury Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index.

•	The BofA Merrill Lynch 1-3 Year US Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

•	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, pay taxable interest, and are dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•

The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying

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investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2016, the Composite Index consisted of 1.42% of the BofA Merrill Lynch 1-3 Year US Treasury Index, 19.33% of the Bloomberg Barclays US Aggregate Bond Index, 2.57% of the Bloomberg Barclays Global Aggregate Bond Index, 1.29% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 1.29% of the J.P. Morgan EMBI Plus, 2.21% of the Bloomberg Barclays US TIPS (Series-L) Index, 8.95% of the Citigroup 3-Month Treasury Bill Index, 1.97% of the S&P/LSTA U.S. BB– Ratings and Above Loan Index, 17.26% of the S&P 500® Index, 1.17% of the FTSE EPRA/NAREIT Developed Index, 9.00% of the Russell 1000® Value Index, 8.19% of the Russell 1000® Growth Index, 3.11% of the Russell 2000® Index, 15.66% of the MSCI EAFE Index, 4.15% of the MSCI Emerging Markets Index and 2.43% of the MSCI World Commodity Producers Index.

MyDestination 2035 Fund: The Fund’s performance is compared to a Composite Index, the BofA Merrill Lynch 1-3 Year US Treasury Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index.

•	The BofA Merrill Lynch 1-3 Year US Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

•	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, pay taxable interest, and are dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2016, the Composite Index consisted of 0.05% of the BofA Merrill Lynch 1-3 Year US Treasury Index, 15.70% of the Bloomberg Barclays US Aggregate Bond Index, 1.95% of the Bloomberg Barclays Global Aggregate Bond Index, 0.98% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 0.98% of the J.P. Morgan EMBI Plus, 1.42% of the Citigroup 3-Month Treasury Bill Index, 15.10% of the S&P 500® Index, 1.64% of the FTSE EPRA/NAREIT Developed Index, 14.43% of the Russell 1000® Value Index, 13.59% of the Russell 1000® Growth Index, 4.82% of the Russell 2000® Index, 20.32% of the MSCI EAFE Index, 5.65% of the MSCI Emerging Markets Index and 3.37% of the MSCI World Commodity Producers Index.

MyDestination 2045 Fund: The Fund’s performance is compared to a Composite Index, the BofA Merrill Lynch 1-3 Year US Treasury Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index.

•	The BofA Merrill Lynch 1-3 Year US Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

•	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, pay taxable interest, and are dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

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•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2016, the Composite Index consisted of 8.68% of the Bloomberg Barclays US Aggregate Bond Index, 2.17% of the Bloomberg Barclays Global Aggregate Bond Index, 16.14% of the S&P 500® Index, 1.68% of the FTSE EPRA/NAREIT Developed Index, 16.75% of the Russell 1000® Value Index, 16.02% of the Russell 1000® Growth Index, 5.71% of the Russell 2000® Index, 23.20% of the MSCI EAFE Index, 6.20% of the MSCI Emerging Markets Index and 3.45% of the MSCI World Commodity Producers Index.

MyDestination 2055 Fund: The Fund’s performance is compared to a Composite Index, the BofA Merrill Lynch 1-3 Year US Treasury Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index.

•	The BofA Merrill Lynch 1-3 Year US Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

•	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, pay taxable interest, and are dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2016, the Composite Index consisted of 5.62% of the Bloomberg Barclays US Aggregate Bond Index, 1.40% of the Bloomberg Barclays Global Aggregate Bond Index, 16.89% of the S&P 500® Index, 1.70% of the FTSE EPRA/NAREIT Developed Index, 17.15% of the Russell 1000® Value Index, 17.10% of the Russell 1000® Growth Index, 5.70% of the Russell 2000® Index, 24.55% of the MSCI EAFE Index, 6.55% of the MSCI Emerging Markets Index and 3.34% of the MSCI World Commodity Producers Index.

Conservative Allocation Fund: The Fund’s performance is compared to a Composite Index, the BofA Merrill Lynch 1-3 Year US Treasury Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index.

•	The BofA Merrill Lynch 1-3 Year US Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the BofA Merrill Lynch 1-3 Year US Treasury Index, the Bloomberg Barclays US Aggregate Bond Index, the Bloomberg Barclays US TIPS (Series-L) Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the S&P/LSTA U.S. BB– Ratings and Above Loan Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) ex USA Index, weighted 41.00%, 14.00%, 10.00%, 20.00%, 1.00%, 5.00%, 2.00% and 7.00%, respectively.

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Balanced Allocation Fund: The Fund’s performance is compared to a Composite Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index.

•	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, pay taxable interest, and are dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Bloomberg Barclays US Aggregate Bond Index, the Bloomberg Barclays US TIPS (Series-L) Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the S&P/LSTA U.S. BB– Ratings and Above Loan Index, the MSCI ACWI (All Country World Index) ex USA Index and the MSCI World Commodity Producers Index, weighted 41.00%, 6.00%, 30.00%, 3.00%, 3.00%, 14.00% and 3.00%, respectively.

Growth Allocation Fund: The Fund’s performance is compared to a Composite Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index.

•	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, pay taxable interest, and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) ex USA Index, weighted 25.00%, 41.00%, 4.00%, 3.00% and 27.00%, respectively.

Aggressive Allocation Fund: The Fund’s performance is compared to a Composite Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index, weighted 60.00% and 40.00%, respectively.

Money Market Fund: The Fund’s performance is compared to the BofA Merrill Lynch 0-3 Month US Treasury Bill Index.

•	The BofA Merrill Lynch 0-3 Month US Treasury Bill Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

Low-Duration Bond Fund: The Fund’s performance is compared to the BofA Merrill Lynch 1-3 Year US Treasury Index.

•	The BofA Merrill Lynch 1-3 Year US Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

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Medium-Duration Bond Fund: The Fund’s performance is compared to the Bloomberg Barclays US Aggregate Bond Index.

•	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, pay taxable interest, and are dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Extended-Duration Bond Fund: The Fund’s performance is compared to a Composite Index, the Bloomberg Barclays US Long Credit Index and the Bloomberg Barclays US Long Government Bond Index.

•	The Bloomberg Barclays US Long Credit Index is composed of a subset of the Bloomberg Barclays US Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

•	Bloomberg Barclays US Long Government Bond Index is composed of securities in the long (more than 10 years) range of the Bloomberg Barclays US Government Index and is composed of a subset of the Bloomberg Barclays US Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

•	The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Bloomberg Barclays US Long Credit Index and the Bloomberg Barclays US Long Government Bond Index, each weighted 50%.

Inflation Protected Bond Fund: The Fund’s performance is compared to the Bloomberg Barclays US TIPS (Series-L) Index.

•	The Bloomberg Barclays US TIPS (Series-L) Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

Global Bond Fund: The Fund’s performance is compared to a Composite Index, the Bloomberg Barclays Global Aggregate Bond Index, the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index and the J.P. Morgan EMBI Plus.

•	The Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment-grade fixed-rate debt markets.

•	The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the Bloomberg Barclays US Corporate High Yield Index that measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.

•	The J.P. Morgan EMBI Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

•	The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Bloomberg Barclays Global Aggregate Bond Index, the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index and the J.P. Morgan EMBI Plus, weighted 50%, 25% and 25%, respectively.

Defensive Market Strategies Fund: The Fund’s performance is compared to a Composite Index, the S&P 500® Index and the Citigroup 3-Month Treasury Bill Index.

•	The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

•	The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills, consisting of an average of the last three 3-month U.S. Treasury bill issues.

•	The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the S&P 500® Index and the Citigroup 3-Month Treasury Bill Index, each weighted 50%.

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Equity Index Fund: The Fund’s performance is compared to the S&P 500® Index.

•	The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

Global Real Estate Securities Fund: The Fund’s performance is compared to the FTSE EPRA/NAREIT Developed Index.

•	The FTSE EPRA/NAREIT Developed Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Value Equity Fund: The Fund’s performance is compared to the Russell 1000® Value Index.

•	The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Growth Equity Fund: The Fund’s performance is compared to the Russell 1000® Growth Index.

•	The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Small Cap Equity Fund: The Fund’s performance is compared to the Russell 2000® Index.

•	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

International Equity Index Fund: The Fund’s performance is compared to the MSCI EAFE Index.

•	The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

International Equity Fund: The Fund’s performance is compared to the MSCI EAFE Index.

•	The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

Emerging Markets Equity Fund: The Fund’s performance is compared to the MSCI Emerging Markets Index.

•	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Global Natural Resources Equity Fund: The Fund’s performance is compared to the MSCI World Commodity Producers Index.

•	The MSCI World Commodity Producers Index is a free float-adjusted market capitalization index designed to reflect the performance of listed commodity producers across three industries: energy, metals and agriculture.

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Disclaimers:

As cited herein, Russell Investment Group is the source and owner of trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

THE INTERNATIONAL EQUITY INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE INTERNATIONAL EQUITY INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE INTERNATIONAL EQUITY INDEX FUND OR THE ISSUER OR OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE INTERNATIONAL EQUITY INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE INTERNATIONAL EQUITY INDEX FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE INTERNATIONAL EQUITY INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THAT ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE INTERNATIONAL EQUITY INDEX FUND, OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (“S&P®”). S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly, or the ability of

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the S&P 500® Index to track general stock market performance. S&P®’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to the Trust or the Fund. S&P® has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN, AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Management of the Funds

Adviser

What is a manager of managers?

The Adviser does not make the day-to-day investment decisions for the Select Funds. Rather, it retains the services of experienced investment management firms (the Sub-Advisers) to do so. The Adviser continuously monitors the performance of these Sub-Advisers and allocates the assets of each Select Fund among them.

GuideStone Capital Management, LLC, an affiliate of GuideStone Financial Resources, is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498 and serves as the Adviser to the Funds, under its Advisory Agreement with the Trust and subject to the supervision of the Board of Trustees. Matt L. Peden, CFA, Tim Bray, CFA, CAIA, and Robert J. Benson, CFA, serve as portfolio managers for the Target Date Funds and Asset Allocation Funds. Mr. Peden is an officer of the Adviser. Mr. Peden, Vice President and Chief Investment Officer, and Mr. Bray, Senior Portfolio Manager, have worked for the Adviser or its predecessor for more than five years. Mr. Benson, Senior Portfolio Manager, joined the Adviser in 2015. Previously, Mr. Benson was Chief Investment Officer for Laird Norton Wealth Management. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Funds can be found in the SAI.

The Adviser provides or oversees the provision of all investment advisory and portfolio management services to the Funds. The Adviser has supervisory responsibility for the management and investment of each Fund’s assets and develops overall investment strategies for the Funds. As further discussed below, the Adviser’s management responsibilities also include the selection and monitoring of Sub-Advisers.

With respect to the Target Date Funds and the Asset Allocation Funds, the Adviser is responsible for, among other things, determining the asset allocation range for the Funds and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board of Trustees. The Adviser allocates the investments of each Target Date Fund and Asset Allocation Fund among all or some of the Select Funds and other investments.

With respect to the Select Funds, the Adviser is a “manager of managers” and continuously monitors the performance and operations of the Sub-Advisers and the allocation of the assets of certain Select Funds among them. The Adviser oversees each Sub-Adviser’s adherence to its stated investment strategies and compliance with the relevant Fund’s investment objective, policies and limitations. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The appointment of any new Sub-Advisers must be approved by the Board of Trustees. The Trust has been granted an order from the SEC to allow the approval of new Sub-Advisers and Sub-Advisory Agreements without shareholder approval, provided that shareholders of the applicable Select Fund will be notified of such change within 90 days. The Adviser also monitors continuity in the Sub-Adviser’s operations and changes in investment personnel and senior management and performs due diligence reviews of each Sub-Adviser. The Adviser also has the authority to give investment instructions for the purpose of facilitating the transition of Fund assets between Sub-Advisers and unaffiliated underlying funds. A discussion regarding the basis for the approval of the Advisory and Sub-Advisory Agreements by the Board of Trustees is available in the Semi-Annual Report dated June 30, 2016 and the Annual Report dated December 31, 2016.

GuideStone Financial Resources was established in 1918 and exists to assist churches and other ministry organizations by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. During the fiscal year ended December 31, 2016, each Fund paid monthly aggregate management fees to the Adviser and its respective Sub-Advisers at the following annual percentage rate of its average daily net assets:

Fund	Management Fee*
MyDestination 2015 Fund	0.10%(1)
MyDestination 2025 Fund	0.10%(1)
MyDestination 2035 Fund	0.10%(1)
MyDestination 2045 Fund	0.10%(1)
MyDestination 2055 Fund	0.10%(1)

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Fund	Management Fee*
Conservative Allocation Fund	0.10%(1)
Balanced Allocation Fund	0.10%(1)
Growth Allocation Fund	0.10%(1)
Aggressive Allocation Fund	0.10%(1)
Money Market Fund	0.13%
Low-Duration Bond Fund	0.30%
Medium-Duration Bond Fund	0.33%
Extended-Duration Bond Fund	0.48%
Inflation Protected Bond Fund	0.31%
Global Bond Fund	0.50%
Defensive Market Strategies Fund	0.64%
Equity Index Fund	0.10%
Global Real Estate Securities Fund	0.72%
Value Equity Fund	0.56%
Growth Equity Fund	0.72%
Small Cap Equity Fund	0.96%
International Equity Index Fund	0.15%
International Equity Fund	0.74%
Emerging Markets Equity Fund	1.06%
Global Natural Resources Equity Fund	0.89%

*	Refer to each Fund’s summary prospectus for current management fee information.
(1)	In addition, the Target Date Funds and Asset Allocation Funds indirectly bear their proportionate share of the management fee and other expenses of the underlying Select Funds and other investments.

The Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual Fund operating expenses as reflected in the table below for the following Funds:

Fund	Contractual Expense Limitation
	Institutional Class	Investor Class
MyDestination 2015 Fund	0.20%	0.40%
MyDestination 2025 Fund	0.20%	0.40%
MyDestination 2035 Fund	0.20%	0.40%
MyDestination 2045 Fund	0.20%	0.40%
MyDestination 2055 Fund	0.20%	0.40%
International Equity Index Fund	0.57%	—
Emerging Markets Equity Fund	1.32%	1.57%

The contractual waiver and reimbursement applies to direct Fund operating expenses only and does not include interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities. Should it be needed, the contractual waiver and expense reimbursement will remain in place until April 30, 2018. Pursuant to this arrangement, the Adviser may be repaid for expenses previously waived or reimbursed within three years after such waiver or reimbursement so long as the repayment does not cause the Fund to exceed its expense limitation in place during the year in which the waiver or reimbursement was originally incurred, or the Fund’s expense limitation at the time of repayment, whichever is lower. The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to a Fund’s investment of cash balances in the Money Market Fund and to a Fund’s investment in the Global Natural Resources Equity Fund through April 30, 2018. This fee waiver is not subject to recoupment.

Pursuant to a claim for exemption filed with the National Futures Association by the Adviser on behalf of each Fund, the Adviser is not deemed to be a commodity pool operator, and each Fund is not deemed to be a commodity pool, under the Commodity Exchange Act (“CEA”) and is not subject to registration or regulation as such under the CEA.

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Sub-Advisers

What is a Sub-Adviser?

Each Sub-Adviser makes the day-to-day investment decisions for the Select Fund’s assets that it manages, subject to the supervision of the Adviser and the Board of Trustees. Each Sub-Adviser continuously reviews, supervises and administers its own investment program.

Below is a list of each Select Fund’s Sub-Advisers and their staff who are jointly and primarily responsible for the day-to-day management of the Select Funds’ assets. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Funds can be found in the SAI.

Money Market Fund:

BlackRock Advisors, LLC (“BA”), 100 Bellevue Parkway, Wilmington, Delaware 19809: Founded in 1994, BA is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $5.2 trillion in assets under management as of December 31, 2016.

Low-Duration Bond Fund:

BlackRock Financial Management, Inc. (“BFM”), 55 East 52nd Street, New York, New York 10055: Founded in 1994, BFM is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $5.2 trillion in assets under management as of December 31, 2016. The Low-Duration Bond Fund portfolio account is managed by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Thomas F. Musmanno, CFA, and Scott MacLellan, CFA. BFM’s resources include over 200 sector specialists dedicated to fundamental fixed-income responsible for sector oversight, research, analysis, security selection and trade execution. The fixed-income team, using an approach that leverages the individual expertise of the team members, will manage an assigned portion of the Low-Duration Bond Fund utilizing BFM’s risk management analytics to regularly evaluate the composition of the Low-Duration Bond Fund. Messrs. Musmanno and MacLellan are senior members of the firm. Mr. Musmanno, Managing Director, is Head of Short Duration within the Multi-Sector Institutional Division of Americas Fixed Income Alpha Strategies and has 26 years of investment experience. Mr. MacLellan, Director, is a portfolio manager on the Short Duration team within the Multi-Sector Institutional Division of Americas Fixed Income Alpha Strategies and has 18 years of investment experience.

Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660: PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed-income portfolios. PIMCO was one of the first investment managers to specialize in fixed-income and has successfully managed a total return strategy on behalf of clients since the 1970s. PIMCO had assets under management as of December 31, 2016 of approximately $1.47 trillion. Jerome Schneider is a Managing Director in the Newport Beach office and head of the short-term and funding desk. He has 21 years of investment experience and joined PIMCO in 2008. Mr. Schneider is responsible for the day-to-day management of an assigned portion of the Low-Duration Bond Fund.

Payden & Rygel, 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071: Payden & Rygel is one of the largest global independent investment managers in the United States, with over $106 billion in assets under management as of December 31, 2016. Founded in 1983, the firm is a leader in the active management of global fixed-income and equity portfolios for a diversified client base. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on their overall investment strategies. The Investment Policy Committee (“IPC”), comprised of managing principals averaging 24-year tenure with the firm, oversees the investment process. The firm manages an assigned portion of the Low-Duration Bond Fund utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The team is led by Brian Matthews, CFA, Managing Principal, and Mary Beth Syal, CFA, Managing Principal. The team, under the direction of the firm’s IPC, has 100% discretion over the day-to-day management of the Low-Duration Bond Fund portfolio account. Mr. Matthews, member of the Executive Committee and of the IPC, and Ms. Syal, member of the Executive Committee and of the IPC and Director of the Low-Duration Group, develop a portfolio structure that reflects both the macro mandates of the IPC and the securities that are available in the market. Together with the

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IPC, Mr. Matthews and Ms. Syal have discretion over major decisions such as duration or portfolio sector weights. The Low-Duration Group, under the direction of Ms. Syal, implements the policy approved by the IPC within the context of individual client guidelines. Ms. Syal, supported by sector specialists, has the authority to pick individual securities within the authorized allocations for the Low-Duration Bond Fund. Ms. Syal reviews all portfolio holdings on a regular basis. Mr. Matthews’ other primary role focuses on client related issues when structuring portfolios. As such, he is the main contact with the client. He is responsible for identifying and communicating clients’ objectives, constraints, risk tolerances and time horizons to the strategy group. Because the firm believes client issues are as important as market issues, the interchange between portfolio managers and portfolio strategists is critical. Mr. Matthews and Ms. Syal have been employed with Payden & Rygel for more than 25 years.

Medium-Duration Bond Fund:

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282: GSAM serves as sub-adviser to an assigned portion of the Medium-Duration Bond Fund. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), founded in 1988, served as the sub-adviser for an assigned portion of the Medium-Duration Bond Fund. Thereafter, GSAM assumed Goldman Sachs sub-advisory responsibilities to the Medium-Duration Bond Fund. As of December 31, 2016, GSAM, along with its investment advisory affiliates, had approximately $1.2 trillion in assets under supervision (“AUS”). AUS includes assets under management and other client assets for which the firm does not have full discretion. The Fixed Income Portfolio Management Team is responsible for managing GSAM’s portion of the Medium-Duration Bond Fund. The team is organized into a series of specialist teams that focus on generating and implementing investment ideas within their area of expertise. Ultimate accountability for the Medium-Duration Bond Fund’s portfolio account resides with portfolio managers, Jonathan Beinner, Managing Director, and Michael Swell, Managing Director. Mr. Beinner joined GSAM in 1990 and became a Portfolio Manager in 1992. He became Co-Head of Global Fixed Income in 2002. Mr. Swell is the Co-Head of Global Portfolio Management and a member of the Fixed Income Strategy Group. Mr. Swell joined GSAM in 2007 as Managing Director and the Head of Structured Products.

Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660: PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed-income portfolios. PIMCO was one of the first investment managers to specialize in fixed-income and has successfully managed a total return strategy on behalf of clients since the 1970s. PIMCO had assets under management as of December 31, 2016 of approximately $1.47 trillion. Sudi Mariappa is a Managing Director and Portfolio Manager in the Newport Beach office. He rejoined PIMCO in 2014 from GLG, a London-based hedge fund, where he was a Managing Director, developing and managing fixed-income funds since 2012. From 2011 to 2012, he was not employed. Previously at PIMCO, Mr. Mariappa was a Managing Director and head of global portfolio management. He also served as a senior advisor to PIMCO’s portfolio management group from 2009 to 2011. Mr. Mariappa is responsible for the day-to-day management of an assigned portion of the Medium-Duration Bond Fund.

Western Asset Management Company (“WAMCO”) and Western Asset Management Company Limited (“WAMCL”) (together, “Western”) are located at 385 East Colorado Boulevard, Pasadena, California 91101 and at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom, respectively: WAMCO and WAMCL are affiliated companies under common control jointly managing an assigned portion of the Medium-Duration Bond Fund, with WAMCO primarily responsible for the portfolio account and WAMCL responsible for providing advice regarding the management of foreign fixed-income investments. Individual members of the portfolio management team may be joint employees of WAMCO and WAMCL. Western has been managing fixed-income assets since 1971. As of December 31, 2016, WAMCO managed $348 billion in assets, and WAMCL managed $37 billion in assets. Western utilizes a team-based approach to portfolio management to ensure all portfolios, as allowed by guidelines, benefit from the expertise of all of the firm’s sector specialists. Western’s Investment Strategy Group sets policy for an assigned portion of the Medium-Duration Bond Fund, with that policy implemented by the portfolio team. S. Kenneth Leech, Chief Investment Officer, is responsible for the strategic oversight of the Medium-Duration Bond Fund’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Medium-Duration Bond Fund invests. Mr. Leech is involved in the management of all Western’s portfolios, but he is not solely responsible for particular portfolios. With respect to the Medium-Duration Bond Fund and other client accounts with a similar objective, Carl L. Eichstaedt, Mark S. Lindbloom, Julien A. Scholnick, Michael C. Buchanan and Chia-Liang Lian

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provide specialized expertise and global oversight. Messrs. Eichstaedt, Lindbloom and Scholnick are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. Messrs. Leech, Eichstaedt, Lindbloom, Scholnick, Buchanan and Lian have been Portfolio Managers for Western for more than five years.

Extended-Duration Bond Fund:

Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111: Established in 1926, Loomis manages approximately $240.2 billion in fixed-income and equity assets for institutional, high net worth and mutual fund clients as of December 31, 2016. Daniel J. Fuss, CFA, CIC, Matthew J. Eagan, CFA, Elaine M. Stokes and Brian P. Kennedy have primary responsibility for the day-to-day management of Loomis’ assigned portion of the Extended-Duration Bond Fund. Mr. Fuss, Executive Vice President and Vice Chairman, serves as a portfolio manager, has over 57 years in the investment industry and has been with Loomis since 1976. Mr. Eagan serves as associate portfolio manager, has been with Loomis since 1997 and has over 26 years of investment industry experience. Ms. Stokes serves as associate portfolio manager, has been with Loomis since 1988 and has over 28 years of investment industry experience. Mr. Kennedy serves as associate portfolio manager, has been with Loomis since 1994 and has over 27 years of investment industry experience. Messrs. Eagan and Kennedy and Ms. Stokes each hold the position of Vice President. The associate portfolio managers are actively involved in formulating overall strategy for Loomis’ portion of the Extended-Duration Bond Fund but are not the primary decision makers.

Schroder Investment Management North America Inc. (“SIMNA”), 875 Third Avenue, 22nd Floor, New York, New York 10022: SIMNA is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of Schroders plc, a London Stock Exchange-listed global asset management company. As of December 31, 2016, Schroders plc and its affiliates (together, “Schroders”) had approximately $477 billion in assets under management, with clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Investment decisions for SIMNA’s portion of the Extended-Duration Bond Fund are made by a portfolio management team. The team consists of Andrew B.J. Chorlton, CFA, Edward H. Jewett, Richard A. Rezek, Jr., CFA, Neil G. Sutherland, CFA, Julio C. Bonilla, CFA, and Lisa Hornby, CFA, each a Portfolio Manager. All portfolio managers are jointly and primarily responsible for the day-to-day management of the portfolio account. The portfolio management team, except for Ms. Hornby, transitioned to SIMNA in 2013 as result of Schroders’ acquisition of STW Fixed Income Management LLC (“STW”). Prior to joining SIMNA, Messrs. Jewett, Rezek and Chorlton each were an STW Principal and Portfolio Manager, and had been with STW for more than five years. Mr. Sutherland was an STW Principal and Portfolio Manager who had been with STW since November 2008. Mr. Bonilla was an STW Vice President and Portfolio Manager who had been with STW since March 2010. Ms. Hornby joined SIMNA in August 2010 as a Portfolio Management Assistant on the U.S. rates and government bond desk.

Inflation Protected Bond Fund:

BlackRock Financial Management, Inc. (“BFM”), 55 East 52nd Street, New York, New York 10055: Founded in 1994, BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with $5.2 trillion in assets under management as of December 31, 2016. The Inflation Protected Bond Fund portfolio account is managed by a team of investment professionals at BFM, including Martin Hegarty, who has day-to-day responsibility for the portfolio. The fixed-income team, using an approach that leverages the individual expertise of the team members, will manage an assigned portion of the Inflation Protected Bond Fund utilizing BFM’s risk management analytics to regularly evaluate the composition of the Inflation Protected Bond Fund. Mr. Hegarty, Managing Director, is the head of Inflation-linked Bond portfolios within Americas Fixed Income Alpha Strategies. Mr. Hegarty joined BlackRock in 2010 and has 20 years of investment experience.

Global Bond Fund:

Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111: Established in 1926, Loomis manages approximately $240.2 billion in fixed-income and equity assets for institutional, high net worth and

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mutual fund clients as of December 31, 2016. Daniel J. Fuss, CFA, CIC, Matthew J. Eagan, CFA, Elaine M. Stokes and Brian P. Kennedy have primary responsibility for the day-to-day management of Loomis’ assigned portion of the Global Bond Fund. Mr. Fuss, Executive Vice President and Vice Chairman, serves as a portfolio manager, has over 57 years in the investment industry and has been with Loomis since 1976. Mr. Eagan serves as associate portfolio manager, has been with Loomis since 1997 and has over 26 years of investment industry experience. Ms. Stokes serves as associate portfolio manager, has been with Loomis since 1988 and has over 28 years of investment industry experience. Mr. Kennedy serves as associate portfolio manager, has been with Loomis since 1994 and has over 27 years of investment industry experience. Messrs. Eagan and Kennedy and Ms. Stokes each hold the position of Vice President. The associate portfolio managers are actively involved in formulating overall strategy for Loomis’ portion of the Global Bond Fund but are not the primary decision makers.

Western Asset Management Company (“WAMCO”) and Western Asset Management Company Limited (“WAMCL”) (together, “Western”) are located at 385 East Colorado Boulevard, Pasadena, California 91101 and at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom, respectively: WAMCO and WAMCL are affiliated companies under common control jointly managing an assigned portion of the Global Bond Fund, with WAMCO primarily responsible for the portfolio account and WAMCL responsible for providing advice regarding the management of foreign fixed-income investments. Individual members of the portfolio management team may be joint employees of WAMCO and WAMCL. Western has been managing fixed-income assets since 1971. As of December 31, 2016, WAMCO managed $348 billion in assets, and WAMCL managed $37 billion in assets. Western utilizes a team-based approach to portfolio management to ensure all portfolios, as allowed by guidelines, benefit from the expertise of all the firm’s sector specialists. S. Kenneth Leech, Chief Investment Officer, is responsible for the strategic oversight of the Global Bond Fund’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Global Bond Fund invests. With respect to the Global Bond Fund and other client accounts with a similar objective, Ian R. Edmonds, Michael C. Buchanan, Chia-Liang Lian, Andrew J. Belshaw, Gordon S. Brown and Annabel Rudebeck provide specialized expertise and global oversight. Messrs. Edmonds, Buchanan, Lian, Belshaw, Brown and Ms. Rudebeck are each a Portfolio Manager and are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. Messrs. Leech, Edmonds, Belshaw, Brown, Lian, and Buchanan have been with Western for more than five years. Ms. Rudebeck has over 18 years of industry experience. Formerly, Ms. Rudebeck was a Senior Partner and Head of Global Investment-Grade Credit for Rogge Global Partners.

Defensive Market Strategies Fund:

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111: American Century has been a privately-controlled investment manager since 1958. As of December 31, 2016, the firm had assets under management of approximately $156.8 billion. American Century uses a team approach to manage the firm’s assigned portion of the Defensive Market Strategies Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are Phillip N. Davidson, CFA, Chief Investment Officer – U.S. Value Equity, Senior Vice President and Senior Portfolio Manager; Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager; Kevin Toney, CFA, Senior Vice President and Senior Portfolio Manager, and Dan Gruemmer, CFA, Portfolio Manager. Each member of the team has more than five years of experience with American Century.

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses in providing quantitative investment analysis, which relies on its proprietary models, utilizing a set of valuation, momentum, and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of December 31, 2016, AQR had approximately $175.2 billion in assets under management. AQR’s Global Stock Selection Team manages the firm’s assigned portion of the Defensive Market Strategies Fund. The team is led by Michele L. Aghassi, Ph.D., Andrea Frazzini, Ph.D., Jacques A. Friedman and Hoon Kim, Ph.D., CFA, each a Principal, who have primary responsibility and oversight of the portfolio account. Dr. Aghassi has been at AQR since 2005, Dr. Frazzini has been at AQR since 2008, Mr. Friedman has been at AQR since the firm’s inception in 1998, and Dr. Kim has been at AQR since 2005.

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Parametric Portfolio Associates LLC (“Parametric”), Minneapolis Investment Center, 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2016, Parametric had total firm assets under management of approximately $178.6 billion. Parametric uses a team approach to manage an assigned portion of the Defensive Market Strategies Fund under the leadership of Tom Lee, CFA, Managing Director — Investment Strategy and Research. The team includes Jay Strohmaier, CFA, Managing Director, Thomas Seto, Head of Investment Management — Seattle Investment Center, and Alex Zweber, CFA, Portfolio Manager. Messrs. Strohmaier, Seto and Zweber have served as portfolio managers at Parametric for more than five years.

Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017: Shenkman is an independently owned, registered investment adviser founded in July 1985. Since inception, the firm has been dedicated to providing investment management services to institutional and individual investors. Shenkman is a pioneer firm in the high yield market and seeks to be the world leading specialist in credit analysis of leveraged companies. As of December 31, 2016, the firm had assets under management of over $30.7 billion. Shenkman employs a team approach to portfolio management. Mark R. Shenkman is the President and Co-Chief Investment Officer of the firm and has responsibility for setting strategy and direction with respect to the firm’s investment operations. The primary day-to-day oversight responsibilities of the Defensive Market Strategies Fund assigned to Shenkman are conducted by Mr. Shenkman and Justin W. Slatky. The primary day-to-day management of the Fund assigned to Shenkman is conducted by Raymond F. Condon and Jordan Barrow. Mr. Shenkman founded Shenkman in 1985. Mr. Slatky, Executive Vice President, Co-Chief Investment Officer, joined the firm in 2011. Mr. Condon, Senior Vice President and Portfolio Manager, joined the firm in 2003. Mr. Barrow, Senior Vice President, Credit Analyst and Portfolio Manager, joined the firm in 2004.

Equity Index Fund:

Legal & General Investment Management America, Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606: LGIMA was founded in 2006 and is a wholly owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. that offers a range of strategies including indexed solutions. As of December 31, 2016, the firm had assets under management of approximately $140.1 billion. LGIMA uses a team approach to manage an assigned portion of the Equity Index Fund. The team consists of Shaun Murphy, CFA, Head of U.S. Index Funds, David Barron, CFA, Senior Portfolio Manager, Aodhagán Byrne, CFA, Portfolio Manager, Michael O’Connor, Senior Portfolio Manager, Drew Miyawaki, Head of Global Equity Trading, and Joe LaPorta, Index Trader. Mr. Murphy leads the North American equity portfolios team and joined the firm in 2013. Prior to that, he was with The Northern Trust Company serving as the Head of International Index Equities. Mr. Byrne serves as the back-up lead portfolio manager for North American mandates and joined the firm in 2014. Prior to that, he spent two years with the Legal & General Investment Management Index Team. Prior to 2012, he was an index fund manager at Irish Life Investment Managers. Mr. Barron serves as the back-up lead portfolio manager for North American mandates and has been with the firm since 2015. Prior to that, he served as Portfolio Manager, Quantitative Management at The Northern Trust Company. Mr. O’Connor serves as the back-up portfolio manager for North American mandates and has been with the firm since 2016. Prior to that, he served as Head of International Equity at The Northern Trust Company. Mr. Miyawaki has been with the firm since 2014, and prior to that, he was with Legal & General Investment Management serving as a trader. Mr. LaPorta has been with the firm since 2015, and prior to that, he was at The Northern Trust Company serving as Second Vice President, Portfolio Manager.

Global Real Estate Securities Fund:

Heitman Real Estate Securities, LLC (“HRES”), Heitman International Real Estate Securities HK Limited (“HIRES HK”) and Heitman International Real Estate Securities GmbH (“HIRES GmbH”) (together, “Heitman”) are located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, at 15/F LHT Tower, 31 Queen’s Road, Central, Hong Kong and at Maximillianstrasse 35A, 80539, Munich, Germany, respectively. HRES, HIRES HK and HIRES GmbH are affiliated companies under common control jointly managing an assigned portion of the Global Real Estate Securities Fund, with HRES primarily responsible for the portfolio account and HIRES HK and HIRES GmbH responsible for providing advice regarding management of foreign real estate securities investments. Heitman was founded in 1966 in Chicago and as of December 31, 2016, had approximately $36.4 billion in assets under

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management. Heitman’s real estate securities team consists of over 20 investment professionals situated in offices around the globe. The team is led by three portfolio managers: Jerry Ehlinger, CFA, Managing Director and Portfolio Manager — North America; Mark Abramson, Managing Director and Portfolio Manager — Europe; and John White, Managing Director and Portfolio Manager — Asia-Pacific. The three portfolio managers work to carry out the firm’s highly specialized investment process and are responsible for defining the global investment themes and risk management. Mr. Abramson has been with the firm for more than 10 years, and Mr. White joined Heitman in 2010. Mr. Ehlinger joined the firm in December 2013, and prior to 2013, Mr. Ehlinger served as Lead Portfolio Manager and Head of Real Estate Securities, Americas at RREEF America L.L.C. for nine years.

RREEF America L.L.C. (“RREEF”), Deutsche Investments Australia Limited (“DIAL”) and Deutsche Alternative Asset Management (Global) Limited (“DeAAM Global”) (together, “RREEF”) are located at Deutsche Asset Management, 222 South Riverside Plaza, Floor 24, Chicago, Illinois 60606, at Deutsche Bank Place, Level 16, CNR Hunter and Phillip Streets, Sydney, NSW 2000, Australia, and at Winchester House, 1 Great Winchester Street, London, EC2N 2DB, United Kingdom, respectively. Founded in 1975, RREEF’s Real Estate business had approximately $52.8 billion in total assets under management as of December 31, 2016. The Global Real Estate Securities strategy is managed on a team basis under the leadership of John Vojticek, Head and Chief Investment Officer, Liquid Real Assets — Alternatives. The team is led by regional portfolio managers: David W. Zonavetch, CPA, Director, and Robert (Bob) Thomas, Managing Director, who are co-lead portfolio managers for the Americas Real Estate Securities business; Chris Robinson, Managing Director, lead portfolio manager for the Asia Pacific Real Estate Securities business; and John Hammond, Managing Director, lead portfolio manager for the European Real Estate Securities business. Messrs. Zonavetch, Robinson and Hammond have each been with the firm for over 12 years and are primarily responsible for the day-to-day operations, as well as final decisions on stock selection and property sector allocation (where appropriate), for an assigned portion of the Global Real Estate Securities Fund. Mr. Thomas has over 15 years of industry experience. Prior to joining RREEF, Mr. Thomas served as the Head of the North American Property Equities and Portfolio Manager at Henderson Global Investors and Co-Head of North American Listed Real Estate at AMP Capital Investors.

Value Equity Fund:

AJO, LP (“AJO”), 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102: AJO is a value-oriented, quantitative equity manager, founded in 1984. AJO currently manages $28.3 billion for 115 clients as of December 31, 2016. AJO’s portion of the Value Equity Fund is managed by a team of portfolio managers. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Gregory J. Rogers and Christopher J. W. Whitehead, each of whom is a Principal and has been employed by AJO for the past five years. Each member of the team is jointly and primarily responsible for the day-to-day operations of an assigned portion of the Value Equity Fund.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201: BHMS, a Delaware limited liability company, is an investment management firm founded in 1979, which provides investment advisory services to large institutional clients, mutual funds, employee benefit plans, endowments, foundations, insurance companies, limited liability companies and other institutions and individuals. Assets under management total $92.3 billion as of December 31, 2016, in global, international, large, mid and small cap value equities, as well as fixed-income securities. BHMS’ strategy is a team-oriented value approach utilizing fundamental research to construct portfolios. The equity team of portfolio managers and analysts assist in research and making recommendations; however, David W. Ganucheau, CFA, Managing Director, and Jeff G. Fahrenbruch, CFA, Managing Director, comprise the team of portfolio managers on BHMS’ assigned portion of the Value Equity Fund. Mr. Ganucheau has 21 years of industry experience and 13 of those with BHMS. Mr. Fahrenbruch has 20 years of industry experience and 15 of those with BHMS.

Legal & General Investment Management America, Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606: LGIMA was founded in 2006 and is a wholly owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. that offers a range of strategies including indexed solutions. As of December 31, 2016, the firm had assets under management of approximately $140.1 billion. LGIMA uses a team approach to manage an assigned portion of the Value Equity Fund. The team consists of Shaun Murphy, CFA, Head of U.S. Index Funds, David Barron, CFA, Senior Portfolio Manager, Aodhagán Byrne, CFA, Portfolio Manager, Michael O’Connor, Senior Portfolio Manager, Drew Miyawaki, Head of Global Equity Trading, and Joe LaPorta, Index Trader. Mr. Murphy leads the North American equity portfolios team and joined the firm in 2013. Prior to that, he was with The Northern Trust Company serving as the Head of

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International Index Equities. Mr. Byrne serves as the back-up lead portfolio manager for North American mandates and joined the firm in 2014. Prior to that, he spent two years with the Legal & General Investment Management Index Team. Prior to 2012, he was an index fund manager at Irish Life Investment Managers. Mr. Barron serves as the back-up lead portfolio manager North American mandates and has been with the firm since 2015. Prior to that, he served as Portfolio Manager, Quantitative Management at The Northern Trust Company. Mr. O’Connor serves as the back-up Portfolio Manager for North American mandates and has been with the firm since 2016. Prior to that, he served as Head of International Equity at The Northern Trust Company. Mr. Miyawaki has been with the firm since 2014, and prior to that, he was with Legal & General Investment Management serving as a trader. Mr. LaPorta has been with the firm since 2015, and prior to that, he was at The Northern Trust Company serving as Second Vice President, Portfolio Manager.

TCW Investment Management Company LLC (“TCW”), 1251 Avenue of the Americas, Suite 4700, New York, New York 10020: Established in 1971, TCW’s primary business is the provision of investment management services. TCW was organized in 1987 as a wholly owned subsidiary of The TCW Group, Inc. (“TCW”). TCW is registered with the SEC as an investment advisor under the Investment Advisors Act of 1940, as amended. As of December 31, 2016, TCW had total assets under management, including commitments, of $191.6 billion. Diane Jaffee, CFA, Senior Portfolio Manager and Group Managing Director, conducts the day-to-day management of an assigned portion of the Value Equity Fund and has sole discretion over all buy/sell decisions. Ms. Jaffee has 33 years of experience and has been managing assets in TCW’s New York office for 21 years.

Growth Equity Fund:

Brown Advisory, LLC (“Brown Advisory”), 901 South Bond Street, Suite 400, Baltimore, Maryland 21231: Brown Advisory is a registered investment advisory firm that provides services to high net worth individuals and families, endowments, foundations, other charitable organizations, public/government-related clients, pension and profit-sharing plans, insurance companies, corporations, individual retirement plans, trusts, estates and other taxable individual plans. As of December 31, 2016, Brown Advisory had approximately $30.4 billion in assets under management. The investment team is led by Kenneth M. Stuzin, CFA, Partner, and he is supported by a group of analysts that are organized by sectors. As portfolio manager, Mr. Stuzin has ultimate responsibility for an assigned portion of the Growth Equity Fund. Mr. Stuzin joined Brown Advisory in 1996.

Jackson Square Partners, LLC (“Jackson Square”), 101 California Street, Suite 3750, San Francisco, California 94111: Jackson Square is a registered investment adviser organized as a Delaware limited liability company. The firm was established in 2013 and as of December 31, 2016, had a total of $22.0 billion of client assets of which $19.7 billion is managed on a discretionary basis and $2.2 billion is managed on a non-discretionary basis. Jackson Square provides investment advisory services to separately managed accounts and investment sub-advisory services to pooled investment vehicles that are registered under the 1940 Act or established under the European Commission’s Undertakings of Collective Investment in Transferable Securities (UCITs) Directives. Jackson Square uses a team approach to manage the firm’s assigned portion of the Growth Equity Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are Jeffrey S. Van Harte, CFA, Chairman and Chief Investment Officer, Christopher J. Bonavico, CFA, Portfolio Manager, Daniel J. Prislin, CFA, Portfolio Manager, and Christopher M. Ericksen, CFA, Portfolio Manager. Prior to joining Jackson Square in May 2014, each member of the portfolio management team was with Delaware Investment Advisers (“Delaware Investments”) for eight years. At Delaware Investments, Mr. Van Harte was Chief Investment Officer, Messrs. Bonavico and Prislin were Senior Portfolio Managers and Mr. Ericksen was Portfolio Manager.

Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111: Established in 1926, Loomis manages approximately $240.2 billion in fixed-income and equity assets for institutional, high net worth and mutual fund clients as of December 31, 2016. Aziz Hamzaogullari, Vice President and Portfolio Manager, has primary responsibility for the day-to-day management of an assigned portion of the Growth Equity Fund. Mr. Hamzaogullari has been with Loomis since 2010 and has 23 years of investment industry experience.

Sands Capital Management, LLC (“Sands”), 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209: Sands has been managing assets since being founded in 1992. Sands had approximately $34.9 billion in assets under management as of December 31, 2016. The firm manages assets utilizing growth equity strategies. The investment team is led by Frank M. Sands, CFA, as Chief Investment Officer (“CIO”) who has been with Sands since 2000. Mr. Sands became the Chief

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Executive Officer and CIO of Sands effective September 5, 2008 and is a member of the investment team responsible for the decisions made on an assigned portion of the Growth Equity Fund. The investment team also includes A. Michael Sramek, CFA, Senior Portfolio Manager, Research Analyst and Managing Director, and Wesley A. Johnston, CFA, Portfolio Manager and Senior Research Analyst. Mr. Sramek joined Sands in 2001, and Mr. Johnston joined Sands in 2004.

Small Cap Equity Fund:

AJO, LP (“AJO”), 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102: AJO is a value-oriented, quantitative U.S. equity manager, founded in 1984. AJO currently manages $28.3 billion for 115 clients as of December 31, 2016. AJO’s portion of the Small Cap Equity Fund is managed by a team of portfolio managers. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Gregory J. Rogers and Christopher J. W. Whitehead, each of whom is a Principal and has been employed by AJO for the past five years. Each member of the team is jointly and primarily responsible for the day-to-day operations of an assigned portion of the Small Cap Equity Fund.

RBC Global Asset Management (U.S.) Inc. (“RBC”), 50 S Sixth Street, Suite 2350, Minneapolis, Minnesota 55402: RBC is a registered investment adviser founded in 1983. RBC offers equity, fixed-income and cash management solutions via separate accounts mutual funds and other pooled vehicles to a broad range of institutional clients. As of December 31, 2016, RBC had assets under management of approximately $40.3 billion. The investment team is led by Lance F. James, Managing Director and Senior Portfolio Manager. As portfolio manager, Mr. James has ultimate responsibility for an assigned portion of the Small Cap Equity Fund. Mr. James joined RBC in 2006.

Snow Capital Management L.P. (“Snow”), 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 1514: Snow is a boutique investment manager offering several value equity strategies in multiple formats and as of December 31, 2016, had assets under management of approximately $2.8 billion. The firm has been managing assets since 1980 through predecessor organizations. The Small Cap Equity Fund portfolio account is managed by Joshua R. Schachter, CFA, Senior Portfolio Manager and Principal, and Anne S. Wickland, CFA, Portfolio Manager and Principal, who are jointly responsible for the day-to-day management of the account. Mr. Schachter and Ms. Wickland have 15 and 10 years of experience with Snow, respectively.

TimesSquare Capital Management, LLC (“TSCM”), 7 Times Square, 42nd Floor, New York, New York 10036: TSCM is a registered investment adviser with a focus on institutional clients. The firm, which was formed in November 2004 to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc., had assets under management of $16.2 billion as of December 31, 2016. TSCM integrates a highly experienced team of investment specialists and time-tested strategies, driven by internally generated research, into one dynamic organization. Grant Babyak, Chief Executive Officer and Portfolio Manager, and Kenneth Duca, CFA, Director and Portfolio Manager/Analyst, are jointly and primarily responsible for an assigned portion of the Small Cap Equity Fund. They have been with TSCM for 17 years and have over 28 and 26 years investment experience, respectively.

International Equity Index Fund:

Legal & General Investment Management America, Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606: LGIMA was founded in 2006 and is a wholly owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. that offers a range of strategies including indexed solutions. As of December 31, 2016, the firm had assets under management of approximately $140.1 billion. LGIMA uses a team approach to manage an assigned portion of the International Equity Index Fund. The team consists of Shaun Murphy, CFA, Head of U.S. Index Funds, David Barron, CFA, Senior Portfolio Manager, Aodhagán Byrne, CFA, Portfolio Manager, Michael O’Connor, Senior Portfolio Manager, Drew Miyawaki, Head of Global Equity Trading, and Joe LaPorta, Index Trader. Mr. Murphy leads the International equity portfolios team and joined the firm in 2013. Prior to that, he was with The Northern Trust Company serving as the head of International Index Equities. Mr. Byrne serves as the back-up lead portfolio manager for International mandates and joined the firm in 2014. Prior to that, he spent two years with the Legal & General Investment Management Index Team. Prior to 2012, he was an index fund manager at Irish Life Investment Managers. Mr. Barron serves as the back-up lead portfolio manager for International mandates and has been with the firm since 2015. Prior to that, he served as Portfolio Manager, Quantitative Management at The Northern Trust Company. Mr. O’Connor serves as the back-up portfolio manager for International mandates and has been with the firm since 2016. Prior to that, he served as Head of International Equity at The Northern Trust

154 | GuideStone Funds Prospectus

Company. Mr. Miyawaki has been with the firm since 2014, and prior to that, he was with Legal & General Investment Management serving as a trader. Mr. LaPorta has been with the firm since 2015, and prior to that, he was at The Northern Trust Company serving as Second Vice President, Portfolio Manager.

International Equity Fund:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses in providing quantitative investment analysis, which relies on its proprietary models, utilizing a set of valuation, momentum, and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of December 31, 2016, AQR had approximately $175.2 billion in assets under management. The portfolio managers who are jointly and primarily responsible for the day-to-day management of assigned portions of the International Equity Fund are Clifford S. Asness, Ph.D., John M. Liew, Ph.D., Jacques A. Friedman, Michael Katz, Ph.D. and Oktay Kurbanov. Dr. Asness is the Managing and Founding Principal of AQR. Dr. Liew is a Founding Principal of AQR. Messrs. Friedman, Katz and Kurbanov are each Principals of AQR. Doctors Asness and Liew and Messrs. Friedman and Kurbanov have been at AQR since the firm’s inception in 1998, and Dr. Katz has been at AQR since 2007.

Baillie Gifford Overseas Limited (“Baillie Gifford”), Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, United Kingdom: Baillie Gifford is an investment management firm wholly owned by Baillie Gifford & Co. Founded in 1983, it is the firm through which Baillie Gifford & Co. provides investment management services for clients located outside of the United Kingdom. Baillie Gifford is registered as an adviser under the Investment Advisers Act of 1940, as amended, for U.S. clients. As of December 31, 2016, the firm had assets under management of approximately $179.7 billion. Baillie Gifford uses a team approach to manage an assigned portion of the International Equity Fund. The EAFE Plus Alpha Portfolio Construction Group is chaired by James Anderson, Head of Long Term Global Growth and Portfolio Manager, and includes: Sarah Whitley, Head of Japanese Equity and Portfolio Manager; Kavé Sigaroudinia, Portfolio Manager; Tom Coutts, Head of European Equities and Portfolio Manager; Lawrence Burns, Portfolio Manager; Nick Thomas, CFA, Director, Clients Department and Portfolio Manager; and David Salter, Director, Clients Department. Each portfolio manager has been employed with Baillie Gifford for five years or more.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201: BHMS, a Delaware limited liability company, is an investment management firm founded in 1979, which provides investment advisory services to large institutional clients, mutual funds, employee benefit plans, endowments, foundations, insurance companies, limited liability companies and other institutions and individuals. Assets under management total $92.3 billion as of December 31, 2016, in global, international, large, mid and small cap value equities, as well as fixed-income securities. BHMS’ strategy is a team-oriented value approach utilizing fundamental research to construct portfolios. The management of the BHMS International Value Equity portfolio account is led by David A. Hodges, CFA, Managing Director and Portfolio Manager. Randolph S. Wrighton, Jr., CFA, Managing Director and Portfolio Manager, serves as backup on the account along with a group of global sector analysts. Mr. Hodges has 17 years of industry experience with 16 of those with BHMS, and Mr. Wrighton has 15 years of industry experience with 12 of those with BHMS.

MFS Institutional Advisors, Inc. (“MFSI”), 111 Huntington Avenue, Boston, Massachusetts 02199: MFSI is a U.S.-based investment advisor and subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is America’s oldest mutual fund organization. MFS and the firm’s predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2016, net assets under management of the MFS organization were approximately $425 billion. Filipe M.G. Benzinho and Daniel Ling, each an Investment Officer of MFS and portfolio manager for the International Concentrated Equity Strategy, have overall responsibility and final authority for portfolio construction of an assigned portion of the International Equity Fund managed by MFSI. Mr. Benzinho has been employed in the investment area of MFS since 2009, and Mr. Ling has been employed in the investment area of MFS since 2006.

Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V 7JD, United Kingdom: Mondrian was founded and SEC registered in 1990 under the name Delaware International Advisers Limited. On September 24, 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman LLC, a leading private equity firm,

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completed the acquisition of Delaware International Advisers Limited from Delaware Management Holdings, Inc. Upon closing of the transaction, the firm changed the name to Mondrian. On July 12, 2011, the management team acquired Hellman & Friedman LLC’s interest and Mondrian became 100% employee owned. The London based firm is a value-oriented, global equity and fixed-income manager serving primarily institutional clients. The firm uses a team-based approach to investment analysis and portfolio construction to manage an assigned portion of the International Equity Fund. With $59.0 billion in assets under management as of December 31, 2016, Mondrian is amongst the largest active managers of international and global assets for U.S. institutional investors. Mondrian’s equity team consists of 41 dedicated investment professionals, with all fund managers having analyst responsibilities. Mondrian’s portfolios are managed on a team basis through the Equity Strategy Committee. Individual account assignments are assigned to a lead portfolio manager and a clearly identified back-up portfolio manager. The portfolio managers assigned to the International Equity Fund are Elizabeth Desmond, CFA, Chief Investment Officer — International Equities, Nigel Bliss, Senior Portfolio Manager, Steven Dutaut, CFA, Senior Portfolio Manager, and Alex Simcox, CFA, Senior Portfolio Manager. Ms. Desmond has been with Mondrian for 25 years, is responsible for portfolio management and research and is a member of the Equity Strategy Committee. Mr. Bliss has been with Mondrian for 21 years, is responsible for U.K. and Scandinavian stock investments and is a member of the International Equity Strategy Committee. Messrs. Dutaut and Simcox have each been with Mondrian for nine years, are responsible for research and portfolio management and are members of the International Equity Strategy Committee. Each has 100% discretion over the International Equity Fund’s portfolio account.

Emerging Markets Equity Fund:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses in providing quantitative investment analysis, which relies on its proprietary models, utilizing a set of valuation, momentum, and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of December 31, 2016, AQR had approximately $175.2 billion in assets under management. The portfolio managers who are jointly and primarily responsible for the day-to-day management of assigned portions of the Emerging Markets Equity Fund are Michele L. Aghassi, Ph.D., Andrea Frazzini, Ph.D., Jacques A. Friedman, Michael Katz, Ph.D. and Oktay Kurbanov, each a principal of AQR. Dr. Aghassi has been at AQR since 2005, Messrs. Friedman and Kurbanov have been at AQR since the firm’s inception in 1998, Dr. Frazzini has been at AQR since 2008 and Dr. Katz has been at AQR since 2007.

Genesis Asset Managers, LLP and Genesis Investment Management, LLP (together, “Genesis”) are located at Heritage Hall, La Marchant Street, St. Peter Port, Guernsey, GYI 4HY, Channel Islands and 21 Grosvenor Place, SW1X 7HU, United Kingdom, respectively: Formed in 1989, Genesis specializes in the investment management of institutional funds in emerging markets. As of December 31, 2016, Genesis had assets of $26.4 billion under management. A team of country, sector and industry specialists within Genesis makes investment decisions for an assigned portion of the Emerging Markets Equity Fund. The Portfolio Coordination Team, responsible for optimizing client portfolios in terms of return and risk, consists of Rufus Frazier, Portfolio Manager, Andrew Elder, Deputy Managing Partner and Portfolio Manager, and Catherine Vlasto, Partner and Portfolio Manager. Ms. Vlasto and Mr. Elder have been with Genesis for more than five years. Mr. Frazier joined Genesis in 2013. Prior to joining Genesis, he was a portfolio manager at Fidelity International where he worked for eight years in a variety of equity analysis roles. Ms. Vlasto shares responsibility for investments in Southeast Asia and the Middle East. Mr. Frazier is responsible for investments in China, Taiwan, Central and Eastern Europe and Russia. He is also responsible for the utilities and financial sectors. Mr. Elder shares responsibility for investments in Brazil, South Africa and Turkey. Genesis manages all client portfolios on a team basis, and each member of the team is jointly and primarily responsible for the day-to-day management of the Emerging Markets Equity Fund portfolio account.

Global Natural Resources Equity Fund:

Legal & General Investment Management America, Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606: LGIMA was founded in 2006 and is a wholly owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. that offers a range of strategies including indexed solutions. As of December 31, 2016, the firm had assets under management of approximately $140.1 billion. LGIMA uses a team approach to manage an assigned portion of the

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Global Natural Resources Equity Fund. The team consists of Shaun Murphy, CFA, Head of U.S. Index Funds, David Barron, CFA, Senior Portfolio Manager, Aodhagán Byrne, CFA, Portfolio Manager, Michael O’Connor, Senior Portfolio Manager, Drew Miyawaki, Head of Global Equity Trading, and Joe LaPorta, Index Trader. Mr. Murphy leads the Global equity portfolios team and joined the firm in 2013. Prior to that, he was with The Northern Trust Company serving as the Head of International Index Equities. Mr. Byrne serves as the back-up lead portfolio manager for Global mandates and joined the firm in 2014. Prior to that, he spent two years with the Legal & General Investment Management Index Team. Prior to 2012, he was an index fund manager at Irish Life Investment Managers. Mr. Barron serves as the back-up lead portfolio manager for Global mandates and has been with the firm since 2015. Prior to that, he served as Portfolio Manager, Quantitative Management at The Northern Trust Company. Mr. O’Connor serves as the back-up portfolio manager for Global mandates and has been with the firm since 2016. Prior to that, he served as Head of International Equity at The Northern Trust Company. Mr. Miyawaki has been with the firm since 2014, and prior to that, he was with Legal & General Investment Management serving as a trader. Mr. LaPorta has been with the firm since 2015, and prior to that, he was at The Northern Trust Company serving as Second Vice President, Portfolio Manager.

SailingStone Capital Partners LLC (“SailingStone”), One California Street, Suite 3050, San Francisco, California 94111: SailingStone is a Delaware limited liability company that provides investment advisory services to primarily institutional investors such as endowments and foundations, family offices, government and corporate pension plans, sub-advised investment companies and pooled investment vehicles. The firm is independently owned and was founded in 2013. As of December 31, 2016, the firm had assets under management of $6.5 billion. The portion of the Global Natural Resources Equity Fund assigned to SailingStone is team managed. MacKenzie B. Davis, CFA, and Kenneth L. Settles, Jr., CFA, are jointly responsible for the day-to-day management of the portfolio account. Messrs. Davis and Settles each hold the title of Managing Partner and Portfolio Manager, and prior to SailingStone, Messrs. Davis and Settles were Portfolio Managers and Investment Analysts at RS Investment Management Co. LLC for more than five years.

All Funds — Cash Overlay Program:

Parametric Portfolio Associates LLC (“Parametric”), Minneapolis Investment Center, 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435: The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric whereby Parametric is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. As of December 31, 2016, the firm had assets under management of approximately $178.6 billion. Parametric uses a team approach to manage All Funds — Cash Overlay Program. The team includes Justin Henne, CFA, Managing Director — Customized Exposure Management and Richard Fong, CFA, Portfolio Manager.

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Service Providers

The following chart provides information on the Funds’ primary service providers.

158 | GuideStone Funds Prospectus

Shareholder Information

Eligible Investors

You may purchase or redeem shares of the Funds on any business day through our website at GuideStoneFunds.com; by mail at GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 (for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722); or by telephone at 1-888-GS-FUNDS (1-888-473-8637). You may also be able to purchase or redeem shares of the Funds through certain financial intermediaries. The Funds reserve the right to refuse to accept investments at any time. GuideStone Financial Resources may invest for its own account, including reserves and endowment, in any class of the Funds.

Minimum Investments

Investor Class Shares: Any individual or entity may invest in Investor Class shares by making a minimum initial investment of $1,000 per Fund. The $1,000 initial purchase minimum applies separately to each Fund of the Trust that you own. In addition, the following minimums apply to subsequent purchases of Investor Class shares of a Fund (however, if you have implemented asset allocation advice using GuideStone Advisors’ Guided Planning Services®, minimum subsequent purchase requirements do not apply):

Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchanges from another Fund	$250
Individual Retirement Accounts	$100
GuideStone Investment Accounts and Uniform Gifts/Transfers to Minors Accounts	$100

Institutional Class Shares: Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include certain GuideStone-Serviced Plans (as defined below), financial intermediaries and other institutions). The minimum initial investment for Institutional Class shares is $1,000,000 (there is no minimum subsequent investment) in the Funds in the aggregate, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Funds or their affiliate(s). In addition, investors that hold Institutional Class shares acquired prior to May 1, 2014, remain eligible to purchase and hold Institutional Class shares irrespective of whether their initial investment exceeded $1,000,000.

Participant-directed employee benefit plans that are not serviced by GuideStone Financial Resources are not eligible to purchase Institutional Class shares directly from the Funds but may do so through certain authorized financial intermediaries. If Institutional Class shares are purchased through a GuideStone-Serviced Plan or a participant-directed employee benefit plan serviced by an authorized financial intermediary other than GuideStone Financial Resources, the policies, procedures and minimum investment requirements relating to these purchases will differ from those set forth herein, and additional fees may apply to your investment in the Fund(s). A “GuideStone-Serviced Plan” means an employee benefit plan that allows its participants to direct their own investments, and through which recordkeeping and other administrative services are provided by GuideStone Financial Resources under an agreement permitting the purchase of Institutional Class shares. For more information about Institutional Class shares, please contact GuideStone at 1-888-GS-FUNDS (1-888-473-8637).

Minimum Account Size

Investor Class Accounts: Investor Class shares of the Funds require a minimum balance of $1,000 per Fund. The Funds reserve the right to close your account and redeem your shares if the value of your account falls below $1,000, unless the reduction in value is due solely to market depreciation. The $1,000 minimum applies separately to each Fund that you own. We may close your account and send you a check for the redemption proceeds if you do not bring your account up to the minimum within 30 days after we mail you a written notice. Alternatively, if you have accounts in multiple Funds below $1,000, which combined equal or exceed $1,000, we may transfer those proceeds into a single account in the Trust’s Money Market Fund, if you do not bring your accounts up to the minimum within 30 days after we mail you a written notice. A redemption of a Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a tax-deferred account.

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Institutional Class Accounts: Institutional Class shares of the Funds require a minimum balance of $1,000,000 invested in all Funds in the aggregate for investors other than GuideStone Serviced Plans. The Funds reserve the right to convert the Institutional Class shares in your account to Investor Class shares, or close your account and redeem your shares, if the value of your account falls below $1,000,000 (or you hold Institutional Class shares that were acquired prior to May 1, 2014), unless the reduction in value is due solely to market depreciation. The Funds will notify you and allow you at least 30 days to bring your account’s value up to the applicable minimum before converting your shares or closing your account. A redemption of a Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a tax-deferred account. If your shares are converted to Investor Class shares, the conversion will have no effect on the value of your investment in Institutional Class shares of the Funds at the time of conversion. However, the number of shares you own after the conversion may be greater or lower than the number of shares you owned before the conversion, depending on the NAV of the respective share classes.

At the discretion of the Trust’s officers, the initial investment minimums and account size requirements noted for both classes of shares may be waived. A shareholder of one class of a Fund who is, or becomes eligible, for another class of that Fund may elect to convert shares of that class to shares of the other class based on the relative NAVs of shares of each class; however, such a conversion will not be made automatically. A conversion of shares between classes of the same Fund will not be considered as a taxable transaction for federal income tax purposes.

Other Information

Open an Individual Retirement Account (“IRA”) or Other GuideStone Investment Account: Shares of a Fund are available to eligible investors for purchase through IRAs, Roth IRAs and other GuideStone investment accounts. GuideStone Trust Services, an affiliate of GuideStone Financial Resources and of the Adviser, serves as non-bank custodian of the IRAs. Eligible investors may also establish an Investor Class account in the name of a trust established solely by one or more eligible investors and/or an Investor Class account for a minor. Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts may provide special tax advantages. For more details and applications, call GuideStone Funds at 1-888-GS-FUNDS (1-888-473-8637).

Participants in a Participant-Directed Employee Benefit Plan: If you invest in the Funds through a financial intermediary, the minimum investment and account balance requirements will be different than those described above, and you should contact your financial intermediary for this information. The policies and procedures of your financial intermediary, including minimum investments, may be different than those described herein. Your financial intermediary may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.

Transfer of Shares: Shareholders of record of the Institutional Class shares of a Fund may transfer their shares to another person or entity (a) which is otherwise eligible to purchase the Institutional Class shares of a Fund and (b) which is, or will become upon such transfer, a shareholder of record of the Institutional Class shares of the Fund on the books of the transfer agent of the Funds. Shareholders of record of the Investor Class shares may transfer their shares to another person or entity which is, or will become upon such transfer, a shareholder of record of the Investor Class shares of the Fund on the books of the transfer agent of the Funds.

Customer Identification

The Fund (or a shareholder service provider acting on the Fund’s behalf) seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

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Transactions with the Funds

The following transaction procedures do not apply to participant-directed employee benefit plans or accounts held through financial intermediaries. If you own shares of the Funds through one of the participant-directed plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for proper instructions. If you own shares of the Funds through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions.

Method	Open an Account	Add to an Account
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886 Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722	Complete and sign the application. Mail it with your check made payable to GuideStone Funds. Your initial investment must meet the minimum amount.	Send in a check for the appropriate minimum amount (or more). Make your check payable to GuideStone Funds. Always provide your account name and number on the check or include the detachable slip from your confirmation statement.

By Telephone

1-888-GS-FUNDS (1-888-473-8637)

Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). When you call, we may request personal identification and record your call.

	If you already have an account and have authorized telephone transactions, you may call to open an account in another Fund in the Trust. You may direct us to deduct an amount from your previously authorized checking or savings account or to exchange shares from your existing Fund account into another Fund in the Trust, or you may send us a wire. (For exchanges, the names and addresses on the accounts must be identical.) Your initial investment in the new Fund in the Trust must meet the minimum amount.	You may make investments by telephone ($100 per established Fund in the Trust) if you have previously authorized it. Once you call, we will deduct the dollar amount you designate from your previously authorized checking or savings account. If you have implemented asset allocation advice using GuideStone Advisors’ Guided Planning Services®, minimum subsequent purchase requirements do not apply.

By Wire

The Bank of New York Mellon

ABA#: 011001234

DDA#: 0000734306

FBO: Shareholder Name, Fund Number and Account Number

Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.

Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern time for same day processing.

Please call 1-888-GS-FUNDS (1-888-473-8637) for the account number to include on the wire.

You must send a completed application by overnight delivery in advance of the wire to:

GuideStone Funds

(Designate the Fund)

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

Call 1-888-GS-FUNDS (1-888-473-8637) to notify us of the wire. Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern time for same day processing.

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Method	Open an Account	Add to an Account
Online GuideStoneFunds.com Register through our website. You can then establish a personal identification number (“PIN”) on our website that will enable you to make transactions with the Funds online.

If you do not have an existing account, you may open an account through our website or download an application from our website and forward your signed application to:

GuideStone Funds

P.O. Box 9834

Providence, RI 02940-9886

Existing shareholders may open an account in another Fund through our website. You may instruct us to deduct an amount from your previously authorized checking account or to exchange shares from your existing Fund account into another Fund in the Trust. (For exchanges, the names and addresses on the accounts must be identical.) Your initial investment in the new Fund must meet the minimum amount.

You may make additional investments online if you have previously authorized it. Once you place your order through our website, we will deduct the dollar amount you designate from your previously authorized checking or savings account.

Automatic Transaction Plans

For each type of automatic transaction plan, you must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637).

Not applicable.

Automatic Investment Plan:

You may authorize automatic monthly or quarterly investments in a constant dollar amount (a minimum of $100 per established Fund). We will withdraw the designated dollar amount from your checking account on the 5th or 20th day (whichever you designate) of the month beginning in the month you designate. We will invest it into the Fund that you have designated. If the 5th or the 20th of the month does not fall on a business day, we will withdraw the designated dollar amount on the following business day. If you have implemented asset allocation advice using GuideStone Advisors’ Guided Planning Services®, minimum subsequent purchase requirements do not apply.

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The following transaction procedures do not apply to participant-directed employee benefit plans or accounts held through financial intermediaries. If you own shares of the Funds through one of the participant-directed employee benefit plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for proper instructions. If you own shares of the Funds through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions.

Method	Redeem Shares	Exchange Shares
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886 Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722

Send a letter of instruction that includes:

•  The Fund name, your account number, the name of each owner (exactly as they appear on the account) and the dollar amount you wish to redeem.

•  Include all genuine signatures (exactly as they appear on the account) and any documents that may be required (and a medallion signature guarantee, if required). See “Medallion Signature Guarantees.”

Send a letter of instruction that includes:

•  Your account number, the name of each owner (exactly as they appear on the account), the dollar amount you wish to exchange (a minimum of $250 per established Fund) and the new Fund into which the amount is being invested.

•  Include all genuine signatures (exactly as they appear on the account) and any documents that may be required.

By Telephone

1-888-GS-FUNDS (1-888-473-8637) Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). When you call, we may request personal identification and record your call.

You will receive your redemption payment in the form you previously authorized: check, deposit to your bank account or wire transfer (for wire transfers, a $10 fee may be charged).

If you have previously authorized telephone redemptions, you may redeem shares by calling us ($25,000 limit). (IRAs only: You must make all requests for redemptions in writing. Please call 1-888-GS-FUNDS (1-888-473-8637) to request a form.)

If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. If you have previously authorized ACH or wire redemptions, you may still redeem shares during the waiting period.

The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

If you have previously authorized telephone exchanges, you may exchange shares for shares of another Fund in the Trust (a minimum of $250 per established Fund) over the telephone. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

By Wire Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.	You may redeem shares by contacting us by mail or by telephone and instructing us to wire your proceeds to your bank ($10,000 minimum). (Follow the instructions in this table for how to Redeem Shares: By Mail, By Telephone or Online.) Wire redemptions can be made only if you have previously authorized it on an authorization form (including attaching a voided check from the account where proceeds are to be wired), available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). A $10 fee may be charged for wire transfers.	Not applicable.

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Method	Redeem Shares	Exchange Shares
Online GuideStoneFunds.com Register through our website. You can then establish a personal identification number (“PIN”) on our website that will enable you to make transactions with the Funds online.

You may redeem shares through our website. You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.

If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. If you have previously authorized ACH or wire redemptions, you may still redeem shares during the waiting period.

You may exchange shares for shares of another Fund in the Trust (a minimum of $250 per established Fund) through our website. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

Automatic Transaction Plans You must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637).

Systematic Withdrawal Plan:

You may specify a percent of your account or a dollar amount (a minimum of $250 per established Fund) to be withdrawn monthly, quarterly or annually on the 25th of the month beginning on the month you designate. If the 25th does not fall on a business day, we will process the withdrawal on the previous business day. We reserve the right to charge you for each withdrawal. At the time you authorize the withdrawal plan, you must have a minimum account balance of $5,000. You must have all dividends and other distributions reinvested. We will continue the withdrawals until your shares are gone or you cancel the plan. You may cancel or change your plan or redeem all your shares at any time.

You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.

Not Applicable.

164 | GuideStone Funds Prospectus

More Shareholder Information

How Share Price is Calculated

The Northern Trust Company (“Northern Trust”) normally determines the NAV per share of each class of each Fund as of 4:00 p.m. Eastern Time each day the New York Stock Exchange (“NYSE”) is open for business (“Business Day”). The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. The NYSE is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday. The NAV for a Class of shares of a Fund is determined by adding the pro rata portion of the total value of the Fund’s investments, cash and other assets attributable to that Class, deducting the pro rata portion of the Fund’s liabilities attributable to that Class and the liabilities directly attributable to that Class, and then dividing that value by the total number of shares of the Class outstanding. Since NAV for each Fund is calculated separately by Class, and since each Class has its own expenses, the per share NAV of each Fund will vary by Class.

What is the Net Asset Value or “NAV”?

NAV =	Assets – Liabilities Outstanding Shares

Because the Target Date Funds and Asset Allocation Funds invest in shares of various Select Funds, and other investments, which may include other non-affiliated registered investment companies, the price of each of these Fund’s shares is based upon the NAV of those shares of the underlying investments. In turn, the NAV per share of each underlying investment is based upon the values of the obligations, stocks and other investments held by the underlying investment. Therefore, the price of a Target Date Fund’s and an Asset Allocation Fund’s share will fluctuate in relation to its asset allocation among the underlying investments and the value of the portfolio investments of the underlying investments.

Each Fund, except the Money Market Fund, generally values its assets based upon official closing prices, market quotations or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Assets that are denominated in foreign currencies are valued daily in U.S. dollars at the current foreign currency exchange rates. In certain cases, events that occur after certain markets have closed may render prices unreliable. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. When a Fund believes a market price does not reflect a security’s true value, the Fund may substitute a fair value estimate through procedures established by, or under the direction of, the Board of Trustees. A Fund may also use these procedures to value securities that do not have a readily available current market value. Using fair value methods to price securities may result in a value that is different from the prices used by other mutual funds to calculate their NAVs. Each Fund is subject to the risk that it has valued certain of its securities at a higher price than it can sell them.

Northern Trust prices at amortized cost all instruments held by the Money Market Fund.

The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Defensive Market Strategies Fund, Global Real Estate Securities Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund may include portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The NAV for shares of the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Defensive Market Strategies Fund, Global Real Estate Securities Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund (as well as the Target Date Funds and Asset Allocation Funds which invest in these Funds) may change on days when an investor will not be able to purchase or redeem shares.

Investments by the Select Funds in other open-end management investment companies are valued based upon the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

GuideStone Funds Prospectus | 165

Purchase of Shares

Fund shares are sold at NAV without a front-end sales load or a back-end sales load. Orders for the purchase of shares received in good order and accepted by the transfer agent or other authorized intermediary as of the close of regular trading on any Business Day will be executed the day they are received by either the transfer agent or other authorized intermediary, at the day’s closing share price for the applicable Fund(s), provided that (1) the transfer agent receives payment as of the close of regular trading on the same Business Day; or (2) the requests are placed by a financial intermediary that has entered into a servicing agreement and payment in federal or other immediately available funds is received by the transfer agent by the close of the same Business Day or on the next Business Day, depending on the terms of the servicing agreement. Purchase requests received in good order by the transfer agent or other authorized intermediary on a non-Business Day or after the close of regular trading on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted previously. A fee may be assessed if you transact through a financial intermediary, broker or agent.

Your purchase will be made in full and fractional shares calculated to three decimal places. Certificates for shares are not issued. If your purchase order fails to designate a Fund, the purchase will be invested in the Money Market Fund.

The Funds reserve the right to suspend the offering of shares or to limit or reject any purchase or exchange order at any time, without notice. The Funds also reserve the right to waive or change investment minimums at any time, without notice. The Funds also reserve the right to redeem shares in any account and return the proceeds to the investor. These actions may be taken when, in the sole discretion of the Funds’ management, they are deemed to be in the best interest of the Funds. The Funds will not accept any third party or foreign checks.

Redemption of Shares

Requests for the redemption of some or all of your shares received in good order by the transfer agent or other authorized intermediary as of the close of regular trading on any Business Day will be executed the day they are received by either the transfer agent or other authorized intermediary, at the day’s closing share price for the applicable Fund(s). Redemption requests received in good order by the transfer agent or other authorized intermediary on a non-Business Day or after the close of regular trading on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted previously. A fee may be assessed if you transact through a financial intermediary, broker or agent.

A redemption of a Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a tax-deferred account, such as an IRA or an employee benefits plan (“Tax-Deferred Account”). (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

Redemption proceeds will ordinarily be sent on the next Business Day, but a Fund may take up to seven days to make payment. The Funds typically expect to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. In stressed market conditions and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in kind. A Fund may stop selling its shares and postpone redemption payments at times when the NYSE is closed or has restricted trading or the SEC has determined an emergency condition exists. The Money Market Fund may also suspend redemptions to facilitate orderly liquidation of the Fund pursuant to Rule 22e-3 under the 1940 Act. Redemption proceeds will only be sent in the form that you previously authorized. If you have authorized payment by check, the check will be sent to the shareholder and address of record.

Checkwriting Option

If you own Investor Class shares of the Money Market Fund in a GuideStone investment account, you may draw money from your Money Market Fund account by writing a check of $250 or more. You must complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). Before writing a check from your personal investment account, you should verify the balance in your Money Market Fund account to ensure there are adequate funds to cover the amount of the check. You may not write a check to close your account. Charges will be imposed for stop payment orders and returned checks. An appropriate amount of shares will be redeemed from your Money Market Fund account to pay for these charges.

166 | GuideStone Funds Prospectus

Checkwriting privileges are not available for Institutional Class accounts, IRAs, plan accounts, TSAs or other Tax-Deferred Accounts. Checkwriting privileges would result in significant, negative federal income tax consequences to a shareholder in a Tax-Deferred Account.

Request In Good Order

All purchase, exchange and redemption requests must be received by the Funds or their transfer agent in good order. Requests in good order must include the following documents: (1) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (2) any required medallion signature guarantees (see the section entitled “Medallion Signature Guarantees”); and (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships and other legal entities. You may call 1-888-GS-FUNDS (1-888-473-8637) for further details.

Written redemption requests also must include the Fund name, your account number and the dollar amount of the transaction. Purchase orders are not in good order until the Funds’ transfer agent has received payment in federal funds.

If you are investing through a plan, your employer, plan administrator or GuideStone Financial Resources, each has their own procedures for transmitting transaction orders and payments to the Funds’ transfer agent on a timely basis and in good order. These procedures may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.

Medallion Signature Guarantees

To protect shareholder accounts, the Funds and the transfer agent from fraud, medallion signature guarantees are required in certain cases. This enables the Funds to verify the identity of the person who has authorized a redemption from an account. A medallion signature guarantee will be required for any of the following:

For IRA and GuideStone Investment Accounts:

•	Any written redemption request for $50,000 or more.

•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.

•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type).

For Institutional Class Accounts:

•	Any written redemption request for $250,000 or more.

•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.

•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type).

A notary public does not qualify as a medallion signature guarantee. You may obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other participating financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. You may call 1-888-GS-FUNDS (1-888-473-8637) for further details.

The Adviser reserves the right to waive the medallion signature guarantee requirement, provided it has obtained sufficient evidence to grant the waiver.

GuideStone Funds Prospectus | 167

Redeeming Recently Purchased Shares

If you are redeeming shares that you recently purchased by check, the Funds may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after your check is received. To avoid this delay, pay for your shares by federal funds wire transfer.

Right to Redeem in Kind

The Funds reserve the right to pay part or all of your redemption proceeds in securities rather than cash. If payment is made in securities, you may incur brokerage commissions if you elect to sell the securities for cash.

Account Statements

Each shareholder’s transactions in Fund shares will be reflected in a quarterly statement, except organizations that directly invest in an Institutional Class Account shares which receive monthly statements. If your Fund shares are held by a nominee or plan, the nominee or plan decides whether the statement will be sent to you.

Exchanging Shares

What is an exchange?

An exchange of shares of one Fund for shares of another Fund of the Trust is really two transactions — a sale of shares of one Fund and the purchase of shares of another Fund. In general, the same policies that apply to purchases and sales apply to exchanges. Exchanges also have the same tax consequences as ordinary sales.

An exchange of a Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a Tax-Deferred Account, such as a plan account or an IRA. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

If you invest through a plan, you may exchange shares of one Fund for shares in one or more of the other Funds provided exchanges are permitted under the plan. Contact your employer, plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for more information.

If you invest in shares of a Fund through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions to conduct an exchange. A fee may be assessed if you transact through a financial intermediary, broker or agent.

Market Timing

The purchase, exchange and redemption of Fund shares in an effort to profit from anticipated short-term market movements (“market timing”) may disrupt portfolio investment strategies and affect costs and performance for other shareholders, including long-term shareholders. To discourage market timing and abusive trading practices by Fund shareholders, the Board of Trustees has adopted policies and has approved procedures for implementing those policies. If you invested in shares of the Funds through a financial intermediary, the market timing policy for that financial intermediary may differ. Please contact your salesperson or financial intermediary for more information on their market timing policy.

These procedures reflect criteria that have been developed to identify market timing and that are applied for monitoring transactions in Fund shares. If the Trust identifies what it believes to be market timing, it may warn the shareholder involved, reject or restrict a purchase or exchange order and/or prohibit that shareholder from making further purchases or exchanges of a specific Fund’s shares. The Trust may modify its procedures for implementing its market timing policy and/or the monitoring criteria at any time without prior notice. There can be no assurance that the Trust’s policies will eliminate all market timing activity in the Funds.

Although the Trust makes efforts to monitor for market timing, the ability of the Trust to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts.

168 | GuideStone Funds Prospectus

Telephone and Online Transaction

The Funds reserve the right to refuse a telephone redemption or online redemption request if the requester is unable to provide information, such as the: 1) account number; 2) name and address exactly as registered with us; or 3) the primary social security or other taxpayer identification number.

We are not responsible for any account losses due to fraud, so long as we have taken reasonable steps to verify the identity of the person making a telephone or online request. If you are invested other than through a plan, your account will automatically have certain telephone privileges. If you are an eligible foundation or you invest through an IRA or personal investment account, your account will automatically have certain telephone privileges. If you wish to remove the telephone redemption or online redemption option from your account, please notify us in writing. If you are redeeming shares you hold through a plan or foundation, you may not have telephone or online privileges; contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for information about how to redeem your shares.

The Funds reserve the right to terminate or limit the telephone or online redemption privilege at any time, without prior notice. If you experience difficulty reaching us by telephone or through our website, during periods of unusual market activity, contact us by regular or express mail.

Duplicate Mailing to Same Household

We try to eliminate duplicate mailings to the same household. If two Fund shareholders, excluding shareholders invested through a plan, have the same last name and address, we send just one shareholder report, instead of two. If you prefer separate reports, notify us by mail or telephone.

Distributions

What is net investment income?

Net investment income generally consists of interest and dividends a Fund earns on its investments less accrued expenses.

Each of the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund and Global Bond Fund declares and pays dividends from its net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Defensive Market Strategies Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from its net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Asset Allocation Funds) declares and pays dividends from its net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. It is expected that the distributions of the Money Market Fund and Low-Duration Bond Fund will consist primarily of ordinary income.

Distributions are payable to shareholders of record at the time they are declared. Shareholders of record include holders of shares being purchased, but exclude holders of shares being redeemed, on the record date. Your distributions will automatically be reinvested in additional Fund shares, unless you elect to receive your distributions in cash. You may not elect cash distributions for a Plan account or IRA.

Financial Intermediaries

On behalf of the Trust, certain institutions acting as financial intermediaries may be authorized to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved on behalf of the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the transfer agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the transfer agent within such time periods, the authorized intermediary may be liable for fees and losses and the transactions may be cancelled. For these and other support services, a fee may be received. For more information, see the section entitled “Shareholder Servicing Arrangements” in this Prospectus.

GuideStone Funds Prospectus | 169

The Adviser also may provide compensation to certain dealers and other financial intermediaries, including affiliates of the Adviser, for marketing and distribution in connection with the Trust. The Adviser or its affiliates may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Adviser (after adjustments). The additional compensation and payments will be paid by the Adviser or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in their SAI and on the Funds’ website at GuideStoneFunds.com.

Taxes

This section only summarizes some important federal income tax considerations that may affect your investment in a Fund. If you invest in a Fund through a Tax-Deferred Account, special tax rules apply. You are urged to consult your tax adviser regarding the effects of an investment in a Fund on your tax situation.

Federal Income Tax. As long as a Fund meets the requirements for being treated as a “regulated investment company” under the Code, which each Fund intends to continue to do, it pays no federal income tax on the net earnings and net realized gains it distributes to its shareholders. Each Fund will notify you following the end of each calendar year of the amount of dividends and other distributions paid to you that year.

Dividends from net investment income and distributions from the excess of net short-term capital gain over net long-term capital loss that you receive from a Fund generally are taxable to you as ordinary income, whether reinvested in additional Fund shares or received in cash, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) and reported by the Fund as such generally will be subject to federal income tax for individual and certain other non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain (defined below) — a maximum of 15% (20% for a single shareholder with taxable income exceeding $418,400 or $470,700 for married persons filing jointly, which amounts apply for 2017 and will be adjusted for inflation annually thereafter). A Fund’s distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), whether reinvested in additional Fund shares or received in cash, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares.

Unless you invest through a Tax-Deferred Account, you should be aware that if you purchase Fund shares shortly before the record date for any dividend or other distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

A redemption or exchange of your Fund shares is a taxable event for you. Depending on the redemption price of the shares you redeem or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions. The exception, once again, is a Tax-Deferred Account. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

170 | GuideStone Funds Prospectus

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include dividends and other distributions a Fund pays and gains recognized from the redemption or exchange of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

Basis Reporting and Election. The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders basis and holding period information for redeemed Fund shares (including those redeemed as part of an exchange) purchased on or after January 1, 2012 (“Covered Shares”). The Funds will permit shareholders to elect from among several IRS-accepted basis determination methods, including average basis. In the absence of an election by a shareholder, a Fund will use the average basis method with respect to that shareholder’s Covered Shares. The basis determination method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting rules apply to them.

State and Local Income Taxes. You should consult a tax adviser concerning state and local tax laws, which may produce different consequences from those under the federal income tax law.

Additional Information

The Board of Trustees oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, transfer agent and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Funds that you should consider in deciding whether to purchase Fund shares. Neither this Prospectus nor the Statement of Information is intended, nor should be read, to be or create an arrangement or contract between the Trust or a Fund and any investor, or to create any rights in a shareholder or other person other than any rights under federal or state law that may not be waived.

GuideStone Funds Prospectus | 171

Shareholder Servicing Arrangements

Shares of the Funds are sold without a front-end sales load or a back-end sales load on a continuous basis by Foreside Funds Distributors LLC, located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312 (the “Underwriter”). The Board of Trustees has adopted a separate Shareholder Service Plan for the Investor Class (“Service Plan”).

Under its Service Plan, the Investor Class is authorized to pay shareholder servicing and recordkeeping fees of 0.25% of average daily net assets. Shareholder servicing and recordkeeping fees are paid to parties that provide services for, and maintain records for, shareholder accounts.

Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

What are service fees?

Service fees are deducted from fund assets to pay for recordkeeping and other services in connection with maintaining shareholder accounts.

172 | GuideStone Funds Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Institutional Class and Investor Class of each Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. This information for the Fiscal Years or periods ended December 31, 2012, 2013, 2014, 2015 and 2016 has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)		Expenses, Gross(2)(4)		Investment Income, Net (1)(3)		Portfolio Turnover Rate
MyDestination 2005 Fund
Investor Class
2016	$9.71	$0.14	#	$0.08	$0.27	$(0.11)	$(0.09)	$10.00	5.07%	$108,636	0.40	%(5)	0.57	%(5)	1.39	%(5)	12%
2015	10.54	0.13	#	0.21	(0.52)	(0.11)	(0.54)	9.71	(1.63)	96,092	0.30		0.41		1.20		110	(6)
2014	10.70	0.13	#	0.21	(0.06)	(0.19)	(0.25)	10.54	2.54	92,222	0.20		0.24		1.22		9
2013	10.25	0.09	#	0.25	0.29	(0.18)	—	10.70	6.18	84,817	0.20		0.25		0.87		27
2012	9.60	0.13	#	0.18	0.55	(0.21)	—	10.25	8.92	80,582	0.20		0.27		1.24		8
MyDestination 2015 Fund
Investor Class
2016	$9.19	$0.16	#	$0.13	$0.35	$(0.11)	$(0.18)	$9.54	6.99%	$535,401	0.35%		0.40%		1.65%		16%
2015	10.84	0.15	#	0.36	(0.74)	(0.14)	(1.28)	9.19	(2.06)	479,512	0.28		0.31		1.41		108	(6)
2014	10.97	0.15	#	0.35	(0.07)	(0.22)	(0.34)	10.84	3.92	480,325	0.14		0.14		1.29		6
2013	10.21	0.12	#	0.44	0.49	(0.28)	(0.01)	10.97	10.35	440,481	0.14		0.14		1.10		15
2012	9.37	0.15	#	0.22	0.70	(0.23)	—	10.21	11.46	352,576	0.15		0.15		1.47		2
MyDestination 2025 Fund
Investor Class
2016	$8.88	$0.16	#	$0.16	$0.39	$(0.09)	$(0.22)	$9.28	8.01%	$855,171	0.35%		0.39%		1.70%		17%
2015	10.66	0.16	#	0.49	(0.97)	(0.13)	(1.33)	8.88	(2.91)	707,698	0.28		0.31		1.46		110	(6)
2014	10.80	0.14	#	0.46	(0.18)	(0.22)	(0.34)	10.66	3.88	658,695	0.14		0.14		1.23		3
2013	9.84	0.13	#	0.57	0.78	(0.27)	(0.25)	10.80	15.15	545,652	0.14		0.14		1.19		16
2012	8.81	0.14	#	0.22	0.86	(0.19)	—	9.84	13.90	375,238	0.15		0.15		1.51		2

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	Includes non-routine extraordinary expenses amounting to 0.05% of average net assets. See Note 13 in Notes to Financial Statements.
(6)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

GuideStone Funds Prospectus | 173

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
MyDestination 2035 Fund
Investor Class
2016	$8.36	$0.14	#	$0.15	$0.42	$(0.07)	$(0.28)	$8.72	8.38%	$479,051	0.35%	0.40%	1.65%	16%
2015	10.49	0.15	#	0.62	(1.24)	(0.12)	(1.54)	8.36	(4.30)	391,279	0.28	0.32	1.41	120	(5)
2014	10.79	0.12	#	0.51	(0.34)	(0.19)	(0.40)	10.49	2.70	358,812	0.15	0.15	1.10	5
2013	9.40	0.11	#	0.64	1.26	(0.22)	(0.40)	10.79	21.41	291,874	0.19	0.16	1.05	17
2012	8.22	0.11	#	0.21	1.02	(0.11)	(0.05)	9.40	16.30	188,242	0.20	0.18	1.23	1
MyDestination 2045 Fund
Investor Class
2016	$7.95	$0.12	#	$0.15	$0.41	$(0.04)	$(0.30)	$8.29	8.45%	$354,271	0.35%	0.41%	1.50%	16%
2015	10.00	0.12	#	0.66	(1.25)	(0.09)	(1.49)	7.95	(4.46)	281,718	0.29	0.34	1.22	124	(5)
2014	10.37	0.10	#	0.53	(0.40)	(0.17)	(0.43)	10.00	2.23	253,395	0.20	0.17	0.92	4
2013	9.14	0.10	#	0.68	1.35	(0.21)	(0.69)	10.37	23.44	212,102	0.20	0.18	0.94	18
2012	7.96	0.10	#	0.21	1.01	(0.09)	(0.05)	9.14	16.60	135,196	0.20	0.21	1.14	1
MyDestination 2055 Fund
Investor Class
2016	$11.05	$0.18	#	$0.23	$0.57	$(0.13)	$(0.34)	$11.56	8.81%	$62,973	0.35%	0.65%	1.62%	27%
2015	12.60	0.16	#	0.93	(1.66)	(0.13)	(0.85)	11.05	(4.48)	38,465	0.30	0.65	1.29	124	(5)
2014	12.95	0.14	#	0.77	(0.62)	(0.21)	(0.43)	12.60	2.25	27,813	0.20	0.62	1.02	5
2013	11.20	0.13	#	1.02	1.47	(0.26)	(0.61)	12.95	23.44	16,383	0.20	1.01	1.05	30
2012*	10.00	0.13	#	0.30	0.98	(0.10)	(0.11)	11.20	14.18	6,316	0.20	2.31	1.24	18

#	Calculated using the average shares outstanding method.
*	Inception date was January 1, 2012.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

174 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
Conservative Allocation Fund
Institutional Class
2016	$10.62	$0.18	#	$0.10	$0.25	$(0.13)	$(0.14)	$10.88	5.07%	$75,333	0.14%	0.15%	1.61%	5%
2015(5)	11.51	0.05	#	0.22	(0.39)	(0.12)	(0.65)	10.62	(0.99)	70,895	0.18	0.20	4.36	92	(6)
Investor Class
2016	$10.62	$0.15	#	$0.10	$0.26	$(0.11)	$(0.14)	$10.88	4.82%	$306,300	0.39%	0.42%	1.36%	5%
2015	11.59	0.14	#	0.26	(0.60)	(0.12)	(0.65)	10.62	(1.69)	294,997	0.27	0.33	1.22	92	(6)
2014	11.84	0.14	#	0.19	(0.17)	(0.19)	(0.22)	11.59	1.40	311,438	0.12	0.16	1.17	20
2013	12.27	0.11	#	0.21	0.12	(0.17)	(0.70)	11.84	3.67	319,213	0.12	0.16	0.85	12
2012	11.70	0.16	#	0.16	0.50	(0.22)	(0.03)	12.27	7.02	327,321	0.12	0.16	1.29	3
Balanced Allocation Fund
Institutional Class
2016	$10.70	$0.22	#	$0.17	$0.39	$(0.08)	$(0.31)	$11.09	7.27%	$326,164	0.11%	0.13%	1.97%	4%
2015(5)	12.67	0.09	#	0.45	(0.77)	(0.16)	(1.58)	10.70	(1.73)	332,327	0.12	0.14	7.28	95	(6)
Investor Class
2016	$10.70	$0.19	#	$0.17	$0.39	$(0.05)	$(0.31)	$11.09	7.00%	$1,156,865	0.37%	0.38%	1.71%	4%
2015	12.89	0.20	#	0.53	(1.18)	(0.16)	(1.58)	10.70	(3.43)	1,191,878	0.28	0.30	1.56	95	(6)
2014	13.14	0.19	#	0.36	(0.09)	(0.27)	(0.44)	12.89	3.53	1,291,859	0.12	0.13	1.38	3
2013	12.73	0.16	#	0.44	0.68	(0.28)	(0.59)	13.14	10.08	1,288,529	0.12	0.13	1.23	27
2012	11.77	0.19	#	0.22	0.97	(0.27)	(0.15)	12.73	11.79	1,204,869	0.12	0.13	1.54	3

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

GuideStone Funds Prospectus | 175

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
Growth Allocation Fund
Institutional Class
2016	$10.83	$0.19	#	$0.21	$0.40	$(0.10)	$(0.56)	$10.97	7.34%	$244,873	0.12%	0.13%	1.72%	4%
2015(5)	13.23	0.11	#	0.76	(1.20)	(0.14)	(1.93)	10.83	(2.36)	247,746	0.14	0.14	8.37	97	(6)
Investor Class
2016	$10.83	$0.16	#	$0.21	$0.40	$(0.07)	$(0.56)	$10.97	7.08%	$842,779	0.38%	0.39%	1.46%	4%
2015	13.43	0.17	#	0.90	(1.61)	(0.13)	(1.93)	10.83	(3.83)	867,203	0.29	0.30	1.26	97	(6)
2014	14.00	0.15	#	0.54	(0.28)	(0.25)	(0.73)	13.43	2.93	952,103	0.12	0.13	1.07	4
2013	13.04	0.15	#	0.67	1.57	(0.27)	(1.16)	14.00	18.49	963,902	0.12	0.13	1.03	22
2012	11.60	0.15	#	0.26	1.30	(0.17)	(0.10)	13.04	14.84	853,233	0.12	0.13	1.17	2
Aggressive Allocation Fund
Institutional Class
2016	$10.77	$0.14	#	$0.27	$0.30	$—	$(1.00)	$10.48	6.55%	$166,293	0.13%	0.13%	1.28%	2%
2015(5)	14.13	0.12	#	1.10	(1.67)	(0.09)	(2.82)	10.77	(2.85)	169,302	0.15	0.15	8.75	103	(6)
Investor Class
2016	$10.77	$0.10	#	$0.26	$0.33	$—	$(1.00)	$10.46	6.38%	$708,104	0.39%	0.39%	0.96%	2%
2015	14.06	0.12	#	1.32	(1.82)	(0.09)	(2.82)	10.77	(2.39)	797,043	0.29	0.30	0.85	103	(6)
2014	14.82	0.12	#	0.80	(0.41)	(0.23)	(1.04)	14.06	3.38	869,726	0.12	0.13	0.79	4
2013	12.46	0.11	#	0.90	2.39	(0.29)	(0.75)	14.82	27.41	879,563	0.12	0.13	0.77	12
2012	10.89	0.11	#	0.26	1.50	(0.11)	(0.19)	12.46	17.19	726,665	0.12	0.13	0.91	5

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

176 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

										Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2016	$1.00	$—	†#	$—	†	$— †	$— †	$1.00	0.28%	$251,639	0.17%	0.18%	0.27%	N/A
2015	1.00	—	†#	—	†	— †	— †	1.00	0.08	245,882	0.17	0.18	0.08	N/A
2014	1.00	—	†#	—	†	— †	— †	1.00	0.02	121,624	0.18	0.19	0.01	N/A
2013(3)	1.00	—	†#	—	†	— †	— †	1.00	0.04	106,060	0.18	0.20	0.04	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.10	106,664	0.18	0.20	0.10	N/A
Investor Class
2016	$1.00	$—	†#	$—	†	$— †	$— †	$1.00	0.04%	$950,663	0.41%	0.42%	0.03%	N/A
2015	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,041,421	0.24	0.43	0.01	N/A
2014	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,163,495	0.19	0.44	0.01	N/A
2013(3)	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,262,938	0.21	0.44	0.01	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.01	1,131,756	0.27	0.44	0.01	N/A

Low-Duration Bond Fund
Institutional Class(4)
2016	$13.30	$0.19	#	$0.05	(5)	$(0.20)	$—	$13.34	1.74%	$585,590	0.37%	0.38%	1.46%	398%
2015	13.41	0.21	#	(0.10	)(5)	(0.22)	—	13.30	0.79	617,698	0.37	0.38	1.52	746
2014	13.57	0.14	#	0.02	(5)	(0.30)	(0.02)	13.41	1.16	141,461	0.36	0.42	1.06	529
2013(6)	13.84	0.17	#	(0.17	)(5)	(0.25)	(0.02)	13.57	0.02	136,966	0.36	0.42	1.26	202
2012	13.65	0.24	#	0.35	(5)	(0.35)	(0.05)	13.84	4.35	135,526	0.36	0.41	1.68	228
Investor Class
2016	$13.27	$0.16	#	$0.03	(5)	$(0.12)	$—	$13.34	1.47%	$280,701	0.64%	0.65%	1.18%	398%
2015	13.31	0.16	#	(0.09	)(5)	(0.11)	—	13.27	0.49	242,325	0.60	0.65	1.17	746
2014	13.35	0.11	#	0.02	(5)	(0.16)	(0.01)	13.31	0.97	704,878	0.57	0.66	0.85	529
2013(6)	13.52	0.14	#	(0.16	)(5)	(0.14)	(0.01)	13.35	(0.20)	701,299	0.57	0.66	1.04	202
2012	13.20	0.20	#	0.35	(5)	(0.20)	(0.03)	13.52	4.15	678,099	0.57	0.65	1.47	228

Medium-Duration Bond Fund
Institutional Class(4)
2016	$14.44	$0.37	#	$0.08	(5)	$(0.39)	$(0.04)	$14.46	3.21%	$815,430	0.45%	0.46%	2.50%	337%
2015	15.18	0.37	#	(0.35	)(5)	(0.54)	(0.22)	14.44	0.03	706,760	0.45	0.47	2.46	346
2014	15.01	0.33	#	0.56	(5)	(0.63)	(0.09)	15.18	6.03	239,389	0.48	0.52	2.14	408
2013(7)	15.90	0.35	#	(0.63	)(5)	(0.59)	(0.02)	15.01	(1.90)	227,172	0.48	0.52	2.21	409
2012	15.72	0.37	#	0.85	(5)	(0.61)	(0.43)	15.90	7.93	251,565	0.48	0.51	2.32	570
Investor Class
2016	$14.31	$0.33	#	$0.08	(5)	$(0.22)	$(0.04)	$14.46	2.88%	$215,783	0.72%	0.73%	2.24%	337%
2015	14.65	0.28	#	(0.31	)(5)	(0.21)	(0.10)	14.31	(0.22)	187,863	0.66	0.75	1.92	346
2014	14.14	0.29	#	0.53	(5)	(0.27)	(0.04)	14.65	5.82	669,537	0.63	0.77	1.98	408
2013(7)	14.68	0.30	#	(0.59	)(5)	(0.24)	(0.01)	14.14	(1.98)	582,451	0.63	0.77	2.06	409
2012	14.07	0.32	#	0.75	(5)	(0.26)	(0.20)	14.68	7.68	620,945	0.63	0.75	2.18	570

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share, Total Return or the Ratio of Net Investment Income to Average Net Assets for Institutional Class and Investor Class.
(4)	All per share amounts and net asset values have been adjusted as a result of the reverse stock split effected on October 14, 2016. (See Note 1 in Notes to Financial Statements).
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(6)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.07%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.

GuideStone Funds Prospectus | 177

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

										Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Extended-Duration Bond Fund
Institutional Class(3)
2016	$17.37	$0.70	#	$0.63	(4)	$(0.98)	$(0.82)	$16.90	7.65%	$115,558	0.56%	0.57%	3.81%	50%
2015	21.26	0.78	#	(1.74	)(4)	(1.42)	(1.51)	17.37	(5.01)	148,920	0.60	0.60	4.09	42
2014	21.85	0.96	#	2.70	(4)	(2.42)	(1.83)	21.26	17.47	56,216	0.56	0.57	4.19	48
2013(5)	29.08	1.23	#	(2.65	)(4)	(2.88)	(2.93)	21.85	(5.10)	51,959	0.55	0.55	4.61	37
2012	29.62	1.42	#	2.93	(4)	(2.97)	(1.92)	29.08	15.41	86,268	0.52	0.53	4.68	27
Investor Class
2016	$16.76	$0.64	#	$0.56	(4)	$(0.34)	$(0.72)	$16.90	7.23%	$119,443	0.84%	0.85%	3.51%	50%
2015	18.30	0.66	#	(1.60	)(4)	(0.27)	(0.33)	16.76	(5.30)	106,918	0.82	0.85	3.65	42
2014	16.39	0.71	#	2.10	(4)	(0.50)	(0.40)	18.30	17.32	245,417	0.75	0.83	3.99	48
2013(5)	18.58	0.78	#	(1.74	)(4)	(0.59)	(0.64)	16.39	(5.24)	218,822	0.75	0.80	4.40	37
2012	17.08	0.81	#	1.72	(4)	(0.61)	(0.42)	18.58	15.06	384,705	0.75	0.78	4.45	27

Global Bond Fund
Institutional Class
2016	$9.08	$0.45	#	$0.56	(4)	$(0.41)	$—	$9.68	11.24%	$338,475	0.59%	0.60%	4.73%	28%
2015(6)	10.09	0.27	#	(1.02	)(4)	(0.26)	—	9.08	(7.54)	311,374	0.59	0.62	4.15	30
Investor Class
2016	$9.08	$0.42	#	$0.56	(4)	$(0.38)	$—	$9.68	10.91%	$89,412	0.88%	0.89%	4.42%	28%
2015	10.03	0.33	#	(0.92	)(4)	(0.36)	—	9.08	(6.00)	78,636	0.82	0.84	3.35	30
2014	10.09	0.37	#	(0.07	)(4)	(0.36)	—	10.03	2.90	401,321	0.79	0.82	3.64	57
2013(7)	10.38	0.39	#	(0.36	)(4)	(0.32)	—	10.09	0.30	357,842	0.80	0.83	3.77	101
2012	9.73	0.45	#	0.74	(4)	(0.54)	—	10.38	12.52	232,856	0.83	0.86	4.41	64

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	All per share amounts and net asset values have been adjusted as a result of the reverse stock split effected on October 14, 2016. (See Note 1 in Notes to Financial Statements).
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.
(6)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01, Total Return by 0.10%, and the Ratio of Net Investment Income to Average Net Assets by 0.02%.

178 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)		Investment Income, Net(1)	Portfolio Turnover Rate
Defensive Market Strategies Fund
Institutional Class
2016	$11.21	$0.17	#	$1.15	(3)	$(0.16)	$(0.47)	$11.90	11.80%	$547,132	0.69%		0.70%		1.42%	78%
2015	11.61	0.17	#	0.11	(3)	(0.17)	(0.51)	11.21	2.43	443,499	0.72	(4)	0.73		1.46	55
2014	11.43	0.15	#	1.05	(3)	(0.15)	(0.87)	11.61	10.55	98,903	0.88	(4)(5)	0.83	(5)	1.24	102
2013(6)	10.61	0.14	#	1.80	(3)	(0.15)	(0.97)	11.43	18.47	89,430	1.10	(4)(5)	1.13	(5)	1.25	208
2012	10.20	0.18	#	0.73	(3)	(0.18)	(0.32)	10.61	8.93	85,347	1.04	(5)	1.12	(5)	1.67	304
Investor Class
2016	$11.22	$0.14	#	$1.15	(3)	$(0.13)	$(0.47)	$11.91	11.53%	$276,104	0.97%		0.98%		1.15%	78%
2015	11.60	0.13	#	0.12	(3)	(0.12)	(0.51)	11.22	2.16	167,117	0.99	(4)	1.00		1.12	55
2014	11.42	0.12	#	1.06	(3)	(0.13)	(0.87)	11.60	10.35	476,129	1.09	(4)(5)	1.07	(5)	1.03	102
2013(6)	10.60	0.12	#	1.79	(3)	(0.12)	(0.97)	11.42	18.22	395,277	1.36	(4)(5)	1.38	(5)	0.99	208
2012	10.20	0.15	#	0.72	(3)	(0.15)	(0.32)	10.60	8.57	314,638	1.30	(5)	1.37	(5)	1.42	304
Equity Index Fund
Institutional Class(7)
2016	$22.81	$0.46	#	$2.27	(3)	$(0.56)	$(0.30)	$24.68	12.16%	$355,404	0.15%		0.16%		1.97%	3%
2015	23.99	0.48	#	(0.26	)(3)	(0.61)	(0.79)	22.81	0.92	276,599	0.17		0.18		1.94	6
2014	22.48	0.40	#	2.62	(3)	(0.74)	(0.77)	23.99	13.54	95,134	0.22		0.22		1.72	5
2013(8)	18.12	0.37	#	5.34	(3)	(0.69)	(0.66)	22.48	32.04	66,378	0.23		0.24		1.81	4
2012	16.65	0.34	#	2.27	(3)	(0.66)	(0.48)	18.12	15.92	47,071	0.23		0.24		1.95	3
Investor Class
2016	$22.58	$0.39	#	$2.27	(3)	$(0.29)	$(0.25)	$24.70	11.84%	$386,796	0.42%		0.42%		1.70%	3%
2015	22.90	0.37	#	(0.21	)(3)	(0.18)	(0.30)	22.58	0.70	332,005	0.41		0.44		1.62	6
2014	20.69	0.34	#	2.40	(3)	(0.24)	(0.29)	22.90	13.31	334,833	0.38		0.48		1.56	5
2013(8)	16.07	0.31	#	4.79	(3)	(0.23)	(0.25)	20.69	31.95	289,937	0.38		0.48		1.66	4
2012	14.24	0.28	#	1.95	(3)	(0.22)	(0.18)	16.07	15.76	208,192	0.38		0.49		1.79	3

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the Defensive Market Strategies Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00%, 0.01% and 0.00% for the years 2013, 2014 and 2015.
(5)	The ratio for the Defensive Market Strategies Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.05%, 0.11% and 0.02% for the years 2012, 2013 and 2014.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.01% and 0.00% for Institutional Class and Investor Class, respectively.
(7)	All per share amounts and net asset values have been adjusted as a result of the reverse stock split effected on October 14, 2016. (See Note 1 in Notes to Financial Statements).
(8)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

GuideStone Funds Prospectus | 179

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Value Equity Fund
Institutional Class(3)
2016	$19.75	$0.41	#	$2.30	(4)	$(0.46)	$(0.82)	$21.18	14.11%	$920,433	0.59	%(5)	0.60%	2.05%	36%
2015	23.56	0.39	#	(1.20	)(4)	(0.44)	(2.56)	19.75	(3.44)	917,208	0.61	(5)	0.62	1.73	32
2014	25.88	0.37	#	2.46	(4)	(0.65)	(4.50)	23.56	10.91	273,359	0.65	(5)	0.67	1.40	41
2013(6)	20.89	0.39	#	6.90	(4)	(0.89)	(1.41)	25.88	35.52	253,988	0.66	(5)	0.67	1.61	45
2012	18.38	0.39	#	2.77	(4)	(0.65)	—	20.89	17.47	215,512	0.67	(5)	0.68	1.90	27
Investor Class
2016	$19.46	$0.35	#	$2.33	(4)	$(0.26)	(0.68)	$21.20	13.84%	$370,589	0.86	%(5)	0.87%	1.78%	36%
2015	21.31	0.27	#	(1.06	)(4)	(0.08)	(0.98)	19.46	(3.70)	324,440	0.89	(5)	0.89	1.26	32
2014	21.00	0.25	#	1.97	(4)	(0.19)	(1.72)	21.31	10.61	1,141,998	0.90	(5)	0.91	1.16	41
2013(6)	16.18	0.26	#	5.39	(4)	(0.29)	(0.54)	21.00	35.22	1,089,026	0.90	(5)	0.91	1.36	45
2012	14.00	0.25	#	2.14	(4)	(0.21)	—	16.18	17.20	933,110	0.92	(5)	0.92	1.66	27
Growth Equity Fund
Institutional Class(3)
2016	$22.25	$—	†#	$(0.22	)(4)	$—	$(0.95)	$21.08	(0.98)%	$890,530	0.75	%(7)	0.76%	0.01%	24%
2015	25.80	0.02	#	1.38	(4)	—	(4.95)	22.25	5.67	932,232	0.77	(7)	0.78	0.09	79
2014	28.49	(0.05	)#	2.92	(4)	—	(5.56)	25.80	10.12	244,281	0.85	(7)	0.87	(0.12)	54
2013(8)	28.47	—	†#	9.62	(4)	—	(9.60)	28.49	34.83	227,934	0.84	(7)	0.88	0.00	83
2012	27.47	0.09	#	4.67	(4)	(0.14)	(3.62)	28.47	17.39	198,329	0.87	(7)	0.89	0.33	67
Investor Class
2016	$22.02	$(0.05	)#	$(0.24	)(4)	$—	$(0.66)	$21.07	(1.30)%	$424,210	1.01	%(7)	1.02%	(0.26)%	24%
2015	22.92	(0.05	)#	1.27	(4)	—	(2.12)	22.02	5.44	483,385	1.04	(7)	1.06	(0.21)	79
2014	23.02	(0.08	)#	2.36	(4)	—	(2.38)	22.92	9.93	1,240,254	1.06	(7)	1.11	(0.33)	54
2013(8)	20.26	(0.05	)#	6.92	(4)	—	(4.11)	23.02	34.52	1,190,710	1.05	(7)	1.12	(0.22)	83
2012	18.63	0.03	#	3.17	(4)	(0.02)	(1.55)	20.26	17.21	1,022,934	1.05	(7)	1.13	0.15	67

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	All per share amounts and net asset values have been adjusted as a result of the reverse stock split effected on October 14, 2016. (See Note 1 in Notes to Financial Statements).
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2012, 2013 and 2014, and 0.00% for the years 2015 and 2016.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(7)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2012 and 2013, and 0.00% for the years 2014, 2015 and 2016.
(8)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

180 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class(3)
2016	$15.14	$0.06	#	$2.59	(4)	$(0.07)	$(0.19)	$17.53	17.48%	$265,627	1.01	%(5)	1.03%	0.36%	77%
2015	18.05	0.08	#	(1.13	)(4)	(0.06)	(1.80)	15.14	(5.66)	264,962	1.00	(5)	1.03	0.45	74
2014	20.94	0.06	#	0.75	(4)	(0.12)	(3.58)	18.05	4.03	84,324	0.97	(5)	0.99	0.27	103
2013(6)	20.78	0.12	#	7.73	(4)	(0.16)	(7.53)	20.94	38.39	84,139	0.92	(5)	0.94	0.45	161
2012	19.63	0.16	#	2.83	(4)	(0.26)	(1.58)	20.78	15.25	67,723	0.99	(5)	1.02	0.79	128
Investor Class
2016	$15.17	$0.02	#	$2.59	(4)	$(0.03)	$(0.19)	$17.56	17.17%	$266,994	1.27	%(5)	1.30%	0.11%	77%
2015	17.08	0.02	#	(1.04	)(4)	—	(0.89)	15.17	(5.91)	236,850	1.24	(5)	1.27	0.13	74
2014	18.19	0.01	#	0.67	(4)	(0.02)	(1.77)	17.08	3.83	468,938	1.20	(5)	1.24	0.03	103
2013(6)	15.94	0.04	#	5.97	(4)	(0.04)	(3.72)	18.19	38.09	490,706	1.16	(5)	1.19	0.22	161
2012	14.62	0.09	#	2.10	(4)	(0.09)	(0.78)	15.94	15.02	377,101	1.19	(5)	1.27	0.59	128
International Equity Index Fund
Institutional Class
2016	$8.94	$0.23	#	$(0.09	)(4)	$(0.22)	$—	$8.86	1.63%	$133,021	0.57%		0.65%	2.61%	6%
2015(7)	10.00	0.07	#	(1.06	)(4)	(0.07)	—	8.94	(9.88)	111,025	0.57		0.66	1.33	4

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	All per share amounts and net asset values have been adjusted as a result of the reverse stock split effected on October 14, 2016. (See Note 1 in Notes to Financial Statements).
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.02%, 0.01%, 0.01%, 0.02% and 0.01% for the years 2012, 2013, 2014, 2015 and 2016.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01 and $0.01, Total Return by 0.14% and 0.08%, and the Ratio of Net Investment Income to Average Net Assets by 0.07% and 0.08% for Institutional Class and Investor Class, respectively.
(7)	Inception date was June 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

GuideStone Funds Prospectus | 181

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)		Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
International Equity Fund
Institutional Class(3)
2016	$13.14	$0.27	#	$0.13	(4)	$(0.27)	$(0.11)	$13.16	2.96%	$1,017,929	1.00	%(5)(6)	1.01	%(6)	2.09%	33%
2015	14.25	0.22	#	(0.50	)(4)	(0.26)	(0.57)	13.14	(1.93)	1,030,729	1.03	(5)(6)	1.05	(6)	1.49	43
2014	15.61	0.36	#	(1.26	)(4)	(0.46)	—	14.25	(5.80)	235,545	1.13	(5)(6)	1.20	(6)	2.36	36
2013(7)	13.47	0.24	#	2.24	(4)	(0.34)	—	15.61	18.49	269,499	1.11	(5)(6)	1.25	(6)	1.69	51
2012	11.73	0.24	#	1.80	(4)	(0.30)	—	13.47	17.43	270,130	1.15	(5)(6)	1.32	(6)	1.89	53
Investor Class
2016	$13.18	$0.24	#	$0.11	(4)	$(0.24)	$(0.11)	$13.18	2.62%	$264,295	1.27	%(5)(6)	1.28	%(6)	1.81%	33%
2015	14.03	0.24	#	(0.55	)(4)	(0.12)	(0.42)	13.18	(2.16)	245,976	1.35	(5)(6)	1.39	(6)	1.68	43
2014	15.24	0.32	#	(1.23	)(4)	(0.30)	—	14.03	(6.00)	1,143,722	1.37	(5)(6)	1.44	(6)	2.09	36
2013(7)	13.07	0.20	#	2.18	(4)	(0.21)	—	15.24	18.23	1,147,181	1.35	(5)(6)	1.49	(6)	1.44	51
2012	11.33	0.20	#	1.73	(4)	(0.19)	—	13.07	17.05	1,156,306	1.39	(5)(6)	1.57	(6)	1.65	53
Emerging Markets Equity Fund
Institutional Class
2016	$7.34	$0.08	#	$0.90	(4)	$(0.14)	$—	$8.18	13.46%	$290,082	1.30	%(8)	1.48%		0.98%	54%
2015	9.09	0.11	#	(1.83	)(4)	(0.03)	—	7.34	(18.93)	272,123	1.28	(8)	1.50		1.36	39
2014	9.75	0.11	#	(0.51	)(4)	(0.07)	(0.19)	9.09	(4.14)	45,058	1.25		1.63		1.07	39
2013(9)(10)	10.00	(0.01	)#	(0.24	)(4)	—	—	9.75	(2.50)	46,420	1.25		1.55		(0.34)	6
Investor Class
2016	$7.35	$0.06	#	$0.91	(4)	$(0.13)	$—	$8.19	13.20%	$45,106	1.56	%(8)	1.87%		0.73%	54%
2015	9.09	0.05	#	(1.79	)(4)	—	—	7.35	(19.14)	25,659	1.51	(8)	1.83		0.58	39
2014	9.75	0.08	#	(0.51	)(4)	(0.04)	(0.19)	9.09	(4.38)	255,202	1.50		1.84		0.81	39
2013(9)(10)	10.00	(0.01	)#	(0.24	)(4)	—	—	9.75	(2.50)	244,181	1.50		1.78		(0.58)	6

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	All per share amounts and net asset values have been adjusted as a result of the reverse stock split effected on October 14, 2016. (See Note 1 in Notes to Financial Statements).
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2012, 2013, 2014, 2015 and 2016.
(6)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.20%, 0.15%, 0.17%, 0.17% and 0.14% for the years 2012, 2013, 2014, 2015 and 2016.
(7)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.03% for Institutional Class and Investor Class, respectively.
(8)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015 and 2016.
(9)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.00% and 0.01% for Institutional Class and Investor Class, respectively.
(10)	Inception Date was October 31, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

182 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

										Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Inflation Protected Bond Fund
Institutional Class
2016	$9.98	$0.17	#	$0.23 (3)	$(0.13)	$—	$10.25	3.99%	$196,914	0.40%	0.41%	1.63%	61%
2015(4)	10.41	0.12	#	(0.55)	—	—	9.98	(4.13)	234,584	0.40	0.41	1.75	45
Investor Class
2016	$9.96	$0.15	#	$0.22 (3)	$(0.07)	$—	$10.26	3.66%	$81,332	0.70%	0.71%	1.43%	61%
2015	10.22	(0.28	)#	0.05	(0.03)	—	9.96	(2.25)	67,244	0.66	0.67	(2.77)	45
2014	10.15	0.06	#	0.22	(0.21)	—	10.22	2.77	302,913	0.62	0.63	0.61	88
2013(5)	11.25	0.10	#	(1.06)	(0.09)	(0.05)	10.15	(8.64)	274,111	0.64	0.65	0.98	75
2012	11.16	0.21	#	0.46	(0.20)	(0.38)	11.25	6.06	197,762	0.65	0.66	1.80	94
Flexible Income Fund
Investor Class
2016	$9.29	$0.31	#	$0.28 (3)	$(0.31)	$—	$9.57	6.40%	$153,934	1.12%	1.10%	3.24%	68%
2015	9.76	0.33	#	(0.47)	(0.33)	—	9.29	(1.54)	141,439	1.15	1.20	3.37	50
2014	10.06	0.31	#	(0.29)	(0.30)	(0.02)	9.76	0.22	130,641	1.20	1.23	3.06	77
2013(6)	10.00	0.11	#	0.05	(0.10)	— †	10.06	1.57	109,163	1.20	1.26	2.22	25

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(5)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%.
(6)	Inception date was July 1, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

GuideStone Funds Prospectus | 183

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

										Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Real Estate Securities Fund
Institutional Class
2016	$9.46	$0.20	#	$0.18 (2)	$(0.50)	$(0.24)	$9.10	4.07%	$123,574	0.88	%(3)	0.90%	2.07%	130%
2015(4)	10.50	0.12	#	(0.33)	(0.27)	(0.56)	9.46	(1.89)	159,196	0.93	(3)	0.94	1.83	137
Investor Class
2016	$9.49	$0.16	#	$0.19 (2)	$(0.47)	$(0.24)	$9.13	3.78%	$100,810	1.14	%(3)	1.19%	1.68%	130%
2015	10.26	0.16	#	(0.13)	(0.24)	(0.56)	9.49	0.34	99,357	1.12	(3)	1.17	1.50	137
2014	9.36	0.23	#	1.28	(0.25)	(0.36)	10.26	16.13	269,883	1.15		1.15	2.23	129
2013(5)	10.60	0.17	#	(0.02)	(0.21)	(1.18)	9.36	1.49	234,903	1.05		1.05	1.56	168
2012	9.18	0.17	#	1.40	(0.15)	—	10.60	17.09	191,148	1.05		1.06	1.62	95
Global Natural Resources Equity Fund
Investor Class
2016	$5.11	$0.03	#	$2.29 (2)	$(0.01)	$—	$7.42	45.50%	$224,153	1.25%		1.26%	0.44%	32%
2015	7.81	—	#	(2.69)	(0.01)	—	5.11	(34.49)	182,730	1.36	(6)	1.37	(0.06)	63
2014	9.71	(0.02	)#	(1.68)	(0.02)	(0.18)	7.81	(17.49)	265,362	1.35	(6)	1.37	(0.17)	37
2013(7)(8)	10.00	(0.01	)#	(0.16)	(0.03)	(0.09)	9.71	1.69	260,722	1.42		1.42	(0.24)	18

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(3)	The ratio for the Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2015 and 2016.
(4)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(5)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.03%.
(6)	The ratio for the Global Natural Resources Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% and 0.00% for the years 2014 and 2015.
(7)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%.
(8)	Inception date was July 1, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

184 | GuideStone Funds Prospectus

Glossary

30-Day SEC Yield — A standardized measure of yield for a mutual fund. The calculation is based on a 30-day period ending on the last day of the previous month. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Acquired Fund Fees and Expenses — Fees and expenses attributable to any company in which a mutual fund invests or has invested during the relevant fiscal period that (a) is an investment company or (b) would be an investment company under Section 3(a) of the 1940 Act, as amended. In the event the fees and expenses incurred indirectly by a mutual fund as a result of investment in shares of one or more acquired funds do not exceed 0.01% of the average net assets of that mutual fund, the mutual fund may include these fees and expenses under the sub-caption “Other expenses” in the mutual fund’s fee table. Total annual fund operating expenses reflected in a mutual fund’s fee table may not correlate to the ratio of expenses to average net assets reported in a mutual fund’s financial highlights table, which reflects the operating expenses of a mutual fund and does not include Acquired Fund Fees and Expenses.

Active Management — A style of investment management where the portfolio manager actively makes investment decisions and initiates buying and selling of securities in an effort to maximize return. It is the opposite of passive management, where the portfolio manager oversees a static portfolio structured to match the performance of a selected part of the market or index.

American Depositary Receipt (“ADR”) — Receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter markets in the U.S.

Amortized Cost — This method involves valuing securities at their cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. The accounting method is used for the Money Market Fund.

Annualize — To convert to an annual basis. The expression of a rate of return over periods other than one year converted to annual terms. For example, a cumulative return of 21% over two years would convert into an annualized return of 10% per annum, even though each annual return may have looked nothing like 10%. For example, if an investment earned -2% in year one and 23.5% in year two, the compound annual return would be 10%.

Asset-Backed Securities — Securities backed by mortgages, installment contracts, credit card receivables or other financial assets. These securities represent interest in “pools” of assets in which payments of both interest and principal on the securities are made periodically.

Average Maturity — The average length of time on which the principal of a bond in a bond fund must be repaid.

Basis Point — One basis point is 0.01%, or 1/100 of a percentage point. Thus 100 basis points equal 1% percent.

Benchmark — Any basis of measurement, such as an index, that is used by an investment manager as a yardstick to assess the risk and performance of a portfolio. For example, the S&P 500® Index is a commonly used benchmark for U.S. large-cap equity portfolios.

Capital Gain/Loss — A realized gain or loss calculated at the time of sale or maturity of any capital asset. Refers to the profit or loss attributable to the difference between the purchase and sale price.

Commercial Paper — The security is a short-term, unsecured promissory note issued in the public market as an obligation of the issuing entity. The maturity of commercial paper is typically less than 270 days.

Commodities –– Commodities are raw materials or agricultural products such as sugar, corn, gold or oil, among many others. Commodities may be grouped into different classifications for regulatory purposes, such as energy, agricultural (including livestock), precious metals, industrial metals, among many others. Additionally, a commodity is all services, rights, and interests in which contracts for future delivery are presently or in the future dealt in, such as financial instruments. Investments in the commodities markets can include direct physical trading in the form of spot transactions and derivatives trading in the form of futures and options on futures.

GuideStone Funds Prospectus | 185

Concentration Risk — Risk associated with a relatively high exposure to a certain security position, sector, industry and/or country.

Correlation — The statistical measure which indicates the tendency of two variables moving together.

Credit Quality — A measure that reflects the rating assigned by Standard & Poor’s®, Moody’s Investors Service, Inc. or Fitch, Inc. to fixed-income securities. It rates the issuing entity’s capacity to meet the repayment terms of the security. Bonds issued and backed by the federal government are of the highest quality and are considered superior to bonds rated AAA category, which is the highest possible rating a corporate bond can receive. Investment quality ratings include AAA category, AA category, A category, and BBB category. Bonds rated BB category or lower are considered high yield or “junk” bonds.

Credit Ratings — See Credit Quality.

Credit Risk — A risk that an issuer may default on its securities causing a loss to the debt holder.

Currency Exchange Rate — A quotation used to indicate the value of a foreign currency relative to one unit of local currency.

Currency Risk — Foreign investments bear the risk of the local market and the foreign exchange rate. Risk associated with exposure to a certain currency that declines in value. Changes in currency exchange rates relative to the U.S. dollar may negatively affect the value of foreign investments.

Current Income — Money that is received on an ongoing basis from investments in the form of dividends, interest, rents or other income sources.

Default Risk — Risk that an issuer will be unable to timely meet interest and principal payments.

Deflation — Deflation is a decrease in the general price level of goods and services. Deflation may occur when the inflation rate falls below 0% (a negative inflation rate). Deflation may be caused by a reduction in the supply of money or credit, or by a decrease in government, personal or investment spending.

Developed Markets — Financial markets in countries with developed economies. Examples include, but are not limited to, the United States, United Kingdom, Germany, France and Japan.

Dividend — Earnings distributed to shareholders. Mutual fund dividends are paid out of income from a fund’s investments.

Dividend Yield — Yield is determined by dividing the amount of annual dividends per share by the current market price per share of stock.

Downgraded — The act of lowering the credit rating of a fixed-income instrument.

Duration — A calculation that measures the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond’s life. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years — the duration. For example, a bond with a five-year duration will, in theory, decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Emerging Markets — Financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan). Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

Equity — Represents ownership interest possessed by shareholders in a corporation. Synonymous with stock.

186 | GuideStone Funds Prospectus

Exchange-Traded Funds (“ETFs”) — ETFs are open-end investment companies (or unit investment trusts) whose shares are listed for trading on a national securities exchange or the NASDAQ National Market System.

Expense Ratio — Expressed as a percentage, provides the investor the total cost for fund operating expenses and management fees.

Federal Deposit Insurance Corporation (“FDIC”) — Federal agency established in 1933 that guarantees (within limits) funds on deposit in member banks and thrift institutions and performs other functions to facilitate mergers or prevent failures.

Fixed-Income Securities — A security that pays a fixed-rate of return. Usually refers to government, corporate or municipal bonds, which pay a fixed-rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.

Foreign Issuers — Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

Forward Contracts — A privately negotiated contract permitting the holder to purchase or sell a specified amount of a financial instrument or foreign currency on a predetermined future date at a predetermined price.

Frontier Markets — A subset of emerging market countries that are investable but may have lower market capitalization and liquidity and may be more politically unstable than the more developed emerging markets.

Futures Contracts — A standardized agreement to buy or sell a specified amount of a financial instrument, such as a U.S. Treasury security, an equity security or foreign currency, or good at a particular price on a stipulated future date. The price is established on an organized exchange and the potential gain/loss is realized each day (marking to market). Interest rate futures contracts are a type of financial futures contract that calls for the future delivery of U.S. government securities or index-based futures contracts. The value of interest rate futures contracts changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.

Global Depositary Receipt (“GDR”) — Receipt for shares in a foreign based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the U.S. and Latin America to offer shares in many markets around the world.

Hedging — The practice of undertaking one investment activity in order to protect against losses in another.

High Yield Bonds (“Junk Bonds”) — A bond that has a credit rating of BB category or lower and that pays a higher yield to compensate for the greater credit risk.

Illiquid Securities — A security that cannot be disposed of promptly (i.e., within seven days) and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument.

Indirect Fees and Expenses — Fees and expenses borne indirectly by a mutual fund shareholder through his/her investment in a mutual fund that owns acquired funds.

Inflation — The rate at which the general level of prices for goods and services rises, and correspondingly, purchasing power falls.

Inflation-Protected Bonds — Fixed-income instruments whose principal and/or interest is adjusted periodically for inflation. Inflation-protected bonds are also known as inflation-indexed bonds.

Interest — Cost of using money, expressed as a rate per period of time, usually one year, in which case it is called an annual rate of interest.

Interest Rate Floors and Caps — The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate.

GuideStone Funds Prospectus | 187

Interest Rate Risk — Risk that changes in interest rates will adversely affect the value of an investor’s securities portfolio. When interest rates rise, the market value of fixed-income contracts (such as bonds) declines. Similarly, when interest rates decline, the market value of fixed-income contracts increases.

International Equity Securities — Investments in non-U.S. stocks or equity securities.

Investment Grade Bond — See Credit Quality.

Maturity — The date at which a debt instrument is due and payable.

Micro-Cap Companies — Micro-cap companies have market capitalizations that are less than those of small capitalization companies and may involve greater risk and be more volatile and less liquid than an investment in a larger company. Micro-cap companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Micro-cap companies may have limited financial resources, management experience and market diversification.

Money Market Instruments — Such instruments include high quality, short-term debt instruments. Among other quality requirements, a money market instrument must mature in 397 days or less.

Natural Resources –– Natural resources are materials that are derived from the environment. Natural resources generally include, but are not limited to: energy (such as oil and other fossil fuels), alternative energy (such as uranium, coal, hydrogen, wind, solar and fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint and tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum and diamonds), and agricultural products (grains and other foods, seeds, fertilizers and water).

Net Asset Value (“NAV”) — The market value of a fund share. For the Funds, this value is net of all expenses. The NAV is calculated after the close of the exchanges and markets each day by taking the closing market value of all securities owned plus all other assets such as cash, subtracting liabilities, then dividing the result (total net assets) by the total number of shares outstanding.

Options — An instrument that provides for an investor to initiate a purchase and/or sell transaction. An owner of a call (put) option has the right to purchase (sell) the underlying security at a specified price, and this right lasts until a specified date. There are several different types of options, which may include interest rate options, yield curve options and options on mortgage-backed securities. Interest rate options are a type of option that provides the owner the right to purchase or sell U.S. government securities or index-based options. Yield curve options and options on stock indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. Options on mortgage-backed securities entitle the holder to purchase or sell mortgage-backed securities, which are fixed-income investments that generate interest revenue through pools of home loan mortgages.

Passive Management — A style of investment management that seeks to attain performance equal to the market or a particular index. In pure index funds, no judgments are made about future market movements, although more sophisticated managers usually offer tilted portfolios.

Political Risk — Risk associated with uncertain political environments when investing in foreign securities. Political risks tend to be greater in emerging markets relative to developed markets.

Prepayment Risk — Prepayment is the activity of repaying principal prior to its stated maturity date. Prepayments of certain fixed-income securities, such as mortgage-backed securities, are subject to prepayment risk. Prepayments generally increase when interest rates fall, resulting in a risk that principal is reinvested at lower interest rates.

Price-to-Book (“P/B”) Ratio — The weighted average of the P/B ratios of all the stocks in a fund’s portfolio. Generally, a high P/B ratio indicates the price of the stock exceeds the actual worth of the company’s assets, while a low P/B ratio indicates the stock is relatively cheap.

188 | GuideStone Funds Prospectus

Price-to-earnings (“P/E”) Ratio — A stock’s market price divided by its current or estimated future earnings per share. A fundamental measure of the attractiveness of a particular security versus all other securities as determined by the investing public. The higher the P/E, the more investors are paying, and therefore the more earnings growth they are expecting. The lower the ratio relative to the average of the stock market, the lower the (market’s) profit growth expectations.

Principal — Face amount of a debt instrument on which interest is either owed or earned.

Real Estate Investment Trust (“REIT”) — A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are not subject to federal income tax on net income and net realized gains that are distributed to shareholders, provided they comply with certain requirements of the Code.

REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Real Return — An inflation-adjusted return, that is total return reduced by the expected impact of inflation. It is the return that when compounded with inflation gives the nominal return for the same security.

Record Date — Date on which a shareholder must officially own shares in order to be entitled to a dividend.

Rule 2a-7 — Rule under the Investment Company Act of 1940, as amended, which allows for the use of the amortized cost method of accounting as long as the portfolio adheres to certain parameters related to credit quality, security type, liquidity and maturity. The Money Market Fund adheres to the requirements of Rule 2a-7.

Securities and Exchange Commission (“SEC”) — An organization created by an act of Congress, entitled the “Securities Exchange Act of 1934.” The SEC is an independent bipartisan, quasi-judicial agency of the U.S. government. The laws administered by the SEC relate in general to the field of securities and finance and seek to provide protection for investors and the public in their securities transactions.

Securities Lending — A program of lending eligible securities from the portfolios to approved borrowers in return for a fee.

Select Funds — GuideStone Funds that directly invest in different types of fixed-income obligations, stocks or other investments to meet their respective investment objectives. Sixteen (eight equity, four bond, three real assets and one money market) separate Select Funds are offered through GuideStone Funds. The majority of the Select Funds use a multi-manager approach by combining different investment management firms (Sub-Advisers) within a single Select Fund.

Standard Deviation — A statistical measurement of distribution around an average, which depicts how widely returns varied over a certain period of time. Investors use the standard deviation of historical performance to try to predict the most likely range of returns. When a fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility.

Swap Agreements — An agreement between two or more parties to exchange sets of cash flows over a period in the future. Basic types of swaps are interest rate swaps, credit default swaps and currency swaps. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. A credit default swap is a type of insurance against default by an issuer where the owner of the protection pays an annual premium to the seller of the protection for the right to sell a bond equivalent to the amount of the swap in the event of a default on the bond. Currency swaps involve the exchange of the rights of a fund and another party to make or receive payments in specific currencies.

Swaption — An option to enter into a previously agreed upon swap agreement on a future date pursuant to the terms of the swaption.

Total Return — Return on an investment including both appreciation/(depreciation) and interest or dividends.

GuideStone Funds Prospectus | 189

Transfer Agent — The agent that processes and records purchases and sales of Fund shares for all classes. BNY Mellon serves as the transfer agent for the Funds.

Turnover — Statistical ratio measuring the amount of transactions within a portfolio over a given time period.

Weighted Average Life Maturity — Weighted average life portfolio maturity is measured without reference to any Rule 2a-7 provision that otherwise would permit the Money Market Fund to shorten the maturity of an adjustable-rate security by reference to its interest rate reset dates.

Weighted Average Market Cap — The weighted average is computed by weighing each company’s market capitalization by the market value of the securities in the fund. Market capitalization is found by multiplying the number of outstanding shares of stock for a company by the current market price of those shares.

Weighted Average Maturity — The weighted average is computed by weighing each security’s maturity date by the market value of the security in the Money Market Fund.

Yield Curve — A visual representation of the term structure of interest rates by plotting the yields of all bonds of the same quality within maturities ranging from the shortest to the longest available. It shows the relationship between bond yields and maturity lengths. A normal or positive yield curve signifies higher interest rates for long-term investment, while a negative or downward curve indicates higher short-term rates.

Yield Spreads — A difference in yield between various issues of securities.

Yield to Maturity — The yield provided by a bond that is held to its maturity date, taking into account both interest payments and capital gains or losses.

190 | GuideStone Funds Prospectus

For more information

You can learn more about the Funds by requesting the following free documents:

***Statement of Additional Information* ("SAI"):** Provides additional information about the Funds' policies, investment restrictions, risks and business structure. The SAI is legally considered a part of this *Prospectus*.

Annual/Semi-Annual Reports to Shareholders: Contains performance data and information on portfolio holdings for the last completed fiscal year or half year. The *Annual Report* also contains the auditor's report and a discussion by management of the market conditions and investment strategies that significantly affected the Funds' performance.

If you have questions, need information about your plan account or would like to request these free documents, contact your employer, your plan administrator or GuideStone Financial Resources by phone at **1-888-GS-FUNDS** (1-888-473-8637) 7 a.m. to 6 p.m. CST, Monday through Friday or by mail at:

Visit our website at *GuideStoneFunds.com* to access the *Prospectus*, SAI and *Annual/Semi-Annual Reports to Shareholders*.

You may also get free copies by:

- Accessing them on the EDGAR Database on the SEC's website — *sec.gov*.
- Reviewing and copying them at the SEC's Public Reference Room in Washington, D.C. — Call (202) 551-8090.
- Requesting copies (you will be charged a duplicating fee) by writing the Public Reference Section of the SEC, Washington, D.C. 20549–1520 or via electronic request by emailing *publicinfo@sec.gov*.

GuideStone™ Funds

2401 Cedar Springs Road, Dallas, TX 75201-1498
1-888-GS-FUNDS • *GuideStoneFunds.com*

811-10263

© 2017 GuideStone Funds 84273 04/17 2318

STATEMENT OF ADDITIONAL INFORMATION (SAI)

May 1, 2017

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
ASSET ALLOCATION FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Inflation Protected Bond Fund	GIPYX	GIPZX
Global Bond Fund	GGBEX	GGBFX
Defensive Market Strategies Fund	GDMYX	GDMZX
Equity Index Fund	GEQYX	GEQZX
Global Real Estate Securities Fund (formerly, Real Estate Securities Fund)	GREYX	GREZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Natural Resources Equity Fund		GNRZX

The Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current Prospectus for the Institutional Class and Investor Class shares dated May 1, 2017, and as amended from time to time. The financial statements contained in the Funds' Annual Report for the fiscal year ended December 31, 2016, are incorporated by reference into this SAI. You can obtain a free copy of the current Prospectus, Annual Report and Semi-Annual Report on our website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

GuideStone™ Funds

2	GuideStone Funds

Statement of Additional Information	3

History of the Funds

GuideStone Funds (the “Trust”), formerly AB Funds Trust, is an open-end management investment company organized as a Delaware statutory trust on March 2, 2000. On September 13, 2005, AB Funds Trust changed its name to GuideStone Funds. The Trust has established 25 series (each, a “Fund” and together, the “Funds”), which are described in this SAI. Each Fund is a separate mutual fund with its own investment objective, strategies and risks.

The MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and are together the “Target Date Funds.” The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as an “Asset Allocation Fund” and are together referred to as the “Asset Allocation Funds.” The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund and Global Bond Fund are each referred to as a “Bond Fund” and are together referred to as the “Bond Funds.” The Defensive Market Strategies Fund, Equity Index Fund, Global Real Estate Securities Fund (formerly, Real Estate Securities Fund), Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund are each referred to as an “Equity Fund” and are together referred to as the “Equity Funds.”

Each Target Date Fund and each Asset Allocation Fund is a “fund-of-funds,” which means that it generally does not buy securities directly, but rather allocates its assets among a different mix of mutual funds, primarily the Select Funds, to meet a specified investment objective. The Select Funds, in turn, invest directly in different types of fixed-income obligations, stocks or other investments to meet their investment objectives.

Currently, there are two classes of shares issued by the Trust, the Institutional Class and Investor Class (each, a “Class” and together, the “Classes”). The Trust’s Board of Trustees (“Board” or “Board of Trustees”) may issue additional classes of shares or series at any time without prior approval of the shareholders.

Description of Investments and Risks

The following should be read in conjunction with the Fund Summary of each Fund in the Funds’ Prospectus, specifically the sections entitled “Investment Objective,” “Principal Investment Strategies” and “Principal Risks.” Unless otherwise defined in this SAI, the terms used herein have the respective meanings assigned to them in the Prospectus.

You should understand that all investments involve risk and that there can be no guarantee against loss resulting from an investment in the Funds. Unless otherwise indicated, all percentage limitations governing the investments of the Funds apply only at the time of a transaction.

GuideStone Capital Management, LLC serves as the investment adviser to the Funds (the “Adviser”) and is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”). The Funds are series of a diversified, open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser allocates each Target Date Fund’s and each Asset Allocation Fund’s investments among a mix of mutual funds, primarily, but not limited to, the Select Funds. Rather than making the day-to-day investment decisions for the Select Funds, the Adviser acts as a manager of managers and retains various investment management firms (each a “Sub-Adviser” and together, the “Sub-Advisers”) to do so. The Sub-Advisers employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Select Funds. The Sub-Advisers may invest in all the instruments or use all the investment techniques permitted by the Funds’ Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and restrictions.

4	GuideStone Funds

The Funds do not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Funds may not be able to take advantage of certain investment opportunities due to these restrictions. This policy may not be changed without a vote of a majority of the outstanding shares of the Trust.

The Target Date Funds and the Asset Allocation Funds invest primarily in the shares of the Select Funds, and unless indicated otherwise, the description of investments and risks in this SAI applies to the Target Date Funds and the Asset Allocation Funds through their investments in a mix of underlying mutual funds.

Each Target Date Fund and each Asset Allocation Fund may from time to time invest and reinvest up to 10% of its assets directly in U.S. Department of the Treasury (“U.S. Treasury”) obligations, exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts to gain exposure to the U.S. equity and fixed-income markets on cash balances. The Target Date Funds and the Asset Allocation Funds may also sell exchange-listed equity futures contracts, U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts short to reduce exposure. The foregoing percentage limitations on long positions shall not apply to any short activity. Any such investment will be made for cash management purposes and will seek to provide market exposure approximating the strategic asset allocation of the applicable Target Date Fund and Asset Allocation Fund.

Asset-Backed Securities.  The Bond Funds may purchase asset-backed securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy.

Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts

Statement of Additional Information	5

are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder. A Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund.

Bankers’ Acceptances, Certificates of Deposit, Time Deposits and Bank Notes.  The Select Funds may invest in such obligations issued by U.S. or foreign issuers; however, the Money Market Fund will invest in instruments denominated exclusively in U.S. dollars. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

The Select Funds may invest in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar time deposits, which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian time deposits, which are essentially the same as Eurodollar time deposits except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee bankers’ acceptances, which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

6	GuideStone Funds

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. U.S. branches of foreign banks may be considered domestic banks if it can be demonstrated they are subject to the same regulation as U.S. banks.

Investments in Eurodollar and Yankeedollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements.

Bank Loans.  The Bond Funds and the Defensive Market Strategies Fund may invest in bank loans, which include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. There are special risks associated with investments in bank loans, which include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations and (iv) limitations on the ability of a Fund to directly enforce its rights with respect to participations. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations. These loans generally will not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates, and a senior loan could lose a substantial part of its value prior to a default. However, as compared to high yield or junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Bond Funds’ and the Defensive Market Strategies Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus, bank loans are subject to interest rate risk. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds, and there may be less public information available about them. Bank loans are generally less liquid than many other debt securities. Transactions in bank loans may settle on a delayed basis, such that a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Fund’s redemption obligations until a substantial period after the sale of the loans. In order to finance redemptions pending settlement of bank loans, a Fund may employ a wide variety of means to meet short-term liquidity needs, including, without limitation drawing on its cash and other short term positions, all of which may adversely affect the Fund’s performance. The Bond Funds and the Defensive Market Strategies Fund may participate in the primary syndicate for a loan, or they may also purchase loans from other lenders (sometimes referred to as loan assignments). The Bond Funds and the Defensive Market Strategies Fund may also acquire a participation interest in another lender’s portion of the senior loan. Participation interests and assignments involve credit, interest rate and liquidity risk (See “Loan Participations” disclosure in this SAI). The Bond Funds’ and the Defensive Market Strategies Fund’s investments in bank loans may include, without limitation, bridge loans and revolving lines of credit.

Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal

Statement of Additional Information	7

securities laws. Loans and other debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation.

Bond Funds.  Although the Bond Funds invest mainly in fixed-income securities, they may invest in U.S. common stock, including American Depositary Receipts (“ADRs”), and warrants. The Global Bond Fund may invest in U.S. common stock, including ADRs, and warrants on a limited basis (generally no more than 5% of the Fund’s assets). The Bond Funds may also invest in preferred stock.

Collateralized Debt Obligations.  The Bond Funds may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of, generally non-mortgage, assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinated to it.

Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which a Fund invests. Risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default, (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale, and (iv) if the particular structured product is invested in a security in which a Fund is also invested, this would tend to increase a Fund’s overall exposure to the credit of the issuer of such securities. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected.

Commercial Paper.  The Select Funds may invest in commercial paper which includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by bank holding companies, corporations and financial institutions and similar instruments the interest on which is subject to federal income tax issued by government agencies and instrumentalities. A Select Fund will only invest in commercial paper to the extent consistent with its investment policies, including its policies regarding credit quality and ratings.

Convertible Securities.  The Equity Funds and Bond Funds may invest in convertible securities. The Defensive Market Strategies Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund may invest in convertible securities of non-U.S. issuers. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

8	GuideStone Funds

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

The Defensive Market Strategies Fund may establish a “synthetic” convertible instrument by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security.

Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

More flexibility is possible in the assembly of a synthetic convertible instrument than in the purchase of a convertible security. Although synthetic convertible instruments may be selected where the two components are issued by a single issuer, the character of a synthetic convertible instrument allows the combination of components representing distinct issuers, when management believes that such a combination would better promote the Fund’s investment objectives. A synthetic convertible instrument also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible instrument but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible instrument faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible instrument. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible instrument includes the fixed-income component as well, the holder of a synthetic convertible instrument also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

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The Defensive Market Strategies Fund may also purchase synthetic convertible instruments manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

Cybersecurity Risk.  With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to a Fund’s assets, customer data, or proprietary information, or cause a Fund or a Fund’s service providers (including, but not limited to, the Adviser, distributor, fund accountant, custodian, transfer agent, sub-advisers (if applicable) and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or the Funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for a Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, a Fund does not control the cybersecurity systems and plans of the issuers of securities in which a Fund invests or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect a Fund or its shareholders.

Depositary Arrangements.  Each Select Fund may invest in ADRs and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars. They are publicly traded on exchanges or over-the-counter in the United States.

The Funds may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. securities issuer does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility because fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there may also be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be

10	GuideStone Funds

no central source of information for buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

Investments in ADRs involve certain risks not typically involved in purely domestic investments. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI.

The International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund may also invest in European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”). These are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, EDRs, GDRs and IDRs are designed for use in the foreign securities markets. Investments in EDRs, GDRs and IDRs involve certain risks not typically involved in purely domestic investments, including currency exchange risk. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI.

The International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund may also invest in other forms of depositary receipts that are certificates issued by non-U.S. institutions evidencing ownership of underlying foreign securities, including non-voting depositary receipts (“NVDRs”). Such depositary receipts may or may not be traded in a secondary market, and, as is the case with the NVDRs, might only be redeemable by the issuer. Investments in these depositary receipts may provide economic exposure to the underlying security, but may be less liquid and more volatile than the underlying securities, which may be issued by companies in emerging markets. In addition, investments in these depositary receipts are subject to many of the same risks associated with investing directly in foreign securities. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI. Investments in these depositary receipts, particularly NVDRs, may not entitle the holders to vote the underlying shares.

Dollar Rolls.  The Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA (“to be announced”) or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts. For additional information, see the section entitled “Mortgage Dollar Rolls” in this SAI.

Foreign Currency

Foreign Currency — Generally.  The Select Funds (other than the Money Market Fund) may invest in securities denominated in foreign currencies. As part of the cash overlay program, the Funds (other than the Money Market Fund) may also utilize foreign currency exchange contracts, currency futures contracts and options thereon and currency options, which are discussed in this section. The performance of investments in securities and obligations denominated in a foreign currency will be impacted by the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Absent other events that could otherwise affect the value of a foreign security or obligation (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security or obligation in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security or obligation.

Although the Equity Funds and the Bond Funds may invest in securities and obligations denominated in foreign currencies as discussed herein, their portfolio securities and other assets are valued in U.S. dollars.

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Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments, or central banks. They can also be affected by currency controls, or by political developments in the U.S. or abroad. To the extent a Fund’s total assets, adjusted to reflect its net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, through the use of forward currency exchange contracts and other currency instruments as described below, the respective net currency positions of the Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the Equity Funds and Bond Funds will not exceed their total asset value, to the extent a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds are also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

Foreign Currency — Forward Currency Exchange Contracts.  The Target Date Funds, Asset Allocation Funds, Equity Funds and Bond Funds may enter into forward currency exchange contracts in order to hedge to the U.S. dollar and to hedge one foreign currency against changes in exchange rates for a different foreign currency. Each of these Funds may also use forward currency exchange contracts for non-hedging purposes, even if it does not own securities denominated in that currency. Forward currency exchange contracts represent an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. This allows a Fund to establish a rate of exchange for a future point in time.

When one of these Funds owns securities denominated in a foreign currency that the Sub-Adviser anticipates may decline substantially relative to the U.S. dollar or other leading currencies, the Fund may attempt to reduce this currency risk by entering into a forward currency exchange contract to sell, for a fixed amount, an amount of the foreign currency approximating the value of some or all of the Fund’s securities denominated in that foreign currency. When a Fund creates a short position in a foreign currency, it may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Fund’s net long and short foreign currency exposure will not exceed its total asset value.

In addition, when entering into a contract for the purchase or sale of a security, one of these Funds may enter into a forward currency exchange contract for the amount of the purchase or sale price. This protects the Fund against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Portfolio securities hedged by forward currency exchange contracts are still subject to fluctuations in market value. In addition, it will not generally be possible to match precisely the amount covered by a forward currency exchange contract. Additionally, the value of the securities involved will fluctuate based on market movements after the contract is entered into. Such imperfect correlation may cause a Fund to sustain losses that will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. While forward currency exchange contracts may protect a Fund from losses resulting from movements in exchange rates adverse to the Fund’s position, they may also limit potential gains that result from beneficial changes in the value of such currency. A Fund will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.

Foreign Currency — Currency Futures Contracts and Options Thereon.  The Target Date Funds, Asset Allocation Funds, Equity Funds and Bond Funds may also engage in futures contracts on foreign currencies and related options transactions, for the same purposes that they are permitted to use forward currency exchange contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. These Funds may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges. These Funds may either accept or make delivery of the currency specified at the maturity of a futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

12	GuideStone Funds

Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Buyers and sellers of currency futures and options thereon are subject to the same risks that apply to the use of futures generally. These risks are set forth in the section entitled “Futures and Options” in this SAI.

Foreign Currency — Currency Options.  The Equity Funds and the Bond Funds may also write covered put and covered call options and purchase put and call options on foreign currencies, for the same purposes that they are permitted to use forward currency exchange contracts. These Funds will write or purchase currency options that are traded on U.S. or foreign exchanges or over-the-counter.

A call option written by a Fund obligates it to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a Fund obligates it to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves the risk that a Fund may be required to sell the specified currency (subject to a call) at a price that is less than the currency’s market value or to purchase the specified currency (subject to a put) at a price that exceeds the currency’s market value. The use of currency options is subject to the same risks that apply to options generally. These risks are set forth in the section entitled “Futures and Options” in this SAI.

The purchase of a call option would entitle a Fund to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of the currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the call option. A Fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the Fund’s position.

One of these Funds may, for example, purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated. The purchase of a put option would entitle a Fund to sell a specific currency at a specified price during the option period. This is meant to offset or hedge against a decline in the dollar value of such portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

Foreign Currency — TBAs.  The Bond Funds may enter into to-be-announced purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying portfolio securities, according to the procedures described in the section entitled “Valuation of Shares” in this SAI.

Foreign Currency — Cover Requirements.  When these Funds engage in forward currency exchange contracts, currency futures contracts and options thereon, and currency put and call options, they will comply with guidelines established by the U.S. Securities and Exchange Commission (“SEC”) with respect to coverage of these strategies. These coverage guidelines are set forth in the section entitled “Futures and Options — Cover Requirements” in this SAI.

Foreign Securities and Obligations.  Each Equity Fund may invest in ADRs and regular shares of foreign companies traded and settled on U.S. and foreign exchanges and over-the-counter markets. The International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund invest primarily in the securities of foreign issuers. In addition, the Bond Funds, Defensive Market Strategies Fund, International

Statement of Additional Information	13

Equity Fund and Emerging Markets Equity Fund may invest a portion of their assets in debt obligations issued by foreign issuers, including obligations not traded and settled on U.S. exchanges and over-the-counter markets. These obligations may be issued by supranational entities, including international organizations, designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities and obligations involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund that invests in foreign stocks. The holdings of a Fund that invests in fixed-income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend and interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect an investment in foreign securities or obligations. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. For a discussion of risks and instruments related to foreign currency, see the section entitled “Foreign Currency” in this SAI.

Investment in foreign securities and obligations may involve higher costs than investment in U.S. securities and obligations. Investors should understand that the expense ratios of the International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund generally can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets, costs arising from delays in settlements of transactions and the imposition of additional taxes by foreign governments. In addition, dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent those taxes are not offset by credits or deductions allowed to investors under the federal income tax law, they may reduce the net return to the shareholders.

The International Equity Fund, Emerging Markets Equity Fund, Defensive Market Strategies Fund and Bond Funds may invest in foreign debt, including the securities of foreign governments and foreign corporations. Several risks exist concerning such investments, including the risk that foreign issuers may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

To the extent consistent with their investment objectives, these Funds may also invest in obligations of the International Bank for Reconstruction and Development (also known as the World Bank), which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, the Equity Funds and the Bond Funds may invest their assets in countries with emerging economies or securities markets. These countries are primarily located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the

14	GuideStone Funds

assets of private companies. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and less reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities. They also could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested, to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered, or to incur losses due to the Fund’s inability to complete a contractual obligation to deliver securities. In addition, frontier countries generally have smaller economies and/or less developed capital markets than traditional emerging markets, and may be more politically instable, and as a result, the risks of investing in emerging market countries are magnified in frontier countries.

More specific disclosure related to investments in certain countries or geographic regions is provided below:

China.  Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; and (vii) the risk that certain companies in which a Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund’s investments.

Europe.  Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. European Union (“EU”) member countries are required to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded.

Statement of Additional Information	15

These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU, including, with respect to the latter, the United Kingdom, which is a significant market in the global economy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.

The announcement of the United Kingdom’s vote to leave the EU (“Brexit”) has caused business disruptions and uncertainty and thus adversely impact the financial results and operations of various European companies and economies. The effects of Brexit will depend on any agreements the UK makes to retain access to the EU Common Market either during a transitional period or more permanently. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations.

Japan.  Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Japan is heavily dependent on exports and foreign oil. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizeable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

Russia.  Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, relative to companies operating in Western economies, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to a Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying

16	GuideStone Funds

interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of a Fund.

As a result of recent events involving Ukraine and Russia, the United States and the EU have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s investments.

Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions.  To the extent consistent with their respective investment objectives, each Select Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

When a Fund purchases securities on a when-issued basis or purchases or sells securities on a forward commitment basis, the Fund may complete the transaction and actually purchase or sell the securities. However, if deemed advisable as a matter of investment strategy, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, it will segregate liquid assets having a value determined daily at least equal to the amount of its purchase commitments until three days prior to the settlement date, or it will otherwise cover its position. In the case of a forward commitment to sell securities, a Fund will segregate with its custodian actual securities or liquid assets that are unencumbered and daily marked-to-market, while the commitment is outstanding. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

Futures and Options

Futures and Options — Generally.  The Equity Funds may purchase or sell (1) put and call options on securities, indices and other financial instruments and (2) futures contracts and options thereon. The Equity Funds may enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission (“CFTC”) for sale to customers in the United States, on foreign exchanges. In addition, the Equity Funds may invest and reinvest in long or short positions in any of the instruments contemplated in this section. The Bond Funds may purchase or sell (1) put and call options on fixed-income securities and (2) futures contracts and options thereon. In addition, the Bond Funds may invest in long or short positions in any of the instruments contemplated in this section. The Target Date Funds and the Asset Allocation Funds may from time to time invest up to 10% of their assets directly in U.S. Treasury securities, exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed-income markets on cash balances. The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Target Date Funds, Asset Allocation Funds and Bond Funds may sell short exchange-listed U.S. Treasury future contracts to reduce market exposure.

Futures and Options — Futures Contracts Generally.  A futures contract may generally be described as an agreement between two parties to buy and sell a specified quantity of a particular instrument, such as a

Statement of Additional Information	17

security, currency or index, during a specified future period at a specified price. When interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they affect anticipated purchases.

Although futures contracts by their terms generally call for the actual delivery or acquisition of the underlying instrument or the cash value of the instrument, in most cases, the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying or selling, as the case may be, on a commodities exchange an identical futures contract calling for delivery in the same period. Such a transaction, which is executed through a member of an exchange, cancels the obligation to make or take delivery of the instrument or the cash value of the instrument underlying the contractual obligations. Such offsetting transactions may result in a profit or loss, and a Fund may incur brokerage fees when it purchases or sells futures contracts. While each Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying instrument whenever it appears economically advantageous for it to do so.

The use of options and futures is subject to applicable regulations of the SEC and CFTC and the several exchanges upon which they are traded. In addition, a Fund’s ability to use options and futures may be limited by tax considerations. See “Taxation.” Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, the Adviser is not deemed to be a commodity pool operator, nor each Fund a commodity pool, under the Commodity Exchange Act (the “CEA”) Rule 4.5 and neither the Funds nor the Adviser is subject to registration as such under the CEA.

Under Rule 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operation and/or change the competitive landscape. In this regard, any further amendments to the CEA or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses.

Futures and Options — Options Generally.  Options may relate to particular securities, foreign and domestic securities indices, financial instruments, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (“OCC”). A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.

In addition, some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a swap investment by a Fund could lose margin payments deposited with the clearing organization, as well as the net amount of gains not yet paid by the clearing organization, if the clearing organization breaches the swap agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive, plus

18	GuideStone Funds

the return of margin owed to it, only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund’s execution of a closing purchase transaction. This means that a Fund buys on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. A Fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several other risks associated with options. For example, there are significant differences among the securities, currency and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Futures and Options — Financial Futures Contracts.  Financial futures contracts are simply futures contracts that obligate the holder to buy or sell a financial instrument, such as a U.S. Treasury security, an equity

Statement of Additional Information	19

security or foreign currency, during a specified future period at a specified price. A sale of a financial futures contract means the acquisition of an obligation to sell the financial instrument called for by the contract at a specified price on a specified date. A purchase of a financial futures contract means the acquisition of an obligation to buy the financial instrument called for by the contract at a specified price on a specified date.

Futures and Options — Bond Index Futures and Options Thereon.  The Bond Funds, Target Date Funds and Asset Allocation Funds may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Funds’ investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by them in other financial futures transactions. The Funds may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

Futures and Options — Interest Rate Futures and Options.  Interest rate futures contracts are a type of financial futures contracts that call for the future delivery of U.S. government securities or index-based futures contracts. The value of these instruments changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.

A Fund may, for example, enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if a Fund owns bonds and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contract to the Fund would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have.

Futures and Options — Stock Index Futures Contracts.  A stock index futures contract is a type of financial futures contract that obligates the seller to deliver (and the purchaser to buy) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract’s value. No physical delivery of the underlying stocks in the index is made in the future.

For example, an Equity Fund, Target Date Fund or Asset Allocation Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When a Fund is not fully invested in stocks and it anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to buy.

Futures and Options — Options on Indexes and Yield Curve Options.  Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Futures and Options — Options on Futures Contracts.  The acquisition of put and call options on futures contracts will give a Fund the right, but not the obligation, to sell or to purchase, respectively, the underlying futures contract for a specified price at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but

20	GuideStone Funds

limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

Futures and Options — Options on Stock Index Futures.  The Equity Funds, Target Date Funds and the Asset Allocation Funds may buy and sell call and put options on stock index futures. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

Futures and Options — Cover Requirements.  The Funds will comply with SEC guidelines for covering future commitments that result from certain investment strategies such as futures contracts and options thereon, put and call options and forward currency exchange contracts. SEC guidelines generally require that when entering into such transactions a Fund either (1) set aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) their obligations thereunder. A Fund cannot sell or close out securities, currencies or other options or futures contracts used for cover while these strategies are outstanding, unless the Fund replaces them with similar assets. As a result, if a Fund sets aside a large percentage of its assets to cover such obligations, it runs the risk that portfolio management will be impeded or that it will not be able to meet redemption requests or other current obligations. If the market or fair value of the assets used for cover declines, a Fund will segregate daily additional liquid assets so that the value of the segregated assets will equal the amount of such commitments by the Fund.

A Fund may cover a forward currency exchange contract to sell a currency by owning the currency or securities denominated in the currency, or holding another forward currency exchange contract or call option permitting the Fund to buy the same currency at a price that is (1) no higher than the Fund’s price to sell the currency or (2) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A Fund may cover a forward currency exchange contract to buy a foreign currency by holding another forward currency exchange contract or put option permitting the Fund to sell the same currency at a price that is (1) as high as or higher than the Fund’s price to buy the currency or (2) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

To the extent a Fund enters into a futures contract, it will deposit in a segregated account with its custodian or the futures commission merchant, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract, as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. If the value of the futures contract declines relative to the Fund’s position, the Fund will be required to pay to the futures commission merchant an amount equal to such change in value. If the Fund has insufficient cash, it may have to sell portfolio securities at a time when it may be disadvantageous to do so in order to meet such daily variations in margins.

When selling a call option, a Fund will segregate with its custodian and mark-to-market daily liquid assets that, when added to the amounts deposited as margin, equal the total market value of the investment underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same investment at a price no higher than the strike price of the call option, by owning the instruments underlying the contract or by holding a separate call option permitting the Fund to purchase the same investment at a price not higher than the strike price of the call option sold by the Fund.

Statement of Additional Information	21

When selling a put option, a Fund will segregate with its custodian and mark-to-market daily liquid assets that equal the purchase price of the investment underlying the put option less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same option or by owning a separate put option permitting it to sell the same investment so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

With respect to yield curve options, a call or put option is covered if a Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. A Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

Futures and Options — Future Developments.  The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Funds’ investment goals and legally permissible for the Funds.

High Yield, High Risk Securities.  The Extended-Duration Bond Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade (“lower rated securities”) or that are unrated but deemed equivalent to those rated below investment grade by the Sub-Adviser. The Low-Duration Bond Fund and Medium-Duration Bond Fund may invest up to 15% of their assets in lower rated securities or securities that are unrated but deemed equivalent by a Sub-Adviser. The Global Bond Fund may invest up to 70% of its assets in fixed-income securities that are rated below investment grade or that are unrated but deemed equivalent to those rated below investment grade by a Sub-Adviser. The Defensive Market Strategies Fund may invest up to 35% of its assets in lower rated securities. The lower the ratings of such securities, the greater their risks. Lower rated securities generally offer a higher current yield than that available from higher grade issues and typically involve greater risk.

The yields on lower rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment grade securities, lower rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s NAV per share.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit a Fund’s ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund’s NAV. In cases where market quotations are not available, lower rated securities are valued using guidelines established by the Board of Trustees.

Perceived credit quality in this market can change suddenly and unexpectedly and may not fully reflect the actual risk posed by a particular lower rated or unrated security. Subsequent to its purchase by a Fund, the

22	GuideStone Funds

rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Low-Duration Bond Fund, Medium Duration-Bond Fund, Extended-Duration Bond Fund and the Inflation Protected Bond Fund. In such a case, the Sub-Adviser will take action that it believes to be advantageous to the Fund, including continuing to hold the downgraded securities. However, the Sub-Adviser will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Funds’ holdings of securities that are considered by the Fund to be below investment grade will not exceed 15% of its net assets, as described in the section entitled “Illiquid and Restricted Securities” in this SAI.

Ratings, however, are general and are not absolute standards of quality. There is no guarantee that the ratings provided by ratings agencies will necessarily provide an accurate reflection of the credit quality of the securities they rate. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Illiquid and Restricted Securities.  A Fund will invest no more than 15% (5% with respect to the Money Market Fund) of the value of its net assets in illiquid securities. Generally, an “illiquid security” is any security that cannot be disposed of promptly (i.e., within seven days) and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. It includes, among other things, repurchase agreements maturing in more than seven days. In addition, investments in illiquid securities by the Money Market Fund are subject to the portfolio liquidity requirements of Rule 2a-7 under the 1940 Act.

Subject to this limitation, the Board of Trustees has authorized each Fund to invest in restricted securities where such investment is consistent with the Fund’s investment goals and has authorized such securities to be considered liquid to the extent the Adviser or Sub-Adviser determines that there is a liquid institutional or other market for such securities, such as restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), and for which a liquid institutional market has developed. The Board of Trustees will review periodically any determination by the Adviser or Sub-Adviser to treat a restricted security as liquid, including the Adviser’s or Sub-Adviser’s assessment of current trading activity and the availability of reliable price information.

Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If a Fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the Fund from receiving the value at which the securities are carried on its books at the time of the sale. Alternatively, the Adviser or Sub-Adviser may sell unrestricted securities it might have retained if the Fund had only held unrestricted securities.

Inflation-Indexed Securities.  Inflation-indexed securities issued by the U.S. Treasury, formerly known as “Treasury Inflation-Protected Securities” or “TIPS,” are debt securities whereby principal and interest payments are adjusted for inflation, with interest paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (“CPI”). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment.

Inflation-indexed securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year U.S. Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-indexed security will decline and could result in losses for the fund.

Statement of Additional Information	23

Any increase in the principal of an inflation-indexed security resulting from inflation adjustments is treated for federal income tax purposes as taxable income in the year the increase occurs. For direct holders of an inflation-indexed security, this means that gross income includes those principal adjustments even though the amounts thereof are not received until the security matures. A Fund holding these securities must distribute both interest income and the income attributable to principal adjustments, which distributions will be taxable to its shareholders. See “Taxation.”

Initial Public Offerings.  The Equity Funds may purchase stock in an initial public offering (“IPO”). By definition, an IPO has not traded publicly until the time of its offering. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility. IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. Investing in IPOs entails other risks, including possible high portfolio turnover and limited liquidity.

Interest Rate Sensitivity.  The price of debt securities typically drops as interest rates rise and increases as interest rates drop. Debt securities with a higher average weight dollar duration will typically be more sensitive to interest rate fluctuations than debt securities with a lower average weight dollar duration.

Interest Rate Swaps, Floors and Caps and Currency Swaps.  The Bond Funds may enter into interest rate swaps and may purchase interest rate floors or caps. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Equity Funds and the Bond Funds may also enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

A Fund will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds’ borrowing restrictions.

The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each interest rate or currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to such accrued excess will be segregated by the Funds.

If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, some swaps are, and more in the future may be, centrally cleared. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

Interfund Borrowing and Lending.  The SEC granted the Trust an exemptive order to allow each Fund to participate in a credit facility whereby each Fund, under certain conditions, would be permitted to lend money

24	GuideStone Funds

directly to and borrow directly from other Funds for temporary purposes. It is anticipated that the credit facility, if implemented, will provide a borrowing Fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. However, redemption requests normally are satisfied immediately. The credit facility would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

Investment Companies.  Each Select Fund may invest in shares of other investment companies, to the extent permitted by the 1940 Act and by exemptive orders granted by the SEC. This includes shares of other open- end, management investment companies (commonly called mutual funds), closed-end funds and exchange-traded funds (“ETFs”). Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Adviser or an affiliate, under specified conditions. Among other things, the conditions preclude the investing Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) (“sales charge”), or service fee, as defined in rule 2830(b) of the Conduct Rules of the FINRA, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee. As described in the Prospectus, the Target Date Funds and the Asset Allocation Funds invest primarily in the shares of the Select Funds. The Adviser believes this diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals.

The Funds may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. When investing in securities of other investment companies, a Fund will be indirectly exposed to all the risks of such investment companies’ portfolio investments. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, including operating costs and investment advisory and administration fees. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

In addition, a Fund (other than the Money Market Fund) may invest, subject to certain conditions, cash collateral received in connection with securities lending in shares of a registered fund advised by The Northern Trust Company that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.

Investment Companies — Exchange-Traded Funds.  ETFs are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange. An ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Funds) to invest in their shares beyond the statutory limits on investments in other investment companies governed by Section 12(d)(1)(A) of the 1940 Act, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. The risks of owning an ETF generally reflect the risks of owning the underlying portfolio securities or other financial instruments it holds, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an ETF may fail to closely track the index, if any, that it is designed to replicate. Although the market price of an ETF is related to the ETF’s underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount or premium to net asset value. In addition, a failure to maintain the exchange listing of an ETF’s shares and substantial market or other disturbances could adversely affect the value of such securities. Because

Statement of Additional Information	25

ETFs are listed on an exchange, they may be subject to trading halts, may trade at a discount or premium to their NAV and may not be liquid. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a Fund’s own expenses.

Large Shareholders.  Shares held by large shareholders, including institutional accounts managed by the Adviser and/or its affiliates, as well as investments held by other Funds, may from time to time represent a substantial portion of a Fund’s assets. Accordingly, a Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs and affect the liquidity of a Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Redemptions of Fund shares could also accelerate a Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of a Fund’s shares. A high volume of redemption requests can impact a Fund the same way as the transactions of a single shareholder with substantial investments.

Loan Participations.  Each Bond Fund and the Defensive Market Strategies Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. The Bond Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. In addition, holders of the loans, such as the Funds, may be required to indemnify the agent bank in certain circumstances.

Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation or that the collateral can be liquidated.

The Bond Funds invest in loan participations with credit quality comparable to that of issuers of their securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

26	GuideStone Funds

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loans’ interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of its limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the investment restriction relating to the lending of funds or assets by a Fund.

Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loans and other debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Bond Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Sub-Advisers’ research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund.

Money Market Instruments.  To the extent consistent with its investment objective and strategies, each Select Fund may invest a portion of its assets in short-term high-quality instruments, such as those that are eligible for investment by the Money Market Fund. The Target Date Funds and the Asset Allocation Funds may from time to time invest up to 10% of their assets directly in U.S. Treasury obligations, exchange listed equity futures contracts and exchange listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed-income markets on cash balances. In addition, each Select Fund (except the Money Market Fund), Target Date Fund and Asset Allocation Fund may invest its cash reserves in shares of the Money Market Fund.

Mortgage-Backed Securities.  The Bond Funds and the Money Market Fund may purchase mortgage-backed securities in accordance with their investment strategies as stated in the Prospectus. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. government agency supported mortgage loans or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government. Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by

Statement of Additional Information	27

stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. Since the GSEs were placed into conservatorship, they required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, including payments after the third quarter of 2016 (of $3.0 billion from Fannie Mae and $2.3 billion from Freddie Mac), the GSEs have together paid $255.8 billion to the Treasury in dividends (although those payments do not constitute a repayment of their draws). The FHFA stated that the GSEs may need an injection of Treasury capital in the future. In all, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.

In addition, the future of the GSEs is in serious question as the U.S. government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target four years earlier than previously planned. (As of February 2017, the GSEs have met their interim reduction targets, with Freddie Mac’s balance of $295.4 billion and Fannie Mae’s balance of $268.8 billion.)

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but

28	GuideStone Funds

interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. A Fund may, consistent with a Fund’s investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Freddie Mac Collateralized Mortgage Obligations. Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.

Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Mortgage Dollar Rolls.  The Bond Funds may enter into mortgage dollar rolls. The Bond Funds may purchase pools of mortgage securities for future settlement, generally 30 to 60 days. Please refer to the section entitled “Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions” in this SAI. In a mortgage “dollar roll,” a Bond Fund sells these mortgages for delivery prior to settlement and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) but not identical securities on a specified future date from the same party. To be considered similar, the securities returned to the Bond Funds,

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generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. During the period before the repurchase, the Bond Fund forgoes principal and interest payments on the securities. The Bond Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the investments which have been set aside to cover the amount due at settlement. Another possible reason the Bond Funds may enter into these transactions is to gain the economic benefit from the ownership of mortgage pools while avoiding the administrative cost of accounting for monthly principal and interest payments.

The market value of the mortgage pools may rise prior to the future settlement date which would benefit the Bond Funds. Conversely, the value of the mortgage pools could fall in which case the Bond Funds would incur a loss in market value. Cash, which would be used to purchase the mortgages, will be invested in instruments that are permissible investments for the applicable Bond Funds. Each Bond Fund will hold and maintain, until the settlement date, segregated cash or liquid assets in an amount equal to its forward purchase price.

Mortgages purchased for forward delivery involve certain risks, including a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Bond Fund. There is no assurance that mortgage dollar rolls will be economically beneficial to the Bond Funds.

Municipal Instruments.  The Bond Funds may invest in obligations issued or guaranteed by municipalities and states. Municipal instruments are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities.

Private activity bonds are, or have been, issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved.

The Bond Funds may also invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates.

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Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participations in a lease, an installment purchase contract or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal instruments may be materially adversely affected by litigation or other conditions.

Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. If the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

In addition, municipal instruments may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions that are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal instrument held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described in the section entitled “Foreign Securities and Obligations” in this SAI, letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The Bond Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Funds, under the supervision of the Sub-Adviser, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

Currently, it is not the intention of any Bond Fund to invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state.

Negative Interest Rates.  Recently, certain countries have experienced negative interest rates on deposits and debt instruments that have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. These market conditions may increase a Bond Fund’s exposures to the risks associated with rising interest rates. To the extent a Bond Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Bond Fund could generate a

Statement of Additional Information	31

negative return on that investment. A number of factors may contribute to debt instruments trading at a negative yield including, but not limited to, central bank monetary policies intended to help create self-sustaining growth in the local economy. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. In addition, a move to higher yielding investments may cause investors, including a Fund, to seek fixed-income investments with longer duration and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Bond Fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

Portfolio Turnover Rate.  The higher the portfolio turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs and other direct transaction costs incurred. The Adviser and Sub-Advisers do take these costs into account, since they affect overall investment performance. However, portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings and cash requirements for redemption of shares. Portfolio turnover rates for the Select Funds may be higher than those of mutual funds with a single manager. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. The Target Date Funds and the Asset Allocation Funds experienced significant portfolio turnover volatility as a result of revising the allocations among the Select Funds in 2015. The portfolio turnover rates in 2015 were significantly higher than the portfolio turnover rates in 2016. During 2015, the Growth Equity Fund experienced higher portfolio turnover as a result of Sub-Adviser changes within the Fund; in 2016, it experienced significantly lower portfolio turnover. Additionally, in 2015, the Global Natural Resources Equity Fund experienced higher portfolio turnover as a result of asset allocation changes within the Target Date and Asset Allocation Funds and Sub-Adviser changes within the Fund; in 2016, it experienced significantly lower portfolio turnover. During the 2016 fiscal year, the Low-Duration Bond Fund experienced a significantly lower portfolio turnover than it did in the 2015 fiscal year as a result of decreased use of derivative instruments in response to the changing interest rate environment.

Preferred Stocks.  The Equity Funds and Bond Funds may invest in preferred stock. Preferred stockholders have a greater right to receive liquidation payments, and usually dividends, than do common stockholders. However, preferred stock is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock.

As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element will decline as interest rates and perceived credit risk rises. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Privately Placed and Restricted Securities.  The Global Natural Resources Equity Fund’s investments may include privately placed or restricted securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.

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An Equity Fund may invest in a private investment in public equity (“PIPE”), in which the Fund purchases stock in a private placement of securities. There is a risk that if the market price drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund’s investment. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. The Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective covering the resale, from time to time, of the shares sold in the private financing and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Real Estate Investments.  Each Select Fund may invest in real estate investment trusts (“REITs”) and other real estate-related securities. The Global Real Estate Securities Fund invests at least 80% of its net assets in equity securities of REITs and other real estate-related companies. For purposes of the Global Real Estate Securities Fund’s investment policies, a real estate related company is one that derives at least 50% of its revenue from, or has at least 50% of the value of its assets in, real estate, including the ownership, construction, management or sale of real estate. A REIT is a company dedicated to owning, and usually operating, income-producing real estate or to financing real estate.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The Global Real Estate Securities Fund invests primarily in equity REITs, but may also invest in mortgage and hybrid REITs. These equity securities can consist of common stocks (including REIT and other real estate related securities), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents a significant element of the securities’ value and preferred stocks. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. Generally, increases in interest rates will, decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Adverse economic, business or political developments affecting the real estate sector could have a major effect on the value of a Fund’s investments. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate loans or interests. A tax-qualified REIT is not taxed on its net income and net realized gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, diversification of assets, and sources of income and a requirement that it distribute to its shareholders at least 90% of the sum of its taxable income (other than net capital gain) plus certain “net income from foreclosure property” for each taxable year. A Fund will not invest in real estate directly but only in securities issued by real estate and real estate-related companies, except that a Fund may hold real estate

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and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of securities issued by real estate or real estate-related companies.

In addition, a U.S.-qualified REIT could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or to maintain its exemption from registration under the 1940 Act, and foreign REITs could possibly fail to qualify for any beneficial tax treatments available in their local jurisdictions.

Recent Market Conditions.  The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the United States, to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The United States is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Changes in market conditions will not have the same impact on all types of securities.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. In some countries where economic conditions are still recovering from the 2008 crisis, they are nevertheless perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen.

During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide and make it more difficult for borrowers to obtain financing on attractive terms, if at all. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.

The divergence of monetary policies among the major central banks continued during 2016 creating both risks and potential opportunities for global bond investors. In response to a low unemployment rate and an inflation level near its target, the Federal Reserve increased the federal funds rate by 0.25% in December. In fact, growing evidence such as rising oil prices suggested that price deflation fears for much of the global economy may be waning. Economic growth remained below the long-term averages, however, prompting the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) to continue to purchase securities throughout 2016 in an attempt to drive stronger economic expansion. Notably, the ECB, the BoJ and several smaller European authorities have adopted negative deposit rates for excessive reserves of commercial banks at the respective central bank. The goal of negative deposit rates is to put downward pressure on short-term rates on other types

34	GuideStone Funds

of lending, such as mortgage rates. In theory, it is supposed to provide an economic boost but it weakens the country’s currency. A negative deposit rate results in the lender, the commercial bank, paying the borrower, the central bank, for depositing its reserves with the central bank. The utilization of negative rates began in mid-2014. Since then, for example, the eurozone has experienced increased economic growth, though it is not clear whether the benefits come from the negative rates or if the economy would be worse without the negative rates. This dynamic of differing policies will continue to be a major factor in the relative attractiveness of bonds and currencies around the globe.

The U.S. dollar continued to gain in value relative to other major currencies, including the Great Britain pound, the Japanese yen and the euro. This dollar strength dampened returns for U.S. investors on international bonds denominated in currencies other than U.S. dollars. This trend may well continue should the Fed continue to increase short-term interest rates in the United States while the other major central banks maintain their stimulus efforts.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The precise details and the resulting impact of Brexit are impossible to know for sure at this point. On March 29, 2017, Prime Minister Theresa May provided formal notification of the United Kingdom’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon to the European Council. This formal notification begins a two-year period of negotiations about the terms of the United Kingdom’s exit from the EU. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The decision may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

The situation in the financial markets following the 2008 financial crisis resulted in calls for increased regulation, and the need of many financial institutions for government help gave lawmakers and regulators new leverage to revise the regulatory framework. In the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) initiated a dramatic revision of the U.S. financial regulatory framework that has continued to unfold over the intervening years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation, some in ways that are still unforeseeable. Full compliance with some of the implementing regulations is not yet required. Although not all of the regulations have been adopted or fully implemented yet, and it is not clear what their ultimate impact may be, such reforms will likely have significant impacts on the financial industry and the value of a Fund’s investments. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain. The regulatory changes have caused some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. This situation has been further complicated by an executive order issued by President Trump directing federal agencies to review whether their Dodd-Frank regulations are causing excessive burdens, and by legislation being developed in Congress that would repeal or modify many provisions of the Dodd-Frank Act.

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The regulators that have been charged with the primary responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by 1940 Act funds. In 2012, the CFTC adopted a revision to one of its rules that either restricts the use of derivatives by a 1940 Act fund or requires the fund’s adviser to register as a commodity pool operator. In December 2015, the SEC published a proposed new Rule 18f-4 that would limit the ability of 1940 Act funds to enter into derivatives transactions. This rule was not finalized before the new administration came into office, and it is not clear if any further SEC regulation of mutual funds’ use of derivatives will be adopted.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination from certain U.S. federal securities regulations, including those under the 1940 Act, of references to or requirements to rely on credit ratings issued by nationally recognized statistical rating organizations. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the markets in which they will trade. Central clearing also entails the use of assets of a 1940 Act fund to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates. Margin requirements for cleared derivatives will be imposed by clearing organizations and for uncleared derivatives by regulators. The banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The first compliance date was September 1, 2016, for the firms that are very active in the swaps market. Initial margin requirements will be phased-in over a four-year period ending September 1, 2020. After the financial crisis, the U.S. Congress passed the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), which initiated a dramatic revision of the U.S. financial regulatory framework that has continued to unfold over several years. In several respects, the statutory provisions of the Dodd-Frank Act significantly change the ways in which investment products are marketed, sold, settled or terminated. The various financial regulators were required to promulgate regulations to implement Dodd-Frank’s requirements, such as adopting regulations and guidance on the use of derivatives by 1940 Act funds.

The next compliance date, March 1, 2017, was the date on which swap dealers were supposed to begin to post and collect variation margin on uncleared swaps with and from counterparties that are financial end-users, including 1940 Act Funds. However, in February 2017, the various global regulators took action or announced guidance that will provide relief from the March 1, 2017 compliance date regarding variation margin for a six-month period ending September 1, 2017. Swap dealers will be expected to phase in compliance over that period.

Acceptable collateral for initial and variation margin purposes will be limited to high-quality, highly liquid instruments, some of which may be credited at less than current market value when posted as margin. In addition, the long-term sovereign credit rating of the U.S. has been downgraded in recent years. These factors could lead to an increasing scarcity of acceptable collateral to post as margin for derivatives, which has the potential to increase the cost of entering into certain derivative transactions.

Because the impact of these events on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities. For example, as a result of recent events involving Ukraine and Russia, the United States and the EU have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and

36	GuideStone Funds

have limited trade with Russia. Due to ongoing geopolitical conflicts, the United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. In response, Russia may undertake countermeasures or retaliatory actions, which may further impair the value and liquidity of a Fund’s investments.

Repurchase Agreements.  Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund’s custodian or subcustodian (if any) or in the Fed/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay and costs in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements.  Each Select Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreement”). The Funds may use the proceeds of a reverse repurchase agreement to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Securities Lending.  The Select Funds may lend portfolio securities provided the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, obligations issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. The Funds do not have the right to vote on securities while they are on loan. However, it is the Funds’ policy to attempt to terminate loans in time to vote those proxies that a Fund has determined are material to the interests of the Fund. The Adviser believes the risk of loss on these transactions is slight, because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

The Funds have received an exemptive order from the SEC that permits each Fund to compensate The Northern Trust Company or an affiliated company of The Northern Trust Company for services provided as securities lending agent in connection with the Funds’ participation in a securities lending program. The exemptive order, upon which the Funds do not currently rely, would apply in circumstances where The Northern Trust Company or its affiliate served as a sub-adviser to one or more Funds. Currently, The Northern Trust Company serves as custodian for the Funds. The exemptive order would also permit the Funds (except the Money Market Fund) to invest, subject to certain conditions, cash collateral received in connection with securities lending in shares of a registered fund advised by The Northern Trust Company that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.

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Securities Ratings Information.  The Funds may use ratings from rating agencies to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. There is no guarantee that the ratings provided by these agencies will necessarily provide an accurate reflection of the credit quality of the securities that they rate.

Short Sales. In these transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of its assets. The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Target Date Funds, Asset Allocation Funds and Bond Funds may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.
While short sales by a Fund create opportunities to increase the Fund’s return, at the same time, they involve specific risk considerations. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Small Company Securities.  The Small Cap Equity Fund, which invests mainly (at least, and typically more than 80% of its net assets, plus borrowing for investment purposes, if any) in securities issued by smaller companies, and the Global Real Estate Securities Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund are principally subject to the risks associated with investments in securities of small capitalization companies. All of the other Equity Funds may also invest in securities issued by smaller companies. Investing in the securities of smaller companies involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that because the NAV of the Small Cap Equity Fund’s, Global Real Estate Securities Fund’s, Emerging Markets Equity Fund’s and Global Natural Resources

38	GuideStone Funds

Equity Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500® Index.

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

Socially Responsible Investing.  The Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. Socially responsible investing, in accordance with the GuideStone Financial Resources stated policy, is an integral part of the investment program of the Trust. The implementation of the Funds’ social investment guidelines is overseen by members of the Adviser’s executive and senior management team.

It is important to understand that in certain cases it may be more difficult to implement the Funds’ social investment guidelines. Socially responsible investing outside the United States is often more challenging due to a vastly larger universe of securities and varying laws and regulations governing disclosure requirements. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply social investing guidelines abroad than it is in the United States. In addition, it can be more difficult to implement the Funds’ social investment guidelines with respect to portfolios that are managed using quantitative investment management processes. The Adviser consistently evaluates portfolios for companies that violate the guidelines and places these companies on a restricted list as it becomes aware of them. There is also the possibility that a company held by a Fund may subsequently become involved in products, services or activities, through a corporate acquisition or change of business strategy, that causes the company to become inconsistent with the Trust’s social investment guidelines. Accordingly, there is the risk that, from time to time, securities acquired by a Fund subsequently will be determined to be inconsistent with the Trust’s social investment guidelines. When a Fund becomes aware that it has invested in such a security, the Fund will seek to eliminate the position as soon as reasonably possible, which could result in a loss or gain to the Fund.

Stripped Obligations.  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Fed book-entry record-keeping system. The Fed program as established by the U.S. Treasury is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” The Select Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Funds are able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, to the extent consistent with its investment objective and strategies, a Select Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Fed Bank or, in the case of bearer securities (i.e., unregistered securities that are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion,

Statement of Additional Information	39

purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal income tax purposes. The Funds are unaware of any binding legislative, judicial or administrative authority on this issue.

The Select Funds may buy U.S. Treasury inflation-linked securities. When a Fund buys inflation-indexed securities, the U.S. Treasury pays the Fund interest on the inflation-adjusted principal amount. Competitive bidding before the security’s issue determines the fixed interest or coupon rate. At maturity, the U.S. Treasury redeems the Fund’s securities at their inflation-adjusted principal or par amount, whichever is greater. U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Every six months, the U.S. Treasury will pay interest based on a fixed rate of interest at auction. Semiannual interest payments are determined by multiplying the inflation-adjusted principal amount by one-half the stated rate of interest on each interest payment date.

Other types of stripped securities may be purchased by the Bond Funds and the Money Market Fund including stripped mortgage-backed securities (“SMBS”). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest payments (“interest only”) while the other class receives all of the principal repayments (“principal only”). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest is generally higher than prevailing market yields on other mortgage-backed obligations because its cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

Structured Notes.  The Bond Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by entities such as industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in certain factors such as a foreign currency, an index of securities (such as the S&P 500® Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced. Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). Also, they can be used to hedge the risks associated with other investments a Fund holds.

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Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Sub-Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Sub-Adviser’s forecast as to changes in relevant economic financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative instruments.

Supranational Organization Obligations.  The Bond Funds and Defensive Market Strategies Fund may invest in obligations of supranational organizations. Supranational organizations are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational organizations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

Swaps — Generally.  The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A Fund’s investment in swaps may involve a small investment relative to the amount of risk assumed. If the Sub-Adviser is incorrect in its forecasts, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The risks of swap agreements depend upon the other party’s creditworthiness and ability to perform, as well as the Fund’s ability to terminate its swap agreement or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and largely unregulated. In accordance with SEC requirements, a Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements. When an agreement provides for netting the payments by the two parties, the Funds will segregate only the amount of its net obligation, if any.

Swaps — Equity Swaps.  Each Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

An Equity Fund will usually enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of

Statement of Additional Information	41

payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ potential exposure, the Funds and their Sub-Advisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

Swaps — Credit Default Swaps.  Each Bond Fund may use credit default swaps. A credit default swap is a type of insurance against default by an issuer. The owner of protection pays an annual premium to the seller of protection for the right to sell a bond equivalent to the amount of the swap in the event of a default on the bond. It is important to understand that the seller of protection is buying credit exposure and the buyer of protection is selling credit exposure. The Bond Funds may act as seller or buyer. The premium on a credit default swap is paid over the term of the swap or until a credit event occurs. In the event of a default, the swap expires, the premium payments cease and the seller of protection makes a contingent payment to the buyer.

Swaps — Currency Swaps.  The Equity Funds and the Bond Funds may enter into currency swaps, as described in the section entitled “Interest Rate Swaps, Floors and Caps and Currency Swaps” in this SAI. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

Swaps — Swaptions. The Funds may enter into a swaption (swap option) to manage exposure to fluctuations in interest rates and to enhance portfolio yield. In a swaption, the buyer, by paying a non-refundable premium for the option, gains the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date pursuant to the terms of the swaption. In some instances, a swaption may provide the buyer the right, but not the obligation, to shorten, extend, cancel or otherwise modify an existing swap agreement at a designated time on specified terms. In contrast, the writer (seller) of a swaption, in exchange for a premium, becomes obligated (if the option is exercised) to enter into a previously agreed upon swap agreement, or to perform on an existing swap agreement in accordance with the modifications permitted by the swaption, on a future date pursuant to the terms of the swaption.

Depending upon the terms of the agreement, a Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it only risks losing the premium it paid should it decide to let the swaption expire unexercised. However, when a Fund writes (sells) a swaption, upon exercise of the swaption, the Fund will become obligated according to the terms of the underlying previously agreed upon swap agreement, and may be obligated to pay an amount of money that exceeds the sum of the value of the premium that it received for writing (selling) the swaption plus the value that it received pursuant to the terms of the underlying swap. In addition, the Funds bear the market risk arising from any change in index values or interest rates. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, interest rate and other risks associated with both option contracts and swap contracts. The risks are set forth in the sections entitled “Futures and Options” and “Swaps” in this SAI.

Swaps — Total Return Swaps.  Each Select Fund may enter into total return swaps. This gives a Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.

Temporary Defensive Positions.  For temporary defensive purposes, the Funds may invest without limit in short-term high-quality money market obligations such as those eligible for purchase by the Money Market Fund. The Funds may also, for temporary defensive purposes, invest in shares of the Money Market Fund.

The Equity Index Fund.  The Equity Index Fund seeks total return matching the total return performance of the S&P 500® Index. The S&P 500® Index is a market value-weighted index consisting of 500 common stocks that are traded on the New York Stock Exchange (“NYSE”), NYSE MKT LLC (formerly, American Stock

42	GuideStone Funds

Exchange and NYSE Amex Equities, respectively) and the Nasdaq National Market System and selected by Standard & Poor’s® through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor’s® primary objective for the S&P 500® Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500® Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected for inclusion by Standard & Poor’s® because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor’s® makes no representation or warranty, implied or express, to purchasers of Equity Index Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the S&P 500® Index to track general stock market performance.

The Equity Index Fund is subject to the risk of tracking variance. It may exclude the stocks of certain companies included in the S&P 500® Index that are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. Tracking variance may also result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Fund, and the resulting transaction costs may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate organizations are made to conform the Fund’s holdings with its investment objective. Tracking variance may also occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the S&P 500® Index or the manner in which the S&P 500® Index is calculated or because the indexing and investment approaches of the Sub-Advisers do not produce the intended goal of the Fund. Tracking variance is monitored by the Adviser at least quarterly. If the performance of the Equity Index Fund is not comparable to the performance of the S&P 500® Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Fund’s investment objective.

The Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (“S&P®”). S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly, or the ability of the S&P 500® Index to track general stock market performance. S&P®’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to the Trust or the Fund. S&P® has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN, AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Statement of Additional Information	43

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The Money Market Fund.  The Money Market Fund is subject to diversification requirements. It will not invest more than 5% of its total assets in the securities (including securities collateralizing a repurchase agreement) of a single issuer, except that it may invest in U.S. government securities or repurchase agreements that are collateralized by cash or U.S. government securities without any such limitation.

The Money Market Fund’s diversification tests are measured at the time of initial purchases and are calculated as specified in Rule 2a-7 under the 1940 Act, which may allow the Fund to exceed limits specified in the Prospectus and this SAI for certain securities subject to guarantees or demand features. The Fund will be deemed to satisfy the maturity, diversification liquidity, and quality requirements described in the Prospectus and this SAI to the extent it satisfies Rule 2a-7 requirements.

U.S. Government Obligations.  Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and stripped U.S. Treasury obligations and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations such as GNMA participation certificates are backed by the full faith and credit of the U.S. Treasury. However, GSEs are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases. For more information, see the sections entitled “Asset-Backed Securities” and “Mortgage-Backed Securities” in this SAI.

Variable and Floating Rate Instruments.  The Bond Funds, Money Market Fund and Defensive Market Strategies Fund may invest in variable and floating rate instruments to the extent consistent with their investment objectives and policies described in the Prospectus and, in the case of the Money Market Fund, consistent with Rule 2a-7 under the 1940 Act. Generally, the Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may, subject to applicable SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument is of the minimum required credit quality for a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments eligible for purchase by the Funds include variable amount master demand notes (which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate), U.S., Yankee and Eurodollar floating rate notes and (except for the Money Market Fund) leveraged inverse floating rate debt instruments and notes (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage interest in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating

44	GuideStone Funds

rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Sub-Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments (including inverse floaters) held by a Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

Warrants and Rights.  The Select Funds may purchase warrants and rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants and rights do not necessarily correlate with the prices of the underlying shares. The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Yankee Bonds.  To the extent consistent with their respective investment policies, the Bond Funds and the Defensive Market Strategies Fund may invest in Yankee bonds. These are U.S. dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involves certain risks that are not typically associated with investing in domestic securities. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI.

Zero Coupon, Pay-In-Kind and Capital Appreciation Securities.  To the extent consistent with its investment policies, each Bond Fund may invest in zero coupon securities, capital appreciation and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation securities are debt securities issued or sold at a discount from their face value (“original issue discount”) and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, capital appreciation and PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, a Fund is nonetheless required to accrue original issue discount and other non-cash income (such as additional securities paid interest on PIK securities) on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to federal income tax. (For more information, see the section entitled “Taxation — Tax Treatment of Fund Investments” in this SAI.) Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy these distribution requirements.

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Investment Restrictions

No Fund may invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. These investment restrictions may only be changed by the vote of the majority of the outstanding shares of the Trust, and not an individual Fund. A “majority of the outstanding shares of the Trust” is defined as greater than 50% of the shares shown on the books of the Trust or its transfer agent as then issued and outstanding, voted in the aggregate, but does not include Shares which have been repurchased or redeemed by the Trust.

Fundamental Investment Restrictions.  The following investment restrictions are applicable to each Fund and are considered fundamental, which means that they may only be changed by the vote of a majority of a Fund’s outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of such Fund’s outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of such Fund’s outstanding shares. The Funds may not:

1.	All Funds Except the Global Natural Resources Equity Fund: Purchase securities which would cause 25% or more of the value of a Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, except that this restriction does not apply to (1) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, (2) the Money Market Fund securities issued by domestic banks or (3) the Global Real Estate Securities Fund, securities in the real estate industry.

The Global Natural Resources Equity Fund:  The Global Natural Resources Equity Fund will invest more than 25% of the value of the Fund’s total assets in securities of companies considered to be principally engaged in natural resources industries.

The Global Real Estate Securities Fund:  The Global Real Estate Securities Fund concentrates its assets in the real estate industry by investing more than 25% of the value of the Fund’s total assets at the time of such purchase in securities of issuers in the real estate industry.

2.	Borrow money or issue senior securities as defined in the 1940 Act, provided that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of such borrowings, (b) a Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes and (c) a Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.

3.	With respect to 75% of a Fund’s total assets, purchase securities of any one issuer if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. The Money Market Fund is further subject to the diversification requirements of Rule 2a-7 under the 1940 Act.

4.

Make loans or lend securities, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction: (1) the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered

46	GuideStone Funds

the making of a loan; and (2) the participation of each Fund in a credit facility whereby the Funds may directly lend to and borrow money from each other for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered the making of loans.

5.	Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation and except that a Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

6.	Underwrite securities issued by any other person, except to the extent that a Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

7.	Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but a Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivatives. This policy does not prohibit a Fund from purchasing shares of registered investment companies or exchange-traded pooled investment vehicles that have direct or indirect commodity investments.

Non-Fundamental Investment Restrictions.  Each Fund’s investment objective is a non-fundamental policy of the Fund. Additionally, the Funds have adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. Unless otherwise indicated, these non-fundamental restrictions apply to all the Funds.

1.	A Fund shall not invest in companies for purposes of exercising control or management.

2.	A Fund shall not purchase securities on margin, except that a Fund may obtain short-term credits necessary for the clearance of transactions and may make margin deposits in accordance with Commodity Futures Trading Commission regulations in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

3.	A Fund shall not sell securities short, unless the Fund owns or has the absolute and immediate right to acquire securities equivalent in kind and in the amount equal to the securities sold short without additional cash consideration or, if additional cash consideration is required to exercise the right to obtain the securities, liquid assets in the amount of such cash consideration is segregated. Provided, however, that the Funds may maintain short positions in U.S. Treasury securities and in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

4.	A Fund shall not purchase any portfolio security while borrowings representing more than 15% of the Fund’s total assets are outstanding (investment in repurchase agreements will not be considered to be loans for purposes of this restriction).

5.	A Fund shall invest no more than 15% (5% with respect to the Money Market Fund) of the value of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

6.

A Fund may invest in shares of investment companies only to the extent permitted by the 1940 Act and the rules thereunder and by exemptive orders granted by the SEC. If shares of a Fund are purchased by another registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other investment

Statement of Additional Information	47

company, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

7.	Each of the Bond Funds and each of the Equity Funds (other than the Defensive Market Strategies Fund) shall not change its policies regarding the investment of 80% of its assets consistent with its name without 60 days’ prior notice to its shareholders.

8.	The Money Market Fund shall invest at least 99.5% of its total assets in Government securities, cash and repurchase agreements collateralized fully by Government securities or cash. For purposes of this policy, “Government securities” means any securities issued or guaranteed as to principal or interest by the United States, or by any person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit of the foregoing. The Fund intends to operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. This 99.5% policy shall not change without 60 days’ prior notice to shareholders.

If a percentage restriction on the investment or use of assets set forth in the Prospectus or this SAI is adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation. However, notwithstanding the foregoing, borrowing for investment purposes made pursuant to Section 18(f)(1), if any, will comply with the percentage limitations imposed by that Section subsequent to the incurrence of the borrowings. As noted above, the Funds exclude “municipal securities” from their policies on industry concentration. Solely for purposes of this restriction, the Funds treat securities the interest on which is excludable from gross income for federal income tax purposes that are issued by non-governmental issues as being part of the industry of which that issuer is a part, and thus subject to that restriction. It is the intention of the Funds, unless otherwise indicated, that with respect to their policies that are a result of application of law, they will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws. None of these restrictions are intended to limit investments by the Target Date Funds and the Asset Allocation Funds in shares of the Select Funds.

Management of the Funds

The Board of Trustees.  The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to oversee the management of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Only shareholders of the Trust, by a vote of a majority of the outstanding shares, may fill vacancies or otherwise elect a Trustee. The Board is comprised of nine individuals, two of whom are considered “interested” Trustees as defined by the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources. The remaining Trustees are deemed to be not “interested persons” of the Trust as defined by Section 2(a)(19) of the 1940 Act (“Independent Trustees”).

Board Role in Risk Oversight.  The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Adviser or its

48	GuideStone Funds

affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Trust’s Chief Compliance Officer, and in connection with each scheduled meeting, the Trust’s Independent Trustees meet separately from the Adviser and Trust management, with the Trust’s Chief Compliance Officer and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Leadership Structure.  The Chairman of the Board of Trustees is an Independent Trustee and holds no management position with the Trust or its Adviser, Sub-Advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board’s majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust’s Adviser and service providers.

Information About Each Trustee’s Qualifications, Experience, Attributes or Skills.  GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and interested Trustees must also be members of the Board of Trustees of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board of the Trust); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee also considers how each nominee would affect the composition of the Board of Trustees. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal is a board consisting of trustees with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board’s committee structure.

Statement of Additional Information	49

The Trustees and executive officers of the Trust, their ages, business address and principal occupations and prior directorships during the past five years are set forth in the following table.

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2004	Senior Credit Officer, NewBridge Bank, 2014 - present; Chief Credit Officer, CapStone Bank, 2011 - 2014 (bank acquired by NewBridge Bank).	25	None
Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2014	Certified Public Accountant, 1987 - present.	25	GuideStone Financial Resources — Board of Trustees Member, 2004 — 2012; GuideStone Funds — Board of Trustees, Interested Trustee, 2005 — 2012.
Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2016 - present; Certified Public Accountant, 2015 - present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 - 2015; Executive Director, Society of Louisiana CPAs, 1995 - 2012.	25	Neighbors Federal Credit Union — Vice-Chairman of the Board; Stonetrust Commercial Insurance Company — Board of Directors Member and Chairman of Audit Committee
Christopher W. Kersey, MD, MBA (1969) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2017	Founding Managing Partners, Havencrest Healthcare Capital Partners, 2016 - present; Managing Member and Partner, Camden Partners Holdings, LLC - Registered Investment Adviser, 2008 - 2016.	25	Essence Group Holdings Corporation — Board of Directors Member; IPG — Board of Directors Member; Metabolon — Board of Directors Member; Paragon Bioservices — Board of Directors Member; PatientSafe Solutions — Board of Directors Member; Johns Hopkins Medicine International — Chairman of the Board, 2011 — present; Johns Hopkins Medicine — Board of Trustees Member, 2010 — present; The Johns Hopkins Hospital — Board of Trustees Member, 2010 — present; The Johns Hopkins Hospital Endowment Fund — Board of Directors Member, 2010 — present; The Johns Hopkins Carey Business School — Member of the Health Care Advisory Board of Directors, 2012 — present.
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2002	Independent Consultant, 2010 - present; Director of Public Policy, North Greenville University, 2011 - 2016; Contractor, Interim Director of Public Policy, South Carolina Baptist Convention, 2017 -present; Contractor, South Carolina Citizens for Life, 2014 - present.	25	None

50	GuideStone Funds

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years

Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 - 2003.	25	None
Kyle L. Tucker (1981) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2013	Vice President and Financial Advisor - CAPTRUST Financial Advisors, 2006 - present	25	Fellowship of Christian Athletes (NC) Triangle Board, 2012 — 2015; NC Values Coalition Board, 2015 — present; College Golf Fellowship, 2012 — Present.
INTERESTED TRUSTEES[2]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2012	Owner, Encompass Financial Services, Inc., 1985 - present; Manager, Private Partners Opportunity Fund, LLC, 2011 - present.	25	GuideStone Financial Resources — Board of Trustees Member, June 2010 — present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 — present; Pioneer Spirit Foundation — Board of Trustees Member, 1993 — present; GuideStone Capital Management, Board of Directors Member, July 2011 — July 2012 Cherokee Strip Foundation — Board of Trustees Member, 2013 — present; Enid Regional Development Alliance — Board of Trustees Member, 2010 — present; Leadership Oklahoma — Board of Trustees Member, 2015 — present.
James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2010	Retired	25	GuideStone Financial Resources — Board of Trustees Member, June 2008 — present; GuideStone Advisors — Board of Directors Member, July 2008 — present; GuideStone Financial Services — Board of Directors Member, July 2008 — present
OFFICERS WHO ARE NOT TRUSTEES[3]
Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Compliance Officer and AML Officer	Since 2009	Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, June 2009 - present; Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, 2008 - May 2009.	N/A	N/A
Melanie Childers (1971) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President — Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 - present; Director, Funds Administration and Operations, GuideStone Financial Resources, 2009 - 2014.	N/A	N/A
John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1498 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 - present.	N/A	N/A

Statement of Additional Information	51

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years

Patrick Pattison (1974) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 - present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 - 2015.	N/A	N/A
Matt L. Peden (1967) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 - present; Director of Portfolio Management, GuideStone Financial Resources, 2010 - 2015.	N/A	N/A
Matthew A. Wolfe (1982) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Legal Officer and Secretary	Since 2017	Associate Counsel - Investment and Corporate Services, GuideStone Financial Resources, 2015 - present; Vice President and Assistant General Counsel, Goldman Sachs & Co., 2012 - 2015; Associate, Dechert LLP, 2007 - 2012.	N/A	N/A
(1)	Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.
(2)	Messrs. Evans and Hixson are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources.
(3)	The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

In addition to the information set forth in the trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Independent Trustee:

William Craig George.  Mr. George has been the Chairman of the Board of Trustees of the Trust since January 2015 and a member of the Board of Trustees since September 2004. He has been employed with NewBridge Bank (previously, CapStone Bank) since 2011 and currently serves as the Senior Credit Officer. In his role with NewBridge Bank, Mr. George underwrites and approves loans. Additionally, he oversees bank loan policy and bank lending compliance. He was previously employed with SunTrust Bank as an Executive Vice President/Regional Credit Officer. He has served on the board of the Pregnancy Life Care Center of Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

Thomas G. Evans.  Mr. Evans is Owner of Encompass Financial Services, Inc. and Custom Land Management, LLC. He is also a Manager for Private Partners Opportunity Fund, LLC. He is currently Chairman of the Board of Directors for the Baptist Foundation of Oklahoma and a member of the Board of Trustees of the Pioneer Spirit Foundation. Mr. Evans holds a Bachelor of Science degree in Business Administration from Northwestern Oklahoma State University and Master of Business Administration degree from Marylhurst University. Mr. Evans was previously a member of the Board of Directors of GuideStone Capital Management and currently serves on the Board of Trustees of GuideStone Financial Resources.

Barry D. Hartis.  Mr. Hartis is currently self-employed as a CPA. Previously, he served as a CPA with Haynes Strand and Company, PLLC. Mr. Hartis was the Vice President, Eastern Region of the North Carolina Baptist

52	GuideStone Funds

Men’s Association. He is a former member of the Board of Directors of the North Carolina Association of CPAs and a member of the American Institute of CPAs. Mr. Hartis has served as the Vice President for Business and Finance with Gardner-Webb University, the Vice President for Administrative Services with the College of the Albemarle and the Vice President for Business and Finance with Greensboro College. Mr. Hartis holds a Bachelor of Science degree in Accounting from the University of North Carolina at Charlotte and also holds a Certificate of Completion from the College Business Management Institute, the University of Kentucky.

Grady R. Hazel.  Mr. Hazel serves as Chief Financial Officer at The Dunham School and is self-employed as a CPA. Previously, he served as a G400 Relations Manager for the American Institute of Certified Public Accountants, where he acted as a liaison to CPA firms that have 101 to 400 CPAs. Prior to that role, he was employed by the Society of Louisiana CPAs as an Executive Director. He is currently Vice-Chairman of the Board of Directors of Neighbors Federal Credit Union. In addition, he serves on the board of Stonetrust Commercial Insurance Company, where he is also Chairman of the Audit Committee. Mr. Hazel is a CPA and a Chartered Global Management Accountant (CGMA). Mr. Hazel holds a Bachelor of Science degree and a Master of Business Administration degree both from Louisiana State University.

James W. Hixson.  Mr. Hixson is a former school administrator with Bath Community Schools in Bath, Michigan, where he served for 23 years in various positions, including middle school principal and superintendent. Throughout the years, he has also been active in the Bath community through membership and officer positions of civic and service organizations. He is a past board member of the Central Baptist Association and the Michigan Southern Baptist Foundation. Mr. Hixson holds a Bachelor of Arts degree from Tennessee Temple College, a Bachelor of Divinity degree from Central Baptist Theological Seminary, a Master of Religious Education degree from Temple Baptist Theological Seminary and a Master of Arts degree and an Educational Specialist degree from Michigan State University. Mr. Hixson currently serves on the Boards of Trustees of GuideStone Financial Resources, GuideStone Advisors and GuideStone Financial Services.

Christopher W. Kersey,  MD, MBA. Dr. Kersey is the Founding Managing Partner at Havencrest Healthcare Capital Partners. Previously, he was a Managing Member and Partner of Camden Partners Holdings, LLC, an SEC-registered investment adviser that provides services to private investment funds. In this capacity, he focused on private equity investments in the health care and business services industries. Dr. Kersey currently serves on multiple Johns Hopkins boards as well as serving on the boards of directors for several portfolio companies. Dr. Kersey holds a Bachelor of Arts degree in Human Biology from Stanford University, a Master of Business Administration degree in Finance from Harvard Business School and a Doctor of Medicine degree from Emory University School of Medicine.

Joseph A. Mack.  Mr. Mack served as the Chairman of the Board of Trustees of the Trust from June 2005 until January 2015 and has been a member of the Board of Trustees since March 2002. He currently serves as an independent consultant and is the former Director of Office of Public Policy of the South Carolina Baptist Convention, where he served for 12 years. Prior to that role, he served the state of South Carolina as the Deputy Director of the state’s Retirement System, Deputy Director of the Division of Human Management and Deputy Executive Director of the Budget and Control Board. Mr. Mack has also served on several foundations and committees. He received a Bachelor of Science in Business Administration from Florida State University.

Franklin R. Morgan.  Mr. Morgan is a former Senior Vice President/Director with Prudential Securities. He served with Prudential Securities and predecessor firms for 41 years, and his final position with the firm was as Senior Vice President, Director of International Administration. Mr. Morgan’s main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business quality-compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Stock Exchange Disciplinary Board.

Statement of Additional Information	53

Kyle L. Tucker.  Mr. Tucker currently serves as Vice President and Financial Advisor at CAPTRUST Financial Advisors. In this capacity, he provides advice to retirement plans and personal investment accounts such as designing and implementing customized financial plans, developing investment models and selecting and monitoring of mutual funds and investment managers. Mr. Tucker holds a Bachelor of Science degree in Business Management from North Carolina State University. In addition, he is a CERTIFIED FINANCIAL PLANNER (CFP®) and holds the Series 6, 7 and 66 securities registrations.

The Board’s Committees

Currently, the Board has an Audit Committee, Compliance and Risk Committee, Investment Management Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. George, Hartis, Hazel, Mack, Morgan and Tucker and Dr. Kersey. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2016, there were four meetings of the Audit Committee.

Compliance and Risk Committee.  The Board has a Compliance and Risk Committee comprised of Messrs. Evans, Hartis and Morgan, the majority of whom are Independent Trustees. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and procedures; and (3) act as a liaison between the chief compliance officer of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2016, there were four meetings of the Compliance and Risk Committee.

Investment Management Committee.  The Board has an Investment Management Committee comprised of only Independent Trustees, Messrs. George, Hazel and Tucker. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements; (2) make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust’s management or further discussion or review by the Board; and (4) serve as a liaison between the Trust’s management and the Board involving changes in Fund investment objectives and strategies, changes at the Adviser or Sub-Advisers and other material developments related to the investment management of the Funds that may warrant Board consideration. The Investment Management Committee was established in August 2011. During the fiscal year ended December 31, 2016, there were five meetings of the Investment Management Committee.

Nominating Committee.  The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. George, Hartis, Hazel, Mack, Morgan and Tucker and Dr. Kersey. The Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2016, there were three meetings of the Nominating Committee.

54	GuideStone Funds

Shareholders owning 50% or more of the outstanding voting securities of the Trust may submit nominations for Trustee candidates in writing to the attention of Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

Security and Other Interests.  The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him), as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies

INTERESTED TRUSTEES
Thomas G. Evans	Over $100,000 in the MyDestination 2025 Fund	Over $100,000
James W. Hixson	NONE	NONE
INDEPENDENT TRUSTEES
William Craig George	NONE	NONE
Barry D. Hartis	NONE	NONE
Grady R. Hazel	NONE	NONE
Christopher W. Kersey, MD, MBA	NONE	NONE
Joseph A. Mack	$50,001-$100,000 in the Low-Duration Bond Fund $10,001-$50,000 in the Medium-Duration Bond Fund $10,001-$50,000 in the Inflation Protected Bond Fund	Over $100,000
Franklin R. Morgan	NONE	NONE
Kyle L. Tucker	$1-$10,000 in the Growth Allocation Fund $1-$10,000 in the Aggressive Allocation Fund	$1-$10,000

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of April 13, 2017.

As of December 31, 2016, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s Adviser, Sub-Advisers or Underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Advisers or Underwriter.

Mr. Mack is a beneficiary of the 403(b)(9) Retirement Plan of the South Carolina Baptist Convention sponsored by GuideStone Financial Resources.

The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

The Adviser.  The Funds have employed GuideStone Capital Management, LLC, a Texas limited liability company, as the Adviser. GuideStone Financial Resources controls the Adviser. GuideStone Financial Resources also controls GuideStone Trust Services, a Texas non-profit corporation that serves as custodian of certain individual retirement accounts (“IRAs”) invested in the Funds. Thus, the Trust, the Adviser and GuideStone Trust Services are under the common control of GuideStone Financial Resources. GuideStone Financial Resources was established in 1918 and exists to assist churches and other Southern Baptist entities by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. GuideStone Financial Resources is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia non-profit corporation, is the sole member.

The Sub-Advisers.  The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric Portfolio Associates LLC (“Parametric”) whereby Parametric is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. Under the agreement, Parametric, may from time to time invest in long and/or short positions in U.S. Treasury securities and derivative instruments such as futures

Statement of Additional Information	55

contracts within the Target Date Funds and the Asset Allocation Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

In addition, the Adviser and the Trust have entered into Sub-Advisory Agreements with the Sub-Advisers to manage each Select Fund’s investment securities. It is the responsibility of the Sub-Advisers, under the general supervision of the Adviser, to make day-to-day investment decisions for the Select Funds. The Sub-Advisers also place purchase and sell orders for portfolio transactions of the Select Funds in accordance with each Select Fund’s investment objectives and policies. The Adviser allocates the portion of each Select Fund’s assets for which a Sub-Adviser will make investment decisions. The Adviser may make reallocations at any time in its discretion.

Advisory Fees.  Under the Advisory Agreement and Sub-Advisory Agreements, each Fund pays to the Adviser and its Sub-Advisers advisory fees, which are computed daily and paid monthly, based on annual rates of the Fund’s average net assets. For Funds with more than one share class, the fee is allocated daily to each share class based on the proportionate net assets of each share class in relation to the net assets of the Fund as a whole.

For the past three fiscal years ended December 31, advisory fees paid to the Adviser and the aggregate advisory fees paid to the Sub-Advisers were as follows:

	2016		2015		2014
Fund	Paid to Adviser	Paid to Sub- Advisers	Paid to Adviser	Paid to Sub- Advisers	Paid to Adviser	Paid to Sub- Advisers
MyDestination 2015	$509,301	$7,985	$485,632	$7,751	$467,521	$7,385
MyDestination 2025	777,736	13,152	690,981	12,336	607,984	10,943
MyDestination 2035	427,938	9,450	381,291	8,760	329,769	7,596
MyDestination 2045	311,934	6,941	273,297	6,291	234,348	5,325
MyDestination 2055	48,857	1,125	32,806	788	21,762	542
Conservative Allocation	371,924	5,384	313,357	4,430	319,238	4,626
Balanced Allocation	1,491,723	31,095	1,297,004	29,041	1,309,898	28,977
Growth Allocation	1,082,644	21,803	958,191	22,025	967,268	21,906
Aggressive Allocation	912,600	18,078	870,654	18,603	875,638	19,450
Money Market	896,088	704,665	972,494	826,499	1,190,257	859,630
Low-Duration Bond	973,596	1,689,097	1,001,521	1,646,770	1,130,395	1,769,531
Medium-Duration Bond	1,196,264	1,867,362	1,423,312	1,868,795	1,775,320	1,770,902
Extended-Duration Bond	683,602	636,330	709,650	674,655	726,131	686,604
Inflation Protected Bond	606,104	324,537	615,385	333,283	602,106	324,960
Global Bond	1,015,756	1,014,180	936,734	1,014,889	804,642	963,625
Defensive Market Strategies	2,258,682	2,124,862	2,045,159	1,885,562	1,963,819	1,830,686
Equity Index	524,639	109,192	508,372	102,095	494,993	82,646
Global Real Estate Securities	751,201	1,059,940	779,805	1,153,968	709,393	1,090,238
Value Equity	4,080,212	2,834,803	4,719,462	3,019,402	5,498,800	3,089,068
Growth Equity	4,442,920	5,272,344	5,366,034	5,490,916	6,523,401	5,480,626
Small Cap Equity	1,643,623	3,116,534	1,631,498	3,460,336	1,499,648	3,510,653
International Equity Index(1)	119,705	58,139	60,686	48,910	—	—
International Equity	4,185,687	5,241,446	5,140,890	5,545,120	6,630,434	5,780,495
Emerging Markets Equity	1,084,531	2,409,309	1,147,595	2,328,018	1,438,021	2,383,920
Global Natural Resources Equity	757,564	1,111,769	968,077	1,652,163	1,089,302	1,805,942

(1)	Inception date was June 1, 2015.

56	GuideStone Funds

The Adviser has agreed, through April 30, 2018, to waive fees and/or reimburse expenses of the Institutional Class and Investor Class of certain Funds (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities), which exceed, in the aggregate, a specified annual percentage rate of each Class’ average daily net assets, which are set forth in the Prospectus for each applicable Fund.

For the fiscal years ended December 31, the Adviser waived fees and reimbursed expenses as follows:

	2016		2015		2014
Fund	Fees Waived	Expenses Reimbursed	Fees Waived	Expenses Reimbursed	Fees Waived	Expenses Reimbursed
MyDestination 2015	$234,596	$—	$147,750	$—	$—	$—
MyDestination 2025	282,323	—	177,230	—	—	—
MyDestination 2035	220,516	—	137,689	—	—	—
MyDestination 2045	200,534	—	112,959	—	—	77,156
MyDestination 2055	146,729	—	112,342	—	91,150	—
Conservative Allocation	98,389	—	181,865	—	131,974	—
Balanced Allocation	229,910	—	203,960	—	107,068	—
Growth Allocation	90,247	—	110,470	—	95,613	—
Aggressive Allocation	240	—	26,722	—	85,002	—
Money Market	0	—	—	—	—	—
Low-Duration Bond	62,363	—	252,592	—	729,777	—
Medium-Duration Bond	91,563	—	377,824	—	963,171	—
Extended-Duration Bond	26,552	—	69,433	—	187,137	—
Inflation Protected Bond	16,409	—	23,599	—	33,677	—
Global Bond	54,007	—	87,495	—	90,441	—
Defensive Market Strategies	59,628	—	46,895	—	—	155,755
Equity Index	37,381	—	121,711	—	301,485	—
Global Real Estate Securities	62,548	—	88,028	—	12,835	—
Value Equity	87,710	—	86,427	—	93,142	—
Growth Equity	110,503	—	188,996	—	623,789	—
Small Cap Equity	72,379	—	75,004	—	135,838	—
International Equity Index(1)	98,308	—	57,568	—	—	—
International Equity	115,386	—	374,637	—	995,584	—
Emerging Markets Equity	639,785	—	769,277	—	1,057,396	—
Global Natural Resources Equity	24,465	—	35,624	—	49,148	—

(1)	Inception date was June 1, 2015.

Certain Funds have agreed to repay the Adviser the amount of any such waivers or reimbursement in the future, provided that the waivers or reimbursements are repaid within three years of the waivers or reimbursements being made and the amount of repayment does not cause the Fund to exceed its expense limitation at the time of the waiver or reimbursement or the Fund’s expense limitation at the time of the repayment, whichever is lower. If the actual expense ratio is less than the expense limitation and the Adviser has recouped any eligible previous waivers or reimbursements made, the Fund will be charged such lower

Statement of Additional Information	57

expenses. Waivers or reimbursements will increase returns and yield, and repayment of waivers or reimbursements will decrease returns and yield.

From time to time, the Adviser may enter into a Sub-Advisory Agreement with a Sub-Adviser that manages multiple Funds in the Trust’s complex. In certain cases where the advisory fee schedule under the Sub-Advisory Agreement includes breakpoints that reduce the fee as assets increase, the net assets of the other Funds advised by the Sub-Adviser may be aggregated for purposes of calculating the fee payable under the Sub-Advisory Agreement.

From time to time, a Sub-Adviser may waive a portion of its fees and/or pay expenses of one or more of the Funds out of the Sub-Adviser’s own assets.

The Select Funds have been granted an order by the SEC that permits the Adviser, subject to approval by the Board of Trustees, to hire Sub-Advisers without shareholder approval and to make material changes to the Sub-Advisory Agreements, provided that shareholders of the applicable Select Fund will be notified of such a change within 90 days. Changes in a Fund’s sub-advisory arrangements may result in increased transaction costs due to restructuring of the Fund’s portfolio, which may negatively affect the Fund’s performance.

The Adviser reviews the Sub-Advisers’ performance, allocates assets of each Select Fund among them and makes recommendations to the Board of Trustees regarding changes to the Sub-Advisers selected. To the extent that the Adviser re-allocates a Select Fund’s assets to an existing Sub-Adviser that charges a higher sub-advisory fee, the Select Fund may be subject to increased sub-advisory fees and, therefore, a higher overall management fee.

The Adviser directs the Sub-Advisers to place security trades through designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses on behalf of the Equity Funds. The amount of operating expenses paid through such brokerage service arrangements for the fiscal year ended December 31, 2016 were as follows:

Fund	Expenses Paid Through Brokerage Service Arrangements
Global Real Estate Securities	$21,209
Value Equity	25,000
Growth Equity	19,000
Small Cap Equity	48,601
International Equity	7,000
Emerging Markets Equity	4,000

Control Persons of Sub-Advisers:  The following is a description of parties who control the Sub-Advisers.

Money Market Fund:

BlackRock Advisors, LLC (“BA”), 100 Bellevue Parkway, Wilmington, Delaware 19809:  BA is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $5.2 trillion in assets under management as of December 31, 2016. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Total economic ownership of BlackRock is, as of December 31, 2016: The PNC Financial Services Group (“PNC”) owns approximately 22% and institutional investors, employees and the public own approximately 78%. The approximate breakdown for voting BlackRock common stock is: PNC owns 21% and institutional investors, employees and the public own 79%.

58	GuideStone Funds

Low-Duration Bond Fund:

BlackRock Financial Management, Inc. (“BFM”), 55 East 52nd Street, New York, New York 10055:  BFM is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $5.2 trillion in assets under management as of December 31, 2016. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Total economic ownership of BlackRock is: The PNC Financial Services Group (“PNC”) owns approximately 22% and institutional investors, employees and the public own approximately 78%. The approximate breakdown for voting BlackRock common stock is: PNC owns 21% and institutional investors, employees and the public own 79%.

Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92260:  PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Payden & Rygel, 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071:  Payden & Rygel is a privately held California corporation with 22 individual shareholders, all of whom are active in the firm’s business. Joan Payden, President and Chief Executive Officer, owns more than 50% but less than 75% of the outstanding voting securities of Payden & Rygel. Brian Matthews, James Sarni, Mary Beth Syal, CFA and Scott Weiner each own more than 5% but less than 10% of the outstanding voting securities of Payden & Rygel, and the remaining 17 shareholders each own less than 5% of the shares.

Medium-Duration Bond Fund:

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282:  GSAM has been a registered investment adviser since 1990. GSAM provides a wide range of discretionary and investment advisory services, actively managed and quantitatively driven, for the firm’s clients. GSAM is wholly owned by GSAM Holdings LLC, a wholly owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. GSAM Holdings LLC is also the general partner of GSAM and has been providing financial solutions for investors since 1988.

Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92260:  PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Western Asset Management Company (“WAMCO”), 385 East Colorado Boulevard, Pasadena, California 91101:  WAMCO is owned by Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland.

Western Asset Management Company Limited (“WAMCL”), 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom:  WAMCL is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. The firm is an affiliated company of WAMCO.

Extended-Duration Bond Fund:

Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111:  Loomis is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a

Statement of Additional Information	59

wholly owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 50, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

Schroder Investment Management North America Inc. (“SIMNA”), 875 Third Avenue, 22nd Floor, New York, New York 10022:  SIMNA is an indirect wholly owned subsidiary of Schroders plc, a London Stock Exchange-listed global asset management company. As of December 31, 2015, members of the Schroder family beneficially held 47.9% of the Schroders plc. voting equity in various nominee accounts and personal holdings. Schroders plc has been in business since 1804.

Inflation Protected Bond Fund:

BlackRock Financial Management, Inc. (“BFM”), 55 East 52nd Street, New York, New York 10055:  BFM is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $5.2 trillion in assets under management as of December 31, 2016. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Total economic ownership of BlackRock is: The PNC Financial Services Group (“PNC”) owns approximately 22% and institutional investors, employees and the public own approximately 78%. The approximate breakdown for voting BlackRock common stock is: PNC owns 21% and institutional investors, employees and the public own 79%.

Global Bond Fund:

Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111:  Loomis is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 50, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

Western Asset Management Company (“WAMCO”), 385 East Colorado Boulevard, Pasadena, California 91101:  WAMCO is owned by Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland.

Western Asset Management Company Limited (“WAMCL”), 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom:  WAMCL is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. The firm is an affiliated company of WAMCO.

Defensive Market Strategies Fund:

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111:  American Century is a wholly owned, privately held subsidiary of American Century Companies, Inc. (“ACC”). ACC is a holding company for American Century and the other companies in the

60	GuideStone Funds

American Century Investments Complex. The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830:  AQR, a Delaware limited liability company founded in 1998, is a wholly owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford Asness, Ph.D., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.

Parametric Portfolio Associates LLC (“Parametric”), Minneapolis Investment Center, 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435:  Parametric is a registered investment adviser offering a variety of structure portfolio solutions. Eaton Vance Corp. (“EVC”), through its wholly owned affiliates Eaton Vance Acquisitions and EVA Holdings LLC, maintains 100% voting control of Parametric, a current profit interest of 94%, and a current capital interest of 99%. Employees of Parametric, through ownership in Parametric Portfolio LP, currently hold a combined indirect profit interest of 6% and capital interest of 1%.

Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22ndFloor, New York, New York 10017:  Shenkman is a privately held corporation, 100% owned by Mark Shenkman and the Shenkman family, senior team members and one outside director. Mark R. Shenkman, President and Co-Chief Investment Officer, is the controlling shareholder.

Equity Index Fund:

Legal & General Investment Management America, Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606:  LGIMA, a Delaware corporation, is a wholly owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. and is registered under the Investment Advisors Act of 1940, as amended.

Global Real Estate Securities Fund:

Deutsche Investments Australia Limited (“DIAL”), Deutsche Bank Place, Level 16, 126 Phillip Streets, Sydney, NSW 2000, Australia:  DIAL is a wholly owned subsidiary of Deutsche Australia Limited which is a wholly owned subsidiary of Deutsche Bank AG (“Deutsche Bank”). DIAL is part of the Alternatives platform of Deutsche Asset Management (“Deutsche AM”), which represents the asset management activities conducted by Deutsche Bank or any of its subsidiaries.

Deutsche Alternative Asset Management (Global) Limited (“DeAAM Global”), Winchester House, 1 Great Winchester Street, London, EC2N 2DB, United Kingdom:  DeAAM Global is an indirect wholly owned subsidiary of Deutsche Bank. DeAAM Global is part of the Alternatives platform of Deutsche AM, which represents the assets management activities conducted by Deutsche Bank or any of its subsidiaries.

Heitman Real Estate Securities, LLC (“HRES”), 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606:  HRES is an SEC-registered investment adviser that has been in business since 1989. The firm is a wholly owned subsidiary of Heitman LLC, which is 50% owned indirectly by certain of the firm’s senior officers through KE I LLC, and 50% owned indirectly by OM Asset Management plc, a New York Stock Exchange listed company, through Old Mutual (HFL) Inc.

Heitman International Real Estate Securities HK Limited (“HIRES HK”), 15/F LHT Tower, 31 Queen’s Road, Central, Hong Kong:  HIRES HK is an SEC-registered investment adviser that has been in business since 2012. The firm is a wholly owned subsidiary of Heitman LLC, which is 50% owned indirectly by certain of the firm’s senior officers through KE I LLC, and 50% owned indirectly by OM Asset Management plc, a New York Stock Exchange listed company, through Old Mutual (HFL) Inc.

Statement of Additional Information	61

Heitman International Real Estate Securities GmbH (“HIRES GmbH”), Maximillianstrasse 35A, 80539, Munich, Germany:  HRES is an SEC-registered investment adviser that has been in business since 2007. The firm is a wholly owned subsidiary of Heitman LLC, which is 50% owned indirectly by certain of the firm’s senior officers through KE I LLC, and 50% owned indirectly by OM Asset Management plc, a New York Stock Exchange listed company, through Old Mutual (HFL) Inc.

RREEF America L.L.C. (“RREEF”), 222 South Riverside Plaza, Chicago, Illinois 60606:  RREEF is an indirect wholly owned subsidiary of Deutsche Bank. RREEF is part of the Alternatives platform of Deutsche AM, which represents the asset management activities conducted by Deutsche Bank or any of its subsidiaries.

Value Equity Fund:

AJO, LP (“AJO”), 230 Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102:  AJO is wholly owned and operated by 15 active partners. Founder of the firm, Theodore R. Aronson, whose ownership in the firm is greater than 25%, is the only control person.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201:  BHMS is a subsidiary of OM Asset Management Plc, a NYSE listed company.

Legal & General Investment Management America, Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606:  LGIMA, a Delaware corporation, is a wholly owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. and is registered under the Investment Advisors Act of 1940, as amended.

TCW Investment Management Company LLC (“TCW”), 1251 Avenue of the Americas, Suite 4700, New York, New York 10020:  TCW is a wholly owned subsidiary of The TCW Group Inc. The Carlyle Group, LP (“Carlyle”), a global alternative asset manager, may be deemed to be a control person of The TCW Group, Inc. by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of TCW. Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.

Growth Equity Fund:

Brown Advisory, LLC (“Brown Advisory”), 901 South Bond Street, Suite 400, Baltimore, Maryland 21231:  Brown Advisory is an independent, registered investment advisory firm. Brown Advisory is a wholly owned subsidiary of Brown Advisory Management, LLC (“BAM”). Brown Advisory’s controlling entity is Brown Advisory Incorporated (“BAI”), which is organized as a Maryland C corporation and serves as the firm’s parent company. BAI is the managing member of BAM. Approximately 70% of the firm is owned by full-time employees, and the remaining 30% is owned by members of the board of directors and a select group of clients and investors.

Jackson Square Partners, LLC (“Jackson Square”), 101 California Street, Suite 3750, San Francisco, California 94111:  Jackson Square is an investment adviser organized as a Delaware limited liability company. The firm’s owners are California Street Partners, LP and Delaware Investment Advisers, a series of Delaware Management Business Trust, which own 50.1% and 49.9%, respectively, of the limited liability company interests of Jackson Square.

Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111:  Loomis is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks

62	GuideStone Funds

comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 50, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

Sands Capital Management, LLC (“Sands”), 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.:  Sands is a registered investment adviser founded in 1992. Sands is an independently owned limited liability company headquartered in Arlington, Virginia.

Small Cap Equity Fund:

AJO, LP (“AJO”), 230 Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102:  AJO is wholly owned and operated by 15 active partners. Founder of the firm, Theodore R. Aronson, whose ownership in the firm is greater than 25%, is the only control person.

RBC Global Asset Management (U.S.) Inc. (“RBC”), 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402:  RBC is a registered investment adviser founded in 1983. RBC is a wholly owned subsidiary of RBC USA Holdco Corporation, which is an indirect, wholly owned subsidiary of the Royal Bank of Canada. The Royal Bank of Canada is publicly held and traded on the New York Stock Exchange and Toronto Stock Exchange.

Snow Capital Management L.P. (“Snow”), 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143:  Snow is a registered investment advisory firm that provides investment and capital management services. Snow Capital Management Inc. (“SCM Inc.”) is the general partner of Snow. Richard A. Snow is the President and sole shareholder of SCM Inc. Mr. Snow and related entities own 56% of the ownership interest in the voting stock of Snow. SCM Inc. and Snow were formed on August 7, 2001, and Snow has operated as an investment advisory firm since that time.

TimesSquare Capital Management, LLC (“TSCM”), 7 Times Square, 42nd Floor, New York, New York 10036:  TSCM is a registered investment advisory firm organized in November 2004 in strategic partnership with Affiliated Managers Group, Inc. TSCM was formed to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc. TSCM is an investment management firm focused on meeting the needs of all clients.

International Equity Index Fund:

Legal & General Investment Management America, Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606:  LGIMA, a Delaware corporation, is a wholly owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. and is registered under the Investment Advisors Act of 1940, as amended.

International Equity Fund:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830:  AQR, a Delaware limited liability company founded in 1998, is a wholly owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford Asness, Ph.D., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.

Baillie Gifford Overseas Limited (“Baillie Gifford”), Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, United Kingdom:  Baillie Gifford is wholly owned by Baillie Gifford & Co., an independent investment management firm based in Edinburgh, Scotland.

Statement of Additional Information	63

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201:  BHMS is a subsidiary of OM Asset Management Plc, a NYSE listed company.

MFS Institutional Advisors, Inc. (“MFSI”), 111 Huntington Avenue, Boston, Massachusetts 02199:  MFSI is a U.S.-based investment advisor and subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is the oldest U.S. mutual fund organization. MFS and the firm’s predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V 7JD, United Kingdom:  Mondrian is 100% owned by approximately 80 of its senior employees, including the majority of investment professionals, senior client service officers and senior operations personnel through Atlantic Value Investment Partnership L.P.

Emerging Markets Equity Fund:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830:  AQR, a Delaware limited liability company founded in 1998, is a wholly owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford Asness, Ph.D., may be deemed to control AQR through his voting control of the Board of Members of AQR holdings.

Genesis Asset Managers, LLP (“GAM”), Heritage Hall, La Marchant Street, St. Peter Port, Guernsey, GYI 4HY, Channel Islands:  GAM, which is a Delaware limited liability partnership, specializes in the investment management of emerging markets. Taking into account its predecessor entities, GAM has been in business since 1989 and, as of June 2004, is majority owned by Affiliated Managers Group, Inc., an asset management holding company, with the balance of the interests held by GAM management.

Genesis Investment Management, LLP (“GIM”), 21 Grosvenor Place, SW1X 7HU, United Kingdom:  GIM, which is a U.K. limited liability partnership, specializes in the investment management of emerging markets. Taking into account its predecessor entities, GIM has been in business since 1989 and is principally owned by GAM, with the balance of the interests held by five other partners.

Global Natural Resources Equity Fund:

Legal & General Investment Management America, Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606:  LGIMA, a Delaware corporation, is a wholly owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. and is registered under the Investment Advisors Act of 1940, as amended.

SailingStone Capital Partners LLC (“SailingStone”), One California Street, Suite 3050, San Francisco, California 94111:  SailingStone, a Delaware limited liability company, is wholly owned and operated by nine active partners. MacKenzie B. Davis, CFA, and Kenneth L. Settles, CFA, each hold more than 25% but less than 50% of the ownership interest.

All Funds — Cash Overlay Program:

Parametric Portfolio Associates LLC (“Parametric”), Minneapolis Investment Center, 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435:  Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Eaton Vance Corp. (“EVC”), through its wholly owned affiliates Eaton Vance Acquisitions and EVA Holdings LLC, maintains voting control of Parametric, a current profit interest of 94%, and a current capital interest of 99%. Employees of Parametric, through ownership in Parametric Portfolio LP, currently hold a combined indirect profit interest of 6% and capital interest of 1%.

64	GuideStone Funds

Fund Expenses.  Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants and legal counsel; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares. Each Target Date Fund and Asset Allocation Fund also bears its proportionate share of the operating expenses of the underlying mutual funds in which it holds shares. In addition, the Funds may allocate transfer agency and certain other expenses by Class.

Statement of Additional Information	65

Other Accounts Managed.  The following table provides additional information about other accounts managed by portfolio managers and management team members jointly and primarily responsible for day-to-day management of the Funds for the fiscal year ended December 31, 2016.

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of
							the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)

AJO, LP*	12	$3,057	19	$5,121	129	$19,527	2	$258	4	$581	65	$7,661
Theodore R. Aronson
Stefani Cranston
Gina Marie N. Moore
Gregory J. Rogers
Christopher J. W. Whitehead
American Century Investment Management, Inc.
Phillip N. Davidson, CFA	14	$30,319	6	$3,121	3	$746	N/A	N/A	N/A	N/A	N/A	N/A
Michael Liss, CFA, CPA	14	$30,319	6	$3,121	3	$746	N/A	N/A	N/A	N/A	N/A	N/A
Kevin Toney, CFA	14	$30,319	6	$3,121	3	$746	N/A	N/A	N/A	N/A	N/A	N/A
Dan Gruemmer, CFA	5	$17,574	4	$2,777	2	$673	N/A	N/A	N/A	N/A	N/A	N/A

66	GuideStone Funds

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of
							the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
AQR Capital Management, LLC
Clifford S. Asness, Ph.D.	35	$25,966	48	$25,996	76	$33,798	N/A	N/A	37	$20,401	26	$10,058
John M. Liew, Ph.D.	18	$22,587	39	$20,218	32	$14,500	N/A	N/A	31	$15,128	10	$5,135
Jacques A. Friedman	42	$26,403	46	$23,563	113	$55,529	N/A	N/A	33	$17,792	35	$14,959
Oktay Kurbanov	3	$712	16	$6,910	31	$18,230	N/A	N/A	13	$6,123	7	$4,634
Michele L. Aghassi, Ph.D.	16	$7,524	19	$10,886	11	$3,158	N/A	N/A	12	$6,442	2	$566
Hoon Kim, Ph.D., CFA	7	$5,221	14	$6,487	21	$8,851	N/A	N/A	9	$3,550	4	$600
Andrea Frazzini, Ph.D.	33	$16,909	28	$16,564	33	$13,424	N/A	N/A	19	$12,714	8	$1,336
Michael Katz, Ph.D.	9	$8,892	24	$11,139	4	$2,486	N/A	N/A	22	$10,319	2	$574

Statement of Additional Information	67

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)

Baillie Gifford Overseas Limited
James Anderson	5	$17,014	9	$9,946	95	$35,025	2	$14,229	N/A	N/A	7	$3,014
Sarah Whitley	4	$16,942	9	$4,776	37	$16,642	2	$14,229	N/A	N/A	1	$233
Kavé Sigaroudinia	4	$16,942	4	$1,328	29	$11,445	2	$14,229	N/A	N/A	N/A	N/A
Tom Coutts	4	$16,942	6	$1,638	33	$12,781	2	$14,229	N/A	N/A	N/A	N/A
Lawrence Burns	4	$16,942	4	$1,328	29	$11,445	2	$14,229	N/A	N/A	N/A	N/A
Nick Thomas, CFA	4	$16,942	4	$1,328	29	$11,445	2	$14,229	N/A	N/A	N/A	N/A
David Salter	4	$16,942	4	$1,328	29	$11,445	2	$14,229	N/A	N/A	N/A	N/A
Barrow, Hanley, Mewhinney & Strauss, LLC
David W. Ganucheau, CFA	2	$13,684	1	$151	24	$1,853	1	$13,251	N/A	N/A	N/A	N/A
Jeff G. Fahrenbruch, CFA	2	$13,684	1	$151	32	$2,934	1	$13,251	N/A	N/A	N/A	N/A
David A. Hodges, CFA	11	$2,864	3	$555	10	$2,910	N/A	N/A	N/A	N/A	N/A	N/A
Randolph S. Wrighton, Jr., CFA	3	$885	1	$9	8	$1,790	N/A	N/A	N/A	N/A	N/A	N/A
BlackRock Financial Management, Inc.
Martin Hegarty	11	$6,960	7	$1,330	31	$18,100	N/A	N/A	N/A	N/A	3	$161
Thomas F. Musmanno, CFA	11	$11,290	13	$5,130	135	$52,750	N/A	N/A	1	$1,750	N/A	N/A
Scott MacLellan, CFA	11	$11,290	13	$5,130	137	$58,590	N/A	N/A	1	$1,750	N/A	N/A
Brown Advisory, LLC
Kenneth M. Stuzin, CFA	6	$5,771	4	$833	523	$4,867	N/A	N/A	N/A	N/A	5	$339

68	GuideStone Funds

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Genesis Asset Managers, LLP and Genesis Investment Management, LLP*	N/A	N/A	5	$16,585	20	$8,408	N/A	N/A	N/A	N/A	N/A	N/A
Catherine Vlasto
Rufus Frazier
Andrew Elder
Goldman Sachs Asset Management, L.P.*	466	$492,345	208	$11,616	3,983	$365,617	5	$568	6	$1,506	37	$10,923
Jonathan Beinner
Michael Swell
GuideStone Capital Management, LLC*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Matt L. Peden, CFA
Tim Bray, CFA, CAIA
Robert J. Benson, CFA

Statement of Additional Information	69

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Heitman Real Estate Securities, LLC, Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH
Jerry Ehlinger, CFA	N/A	N/A	N/A	N/A	34	$3,704	N/A	N/A	N/A	N/A	2	$165
Mark Abramson	N/A	N/A	N/A	N/A	34	$3,704	N/A	N/A	N/A	N/A	1	$2
John White	N/A	N/A	N/A	N/A	34	$3,704	N/A	N/A	N/A	N/A	N/A	N/A
Jackson Square Partners, LLC
Jeffrey S. Van Harte, CFA	17	$7,428	5	$592	47	$5,979	2	$2,540	N/A	N/A	4	$789
Christopher J. Bonavico, CFA	20	$8,252	11	$3,622	60	$7,671	2	$2,540	N/A	N/A	5	$859
Daniel J. Prislin, CFA	17	$7,428	5	$592	51	$5,964	2	$2,540	N/A	N/A	4	$789
Christopher M. Ericksen, CFA	16	$7,348	5	$592	42	$5,210	2	$2,540	N/A	N/A	2	$405
Legal & General Investment Management America, Inc.*	N/A	N/A	20	$9,624	10	$62,474	N/A	N/A	N/A	N/A	N/A	N/A
Aodhagán Byrne
David Barron
Michael O’Connor
Shaun Murphy
Drew Miyawaki
Joe LaPorta

70	GuideStone Funds

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of
							the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)

Loomis, Sayles & Company, L.P.
Daniel J. Fuss, CFA, CIC	13	$37,073	11	$2,536	139	$19,855	N/A	N/A	N/A	N/A	4	$630
Matthew J. Eagan, CFA	16	$38,787	25	$12,471	144	$22,627	N/A	N/A	N/A	N/A	4	$630
Elaine M. Stokes	12	$36,882	22	$9,963	150	$21,747	N/A	N/A	N/A	N/A	4	$630
Brian P. Kennedy	9	$35,848	10	$5,462	73	$10,182	N/A	N/A	N/A	N/A	N/A	N/A
Aziz Hamzaogullari	16	$16,341	12	$2,407	92	$10,429	N/A	N/A	1	$533	N/A	N/A
MFS Institutional Advisors, Inc. *	13	$15,012	5	$2,047	29	$6,155	N/A	N/A	N/A	N/A	N/A	N/A
Daniel Ling
Filipe M.G. Benzinho
Mondrian Investment Partners Ltd.
Elizabeth Desmond, CFA	7	$3,581	8	$5,649	21	$7,317	N/A	N/A	N/A	N/A	1	$280
Nigel Bliss	6	$3,044	2	$5,149	11	$4,037	N/A	N/A	N/A	N/A	N/A	N/A
Steven Dutaut, CFA	2	$926	N/A	N/A	13	$7,405	N/A	N/A	N/A	N/A	N/A	N/A
Alex Simcox, CFA	1	$538	1	$88	20	$6,100	N/A	N/A	N/A	N/A	N/A	N/A

Statement of Additional Information	71

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of
							the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Parametric Portfolio Associates LLC
Jay Strohmaier, CFA	4	$31	2	$3,116	30	$2,813	N/A	N/A	N/A	N/A	N/A	N/A
Tom Lee, CFA	4	$31	4	$2,937	54	$9,847	N/A	N/A	N/A	N/A	6	$812
Alex Zweber, CFA	4	$31	2	$3,116	30	$2,813	N/A	N/A	N/A	N/A	N/A	N/A
Thomas Seto	29	$21,280	12	$3,579	11,766	$67,418	N/A	N/A	N/A	N/A	N/A	N/A
Justin Henne, CFA	43	$1,033	N/A	N/A	519	$63,300	N/A	N/A	N/A	N/A	N/A	N/A
Richard Fong, CFA	25	$558	N/A	N/A	70	$7,245	N/A	N/A	N/A	N/A	N/A	N/A
Pacific Investment Management Company LLC
Jerome Schneider	16	$53,096	9	$10,082	47	$29,419	N/A	N/A	N/A	N/A	2	$1,620
Sudi Mariappa	17	$13,116	3	$1,176	48	$19,918	N/A	N/A	1	90	9	$4,593
Payden & Rygel
Brian Matthews, CFA	2	$257	5	$2,119	52	$10,622	N/A	N/A	N/A	N/A	N/A	N/A
Mary Beth Syal, CFA	7	$1,923	7	$4,710	121	$41,257	N/A	N/A	N/A	N/A	N/A	N/A
RBC Global Asset Management (U.S.) Inc.
Lance F. James	5	$445	16	$1,496	41	$2,048	N/A	N/A	N/A	N/A	2	$35

72	GuideStone Funds

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of
							the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
RREEF America L.L.C., Deutsche Investments Australia Limited and Deutsche Alternative Asset Management (Global) Limited
John Vojticek	11	$7,758	22	$7,929	42	$5,488	N/A	N/A	N/A	N/A	N/A	N/A
David W. Zonavetch, CPA	6	$3,841	12	$1,708	22	$2,815	N/A	N/A	N/A	N/A	N/A	N/A
Robert Thomas	5	$3,833	12	$1,708	22	$2,815	N/A	N/A	N/A	N/A	N/A	N/A
Chris Robinson	2	$1,394	11	$1,857	12	$1,313	N/A	N/A	N/A	N/A	N/A	N/A
John Hammond	2	$1,394	10	$1,645	12	$1,340	N/A	N/A	N/A	N/A	N/A	N/A
SailingStone Capital Partners LLC*	2	$2,039	2	$464	51	$3,270	N/A	N/A	N/A	N/A	9	$773
MacKenzie B. Davis, CFA
Kenneth L. Settles, Jr., CFA
Sands Capital Management, LLC
Frank M. Sands, CFA	4	$4,964	9	$861	430	$13,553	1	$2,421	N/A	N/A	10	$1,646
A. Michael Sramek, CFA	4	$4,964	9	$861	430	$13,553	1	$2,421	N/A	N/A	10	$1,646
Wesley Johnston, CFA	3	$4,917	9	$861	424	$13,456	1	$2,421	N/A	N/A	9	$1,626

Statement of Additional Information	73

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of
							the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Schroder Investment Management North America Inc.
Edward H. Jewett	5	$451	4	$1,502	158	$14,604	N/A	N/A	N/A	N/A	4	$156,034
Richard A. Rezek Jr., CFA	5	$451	7	$3,324	192	$19,507	N/A	N/A	N/A	N/A	4	$156,034
Andrew B.J. Chorlton, CFA	5	$451	4	$1,502	158	$14,604	N/A	N/A	N/A	N/A	4	$156,034
Neil G. Sutherland, CFA	5	$451	4	$1,502	158	$14,604	N/A	N/A	N/A	N/A	4	$156,034
Julio C. Bonilla, CFA	5	$451	4	$1,502	158	$14,604	N/A	N/A	N/A	N/A	4	$156,034
Lisa Hornby, CFA	5	$451	4	$1,502	158	$14,604	N/A	N/A	N/A	N/A	4	$156,034
Shenkman Capital Management, Inc.
Mark R. Shenkman	5	$2,908	29	$9,407	179	$18,096	N/A	N/A	11	$3,688	2	$156
Justin W. Slatky	5	$2,908	29	$9,407	179	$18,096	N/A	N/A	11	$3,688	2	$156
David H. Lerner	1	$264	10	$3,249	13	$2,827	N/A	N/A	8	$3,052	N/A	N/A
Jeffrey Gallo	1	$264	10	$3,249	13	$2,827	N/A	N/A	8	$3,052	N/A	N/A
Raymond F. Condon	2	$601	4	$348	51	$242	N/A	N/A	N/A	N/A	N/A	N/A
Jordan Barrow	3	$902	4	$348	51	$242	N/A	N/A	N/A	N/A	N/A	N/A
Snow Capital Management L.P.
Joshua R. Schachter, CFA	2	$58	N/A	N/A	2,031	$3,703	N/A	N/A	N/A	N/A	N/A	N/A
Anne S. Wickland, CFA	4	$272	N/A	N/A	290	$1,815	N/A	N/A	N/A	N/A	N/A	N/A

74	GuideStone Funds

	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
TCW Investment Management Company LLC
Diane Jaffee, CFA	7	$2,155	7	$755	56	$3,520	N/A	N/A	1	$524	1	$524
TimesSquare Capital Management, LLC
Grant Babyak	8	$4,385	3	$287	152	$10,679	N/A	N/A	1	$152	6	$334
Kenneth Duca, CFA	3	$2,064	N/A	N/A	42	$2,431	N/A	N/A	N/A	N/A	N/A	N/A
Western Asset Management Company and Western Asset Management Company Limited
Andrew J. Belshaw	1	$361	27	$5,374	70	$31,355	N/A	N/A	1	$115	11	$5,882
Carl L. Eichstaedt	17	$41,003	24	$12,179	155	$46,711	N/A	N/A	N/A	N/A	28	$7,583
Chia-Liang Lian	25	$38,060	41	$14,153	158	$30,261	N/A	N/A	1	$115	32	$7,605
Gordon S. Brown	5	$2,107	18	$3,681	75	$24,634	N/A	N/A	1	$115	7	$5,048
Ian R. Edmonds	2	$506	10	$2,843	4	$976	N/A	N/A	1	$115	1	$234
Julien A. Scholnick	8	$30,479	7	$3,617	44	$10,453	N/A	N/A	N/A	N/A	1	$93
S. Kenneth Leech	102	$154,399	271	$82,436	613	$188,458	N/A	N/A	7	$1,587	66	$18,474
Mark S. Lindbloom	21	$43,705	21	$11,417	156	$37,639	N/A	N/A	N/A	N/A	28	$7,412
Michael C. Buchanan	43	$45,205	88	$36,410	241	$78,520	N/A	N/A	3	$1,149	30	$11,484
Annabel Rudebeck	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	The Adviser or Sub-Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the day-to-day management of a portion of the accounts listed in each category.

Statement of Additional Information	75

Material Conflicts of Interest.  Material conflicts of interest that may arise in connection with the portfolio managers’ management of the Select Funds’ investments and the investments of the other accounts managed include conflicts between the investment strategy of a Select Fund and the investment strategy of other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Select Fund and other accounts managed by the portfolio manager.

By implementing investment strategies of various accounts, a portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals) and commingled trust accounts.

Portfolio managers make investment decisions for each portfolio, including the Select Funds, based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Sub-Advisers often aggregate into a single trade order several individual contemporaneous client trade orders in a single security. When trades are aggregated on behalf of more than one account, such transactions should be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, accounts with the same or similar investment objectives should receive an equitable opportunity to participate meaningfully and should not be unfairly disadvantaged.

Portfolio Manager Compensation:

Following is a description of the structure of and method used to determine the compensation received by the Funds’ portfolio managers or management team members from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended December 31, 2016.

AJO, LP (“AJO”).  All AJO portfolio managers are compensated through a fixed salary and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other partners, determines the bonus amount for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the net revenues and cash position of AJO and the overall contributions of the portfolio manager to the operations of AJO. Principals also share in the profits of the firm through equity-related distributions, and they may be awarded non-cash compensation in the form of increased ownership in the firm. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds or even to firm-wide assets.

American Century Investment Management, Inc. (“American Century”).  American Century’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described as follows, each of which is determined with reference to a number of factors such as overall performance, market competition and internal equity.

Base salary.  Portfolio managers receive base pay in the form of a fixed annual salary.

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Bonus.  A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks (i.e., Russell 3000® Value Index) and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Defensive Market Strategies Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark (i.e., the Russell 3000® Value Index) and/or peer group). Performance of the Defensive Market Strategies Fund is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to one of the following investment disciplines, such as U.S. growth, U.S. value, global and non-U.S., disciplined equity, fixed income and asset allocation. Performance is measured for each product individually, as described previously, and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans.  Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans.  Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

AQR Capital Management, LLC (“AQR”).  The compensation for each of the portfolio managers that are a principal of AQR is in the form of distributions based on net income generated by AQR and each Principal’s relative ownership in the Adviser. Net income distributions are a function of assets under management and performance of the funds and accounts managed by AQR. A Principal’s relative ownership in the Adviser is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.

Statement of Additional Information	77

Baillie Gifford Overseas Limited (“Baillie Gifford”).  The partners are the sole owners of the firm and share directly in profits. In this respect, the compensation and incentive package of senior executives is directly related to both performance and retaining Baillie Gifford’s existing clients through providing an excellent investment service.

The prospect of becoming a partner is a strong incentive to the firm’s younger professionals. There are no set criteria for an employee to become a partner — individuals are invited to join the partnership as a result of proven ability and their ongoing contribution to the success of the firm. Partners’ equity ownership is determined by the joint senior partners. We actively look to move our most qualified people along the partnership track.

A firm-wide bonus is paid annually. Additionally, a significant number of non-partner senior staff have a profits related bonus scheme with awards determined by individual appraisal ratings and team performance.

The remuneration of investment managers at Baillie Gifford has three key elements: (i) base salary; (ii) a company-wide all staff bonus; and (iii) a performance related bonus referred to as the Investment Departments’ Bonus Scheme.

Performance for investment managers is measured in two ways. Half of the bonus is based on individual performance, which is determined by the individual’s line manager at the annual appraisal in which the individual is assessed against key competencies and pre-agreed objectives. The remaining half is determined by the three-year or five-year investment performance of the either the teams or Portfolio Construction Groups (“PCGs”) (or a combination of both) that the individual has been part of, reflecting the firm’s emphasis on long-term investing. PCG members are remunerated on the basis of the whole portfolio, with performance measured over a minimum period of three years. The performance of the EAFE Alpha team is measured against the MSCI EAFE index.

Each Investment Team and PCG within the firm has pre-determined performance targets. These targets, along with the relevant funds being measured, are established and agreed with each Head of Department following consultation with the Senior Partners.

With effect from the bonus year (for bonuses paid in 2016) all Bonus Scheme members are required to defer between 20% and 40% of their annual variable remuneration. For those in the Investment Departments’ Scheme, members of level A will defer 20%, members of levels B, C and D will defer 40%. Awards deferred will be held for a period of three years and will be invested in a range of funds managed by Baillie Gifford.

The provision of a competitive pension arrangement is a key component of the firm’s remuneration practices. All members of staff are entitled to join the firm’s Group Personal Pension Plan (“GPPP”). In order to join, employees are required to contribute at least 4% of annual salary to the plan. In return, the firm contributes 15% of salary to each individual’s plan. Members of the GPPP are able to select from a wide range of funds, including a number of funds managed by Baillie Gifford. If a member of staff wishes to invest in a wider range of funds, they can transfer to a SIPP (Self Invested Pension Plan) and continue to receive the firm’s contribution. Since November 2013, all members of staff are automatically enrolled in the GPPP once they reach the age of 22.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”).  In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. Contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

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The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager, and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is, to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of BHMS’ key investment personnel have a long-term incentive compensation plan in the form of an equity interest in BHMS.

BlackRock Financial Management, Inc. (“BFM”).  BFM’s financial arrangements with its portfolio managers, competitive compensation and career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc. (“BlackRock”).

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.  Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s chief investment officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including one-, three- and five-year periods, as applicable.

With respect to these portfolio managers, such benchmarks for the funds and other accounts include the following:

Portfolio Manager	Applicable Benchmarks
Martin Hegarty	A combination of market-based indices (e.g., Bloomberg Barclays Capital US TIPS Index, Bloomberg Barclays World Government Inflation Linked Bond Index), certain customized indices and certain fund industry peer groups.
Thomas Musmanno and Scott MacLellan	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation.  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock restricted stock units, upon vesting, will be settled in BlackRock common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that

Statement of Additional Information	79

notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Award.   From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock restricted stock units that, once vested, settle in BlackRock common stock. The portfolio managers of these funds have unvested long-term incentive awards.

Deferred Compensation Program.  A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans.  BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”) and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3% to 5% of eligible compensation up to the IRS limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000 based on its fair market value on the purchase date. All portfolio managers on the account are eligible to participate in these plans.

Potential Material Conflicts of Interest.  BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, the firm’s affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of the firm’s affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or the firm’s affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of the firm’s affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Hegarty, Musmanno and MacLellan may be managing

80	GuideStone Funds

hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Hegarty, Musmanno and MacLellan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Brown Advisory, LLC (“Brown Advisory”).  In awarding compensation, Brown Advisory takes investment performance, teamwork and the overall profitability of the firm into consideration. The firm’s compensation structure is designed to create a highly collaborative investment process. Brown Advisory compensates portfolio managers using three components: (i) fixed base salary, (ii) cash bonus, and (iii) firm equity.

The bonus portion of a portfolio manager’s compensation takes into consideration a number of factors, including, but not limited to, performance, teamwork, the ability to grow and retain assets and the firm’s profitability. When evaluating a portfolio manager’s performance, Brown Advisory compares the pre-tax performance of a portfolio manager’s accounts to the relevant market index (e.g., Russell 1000® Growth Index) over trailing one-, three- and five-year time periods. Additionally, the firm takes into account the portfolio manager’s peer rankings over trailing one-, three- and five-year time periods. Brown Advisory also believes equity is a vital part of the compensation mix and awards equity to portfolio managers in order to align the firm’s interests with those of clients.

Genesis Asset Managers, LLP and Genesis Investment Management, LLP (together, “Genesis”).  The compensation culture at Genesis is focused on performance rather than entitlement, and long-term business viability rather than short-term personal gain. All investment professionals are rewarded in line with their contribution and long-term impact on the business and are assessed for profit participation on a series of criteria. The research and investment process is structured on a collegiate basis and all investment professionals are expected to provide an exceptional contribution to the team.

In practice, the compensation structure for the partners comprises the following elements:

•	A share of net profits — determined by the overall profitability of the firm in a given year, together with recognition of individual contribution; and

•	A share of revenues — quarterly payments based on individual partnership interests.

While investment team members are assessed on the performance of their own stocks relative to the set of opportunities available to them, overall portfolio performance is not a key measure for their remuneration because of the team approach that Genesis takes in researching stocks and constructing portfolios; remuneration is not linked to individual client accounts and there are no explicit performance goals for the team.

The equity interest in the business held by the 10 partners, nine of whom are members of the investment team, is 47% with the remainder held by Genesis’ majority partner, Affiliated Managers Group, Inc.

Goldman Sachs Asset Management, L.P. (“GSAM”).  Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary, variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman, Sachs & Co.; the team’s net revenues for the past year, which in part is derived from

Statement of Additional Information	81

advisory fees and, for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms.

Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.

The benchmark for the Medium-Duration Bond Fund is the Bloomberg Barclays U.S. Aggregate Bond Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered, including: (1) general client/shareholder orientation; and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation.  In addition to base salary and year-end discretionary variable compensation, GSAM has a number of additional benefits in place, including: (1) a 401(k) program that enables employees to direct a percentage of their pre-tax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

GuideStone Capital Management, LLC (“Adviser”).  Portfolio managers of the Adviser are compensated for their services on behalf of the Adviser with a fixed base salary plus discretionary incentive compensation. With respect to portfolio management functions for the Funds and accounts managed or overseen by the Adviser, general consideration is given in the determination of incentive compensation to overall performance of these Funds and accounts in terms of both long-term and short-term performance results. No specific weight is given to the performance of any particular Fund or account in determining incentive compensation, if any. Factors included in the determination of base salary include the portfolio manager’s seniority, experience and extent of management responsibility. The Adviser and its parent are nonprofit entities, and there are no stock option or profit sharing plans. The absolute amount of base salary, incentive compensation and related benefits received by portfolio managers may also be determined, in whole or in part, as a result of service as officers or employees of affiliates of the Adviser, including GuideStone Financial Resources, which is unrelated to their service as portfolio managers or officers of the Adviser.

Heitman Real Estate Securities LLC (“HRES”), Heitman International Real Estate Securities HK Limited (“HIRES HK”) and Heitman International Real Estate Securities GmbH (“HIRES GmbH”) (together, “Heitman”).  Heitman’s compensation program is designed to accomplish several objectives, one of which is retention of the firm’s team. Forty senior employees hold a 50% equity interest in the business. Heitman believes that equity ownership provides an incentive for retention of key personnel and, equally important, that the structure creates alignment of interest between Heitman’s partners and the firm’s clients. The total compensation of the firm’s equity owners is tied directly to the performance of the investments under their collective management and the degree to which client objectives have been met. The incentive compensation is based on a combination of factors including company, business unit and individual performance. All of the lead regional portfolio managers associated with the Global Real Estate Securities Fund are equity owners in the firm.

Jackson Square Partners, LLC (“Jackson Square”).  Jackson Square’s investment professionals have remained together, bound by culture and the unique nature of the team’s research/portfolio manager role, for over a decade on average. Through various market and organizational circumstances over the years, the group has maintained a meritocracy and very strong pay-for-performance ethos that rewards positive impact to client portfolios. Each stock in each portfolio has two or more “sponsors” who have mathematical ownership of those names for performance attribution purposes (e.g., 60/40 or 50/50-type responsibility splits). This stock-

82	GuideStone Funds

by-stock attribution can then be aggregated and the individual contributions of team members measured, down to the basis point, for each performance period measured: one-, three- and five-year and since inception. Aggregate compensation is ultimately driven by revenues, which — in turn — is correlated with assets under management, which ultimately correlates with performance over the long term, in a self-reinforcing cycle of better performance leading to more assets under management (both via flows and appreciation) and greater revenues/compensation. Additionally, qualitative factors such as contribution to debates of other team members’ ideas are also considered in compensation. Certain employees also have equity ownership as part of their compensation. In terms of the composition of compensation paid to the equity partners on the investment team, it is expected to be a combination of fixed base salary, partnership equity distributions and discretionary annual bonuses.

Legal & General Investment Management America, Inc. (“LGIMA”).  LGIMA offers employees a compensation package through a competitive base salary, discretionary and structured bonuses and equity participation in L&G Group plc. LGIMA offers different compensation structures across the firm, customizing incentive structures appropriately for employees for their role within the organization. Across the investment professionals, bonus structure will vary according to the style and objective of the related strategy. Portfolio managers for index strategies are held to achieving the return and risk characteristics of the related index (e.g., S&P 500® Index, Russell Top 200® Value Index, MSCI EAFE Index and MSCI World Commodity Producers Index), with additional consideration for client retention and expansion of product offering.

Index investment managers’ bonuses are made up of a discretionary bonus and a structured “formulaic” bonus plan, the elements of which depend on the team’s ability to manage to the risk and return characteristics of the indices, as well as client retention, new business and the ongoing profitability of the business. Awards vary according to the individual’s degree of contribution to this process and the team’s success in meeting its targets. Performance parameters are applied to portfolio performance over one and three years (or since inception if less than three years), further ensuring that managers are focused on the long-term outperformance of the portfolio rather than just on short-term gain.

A significant proportion of the structured bonuses are deferred for three years. Key staff are also eligible for share bonus plans, which are deferred for three years in their entirety. For managers and key non-managers, deferred equity in L&G Group plc is also awarded. These awards are important to the firm’s retention for key staff.

Loomis, Sayles & Company, L.P. (“Loomis”).  Loomis believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for the firm’s clients. Portfolio manager compensation is made up of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the portfolio manager is responsible relative to other portfolio managers. Loomis also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors: investment performance, profit growth of the firm, profit growth of the portfolio manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed-income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

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Equity Managers.  While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking, the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the one-, three- and five-year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. The one-year may be eliminated for some products (large cap growth, all cap growth and global growth). Longer-term performance (three and five (or ten years for large cap growth, all cap growth and global growth) years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (one-year or three-years for large cap growth, all cap growth and global growth). In addition, the performance measurement for equity compensation incorporates a consistency metric using longer term (three, five, etc.) rolling return compared to the peer group over a sustained measurement period (five, seven, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison. The external benchmark used for Loomis’ assigned portion of the Growth Equity Fund is the Russell 1000® Growth Index.

In cases where the institutional peer groups are used, Loomis believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis fund.

Fixed Income Managers.  While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for Loomis’ assigned portion of the Extended-Duration Bond Fund is the Bloomberg Barclays U.S. Government/Credit Index; the benchmark used for Loomis’ assigned portion of the Global Bond Fund is the Bloomberg Barclays Global Aggregate Bond Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A portfolio manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five- or seven-year performance on a rolling three-year basis. If a portfolio manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product. Loomis uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance.

Loomis uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because Loomis believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

Most mutual funds are not included in Loomis’ institutional strategy composites, so unlike managed accounts, fund performance and asset size, in those cases, would not directly contribute to this calculation. However, each fund managed by Loomis employs strategies endorsed by Loomis and fits into the product category for the relevant investment style. Loomis may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

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Loomis has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of the award and is only payable if the portfolio manager remains at Loomis. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and, over time, the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom. Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

Portfolio managers also participate in the Loomis profit sharing plan, in which Loomis makes a contribution to the retirement plan for each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis defined benefit pension plan, which applies to all Loomis employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

MFS Institutional Advisors, Inc.   Portfolio manager compensation is reviewed annually. As of December 31, 2016, portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•	Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three- and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2016, the MSCI EAFE (Europe, Australasia, Far East) Growth Index (gross dividend) was used to measure the portfolio managers’ performance for the fund.

Additional or different benchmarks, including versions and components of indices, custom indices and linked indices that combine performance of different indices for different portions of the time period may also be used. Consideration is given to portfolio performance over one-, three- and five-years with emphasis placed on the longer periods. For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered. For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account

Statement of Additional Information	85

performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of the firm or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the Massachusetts Financial Services Company (“MFS”) Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Mondrian Investment Partners Ltd. (“Mondrian”).  Mondrian has the following programs in place to retain key investment staff:

•	Competitive Salary — All investment professionals are remunerated with a competitive base salary.

•	Profit Sharing Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

•	Equity Ownership — Mondrian is employee owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in installments over a number of years post an agreed retirement from the firm. This is a long-term incentive plan directly tied to the long-term equity value of the firm.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Remuneration Committee.  In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the firm’s Remuneration Committee, who will make recommendations based on a number of factors, including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan.  All portfolio managers are members of Mondrian’s Defined Contribution Pension Plan (the “Plan”) where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependent’s pension may also be payable.

Mondrian Remuneration Philosophy.  The guiding principle of the Mondrian’s compensation programs is to enable the firm to retain and motivate a team of high quality employees with both attractive shorter term

86	GuideStone Funds

remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the firm and its clients. Approximately 80 Mondrian employees are equity owners of the business, representing about 50% of the total staff. In determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.

Pacific Investment Management Company LLC (“PIMCO”).  PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

•	Base Salary. Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or positions, or a significant change in market levels.

•	Performance Bonus. Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•	Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•	Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

Statement of Additional Information	87

PIMCO’S partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation.  Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in lines with market practices.

•	The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•	The M Unit provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Participation in LTIP and M Unit Program is contingent upon continued employment at PIMCO.

Profit Sharing Plan.  Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Parametric Portfolio Associates LLC (“Parametric”).  Parametric’s compensation structure for senior portfolio managers consists of a fixed base salary and an incentive bonus that is determined annually based on a percentage of the firm’s operating profit. In addition, senior portfolio managers who are also principals of the firm receive quarterly equity-based distributions based on their percent ownership of the firm. Other investment professionals receive a fixed base salary and an annual discretionary bonus that is determined based on the individual’s performance and the financial performance of the firm. Individual investment professional performance is assessed by the chief investment officer based on the quality of service and advice provided to clients and the level of value added to the investment team and Parametric. None of the investment professionals’ compensation is directly tied to account performance or the value of assets held in accounts or growth in the value of accounts. Some portfolio managers who are not currently equity owners of the firm may receive an incentive grant that has some of the characteristics of actual equity ownership but is not actual equity in the firm (i.e., phantom equity).

Payden & Rygel.  Portfolio managers and other investment personnel are paid competitive salaries by Payden & Rygel. An employee’s base salary is contingent on many factors, such as (but not limited to) educational background and previous work experience. In addition, they may receive bonuses based on the overall profit of the firm and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual’s contribution to the investment team(s), contributions to the firm overall and other factors.

RBC Global Asset Management (U.S.) Inc. (“RBC”).  RBC’s compensation structure includes fixed base salaries, annual bonuses and profit sharing. The firm calibrates salaries by position and responsibilities and gears them to be competitive in the industry. The bonus structure is designed to align portfolio manager’s interests with those of clients and RBC. Annual bonuses are based on an investment team’s pre-tax composite returns and information ratios compared to peers for one-, three- and five-year periods, with greater emphasis on three- and five-year periods. Bonuses are also based on qualitative factors including contribution to the investment process and firm and are set as a pre-determined percentage rate of base salary. Lastly, portfolio managers can participate in a pool that provides a share of the investment team’s annual profits.

88	GuideStone Funds

RREEF America L.L.C. (“RREEF”), Deutsche Investments Australia Limited (“DIAL”) and Deutsche Alternative Asset Management (Global) Limited (“DeAAM Global”) (together, “RREEF”).  Deutsche Bank (the “Bank”) recognizes that its compensation system plays a vital role in supporting its strategic objectives. Thus, the compensation practices and systems of the Bank are carefully constructed to support the achievement of strategic and business objectives in a sustainable manner within a sound risk framework. The Bank also recognizes that its people are a key differentiating factor that drives performance and that, as such, attracting and retaining the right employees is fundamental to ensuring current and future business success. On the basis of appropriate benchmarking, the Bank utilizes market aligned compensation practices and systems in order to remain competitive. In this context, the Bank operates a total compensation approach to remuneration, with primary components of Fixed Pay and variable compensation (“VC”).

Fixed pay is used to compensate employees for their skills, experience and competencies, commensurate with the requirements, size and scope of their role. Fixed pay can include base salary, an additional fixed pay supplement, regional allowances and, where applicable, other non-salary elements or allowances. Fixed Pay is contractual and, in many legal jurisdictions, nonrevocable. It is generally reviewed on an annual basis as part of the year-end process and in the context of total compensation.

VC is used as a tool to incentivize and reward strong performance and the Bank continues to ensure that the governance around and the structure of VC allocations meet regulatory requirements. Most full and part-time employees of Deutsche Bank Group (the “Group”) may be eligible for an annual VC award. Within the total compensation structure, the VC element is determined in the Bank’s sole discretion based upon, among other factors, the overall Group performance, the divisional performance and an individual’s overall contribution during the year under review. VC may be comprised of a cash bonus and/or deferred awards. The split between cash and deferred awards is determined according to a matrix applicable to all employees; as a general principle, as the amount of total VC increases, so too does the percentage of the VC which is comprised of deferred awards. Additionally, all employees identified as material risk takers are required to have 50% of what would have otherwise been their cash bonus delivered in the form of equity or equity linked instruments (the “Equity Upfront Award”). All deferred awards, including any Equity Upfront Awards, are deferred over a defined period of time and subject to various provisions of the applicable plan rules including, but not limited to, forfeiture provisions.

SailingStone Capital Partners LLC (“SailingStone”).  The investment team at SailingStone is comprised of partners of the firm, and all partners have the same base salary. In addition to base salary, investment professionals have the opportunity to earn into a bonus pool, can earn further equity, and are provided with a competitive benefits package. The annual bonus pool is determined by the overall success of the business. Individual awards are determined based on accuracy of forecasts of company specific net asset value, breadth of coverage across respective commodity segments, relative returns of individual positions versus industry peers in periods of negative performance, absolute returns of the portfolio, and total profit and loss for the business. Equity grants are earned over a long, multi-year time frame and reflect long-term value creation for the overall franchise.

Sands Capital Management, LLC (“Sands”).  Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employee’s overall contribution and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the pre-tax performance variance of the Sands Capital composite returns and their respective benchmarks over one-, three- and five-year periods, weighted towards the three- and five-year results.

Schroder Investment Management North America Inc. (“SIMNA”).  The portfolio managers assigned to the Extended-Duration Bond Fund portfolio account receive remuneration in accordance with SIMNA’s compensation policy. SIMNA’s methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative and qualitative measures. Portfolio managers are compensated for their services to accounts they manage in a combination of base salary and annual discretionary bonus, as well as

Statement of Additional Information	89

the standard retirement, health and welfare benefits available to all SIMNA’s employees. Messrs. Jewett, Rezek, Chorlton, Sutherland and Bonilla are also eligible to receive long-term incentive compensation that is based in part on SIMNA’s revenues attributable to SIMNA’s acquisition of STW Fixed Income Management LLC (“STW”) (effective, April 2, 2013) at certain milestones over a four-year period post-closing of the acquisition by Schroders. These economic incentives are also tied to the success of the integrated business.

Portfolio manager compensation is not directly based solely upon long-term or short-term performance of the Fund or upon Fund performance as compared to the performance of an index or peer group. Rather, a portfolio manager’s bonus is based in part on team performance as a whole for all of its accounts. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by SIMNA globally. SIMNA then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of SIMNA’s clients. For each team, SIMNA assesses the performance of their funds and accounts relative to competitors and to relevant benchmarks, (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and/or three year periods), the level of funds under management and the level of performance fees generated, if any.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of SIMNA Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders plc.

Shenkman Capital Management, Inc. (“Shenkman”).  Shenkman offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member’s merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.

Portfolio managers represent the majority of the firm’s senior management. Their compensation is not formally tied to a specific list of criteria. Portfolio managers are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm as well as Shenkman’s growth and profitability. All of the senior portfolio managers are owners of the firm. Portfolio managers’ compensation is not based on the performance of the Funds or the value of assets held in their portfolios.

Snow Capital Management L.P. (“Snow”).  Each of the portfolio managers receives compensation in the form of a fixed salary. Portfolio managers are also eligible for a bonus, which is based on the overall profitability of Snow. Additionally, a portfolio manager may receive equity dividends from his or her ownership in the firm.

TCW Investment Management Company LLC (“TCW”).  The overall objective of the firm’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

90	GuideStone Funds

Salary.  Salary is agreed to with the portfolio managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing.  Profit sharing for investment professionals is based on net income relating to accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and profit sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including base salaries) related to the strategy group. The allocations are based on the investment professionals’ contributions to TCW and its clients, including qualitative and quantitative contributions. The profit sharing percentage used to compensate investment professionals for investment services related to the Value Equity Fund is generally the same as that used to compensate investment professionals for other client accounts in the same strategy managed by the TCW or one of the other TCW-affiliated advisers (together, “the TCW Group”). In some cases, the profit sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to profit sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the profit sharing percentage or pool may be increased by the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Value Equity Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Value Equity Fund.

Discretionary Bonus/Guaranteed Minimums.  Discretionary bonuses may be paid out of an investment team’s profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the firm has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives.  Management believes that equity ownership aligns the interest of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in or after 2010 vested over a period of time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in TCW’s parent company. Awards under this plan have vested over time subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, key portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and performance conditions.

Other Plans and Compensation Vehicles.  Portfolio managers may also elect to participate in the TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Statement of Additional Information	91

TimesSquare Capital Management, LLC (“TSCM”).  TSCM’s compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The program is tied exclusively to client’s investment performance and financial results of the firm and TSCM’s investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for portfolio managers. Investment professionals’ compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm.

Base Salaries.  Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. TSCM adjusts base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan.  Bonuses for portfolio managers and investment analysts are determined primarily by investment performance using both manager-relative and benchmark-relative measures over the one-year time period. Performance is calculated by comparing pre-tax total returns.

Equity Ownership.  Senior investment professionals receive significant equity ownership in the firm, subject to a five-year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in TSCM’s business, portfolio managers should benefit from client retention and business growth. Currently, a significant majority of TSCM’s investment professionals retain ownership.

Western Asset Management Company and Western Asset Management Company Limited (together, “Western”).  At Western, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one’s group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead, or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing pre-tax investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

As cited herein, Russell Investment Group is the source and owner of trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Securities Ownership.  Portfolio managers of the Adviser and the Sub-Advisers do not beneficially own any shares of the Select Funds.

Fund Brokerage.  The Adviser and Sub-Advisers, in effecting the purchases and sales of portfolio securities for the account of the Funds, will seek execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission

92	GuideStone Funds

charged, if reasonable in relation to brokerage and research services provided to the Trust or the Adviser or Sub-Adviser by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser or Sub-Advisers may use research and services provided to it by brokers and dealers in servicing all its clients.

The Adviser or Sub-Adviser may, from time to time, receive services and products which serve both research and non-research functions. In such event, the Adviser or Sub-Adviser makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Subject to its obligation to seek best execution, the Adviser may direct the Sub-Advisers to place trades through designated brokers who have agreed to pay certain transfer agency, custody or other operating expenses that the Funds would otherwise be obligated to pay. Fund orders may be placed with an affiliated broker-dealer. Portfolio orders will be placed with an affiliated broker-dealer only where the price being charged and the services being provided compare favorably with those charged to the Funds by non-affiliated broker-dealers. Over-the-counter transactions are usually placed with a principal market-maker unless a better net security price is obtainable elsewhere.

If the Adviser or Sub-Adviser provides investment advisory services to individuals and other institutional clients, there may be occasions on which these investment advisory clients may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.

The Select Funds have obtained an order from the SEC that allows, subject to certain conditions, each Sub-Adviser that provides investment advice to a Select Fund or a portion thereof to, with respect to the assets under its control: (A) engage in certain principal and brokerage transactions that would otherwise be proscribed by the 1940 Act with a broker-dealer that is either (i) a Sub-Adviser to another portion of the same Select Fund or to another Select Fund, or (ii) an affiliated person of a Sub-Adviser to another portion of the same Select Fund; and (B) acquire securities of a Sub-Adviser, or its affiliate, to another portion of the same Select Fund. The Adviser believes that allowing a Select Fund or a portion thereof advised by one Sub-Adviser to purchase securities from another Sub-Adviser or its affiliates will expand the Select Funds’ investment options without exposing the Select Funds to the potential abuses of self-dealing.

Statement of Additional Information	93

For the fiscal years ended December 31, the aggregate dollar amount of brokerage commissions paid by each Fund listed below was as follows:

	Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	2016	2015	2014
MyDestination 2015	$1,874	$1,800	$1,765
MyDestination 2025	2,786	2,732	3,413
MyDestination 2035	1,981	1,969	2,461
MyDestination 2045	1,716	1,409	1,563
MyDestination 2055	290	198	191
Conservative Allocation	1,430	1,036	958
Balanced Allocation	5,883	5,665	5,008
Growth Allocation	5,188	4,450	5,094
Aggressive Allocation	4,198	4,252	4,607
Money Market	—	—	—
Low-Duration Bond	45,466	51,575	37,577
Medium-Duration Bond	186,175	143,807	79,088
Extended-Duration Bond	—	511	—
Inflation Protected Bond	30,258	29,180	33,600
Global Bond	17,314	14,363	8,163
Defensive Market Strategies	143,758	101,413	325,738
Equity Index	18,220	33,799	8,682
Global Real Estate Securities	730,655	840,238	595,511
Value Equity	448,025	394,996	533,530
Growth Equity	342,154	613,022	708,408
Small Cap Equity	622,506	664,779	718,607
International Equity Index(1)	9,752	36,613	—
International Equity	364,530	606,276	587,308
Emerging Markets Equity	309,320	258,011	94,827
Global Natural Resources Equity	214,586	499,851	386,837

(1)	Inception date was June 1, 2015.

For the fiscal years ended December 31, 2016, 2015 and 2014, the Funds did not execute trades through broker-dealers affiliated with the Fund’s Sub-Advisers or Adviser.

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As of the close of the fiscal period ended December 31, 2016, the Funds’ aggregate holdings of securities of their regular broker-dealers or their parent company were as follows:

Dollar Value of Securities Owned (000’s Omitted)
Money Market Fund
Goldman Sachs & Co.	$619
Morgan Stanley	3,279
RBC Capital Markets, LLC	3,193
Bank of America LLC	6,348
Barclays Capital, INC	748
CitiGroup Global Markets, Inc	3,667
Credit Suisse (USA) Inc.	546
HSBC Securities (USA), Inc.	923
JPMorgan Chase & Co.	551
Low-Duration Bond Fund
Goldman Sachs & Co.	7,503
Credit Suisse (USA) Inc.	6,660
JPMorgan Chase & Co.	43,041
Morgan Stanley	13,292
Barclays Capital, INC	4,640
Citigroup Global Markets, Inc.	11,635
Bank of America LLC	24,706
UBS SECURITIES	3,029
MUFG Securities/Mitsubishi UFJ Securities	2,071
Mizuho Securities USA Inc.	2,161
Deutsche Bank AG	510
HSBC Securities (USA), Inc.	6,200
RBC Capital Markets, LLC	2,808
TD Securities (USA) LLC	2,177
Medium-Duration Bond Fund
Bank of America LLC	35,435
Morgan Stanley	9,345
Credit Suisse Securities (USA) LLC	4,934
Goldman Sachs & Co.	9,345
JPMorgan Chase & Co.	61,527
Barclays Capital, INC.	6,053
Citigroup Global Markets, Inc.	10,681
UBS Securities	2,519
MUFG Securities/Mitsubishi UFJ Securities	1,560
Mizuho Securities USA Inc.	495
Deutsche Bank AG	20,148
HSBC Securities (USA), Inc.	6,251
RBC Capital Markets, LLC	718

Statement of Additional Information	95

Dollar Value of Securities Owned (000’s Omitted)
Extended-Duration Bond Fund
Barclays Capital, INC.	$2,232
Citigroup Global Markets, Inc.	4,793
Goldman Sachs & Co.	619
Morgan Stanley	1,913
JPMorgan Chase & Co.	4,819
Bank of America LLC	4,568
HSBC Securities (USA), Inc.	1,507
Global Bond Fund
Credit Suisse (USA) Inc.	546
Morgan Stanley	3,279
Defensive Market Strategies Fund
Bank of America LLC	5,185
Citigroup Global Markets, Inc.	3,217
Morgan Stanley	119
Goldman Sachs & Co.	1,595
JPMorgan Chase & Co.	4,276
Equity Index
Morgan Stanley	2,372
Citigroup Global Markets, Inc.	6,467
Goldman Sachs & Co.	3,423
JPMorgan Chase & Co.	11,701
Bank of America LLC	8,421
Value Equity Fund
Morgan Stanley	1,666
Citigroup Global Markets, Inc.	39,523
Goldman Sachs & Co.	2,709
JPMorgan Chase & Co.	46,906
Bank of America LLC	30,642
International Equity Fund
Barclays Capital, INC.	1,776
Credit Suisse Securities (USA) Inc.	4,838
UBS AG	9,407
MUFG Securities/Mitsubishi UFJ Securities	1,168
Mizuho Securities USA Inc.	768
HSBC Securities (USA), Inc.	1,558
International Equity Index Fund
Barclays Capital, INC.	432
Credit Suisse Securities (USA), LLC.	307
Deutsche Bank Securities, Inc.	289
UBS AG	614
MUFG Securities/Mitsubishi UFJ Securities	838

96	GuideStone Funds

Dollar Value of Securities Owned (000’s Omitted)
Mizuho Securities USA Inc.	$455
HSBC Securities (USA), Inc.	1,568
RBC Capital Markets, LLC	74
Emerging Markets Equity Fund
Barclays Capital, Inc.	811

During the fiscal period ended December 31, 2016, the following Funds through an agreement or understanding with a broker, or through an internal allocation policy, directed brokerage transactions to the brokers specified below because of research services provided, as follows:

Name of Broker	Aggregate Dollar Amount of Transactions Directed	Aggregate Dollar Amount of Related Brokerage Commissions Paid
Global Real Estate Securities
Frank Russell Securities, Inc.	$51,367,547	$35,032
Value Equity
Frank Russell Securities, Inc.	53,042,270	10,344
Growth Equity
Frank Russell Securities, Inc.	77,121,532	35,022
Small Cap Equity
Frank Russell Securities, Inc.	67,595,221	43,026
International Equity
Frank Russell Securities, Inc.	13,131,878	1,647
Emerging Markets Equity
Frank Russell Securities, Inc.	4,677,010	238
International Equity Index
Frank Russell Securities, Inc.	3,907,122	1,142

Codes of Ethics.  The Trust, the Adviser, each of the Sub-Advisers and the Underwriter (as defined below) have adopted codes of ethics addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in penalties.

Proxy Voting

The Trust endeavors to ensure that proxies relating to its portfolio securities are voted in the best interests of the Trust’s shareholders, and in a manner that is not in conflict with the moral and ethical posture of GuideStone Financial Resources.

Statement of Additional Information	97

The Trust has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Adviser. Because the Adviser views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of the Trust’s proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. The proxy voting policies and procedures adopted by the Adviser and each of the Sub-Advisers may be amended from time to time based on the Trust’s experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated. Please refer to Appendix B of this SAI for a description of the policies and procedures adopted by the Adviser and each of the Sub-Advisers.

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting the Trust’s website at GuideStoneFunds.com or by visiting the SEC’s website at sec.gov.

Other Service Providers

Underwriter.  Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312, serves as the Underwriter of each Fund’s shares pursuant to a Distribution Agreement (the “Agreement”). The Agreement was for an initial two year term and is renewable annually thereafter. The Agreement is terminable without penalty on 60 days’ written notice by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund or by the Underwriter. The Agreement will also terminate automatically in the event of its assignment. The Funds do not pay any fees to the Underwriter in its capacity as underwriter. The Underwriter may enter into agreements with affiliates of the Adviser in connection with distribution. The Underwriter has agreed to use efforts deemed appropriate by it to facilitate the distribution of the Funds’ shares, which are offered on a continuous basis.

Transfer Agency Services.  BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), which has its principal business address at 760 Moore Road King of Prussia, PA 19406, provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, BNY Mellon maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes each Fund’s cash distributions to shareholders.

Administrative and Accounting Services.  Effective on or about April 1, 2017, The Northern Trust Company, 50 LaSalle Street, Chicago, IL 60606, provides administrative and accounting services to the Funds, and prior to this date, BNY Mellon, 301 Bellevue Parkway, Wilmington, DE 19809 provided administrative and accounting services to the Funds. The services include certain accounting, clerical and bookkeeping services; assistance in the preparation of reports to shareholders; preparation for signature by an officer of the Trust of documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC and the securities laws of various states; arranging for the computation of data, including daily computation of NAV; and arranging for the maintenance of books and records of the Trust and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Trust’s administrator does not have any responsibility or authority for the management of the Funds or the determination of investment policy. In consideration of the services provided pursuant to the Administration and Accounting Services Agreement, The Northern Trust Company receives from each Fund a fee computed daily and paid monthly. For the fiscal years ended December 31, 2014, 2015 and 2016, BNY Mellon received $2,432,395, $3,259,577 and $2,456,087, respectively, after waivers from the Trust for its administrative and accounting services.

98	GuideStone Funds

Custodian.  The Northern Trust Company serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, The Northern Trust Company holds or arranges for the holding of all portfolio securities and other assets of the Funds in connection with the Custodian Agreement. It is located at 50 South La Salle Street, Chicago, IL 60675.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, 2001 Market Street Suite 1800 Philadelphia, PA 19103, serves as the independent registered public accounting firm to the Trust.

Legal Counsel.  The law firm of K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, serves as counsel to the Trust.

Counsel to Independent Trustees.  The law firm of Eversheds Sutherland (US) LLP, 700 Sixth Street, N.W., Suite 700, Washington, DC 20001-3980, serves as counsel to the Independent Trustees.

Shares of Beneficial Interest

The Trust’s trust instrument authorizes the issuance of an unlimited number of shares for each of the Funds and their Classes, and each share has a par value of $0.001 per share. There are no conversion or preemptive rights in connection with any shares. All issued shares will be fully paid and non-assessable and will be redeemable at NAV per share. Certificates certifying the ownership of shares will not be issued.

In accordance with the Trust’s trust instrument, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of the outstanding shares of the Trust.

The assets belonging to a Fund shall be held and accounted for separately from other assets of the Trust. Each share of a Fund represents an equal beneficial interest in the net assets of such Fund. Each Class of a Fund represents interests in the assets of that Fund and has identical voting, dividend, liquidation and other rights, except that expenses allocated to a Class will be borne by such Class. Expenses of the Trust which are not readily identifiable as belonging to a particular Fund or Class are allocated among all the Funds in a manner the Trustees believe to be fair and equitable.

The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new funds or classes and to issue an unlimited number of shares of beneficial interest of the Trust. The Trustees have established 25 Funds and two Classes of shares to be issued currently. The Trust offers the Institutional Class and Investor Class shares. Expenses borne by each Class differ because of the allocation of class-specific expenses. For example, shareholder service and distribution fees may vary from class to class. The relative impact of ongoing annual expenses will depend on the length of time a share is held.

Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares will generally be voted by shareholders of the individual Fund or Class, except in the case of election or removal of Trustees, the amendment of the Trust’s trust instrument, when required by the 1940 Act or when the Trustees have determined that the matter affects the interests of more than one Fund or Class.

The Trust is not required to and does not currently intend to hold annual meetings of shareholders. Special meetings of shareholders may be called by the Board of Trustees or upon the written request of shareholders owning a majority of the outstanding shares of the Trust. Amendments and supplements to the Trust’s trust instrument may be made only by majority of the outstanding shares of the Trust. The Trust shall have perpetual existence. Only a majority of the outstanding shares of the Trust, and not an individual Fund, may approve the dissolution of a Fund or the Trust.

Statement of Additional Information	99

Shareholder Servicing Arrangements

The Board of Trustees adopted a Shareholder Service Plan for the Investor Class (“Service Plan”). Under its Service Plan, the Investor Class is authorized to pay service fees of 0.25% of average daily net assets. Service fees are paid to parties that provide service for and maintain shareholder accounts.

Pursuant to the Service Plan, each Fund may pay GuideStone Financial Resources and its affiliates for service activities and recordkeeping activities. Service activities include, but are not limited to, such services as answering shareholder inquiries and providing such other related personal services as the shareholder may request. Recordkeeping activities include, but are not limited to, such services as establishing and maintaining shareholder accounts and records, integrating periodic statements with other shareholder transactions and aggregating and processing purchase and redemption orders. Any “service fee” paid by a Fund, as that term is defined in subparagraph (b)(9) of Rule 2830 of the Conduct Rules of FINRA, shall not exceed 0.25% of the Fund’s average annual net assets.

The Funds may pay up to the entire amount of the shareholder service fee to GuideStone Financial Resources and its affiliates or to unaffiliated service providers who provide these services to the Funds.

Taxation

General

The following discussion of certain federal income tax matters concerning the Funds and the purchase, ownership and disposition of Fund shares is not complete and may not deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances. This discussion is based on the Code, the regulations promulgated thereunder and judicial and administrative interpretations thereof, all as of the date hereof; all these authorities are subject to change, which may be applied retroactively. If you invest in Fund shares through a tax-deferred account (such as a retirement plan account or an IRA (a “Tax-Deferred Account”)), special tax rules apply. You should consult your own tax adviser(s) with regard to the federal tax consequences to you of the purchase, ownership and disposition of Fund shares, as well as the tax consequences to you arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Tax Character of Distributions.  As described in the Prospectus, unless your investment is held in a Tax-Deferred Account, (1) dividends from net investment income and distributions from the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net gains from certain foreign currency transactions, if any (collectively, “dividends”), generally are taxable to you as ordinary income (except that a Fund’s dividends attributable to its “qualified dividend income” (“QDI”) generally are subject to federal income tax for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain restrictions with respect to their Fund shares at a maximum rate of 15% (20% for a single shareholder with taxable income exceeding $418,400 or $470,700 married persons filing jointly, which amounts apply for 2017 and will be adjusted for inflation annually thereafter), and (2) distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) (“capital gain distributions”) are taxable to you as long-term capital gains, at those rates for non-corporate shareholders, whether received in cash or reinvested in additional Fund shares.

A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (“DRD”), although dividends a corporate shareholder deducts are subject indirectly to the federal alternative minimum tax.

The eligible portion of any Fund dividend for purposes of the QDI rates may not exceed the aggregate dividends it receives from most domestic corporations and certain foreign corporations, whereas only

100	GuideStone Funds

dividends a Fund receives from domestic corporations are eligible for purposes of the DRD. Accordingly, a Fund’s distributions of interest income, net short-term capital gain and net foreign currency gains do not qualify for the reduced QDI tax rates or the DRD. The Funds will inform you of the amount of your dividends and capital gain distributions when they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.

You should be aware that if you purchase Fund shares shortly before the record date for a dividend or capital gain distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. At any time, a Fund may distribute to you, as ordinary income or capital gain, an amount that exceeds your proportionate share of the actual amount of such income or gain earned or realized during the period of your investment in the Fund.

Redemption and Exchange of Fund Shares.  As discussed in the Prospectus, unless your investment is held in a Tax-Deferred Account, redemptions (including those pursuant to exchanges) of Fund shares are taxable transactions. If you hold your shares as capital assets, the gain or loss that you realize will be capital gain or loss and will be long-term if you held your redeemed shares for more than one year. Any capital gain a non-corporate shareholder recognizes on a redemption of his or her Fund shares held for more than one year will qualify for the maximum tax rates referred to above. Any loss you realize on the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions you received on those shares.

All or a portion of any loss that you realize on the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the same Fund (through reinvestment of dividends or capital gain distributions or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

A shareholder’s basis in shares of a Fund that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser(s) to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.

Treatment as a Regulated Investment Company.  Each Fund has elected to be a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”) and intends to continue to qualify for treatment as a RIC for its current taxable year. As a RIC that so qualifies, a Fund will pay no federal income tax on the net income and net realized gains it distributes to you. The Board of Trustees reserves the right not to maintain a Fund’s qualification for treatment as a RIC if the Board determines that course of action to be beneficial to its shareholders. In such a case, or if a Fund otherwise fails to maintain that qualification for any taxable year – either (1) by failing to satisfy the distribution requirement applicable to RICs (“Distribution Requirement”), even if it satisfied the source-of-income and diversification requirements applicable thereto (“Income Requirement” and “Diversification Requirements,” respectively), or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other

Statement of Additional Information	101

requirements — then for federal tax purposes the Fund would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes the shareholders would treat all those distributions, including capital gain distributions, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for non-corporate shareholders those dividends would be QDI subject to federal income tax at the 15% and 20% maximum rates described above), and those dividends would be eligible for the DRD. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Excise Tax.  To avoid a nondeductible 4% federal excise tax (“Excise Tax”), a Fund must distribute to its shareholders by December 31 of each year at least the sum of the following amounts: 98% of its ordinary income earned during the calendar year, 98.2% of its capital gain net income earned during the twelve-month period ending October 31 in that year, plus 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay at least that sum through periodic distributions during each year and any balance in December (or to pay the balance in January under a rule that treats such distributions as received by you in December) to avoid the Excise Tax, but the Funds can give no assurance that their distributions will be sufficient to eliminate all Excise tax.

Backup Withholding.  Each Fund must withhold and remit to the U.S. Treasury 28% of all dividends and (except in the case of the Money Market Fund) capital gain distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to you (“backup withholding”) if (1) you are a noncorporate shareholder and (2) you fail to furnish the Fund with your correct social security or other taxpayer identification number. Withholding at that rate also is required from a Fund’s dividends and (except for the Money Market Fund) capital gain distributions otherwise payable to you if you are such a shareholder and (a) the IRS notifies you or the Funds that you have failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (b) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

Other Taxation.  Distributions may be subject to state, local and foreign taxes, depending on your particular situation.

Tax Treatment of Fund Investments

Securities transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the identified cost of the securities lot sold with the net proceeds pursuant to applicable federal income tax rules.

Each Target Date Fund and Asset Allocation Fund (each, a “Fund-of-Funds”) invests primarily in shares of the Select Funds. Accordingly, a Fund-of-Fund’s income will consist of distributions from Select Funds and net gains realized from the disposition of Select Fund shares. If a Select Fund continues to qualify for treatment as a RIC — as noted above, each Fund, including the Select Funds, intends to continue to do so for its current taxable year — (1) dividends paid to a Fund-of-Funds from the Select Fund’s “investment company taxable income” will be taxable to the Fund-of-Funds as ordinary income to the extent of the Select Fund’s earnings and profits and (2) distributions paid to a Fund-of-Funds from the Select Fund’s net capital gain will be taxable to the Fund-of-Funds as long-term capital gains, regardless of how long the Fund-of-Funds has held the Select Fund’s shares. (As noted above, a Fund-of-Funds will be able to avoid having to pay entity-level federal income tax on those distributions by distributing the amount thereof to its shareholders.) If a Fund-of-Funds purchases shares of a Select Fund within 30 days before or after redeeming other shares of that Select Fund at a loss (whether pursuant to a rebalancing of the Fund-of-Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund-of-Funds and instead will increase its basis in the newly purchased shares.

102	GuideStone Funds

Market Discount.  If a Fund purchases a debt security in the secondary market at a price lower than its stated redemption price, the difference is “market discount.” If the amount of market discount is more than de minimis, a Fund must include in its gross income a portion of the market discount as ordinary income (not capital gain) in each taxable year in which the Fund receives a principal payment on the security. In general, the amount of market discount that must be included is equal to the lesser of (1) the amount of market discount accrued during the taxable year (plus any accrued market discount for prior taxable years not previously included in gross income) or (2) the amount of the principal payment(s) received during the taxable year. Generally, market discount accrues on a daily basis for each day a Fund holds a debt security at a constant rate over the time remaining to the security’s maturity or, at the Fund’s election, at a constant yield to maturity that takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as interest income (not capital gain) to the extent of the accrued market discount.

Original Issue Discount and PIK Securities.  Certain debt securities a Fund acquires may be originally issued at a discount. Very generally, “original issue discount” is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although a Fund currently receives no cash on account of the original issue discount that accrues on a debt security in a given taxable year, that discount generally is treated for federal income tax purposes as interest that is includable in gross income in that year and, therefore, is subject to the Distribution Requirement. Similar treatment is required for “interest” on PIK securities paid in the form of additional securities rather than cash. A Fund may purchase some debt securities at a discount that exceeds the original issue discount on them, if any. This additional discount represents market discount for federal income tax purposes (see above).

Foreign Investments.  Most foreign exchange gains and losses realized on the sale of debt securities generally are treated as ordinary income and loss by the Funds. These gains, when distributed, will be taxable to you as ordinary dividends (unless your investment is held in a Tax-Deferred Account), and any such losses will reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or reduce ordinary income distributions to you and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

The Funds may be subject to withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, “foreign taxes”) on income from, and gains realized on, certain foreign securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the International Equity Fund’s, Emerging Markets Equity Fund’s or Global Natural Resources Equity Fund’s total assets at the end of a taxable year is invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes it paid. If such a Fund makes this election, the year-end statement you receive will show more taxable dividends than it actually distributed to you, because you will be required to include in gross income, and treat as paid by you, your proportionate share of those taxes (the amount of which will be included on your statement with other dividends, if any, the Fund paid). However, you will be entitled to either deduct your share of those taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for that share against your federal income tax. (The exception, again, is a Tax-Deferred Account.) You will be provided with the information necessary to complete your individual income tax return if a Fund makes this election.

Passive Foreign Investment Companies.  Each Select Fund may invest in shares of foreign corporations that are “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a

Statement of Additional Information	103

dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates on non-corporate shareholders’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirements and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

You should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

Hedging Strategies.  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Some futures contracts, “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) and foreign currency options and forward contracts — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement — in which a Fund invests may be subject to Code section 1256 (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts may also be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when

104	GuideStone Funds

distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund.

Offsetting positions a Fund enters into or holds in any actively traded security, option, futures contract or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions that otherwise would constitute short-term capital losses be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Investments in REITs.  Certain Funds may invest in REITs that (1) hold residual interests in REMICs (i.e., “real estate mortgage investment conduits”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

Statement of Additional Information	105

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 35%) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders who are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. A Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they made during that year. If a Fund invests in a REIT that does so, the Fund also would have to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in your annual Form 1099, together with other tax information. Although those forms generally will be distributed to you in February of each year, a Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

A Fund may invest in the equity securities of corporations or other entities that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by a REIT or “United States real property holding corporation” in which a Fund invests may trigger special tax consequences to the Fund’s foreign shareholders, who are urged to consult their tax advisers regarding those consequences.

Tax-Deferred Accounts

Traditional IRAs.  Certain shareholders may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of your earned income or $5,500 (increased by a “catch-up contribution” of $1,000 if you attain age 50 before the end of the year (“Catch-up Contribution”)). Notwithstanding the foregoing, a married shareholder who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined “modified adjusted gross income” does not exceed $184,000 for 2017) is not affected by the spouse’s active participant status. In addition, if your spouse is not employed and you file a joint return, you may also establish a separate IRA for your spouse and contribute up to a total of $11,000 to the two IRAs, provided that neither contribution exceeds $5,500 (in each case, increased by a Catch-up Contribution of $1,000). If your employer’s plan qualifies as a SIMPLE, permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

106	GuideStone Funds

Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Fund shares through nondeductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.

Roth IRAs.  A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $5,500 per taxable year (increased by a Catch-up Contribution of $1,000) to a Roth IRA (or to any combination of Roth and traditional IRAs). Certain distributions from traditional IRAs may be rolled over to a Roth IRA, and any of a shareholder’s traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Section 403(b)(7) Arrangements.  Eligible investors in individual Section 403(b)(7) custodial accounts may purchase Investor Class shares of the Funds. GuideStone Trust Services, an affiliate of GuideStone Financial Resources and an affiliate of the Adviser, serves as non-bank custodian of those accounts. To participate in a Section 403(b)(7) custodial account, your employer must have a service agreement with GuideStone Financial Resources.

Withholding.  Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs), unless the recipient transfers the distribution directly to an “eligible retirement plan” (including an IRA and other qualified plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. You should consult your plan administrator or tax adviser for further information.

Third-Party Line of Credit

The Trust, on behalf of the Funds, participates in a line of credit arrangement with The Northern Trust Company for a $50,000,000 unsecured, committed revolving line of credit (“LOC”). The proceeds of the loans under the LOC are to be used solely for short-term liquidity to support redemption of investors in a borrowing Fund and settlement of trades. The Trust’s ability to borrow under the LOC is also subject to its organization documents, the limitations of the 1940 Act and various conditions precedent that must be satisfied before a Fund can borrow. Additionally, inter-fund lending is permitted under the LOC; however, a Fund may not be a lender of an inter-fund loan at any time during which such Fund has a loan under the LOC outstanding. Loans under the LOC are charged an interest rate on the outstanding principal amount at a rate per annum equal to the greater of (i) the federal funds rate plus 1.00% and (ii) 1.50%. If any amount of a loan is not paid when due, all amounts due shall bear interest at a rate equal to the rate otherwise applicable and 2.0% per annum for each day until all past due amounts and any interest thereon are paid in full. As of the date of this SAI, there were no outstanding loans. During the most recently ended fiscal year, no Fund utilized the LOC or the previous line of credit arrangement.

Statement of Additional Information	107

Valuation of Shares

Each Fund’s shares are bought or sold at a price that is the Fund’s NAV per share. The NAV for each Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Because each Target Date Fund and Asset Allocation Fund invests in shares of mutual funds, the price of a Target Date Fund’s or Asset Allocation Fund’s shares is based upon the NAVs of those shares of the underlying investments. In turn, the NAV per share of each mutual fund is based upon the values of the obligations, stocks and other investments held by the mutual fund. Therefore, the price of a Target Date Fund’s or Asset Allocation Fund’s shares will fluctuate in relation to its asset allocation among the mutual funds and the value of the portfolio investments of the underlying investments.

The Funds value their portfolio securities and compute their NAVs per share on each day that the NYSE is open for trading, in accordance with the procedures discussed in the Prospectus. This section provides a more detailed description of the Funds’ methods for valuing their portfolio securities. As of the date of this SAI, the NYSE is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday.

The Funds (except the Money Market Fund) each value portfolio securities listed on an exchange on the basis of the last sale price or official closing price prior to the time the valuation is made. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there has been no sale since the immediately previous valuation, then the official close price is used. Quotations are taken from the exchange where the security is primarily traded.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. The Funds translate prices for investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAVs. Because foreign markets may be open at different times than the NYSE, the value of Fund shares, particularly shares of the Global Real Estate Securities Fund, International Equity Index Fund, the International Equity Fund, the Emerging Markets Equity Fund, the Global Natural Resources Equity Fund and the Bond Funds, may change on days when shareholders will not be able to buy or redeem Fund shares. When an occurrence subsequent to the time that a foreign security is valued is likely to have changed such value, then such foreign security will be valued at its fair value, as determined through procedures established by, or under the direction of, the Board of Trustees. In addition, foreign equity securities will be valued at fair values provided by FT Interactive Data on certain days determined upon movements in a broad-based index in relation to the close of a foreign market. To the extent available, valuations of portfolio securities (except those valued using amortized cost) will be provided by reliable independent pricing services.
Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of evaluated prices provided by a pricing service approved by the Board of Trustees. Portfolio securities not currently quoted as indicated above will be valued through procedures established by, or under the direction of, the Board of Trustees.

108	GuideStone Funds

If the price of a security obtained under a Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board of Trustees believe accurately reflects fair value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund’s portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life portfolio maturity of 120 days or less, purchase securities having remaining maturities of 397 days or less and invest in U.S. dollar-denominated securities that at the time of acquisition are eligible securities. U.S. Treasury and U.S. government securities and securities of government money market funds are eligible securities, as are securities that the Money Market Fund’s Sub-Adviser has determined present minimal credit risks based on an analysis of the issuer’s capacity to meet its financial obligations.

Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Money Market Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the NAV of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include, for example, redeeming shares in kind, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations. The Money Market Fund does not currently intend to impose liquidity fees or redemption gates on Fund redemptions. The Board reserves the ability to impose liquidity fees or redemption gates in the future, after providing prior notice to shareholders and in conformance with the amendment to Rule 2a-7 under the 1940 Act.

Portfolio Holdings Information

It is the Trust’s policy to protect the confidentially of portfolio holdings and prevent the selective disclosure of non-public information concerning the Funds. The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees.

Statement of Additional Information	109

In accordance with SEC regulatory requirements, each Fund files a complete schedule of its portfolio holdings on a quarterly basis within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. In addition, the Money Market Fund files a complete schedule of its portfolio holdings with the SEC on a monthly basis on Form N-MFP. These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov.

Each Fund generally discloses top ten portfolio holdings on a quarterly basis 20 business days after the end of the month or quarter. The Money Market Fund also publishes its complete schedule of portfolio holdings on a monthly basis on the Trust’s website at GuideStoneFunds.com. Certain Sub-Advisers retained by the Adviser to manage a portion of a Fund may require a more stringent lag time (i.e., longer than 15 days) before portfolio holdings information may be released and, in such cases, the Adviser adheres to the requirements of the Sub-Adviser. Top ten portfolio holdings are posted on the Trust’s website quarterly (“Fund Fact Sheets”) and complete portfolio holdings are available to all investors upon request.

Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Funds, any institutional investor or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Funds. This is not considered a legitimate business need for the information. If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest Annual or Semi-Annual report, in Forms N-CSR and N-Q filed with the SEC and on the Trust’s website.

Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:

(a)	The Adviser, Sub-Adviser and Sub-Adviser candidates for the Funds (and their access persons);

(b)	Administrator;

(c)	Fund Accountant;

(d)	Independent registered public accounting firm of the Funds;

(e)	Legal counsel for the Trust and to the Independent Trustees;

(f)	Custodian and sub-custodians of the Funds;

(g)	Ratings or ranking agencies;

(h)	Companies that provide analytical services to the Funds, the Adviser and Sub-Advisers;

(i)	Pricing services employed by the Funds;

(j)	Proxy voting services employed by the Funds;

(k)	Broker-dealers who provide execution or research services for the Funds (including identifying potential buyers and sellers for securities that are held by the Funds);

(l)	Broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable; and,

(m)	Companies that provide other services that are deemed to be beneficial to the Funds.

The Funds may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to certain individuals or entities, provided that (1) the recipient is subject to a written confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to this information to third parties. In such cases, disclosure of the Funds’ portfolio holdings information may be made only with prior written approval of the Trust’s chief executive officer or its chief compliance officer.

110	GuideStone Funds

The Trust’s chief compliance officer monitors for compliance with the foregoing policies. Any violations of these policies are reported to the Board of Trustees on a quarterly basis. The policies of the Funds’ Sub-Advisers are monitored by their respective compliance staff and any violations are required to be reported to the Funds’ chief compliance officer and the Board of Trustees. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Any conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser or any if its affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

Telephone Instructions

Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, they will use procedures that are considered reasonable. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. To the extent that the Funds or their service providers fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds or their service providers may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with the Funds, GuideStone Financial Resources and BNY Mellon may be recorded.

Control Persons and Principal Holders of Securities

As of April 13, 2017, the following persons owned of record or were known by the Funds to own beneficially 5% or more of a Class of shares of a Fund. Persons are deemed to control a Fund when they own beneficially over 25% of the Fund’s outstanding shares. Principal holders are persons that own beneficially 5% or more of any Class of a Fund’s outstanding shares.

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
MyDestination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	48%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	28%
MyDestination 2015 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	14%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	49%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	32%
MyDestination 2025 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	11%

Statement of Additional Information	111

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	47%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	35%
MyDestination 2035 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	12%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	43%
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	39%
MyDestination 2045 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	11%
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	43%
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	37%
MyDestination 2055 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	13%
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	51%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	26%
Conservative Allocation Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	7%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	62%
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	25%
Growth Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	62%

112	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Growth Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	27%
Growth Allocation Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	6%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	69%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	22%
Money Market Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	24%
Money Market Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	9%
Money Market Fund Investor Class	GuideStone Financial Resources Money Market Liquidity Medium Duration Bond Fund PO Box 2190 Dallas TX 75221-2190	6%
Money Market Fund Investor Class	GuideStone Financial Resources Money Market Liquidity Growth Equity Fund PO Box 2190 Dallas TX 75221-2190	5%
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	40%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	22%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas TX 75221-2190	12%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas TX 75221-2190	8%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	52%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	27%
Extended-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	58%

Statement of Additional Information	113

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Extended-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	26%
Inflation Protected Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	53%
Inflation Protected Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	31%
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	37%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	20%
Global Bond Fund Investor Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas TX 75221-2190	13%
Global Bond Fund Investor Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas TX 75221-2190	7%
Global Bond Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customer Attn: Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	6%
Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	41%
Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	23%
Defensive Market Strategies Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customer Attn: Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	15%
Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	53%
Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	28%
Equity Index Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	6%
Global Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	56%

114	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Global Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	27%
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	58%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	27%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	61%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	27%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	61%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	28%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	55%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	28%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	48%
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	26%
Emerging Markets Equity Fund Investor Class	LPL Financial FBO Customer Accounts PO Box 509046 San Diego CA 92150-9046	9%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	21%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	16%
Global Natural Resources Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	13%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	10%

Statement of Additional Information	115

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Global Natural Resources Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	9%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	8%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	6%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	81%
Conservative Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	10%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	71%
Balanced Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	15%
Balanced Allocation Fund Institutional Class	GuideStone Financial Resources Employer Asset Plan PO Box 2190 Dallas TX 75221-2190	11%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	88%
Growth Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	9%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	85%
Aggressive Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	12%
Money Market Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	22%
Money Market Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	20%

116	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Money Market Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	9%
Money Market Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	8%
Money Market Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	7%
Money Market Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	7%
Money Market Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	5%
Money Market Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	5%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	33%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	30%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	14%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	10%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	28%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	20%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	13%

Statement of Additional Information	117

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	12%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	9%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	6%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-	53%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	24%
Extended-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	18%
Inflation Protected Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	42%
Inflation Protected Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	24%
Inflation Protected Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	16%
Inflation Protected Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	11%
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	34%
Global Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	15%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	13%

118	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	11%
Global Bond Fund Institutional Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas TX 75221-2190	8%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	6%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	29%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	21%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	16%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	7%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas TX 75221-2190	7%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	6%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	20%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	18%
Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	17%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	16%

Statement of Additional Information	119

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Equity Index Fund Institutional Class	Wells Fargo Bank NA FBO Campus Crusade for Christ International PO Box 1533 Minneapolis MN 55479	9%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	8%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	31%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	29%
Global Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	9%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	8%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	7%
Value Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	26%
Value Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	21%
Value Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	15%
Value Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	8%
Value Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	8%
Value Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	7%

120	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Value Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	5%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	25%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	21%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	15%
Growth Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	8%
Growth Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	7%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	7%
Growth Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	7%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	20%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	16%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	13%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	12%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	10%

Statement of Additional Information	121

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	9%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	8%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	33%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	24%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	20%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	15%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	26%
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	22%
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	16%
International Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	9%
International Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	6%
International Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	5%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	24%

122	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	20%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	14%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	9%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	8%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	5%

In accordance with the Trust’s trust instrument, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of the Trust. The Trust will refuse to accept any investment in any Fund that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of the outstanding shares of the Trust. GuideStone Financial Resources is a Texas non-profit corporation, of which the Southern Baptist Convention is the sole member.

Calculation of Performance Data

The Funds may, from time to time, include their yield, effective yield, tax-equivalent yield, average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and redemptions in advertisements or shareholder reports or other communications to shareholders or prospective investors. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is not annualized. The Funds may also show quotations of total return for other periods. Any such information would be accompanied by standardized total return information. Performance is calculated separately for each Class of a Fund. Since each Class of shares has its own expenses and distributions, the performance for each Class over the same period will vary.

Financial Statements

The Funds’ Annual Report for the fiscal year ended December 31, 2016, has been filed with the SEC. The audited financial statements, including the notes thereto, in the Annual Report (the “Audited Financial Statements”) and the financial highlights in the Annual Report are incorporated by reference into this SAI. The

Statement of Additional Information	123

Audited Financial Statements and the financial highlights have been audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP whose report thereon also appears in the Annual Report and is incorporated herein by reference. The Audited Financial Statements and financial highlights in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of the firm as experts in accounting and auditing.

124	GuideStone Funds

Appendix A — Descriptions of Securities Ratings

A description of the rating policies of Moody’s Investors Services Inc. (“Moody’s”), Standard & Poor’s® (“S&P®”) and Fitch, Inc. (“Fitch”) with respect to bonds and commercial paper appears below.

Moody’s Global Long-Term Obligation Rating Scale

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. The ratings address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are judged to bemedium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to be speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all rankings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P® Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P®’s analysis of the following considerations: a) likelihood of payment (capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation); b) nature of and provisions of the obligation; and

Statement of Additional Information	A-1

c) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations or operating company and holding company obligations.)

AAA — An obligation rated “AAA” has the highest rating assigned by S&P®. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P® expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payment will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an

A-2	GuideStone Funds

obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P® does not rate a particular obligation as a matter of policy.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch’s International Long-Term Issuer Credit Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (“IDRs”). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although Fitch recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms. In aggregate, IDRs provide an ordinal ranking of issuers based on Fitch’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. “BB” ratings indicate an elevated vulnerability to risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a

Statement of Additional Information	A-3

material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; and (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD — Restricted default. “RD” ratings indicate an issuer, in Fitch’s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a.) the selective payment default on a specific class or currency of debt; (b.) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c.) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d.) execution of a distressed debt exchange on one or more material financial obligations.

D — Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Note: The modifiers “+” or “-” may be added to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR rating category, or to Long-Term IDR categories below “B.”

Moody’s Global Short-Term Rating Scale

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 — Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

A-4	GuideStone Funds

P-3 — Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

S&P® Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, this means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

A-1 — A short-term obligation rated “A-1” is rated in the highest category by S&P®. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payment will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Dual Ratings: S&P® assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Fitch’s International Short-Term Issuer Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the

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documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations and up to 36 months for obligations in U.S. public finance markets.

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix B — Descriptions of Proxy Voting Procedures

The Trust is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best financial interests of the Trust’s shareholders and in a manner that takes into consideration only those factors that may affect the value of the shareholders’ investments and does not subordinate the financial interests of the shareholders and the value of their investments to unrelated objectives. The Adviser is responsible for the selection and ongoing monitoring of the Sub-Advisers who provide the day-to-day portfolio management for each Fund. The Trust has delegated proxy voting responsibility to the Adviser. Because the Adviser views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each Fund to the applicable Sub-Adviser. In deciding to delegate this responsibility, the Board of Trustees reviewed and approved the policies and procedures adopted by the Adviser and the Sub-Advisers. The Adviser must periodically report to the Board of Trustees with respect to the Trust’s implementation of its proxy program.

Provided are summaries of the proxy voting policies and guidelines of the Adviser and each Sub-Adviser. These summaries are not an exhaustive list of all of the issues that may arise, nor can the Adviser or Sub-Advisers anticipate all future situations. Copies of each Sub-Adviser’s full proxy voting policy are available upon request.

GuideStone Capital Management, LLC (“Adviser”).  The Adviser’s policy is to administer proxy voting matters in a manner consistent with the best financial interest the Trust and its shareholders and in accordance with its fiduciary duties under the Investment Advisers Act of 1940, as amended, and other applicable laws and regulations. Typically, voting of proxies of individual securities is delegated to the respective Sub-Advisers retained to oversee and direct the investment of a portion of the Fund’s portfolio. Each Sub-Adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best financial interest of the client.

In limited instances, the Adviser will appoint a third-party proxy administrator (the “Proxy Administrator”) to be responsible that proxies for securities held by the Adviser in transition and/or not overseen by a Sub-Adviser will be voted by the Adviser in a manner that is consistent with the shareholders’ best financial interest if the shareholders choose not to exercise their voting authority upon notice. In such limited circumstances, the Adviser will generally vote in favor of proposals that (1) maintain or strengthen the shared interest of shareholders and management, (2) increase shareholder value, (3) maintain or increase shareholder influence over the issuer’s board of directors and management, and (4) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances. For purposes of identifying conflicts, the Adviser’s Proxy Administrator will rely on publicly available information about a company and its affiliates, and information about the company and its affiliates that is generally known by the Advisers’ employees or senior management.

In the event that the Proxy Administrator determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Administrator shall determine whether the conflict is “material” to that proposal. The Proxy Administrator may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Administrator must conclude that the proposal is not directly related to the Adviser’s conflict with the issuer. If the Proxy Administrator determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

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If the Proxy Administrator determines that the Adviser has a material conflict of interest, then prior to voting on the proposal, the Proxy Administrator must do one of the following: (1) fully disclose the nature of the conflict to the client and obtain the client’s consent as to how the Adviser shall vote on the proposal; (2) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party; or (3) vote on the proposal and detail how the Adviser’s material conflict did not influence the decision-making process. The Proxy Administrator may not address a material conflict by abstaining from voting, unless he or she has determined that abstaining from voting on the proposal is in the best interests of a client.

AJO, LP (“AJO”).  AJO exercises proxy voting responsibilities on behalf of many of the firm’s clients pursuant to express or implied authorization in the client’s investment management agreement, though some clients retain this authority. Each client account is voted by the firm’s Proxy Manager, and AJO’s proxy voting is overseen by the firm’s Proxy Oversight Committee. AJO’s policies and procedures are designed to ensure proxies are voted in the best interests of clients, in accordance with AJO’s fiduciary duties and the requirements governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO’s quantitative model does not include subjective analysis of companies and their officers and directors; therefore, for detailed analyses of proxy issues, AJO relies primarily on one or more independent, third-party proxy voting services, and the firm generally votes proxies in accordance with the recommendations received from these services. Procedures are in place to ensure the advice AJO receives is impartial and is in the best interests of AJO clients. AJO votes each proxy individually. On rare occasions, AJO does not follow the third-party recommendation; however, the firm only votes against a recommendation when it is in the portfolio’s best interests to do so and when AJO has no material conflict of interest. AJO relies solely on the third-party recommendations in situations where the firm has a material conflict of interest. In some instances, AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

American Century Investment Management, Inc. (“American Century”).  American Century has been delegated the authority to vote proxies with respect to investments held in many of the accounts the firm manages. To satisfy the firm’s duty of loyalty, American Century casts proxy votes in a manner consistent with the best interest of clients and does not subrogate client interests to the firm’s own. To govern the activities in this area, American Century adopted Proxy Voting Guidelines (the “Guidelines”) that are designed to govern proxy voting in a manner consistent with the firm’s fiduciary obligations.

The Guidelines govern proxy voting for client accounts. While individual clients may “opt out” of proxy voting, preferring to vote proxies directly, many clients grant the American Century discretionary proxy voting authority. American Century’s implementation of proxy voting utilizes a combination of internal and external resources to enable the firm to vote efficiently the large numbers of proxy matters client portfolios receive. American Century’s client custodians and RiskMetrics Group, Inc. (“RMG”) exchange information on a regular basis to identify holdings for use in matching with known proxy solicitations. RMG system resources are then reviewed on a regular basis by the firm’s legal department personnel to determine the appropriate vote consistent with the Guidelines. Those in the legal department who administer the proxy voting process review RMG and other third-party analyses as well as American Century’s own Guidelines in determining the appropriate vote to be cast. The legal department personnel will then consult with appropriate portfolio managers on non-routine matters before casting the vote on behalf of clients. Votes are cast on RMG systems for recordkeeping purposes.

The Guidelines establish procedures for the voting of proxies in cases in which American Century may have a potential conflict of interest. Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on

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matters for the firm’s clients. To ensure that such a conflict of interest does not affect proxy votes cast for the firm’s clients, American Century’s proxy voting personnel regularly catalog companies with whom the firm has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

American Century’s Proxy Voting Policies are subject to modification in certain circumstances and are reexamined from time to time. With respect to matters that do not fit within the categories stated in the Guidelines, American Century will exercise best judgment as a fiduciary to vote in the manner which will most enhance shareholder value. Case-by-case determinations will be made by American Century’s staff, which is overseen by the general counsel, in consultation with equity managers.

AQR Capital Management, LLC (“AQR”).  AQR has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third-party proxy advisory firm that specializes in providing proxy voting services to institutional investment managers.

In the absence of specific voting guidelines from a client, AQR will seek to vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. AQR has instructed ISS to execute all proxies in accordance with the recommendations of ISS, unless instructed otherwise by AQR.

To the extent that AQR is voting a proxy itself and not utilizing ISS’s recommendation, AQR will be required to vote proxies in a way that, in AQR’s best judgment, is in the best interest of AQR’s clients holding such securities. Unless prior approval is obtained from AQR’s chief compliance officer (“CCO”), AQR will not (i) engage in conduct that involves an attempt to change or influence the control of a public company; (ii) announce its voting intentions and the reasons therefore; or (iii) initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR may abstain from voting a proxy in certain situations, including when (i) the cost of voting a proxy outweighs the benefit of voting; (ii) AQR is not given enough time to process a vote; (iii) AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date; or (iv) there are legal restrictions on trading resulting from the exercise of a proxy.

In the event that AQR intends to directly vote a proxy in a manner that is inconsistent with ISS’s recommendation, AQR’s compliance department will examine any conflicts that exist between the interests of AQR and its clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities of AQR, its personnel and its affiliates with the issuer of the security in question. If, as a result of AQR’s compliance department examination, a material conflict of interest is found to exist, AQR will determine whether: (i) directly voting the meeting is in the best interests of the client; (ii) ISS’s recommendation should be followed; or (iii) the client should approve the ISS recommendation.

Baillie Gifford Overseas Limited (“Baillie Gifford”).  Baillie Gifford endeavors to vote all proxies in all markets. However, it is difficult to vote in some overseas markets because of costly trading restrictions and share blocking, which means that the firm is unable to sell from the time that a vote is cast until the close of the company meeting. This is clearly a risk to clients, particularly if Baillie Gifford believes it is in the clients’ best interests to sell the shares. Therefore, Baillie Gifford will only vote in those markets where the firm considers the benefits of voting clients’ shares, such as approving a merger or acquisition, exceed the risks involved.

The Corporate Governance Team develops and administers the firm’s Global Corporate Governance Principles and Guidelines (the “Guidelines”). The Corporate Governance Team sits alongside the investment teams and is supported by personnel dedicated to the voting of proxies. In evaluating each proxy, the Corporate

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Governance Team follows the Guidelines. In addition, third party analysis, Baillie Gifford’s own research and discussions with company management are considered. If a proxy involves a non-routine matter, the Corporate Governance Team will consult with the appropriate investment team regarding the proposed vote. If a vote is cast contrary to the Guidelines, the reasons for the vote are documented.

The Corporate Governance Team is also responsible for monitoring possible material conflicts of interest with respect to proxy voting. Application of the Guidelines to vote proxies will in most instances adequately address any possible conflicts of interest. However, Baillie Gifford does not rigidly apply the Guidelines. For proxy votes that involve a potential conflict of interest, that are inconsistent with (or not covered by) the Guidelines but that are consistent with management’s recommendation, the Management Committee, which comprises six senior Baillie Gifford partners, will review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed inconsistent vote and decide the course of action to be taken in the best interest of clients. The Management Committee’s decision and rationale are documented.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”).  BHMS has the responsibility to vote proxies for equity securities for clients who have delegated this responsibility to the firm. BHMS’ fiduciary duty requires the firm to vote the proxies in the best economic interests of clients, the beneficial owners of the securities. BHMS has adopted a Proxy Voting Policy and maintains written procedures for the handling, research, voting and reporting of proxy votes and makes appropriate disclosures about proxy voting on behalf of clients.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. (“Glass Lewis”). Glass Lewis provides: research on corporate governance, financial statements, business, legal and accounting risk; proxy voting recommendations, including environmental, social, governance (ESG) voting guidelines; portfolio accounting and reconciliation of shareholdings for voting purposes; and proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

•	BHMS’ Proxy Oversight Committee is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the Chief Compliance and Risk Officer, the Responsible Investing Committee lead, the Manager of Equity Operations, the ESG Research Coordinator, and an at-large portfolio manager.

•	BHMS’ proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the equity operations department.

•	BHMS research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best interest of the shareholders, our clients.

•	BHMS equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS’ Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

•	Voting proxies for the Diversified Small Cap Value and Diversified Small/Mid Cap Value accounts is done in accordance with the proxy service provider’s recommendations for the following reasons:

•	Investments are based on a quantitative model. Fundamental research is not performed for the holdings.

•	The holding period is too short to justify the time for analysis to vote.

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Conflicts of Interest

•	Potential conflicts may arise when BHMS invests in equity securities of corporations who are also clients of the firm. BHMS seeks to mitigate potential conflicts by:

•	Making voting decisions for the benefit of the shareholder(s), its clients;

•	Uniformly voting every proxy based on BHMS’ internal research and consideration of Glass Lewis’ recommendations; and

•	Documenting the votes of companies who are also clients of the firm.

•	If a material conflict of interest exists, the proxy coordinators will determine whether it is appropriate to disclose the conflict with the affected clients and give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

•	BHMS sends a daily electronic transfer of equity positions to the proxy service provider.

•	The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•	BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

•	Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

•	BHMS’ Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.

•	The proxy coordinators retain the following proxy records for at least seven years:

•	These policies and procedures and any amendments;

•	Proxy statements received regarding clients’ securities;

•	A record of each proxy the firm voted;

•	Proxy voting reports that are sent to clients annually;

•	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision; and

•	Records of any client’s request for proxy voting information.

BlackRock Financial Management, Inc. (“BlackRock”).  BlackRock votes (or refrains from voting) proxies for each client for which the firm has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of the firm’s independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the client, the client’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees (“Committees”). The Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

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In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committees determine that the costs (including, but not limited to, opportunity costs associated with share blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the portfolio manager of an account, in consultation with the Corporate Governance Group, may determine that the specific circumstances of an account require that account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the accounts they manage based on their analysis of the economic impact of a particular ballot item.

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a fund or a fund’s affiliates. BlackRock manages most conflicts through the structural separation of the Corporate Governance Group from employees with sales responsibilities. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

Clients that have not granted BlackRock voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers. BlackRock generally does not provide proxy voting recommendations to clients who have not granted BlackRock voting authority over their securities.

Brown Advisory, LLC (“Brown Advisory”).  Brown Advisory’s proxy voting policy (“Policy”) has been designed to ensure that the firm votes proxies in the best interest of clients so as to promote the long-term economic value of the underlying securities. To facilitate the proxy voting process, Brown Advisory has engaged Glass, Lewis & Co., LLC (“Glass Lewis”), an unbiased, unaffiliated, third-party proxy voting service, to provide proxy research and voting recommendations. In addition, the firm subscribes to Glass Lewis’ proxy vote management system, which provides a means to receive and vote proxies, as well as services for recordkeeping, auditing, reporting and disclosure regarding votes.

On a regular basis, Brown Advisory’s portfolio managers are supplied with a list of upcoming proxies issued for companies that are actively recommended by the firm. Except in situations identified as presenting material conflicts of interest, the portfolio manager who follows an issuer may make the final voting decision based on a variety of considerations, including his or her review of relevant materials, his or her knowledge of

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the company and Glass Lewis’ recommendations. In circumstances where the Brown Advisory’s portfolio managers do not provide a vote recommendation, proxies will be voted according to Glass Lewis’ recommendations, unless specific guidelines provided to Glass Lewis by the firm specify otherwise. Proxies are generally voted in accordance with Glass Lewis’ recommendations for all client types.

In keeping with the firm’s fiduciary obligations to clients, Brown Advisory considers each proxy voting proposal on its own merits and an independent determination is made based on the relevant facts and circumstances. Proxy proposals include a wide range of matters. The firm generally votes with management on routine matters and takes a more case-by-case approach regarding non-routine matters. For socially responsible investing clients, the firm follows Glass Lewis’ guidelines that focus on enhanced environmental, social and governance practices. For Taft-Hartley clients, the firm follows the Glass Lewis Taft-Hartley Guidelines. Although Glass Lewis’ guidelines are generally followed, Brown Advisory may depart from these guidelines when the firm deems such departure necessary in the best interest of the client.

For actively recommended issuers domiciled outside the United States, Brown Advisory may follow Glass Lewis’ international proxy voting guidelines, including, in certain circumstances, country-specific guidelines.

A “conflict of interest” means any circumstance when Brown Advisory or one of the firm’s affiliates (including officers, directors and employees), or in the case where the firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from or sits on the board of, a particular issuer or closely affiliated entity (including officers and directors thereof), and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. For example, a perceived conflict of interest may exist if an employee of Brown Advisory serves as a director of an actively recommended issuer or if the firm is aware that a client serves as an officer or director of an actively recommended issuer. Conflicts of interest will be resolved in the best interest of the client. Brown Advisory will vote proxies relating to such issuers in accordance with the following procedures:

Routine Matters and Immaterial Conflicts.  Brown Advisory may vote proxies for routine matters, and for non-routine matters that are considered immaterial conflicts of interest, consistent with the firm’s Policy. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the firm’s decision-making in voting a proxy. Materiality determinations will be made by the chief compliance officer, in consultation with counsel, based upon an assessment of the particular facts and circumstances.

Material Conflicts and Non-Routine Matters.  If Brown Advisory believes that (a) the firm has a material conflict; and (b) that the issue to be voted upon is non-routine or is not covered by the Policy, then to avoid any potential conflict of interest: (i) in the case of a Fund, the firm shall contact the Fund board for a review and determination; (ii) in the case of all other conflicts or potential conflicts, the firm may “echo vote” such shares, if possible, which means the firm will vote the shares in the same proportion as the vote of all other holders of the issuer’s shares; or (iii) in cases when echo voting is not possible, the firm may defer to Glass Lewis’ recommendations or confer with counsel to ensure that the proxy is voted in the best interest of the client.

If the aforementioned options would not ameliorate the conflict or potential conflict, then the firm may abstain from voting. In recognition of Brown Advisory’s fiduciary obligations, the firm generally endeavors to vote all proxies received. However, Brown Advisory may abstain from voting proxies in certain circumstances. For example, the firm may determine that abstaining from voting is appropriate if voting may be unduly burdensome or expensive or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.

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Genesis Asset Managers, LLP and Genesis Investment Management, LLP (together, “Genesis”).  Unless otherwise directed in an investment management contract, Genesis considers proxy voting as part of the firm’s investment management duties and votes proxies in the best interests of the respective clients. Genesis maintains Proxy Voting Guidelines which outlines its overall approach to voting and ensure that it is conducted in an appropriate manner. In evaluating specific voting issues, Genesis may engage directly with company management and directors and may also contact interest groups, other shareholders and research providers. Where appropriate, and particularly where a vote is instructed against management, Genesis will contact the company to explain the decision-making process and promote best practice. Genesis has contracted with ISS to provide proxy research and recommendations, execute votes as instructed by Genesis and keep various records necessary for tracking proxy voting materials and proxy voting actions taken for our clients’ accounts. ISS recommendations are one form of external research which is factored into the decision-making process by the Genesis Investment Team; however, Genesis analyzes each voting issue independently and does not necessarily vote in line with company management or the ISS recommendations. Clients are provided with a regular proxy voting report which includes details of the frequency, matters and reasons why Genesis may have voted against management.

If a conflict of interest should arise and potentially damage the interests of a client and the steps taken to manage the conflict have not been achieved, Genesis will consider whether disclosure is appropriate or, bearing in mind the risks involved, refrain from acting. In any event Genesis would expect to inform the client and seek further instructions.

Goldman Sachs Asset Management, L.P. (“GSAM”).  GSAM has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which GSAM has voting discretion, including the Medium-Duration Bond Fund. Under the Policy, the firm’s guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, GSAM has developed customized proxy voting guidelines (the “Guidelines”) that are generally applied when voting on behalf of client accounts. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure it continues to be consistent with the firm’s guiding principles.

GSAM has retained a third-party proxy voting service, currently Institutional Shareholder Services (the “Proxy Service”), to assist in the implementation and administration of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) for each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is GSAM’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, GSAM’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides regarding proxy voting, in addition to the Guidelines and Recommendations. GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service.

From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect GSAM’s ability to vote such

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proxies, as well as the desirability of voting such proxies. As a result, GSAM, from time to time, may determine that it is not desirable to vote proxies in certain circumstances. Among other limits, federal, state, foreign regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

GSAM has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that GSAM makes on behalf of advisory clients, including the client accounts, and to help ensure that such decisions are made in accordance with GSAM’s fiduciary obligations to clients. These processes include GSAM’s use of GSAM’s Guidelines, Recommendations from Proxy Service, the override approval process previously discussed and the establishment of information barriers between GSAM and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting processes, actual proxy voting decisions of GSAM may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.

Client Directed Votes.  GSAM’s clients who have delegated voting responsibility to GSAM with respect to their client accounts may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, but cannot provide assurances that such voting requests will be implemented.

Proxy Voting Policies — No Authority.  As noted above, GSAM is not delegated proxy voting authority on behalf of all client accounts. With respect to those client accounts for which GSAM does not conduct proxy voting, clients should work with their custodians to ensure they receive their proxies and other solicitations for securities held in their client accounts.

Heitman Real Estate Securities LLC (“HRES”), Heitman International Real Estate Securities HK Limited (“HIRES HK”) and Heitman International Real Estate Securities GmbH (“HIRES GmbH”) (together, “Heitman”).  Heitman’s general policy with respect to all clients in which Heitman has authority to vote proxies is that such proxies will always be voted, or not voted, in all cases in the best interest of such clients. Heitman utilizes the services of an independent unaffiliated proxy firm, who is responsible for: notifying Heitman in advance of the shareholder meeting at which such proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by the proxy firm to be in the best interests of the shareholders; and maintaining records of proxy statements received and votes cast.

Heitman will consider each corporate proxy statement on a case-by-case basis and may vote a proxy in a manner different from that recommended by the proxy firm when deemed appropriate. There may also be occasions when Heitman determines, contrary to the proxy voting firm voting’s recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients. The firm will generally vote with the proxy firm recommendations unless a client agreement specifies differently or Heitman’s Proxy Policies and Procedures Oversight Committee (the “Proxy Committee”) overturns the recommendations.

Heitman has established the Proxy Committee, consisting of a Public Securities Lead Portfolio Manager, either the firm’s Chief Operating Officer or Chief Compliance Officer and the special counsel of Heitman LLC. The Public Securities Lead Portfolio Manager that is appointed to the Proxy Committee will be from a Heitman adviser other than the Heitman adviser that proposed rejecting the proxy voting recommendation.

Statement of Additional Information	B-9

The Proxy Committee is responsible for reviewing and addressing all instances where a portfolio manager determines that a proxy firm recommendation is not in the best interest of clients and wants to vote a proxy in a manner inconsistent with the recommendation of the proxy firm.

The firm has delegated the voting of proxies to a representative of the U.S. based Heitman public securities investment adviser Operations group (“Operations”). As a general rule Operations votes all proxies to which Heitman is entitled to vote. When a proxy is received, Operations will send a proxy analysis report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy. In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the Heitman portfolio manager may consider information from various sources, including, without limitation, another Heitman portfolio manager or research analyst, management of the company conducting the proxy and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy. The portfolio manager will return his or her recommendation as to how to vote the proxy to Operations along with a description and explanation of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy. Instances where the portfolio manager recommends responding to a particular proxy contrary to the proxy firm recommendation with respect to such proxy and/or perceives actual or potential conflict of interests are considered “exceptions”. These exceptions are promptly forwarded to the Proxy Committee, which will convene a meeting to review such exceptions and to confirm or overturn any of the recommendations made by the portfolio manager. Proxy Committee meetings may be conducted in person, via teleconference/videoconference or via e-mail. Regardless of the manner in which the Proxy Committee meeting has been conducted, Operations will participate and will document the actions of the Proxy Committee

Where potential conflicts of interest have been identified, the Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy. In such cases, the Proxy Committee may decide (1) to independently determine that no material conflict of interest exists or will likely potentially exist, (2) to respond to such proxy in strict accordance with the recommendations of the proxy firm or (3) to take another course of action that, in the opinion of the Proxy Committee, adequately addresses the conflict of interests issue. At or following the Proxy Committee meeting, the Proxy Committee may confirm or overturn, in any case either in whole or in part, any recommendations made by the portfolio manager. The vote of a majority of the Proxy Committee shall be required to confirm any recommendations by the portfolio manager to vote any proxy contrary to the proxy firm recommendation as to how to vote that issue.

Wherever a Proxy Committee Report has been generated for a particular proxy, Operations will respond to the proxy in question in accordance with such Report. In cases other than those requiring a Proxy Committee meeting, Operations will respond to the proxy in accordance with the recommendations of the proxy firm except in instances where a client has advised Heitman in writing that particular proxies or proxies of a certain type should be responded to in a particular fashion, in which circumstance Operations will respond to the proxy in question in accordance with such advice. Upon request from any member of the Proxy Committee, Operations will prepare a Proxy Voting Summary for the Proxy Committee containing all of the proxy firm’s proxy vote recommendations that were overridden during the period requested and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

Jackson Square Partners, LLC (“Jackson Square”).  Jackson Square Partners, LLC (“Jackson Square”) has adopted written proxy voting policies and procedures (the “Procedures”) that govern the voting of client securities. The Procedures have been designed to ensure that Jackson Square votes proxies with the goal of promoting high levels of corporate governance and adequate disclosure of company policies and practices. The Procedures include specific proxy voting guidelines that set forth the general principals Jackson Square uses to determine how to vote in client accounts for which it has proxy voting responsibility. The Proxy Committee (the “Committee”), which includes the chief compliance officer, reviews the Procedures to help ensure that they are designed to allow Jackson Square to vote proxies in a manner consistent with the best interests of the client.

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Jackson Square generally expects that its clients will authorize it to vote all proxies relating to shares held in an account over which it has investment discretion. At times, however, certain clients may direct Jackson Square how to vote on a particular proxy for a security held in the client’s account. Where a client has reserved the right to vote proxies, Jackson Square will not participate in voting of proxies.

Jackson Square reserves the right, on occasion, to abstain from voting a proxy or a specific proxy item when it concludes that the cost of voting outweighs the potential benefit or when Jackson Square otherwise believes that voting does not serve its clients’ best interests. Clients should also be aware that voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent Jackson Square from voting proxies for certain companies in these jurisdictions. For example, Jackson Square may receive shareholder meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets may require Jackson Square to provide local agents with power of attorney prior to implementing its voting instructions.

In order to facilitate the process of voting proxies, Jackson Square has contracted with Institutional Shareholder Services (“ISS”). Most proxies that Jackson Square receives on behalf of clients are voted by ISS in accordance with the proxy voting guidelines established by ISS. In these circumstances, ISS will review the relevant facts and circumstances and research the issue to determine how the proxy should be voted. The Committee and representatives from the portfolio management team will also review such proxies and assess whether to override the ISS vote recommendations. Although Jackson Square reserves the right to vote certain issues counter the ISS guidelines if, after a review of the matter, Jackson Square determines that such a vote would better serve the client’s best interests.

Because the majority of proxies are voted by ISS pursuant to the pre-determined guidelines, it normally is not necessary for Jackson Square to make an actual determination of how to vote a particular proxy, thereby reducing conflicts of interest for Jackson Square during the proxy voting process. Nevertheless, the Procedures include a section to address the possibility of conflicts of interest between Jackson Square and its clients. In the instances where Jackson Square may consider voting a proxy contrary to the ISS recommendation, the Committee will first take steps to identify any possible conflict of interest. If there is no perceived conflict of interest, the Committee will vote the proxy according to its internal procedures. If the members of the Committee have actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation on how to vote the proxy in the best interest of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the client.

After a proxy has been voted for a client, ISS will create a record of the vote. The Committee is responsible for overseeing ISS’s proxy voting activities.

Legal & General Investment Management America, Inc. (“LGIMA”).  LGIMA will vote proxies on behalf of clients where the investment management agreement has delegated authority to LGIMA to vote proxies on clients’ behalf. LGIMA has adopted and implemented policies and procedures (Proxy Voting Policy) to ensure that appropriate care is taken and that LGIMA is fulfilling the long term economic interest of advisory clients by acting in their best interest when proxy voting has been delegated to the firm. For accounts where LGIMA has been delegated proxy voting authority, LGIMA has engaged Institutional Shareholder Services (“ISS”) to research and administer the proxy votes. All proxy votes cast by ISS will be based strictly on their pre-determined policy which is intended to vote proxies in the client’s best interest. ISS provides comprehensive proxy voting which aligns with its four Global Voting Principles program from which it makes its voting recommendations. The ISS Global Voting Principles include the following: accountability, stewardship, independence and transparency.

Statement of Additional Information	B-11

LGIMA will retain the election of equity corporate actions and act pursuant to the following procedures:

•	Portfolio managers will determine on a case-by-case basis what course of action is in the best interests of the client;

•	The portfolio manager will provide a copy of the corporate action or request for instructions received; a copy of the instructions and any other documentation; and a brief explanation of why the corporate action is being sought and why the decision is in the best interests of the client; and

•	Copies of the corporate action, with the decision to take or not take action, are retained and will be monitored from time to time by LGIMA’s compliance department for completeness.

LGIMA shall establish a Proxy Voting Committee (the “Committee”) to oversee the proxy voting policy and the services provided by ISS. The Committee will be comprised of the head of U.S. equity index funds, director of index portfolios, senior portfolio manager index funds, global head of research, head of operations and chief compliance officer, or an appropriate designee for any of the persons listed herein, and will periodically meet to review the proxy voting process, identify any material conflicts of interest and/or determine if it is necessary to deviate from or amend this policy. No less frequently than on an annual basis, the Committee will conduct a full review of the services provided by ISS.

ISS conducts independent research which drives its recommendations to vote proxies pursuant to its pre-determined guidelines. LGIMA has determined that these guidelines are in the best interest of the firm’s clients. ISS will disclose its conflicts of interest and will always follow its guidelines. Should a material conflict exist with a company whose proxies are at issue, ISS may recuse itself from voting. In such cases, LGIMA will make a determination whether to vote or abstain from voting the proxies based on the firm’s own research of the issue and the best interest of their clients.

Loomis, Sayles & Company, L.P. (“Loomis”).  Loomis uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis has voting authority. Loomis will generally follow the firm’s express policy unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis’ Proxy Committee has established these routine policies in what the Proxy Committee believes are the best investment interests of Loomis’ clients.

The specific responsibilities of the Proxy Committee include (1) developing, authorizing, implementing and updating the procedures, including an annual review of the procedures, existing voting guidelines and the proxy voting process in general; (2) oversight of the proxy voting process, including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate; and (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis has established several policies to ensure that proxy votes are voted in clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis votes in accordance with its pre-determined policies set forth in the procedures. Second, where these Procedures allow for discretion, Loomis will generally consider the recommendations of the Proxy Voting Services in making

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voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of the firm’s clients, then the Proxy Committee may use discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis may have; and (2) if any material conflict is found to exist, excluding anyone at Loomis who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

MFS Institutional Advisors, Inc. (“MFSI”).  Massachusetts Financial Services Company, MFSI, MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd. and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from clients. These comments are carefully considered when MFS reviews these guidelines and revises them as appropriate.

The administration of the MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing or sales. The MFS Proxy Voting Committee:

•	Reviews the MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

Statement of Additional Information	B-13

•	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override the MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by the MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); and

•	Considers special proxy issues as they may arise from time to time.

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or MFS subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of the firm’s investment management business, MFS believes that the potential for actual material conflict of interest issues is small. Nonetheless, precautions have been developed to assure that all proxy votes are cast in the best long-term economic interest of clients. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or an MFS subsidiary to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with the MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding the MFS Proxy Voting Policies and Procedures; (ii) matters presented for vote are not governed by the MFS Proxy Voting Policies and Procedures; (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote; (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”), the MFS Proxy Voting Committee will follow these procedures:

•	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

•	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

•	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

•	For all potential material conflicts of interest identified in the prior bullet, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

MFS, on behalf of the firm and certain clients (including the MFS Funds), has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services,(the “Proxy Administrator”),

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pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions. Proxies are voted in accordance with the MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to the MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which the firm may take into account in deciding how to vote. MFS uses the research of the Proxy Administrator to identify (i) circumstances in which a board may have approved excessive executive compensation; (ii) environmental and social proposals that warrant further consideration; or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with the MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts and to minimize the potential that proxy solicitors, issuers or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues or shareholder proposals relating to environmental and social issues), a representative of the MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts. However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in the policies.

Mondrian Investment Partners Ltd. (“Mondrian”).  Mondrian will vote proxies on behalf of clients pursuant to the firm’s Proxy Voting Policies and Procedures (the “Procedures”). To help make sure that Mondrian votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the proxy voting process. The Committee consists of the following Mondrian personnel (i) two investment staff; (ii) chief operating officer; and (iii) chief compliance officer. The Committee will meet as necessary to help Mondrian fulfill its duties to vote proxies for clients.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by Mondrian. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, Mondrian will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”). As part of the annual approval process, the Committee will review the ISS proxy voting guidelines. If the Guidelines remain consistent with Mondrian’s expectations for good corporate governance in the companies it invests in, Mondrian will adopt the Guidelines as the bases for its own proxy voting policy. Mondrian also reviews and assesses the services provided by ISS and will address any concerns as they arise. If a client provides Mondrian with its own proxy voting guidelines,

Statement of Additional Information	B-15

Mondrian will generally forward the client’s guidelines to ISS who will create specific instructions for that client which Mondrian will follow in order to vote the client’s proxies pursuant to those guidelines.

Both ISS and the client’s custodian monitor corporate events for Mondrian. Mondrian gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On a monthly basis, Mondrian will send ISS an updated list of client accounts and security holdings in those accounts so that ISS can update its database and is aware of which proxies it will need to vote on behalf of Mondrian clients. If needed, the Committee has access to these records.

Mondrian’s investment analysts review all individual proxy voting motions. They will take into consideration the relevant facts and circumstances, the ISS recommendation, the ISS research, and any conflicts of interest to determine how the proxy should be voted so that the proxy is voted in the best interests of the client. As Mondrian has adopted the Guidelines, in the vast majority of cases, Mondrian will follow the ISS recommendation.

However, there may be times when Mondrian believes that the best interests of the client will be better served if it votes a proxy counter to the ISS recommended vote on that proxy and, where that situation arises, the matter will be referred to the Committee.

The Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or, if necessary, solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client.

ISS is then instructed to issue the vote. After a proxy has been voted, ISS will create a record of the vote in order to help Mondrian comply with the firm’s duties.

Pacific Investment Management Company LLC (“PIMCO”).  PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed-income securities, including, but not limited to, plans of reorganization and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist the firm in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed-income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the

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related fixed-income security. PIMCO considers each proposal regarding a fixed-income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed-income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with the firm’s fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s legal and compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review the firm’s proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Parametric Portfolio Associates LLC (“Parametric”).  Parametric recognizes the firm’s responsibility to exercise voting authority over shares the firm holds as a fiduciary. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration. Exercising the proxy vote has economic value for the firm’s clients, and therefore, the firm considers it to be a fiduciary duty to preserve and protect the assets of the firm’s clients including proxy votes for the client’s exclusive benefit.

It is Parametric’s policy to vote proxies in a prudent and diligent manner after careful review of each company’s proxy statement. The firm votes on an individual basis and bases voting decisions exclusively on its reasonable judgment of what will serve the best financial interests of its clients, the beneficial owners of the security. Where economic impact is judged to be immaterial, the firm typically will vote in accordance with management’s recommendations. In determining the vote, the firm will not and does not subordinate the economic interests of its clients to any other entity or interested party.

The responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation. Upon establishing that Parametric has such authority, the firm will instruct custodians to forward all proxy materials to it.

Statement of Additional Information	B-17

For those clients for whom the firm has undertaken to vote proxies, it will retain final authority and responsibility for such voting. In addition to voting proxies, the firm will provide clients with its proxy voting policy, which may be updated and supplemented from time to time; apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting; keep records of such proxy voting available for inspection by the client or governmental agencies to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.

Payden & Rygel.  Payden & Rygel expects to fulfill the firm’s fiduciary obligation to clients by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client’s interests to its own. To that end, Payden & Rygel has a Proxy Voting Committee to consider any issues related to proxy matters. Payden & Rygel considers all aspects of the issues presented by a proxy matter, and depending upon the particular client requirement, Payden & Rygel may vote differently for different clients on the same proxy issue.

To ensure that proxy votes are voted in the client’s best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows: (i) if one of Payden & Rygel’s general proxy voting policies applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy (assuming that the policy in question furthers the interests of the client and not of Payden & Rygel); and (ii) if the general proxy voting policy does not further the interests of the client, Payden & Rygel will seek specific instructions from the client.

Payden & Rygel carefully considers all aspects of each issue as it relates to a company, and the firm works with Glass Lewis & Co.’s proxy research service, which provides additional, detailed information on issues to be voted upon.

RBC Global Asset Management (U.S.) Inc. (“RBC”).  RBC’s policies and procedures with respect to voting proxies have been designed to ensure that the firm is acting with the appropriate level of care, skill, prudence and diligence and votes the proxies of clients solely in their long-term best interests. RBC has engaged Institutional Shareholder Services (“ISS”), owned by VISS Holding Inc., an affiliate of Vestar Capital Partners as the firm’s primary proxy research and voting service. ISS’ analysis of proxy issues and recommendations in adherence to the firm’s custom proxy guidelines (the “Guidelines”) are consistent with RBC’s belief that proxies should be voted in shareholders’ long-term interests. In addition, RBC has engaged RBC Global Asset Management Inc., (“RBC GAM Inc”), an affiliate of the firm, to review ISS proxy recommendations and votes to ensure adherence to the Guidelines.

The engagement of ISS and RBC GAM Inc is not intended to be a delegation of RBC’s proxy voting responsibilities and does not relieve RBC of the firm’s fiduciary obligations to clients with respect to the voting of proxies. Accordingly, RBC retains the right to vote clients’ proxies in a manner that is different from what ISS and RBC GAM Inc recommends, where the firm believes that to do so would be in the client’s best interests and is not contrary to the terms of the investment management agreement.

RBC’s Proxy Committee (the “Committee”) includes the appointed Committee chairperson, the chief compliance officer, the head of each equity team, the proxy administrator and alternate proxy administrator and such other RBC staff involved in the proxy voting process, as the other members of the Committee deem necessary or desirable. A Committee chairperson will be appointed to ensure that the Committee meets on an as needed basis and to provide oversight and supervision of the proxy voting process. The Committee shall meet at least annually and minutes of the meetings shall be recorded.

The Committee is responsible for establishing, monitoring and reviewing the RBC’s policies and guidelines with respect proxy voting, but does not generally consider the manner in which specific proxies are or have been voted. The Committee shall consider RBC’s fiduciary responsibility to all clients when addressing proxy issues.

B-18	GuideStone Funds

The Committee will review the proxy voting policies and the Guidelines at least annually in order to satisfy itself that those policies and the Guidelines continue to reflect what the firm believes to be in the best interests of clients and are consistent with RBC’s proxy policy. The Committee will also conduct an annual review of specific voting recommendations for the previous year in order to ensure that the recommendations are consistent with the firm’s written policies and guidelines.

The chairperson, proxy administrator and the chief compliance officer (or any other members of the Committee) will conduct an annual review of ISS’ policies regarding the management of ISS conflicts of interest, which may include a meeting or telephone interview with appropriate staff of ISS. The results of this review will be recorded and presented to the other members of the Committee.

Although RBC will normally accept ISS’ recommendations and vote clients’ proxies without any additional review or analysis, the Committee may, from time to time, direct that ISS’ recommendations with respect to particular types of proxy issues be reviewed on a case-by-case basis by one or more of the Committee’s members prior to submitting RBC’s voting instructions. The results of any such review will be recorded and presented to the Committee.

RREEF America L.L.C. (“RREEF”), Deutsche Investments Australia Limited (“DIAL”) and Deutsche Alternative Asset Management (Global) Limited (“DeAAM Global”) (together, “RREEF”).  RREEF follows the Deutsche Asset Management (“Deutsche AM”) Global Proxy Voting Policy and Guidelines (the “Policy”). The Policy implements standards that are reasonably designed to ensure that proxies are voted in the best economic interest of clients. The Policy outlines the responsibilities of the Global Proxy Voting Sub-Committee (“GPVSC”), which oversees Deutsche AM’s proxy voting activities. The Policy also provides standards to address conflicts of interest and improper influence in reference to proxy voting. The proxy voting policies set forth standards that are designed to ensure that material conflicts of interest are avoided and/or resolved in a manner consistent with Deutsche AM’s fiduciary role and the best economic interests of clients. Generally, under normal circumstances, Deutsche AM votes proxies in accordance with the firm’s pre-determined proxy voting guidelines. In the limited circumstances where the GPVSC evaluates and votes a particular proxy, the GPVSC shall vote those proxies in accordance with what GPVSC, in good faith, determines to be the best economic interests of clients. If Deutsche AM determines, however, that a material conflict of interest exists with respect to a particular proxy that is being considered by the GPVSC, Deutsche AM will either follow (i) the instructions obtained from affected clients, if time permits; or (ii) the recommendations of an independent third-party proxy voting specialist.

SailingStone Capital Partners LLC (“SailingStone”).  SailingStone will vote each proxy in accordance with its fiduciary duty to its clients. SailingStone will generally seek to vote proxies in a way that maximizes the value of clients’ assets. However, SailingStone will document and abide by any specific proxy voting instructions conveyed in writing by a client with respect to that client’s securities.

These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; SailingStone takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to SailingStone, these policies and procedures apply equally to registered investment companies and other institutional accounts. Paragraph (c)(ii) of Rule 204-2 under the Investment Advisers Act of 1940, as amended, requires SailingStone to maintain certain books and records associated with its proxy voting policies and procedures. The chief compliance officer will ensure that SailingStone complies with all applicable recordkeeping requirements associated with proxy voting.

SailingStone reserves the right to override the Guidelines when it considers that such an override would be in the best interest of its clients, taking into consideration all relevant facts and circumstances at the time of the vote. In advance of the deadline for any particular vote, ISS Governance Services (“ISS”) posts information regarding that vote on its secure website. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that ISS has prepared with respect to

Statement of Additional Information	B-19

the vote. The chief compliance officer accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the proxies. SailingStone will not neglect its proxy voting responsibilities, but the Firm may abstain from voting if it deems that abstaining is in its clients’ best interests. For example, SailingStone may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits SailingStone’s ability to sell the affected security during a blocking period that can last for several weeks. SailingStone believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so SailingStone generally abstains from voting when share blocking is required.

Sands Capital Management, LLC (“Sands”).  Sands’ policies and procedures are designed to ensure that Sands is administering proxy voting matters in a manner consistent with the best interests of client and with the firm’s fiduciary duties under applicable law. Sands seeks to discharge the firm’s fiduciary duty to clients for whom Sands has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of clients. In voting proxies, Sands is neither an activist in corporate governance nor an automatic supporter of management. However, because Sands believes that the management teams of most companies it invests in generally seek to serve shareholder interests, Sands believes that voting proxy proposals in the client’s best economic interests usually means voting with the recommendations of these management teams. Accordingly, Sands believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, Sands will vote on most issues presented in accordance with the company’s management, unless Sands determines that voting in accordance with the company’s management recommendation would adversely affect the investment merits of owning the stock. However, Sands will consider each issue on its own merits and will not support the position of the company’s management in any situation where, in Sands’ judgment, the recommendation would not be in the best interests of the client to do so.

Sands has established a Proxy Committee that is responsible for (i) the oversight and administration of proxy voting on behalf of Sands’ clients, including developing, authorizing, implementing and updating Sands’ proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research and other services intended to facilitate the proxy voting decisions made by Sands. The Proxy Committee has established guidelines that are applied generally and not absolutely, such that Sands’ evaluation of each proposal will be performed in the context of the guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted. In evaluating a proxy proposal, a research team member may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

Generally, Sands will vote against proposals to eliminate cumulative voting. Sands will vote on a case-by-case basis mergers, acquisitions, corporate restructurings, spin-offs, proposals to increase the number of shares of common stock authorized for issue, executive and director compensation plans (including stock option plans) and social issues with a view toward promoting good corporate citizenship.

When a Sands client participates in a securities lending program, Sands will not be able to vote the proxy of the shares out on loan. Sands will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment, Sands may request a client to recall securities that are on loan if it is determined that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. The research team member who is responsible for voting the proxy will notify the Proxy Committee in the event he/she believes a recall of loaned securities is necessary. In determining whether a recall of a security is warranted (“Significant Event”), Sands will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. Sands may utilize third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. The Proxy Committee will review the proxy proposals that have been determined to be Significant Events from time to time and will adjust the foregoing standard as it deems necessary.

B-20	GuideStone Funds

For purposes of identifying conflicts, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by Sands’ employees and other information known by a member of the Proxy Committee. The Proxy Voting Committee may determine that Sands has a conflict of interest as a result of the following: (1) significant business relationship which may create an incentive for Sands to vote in favor of management; (2) significant personal or family relationships, meaning those that would be reasonably likely to influence how Sands votes the proxy; and (3) contact with Proxy Committee members for the purpose of influencing how a proxy is to be voted.

In the event that the Proxy Committee determines that Sands has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to Sands’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then Sands may vote the proxy in accordance with the recommendation of the research team member. In the event that the Proxy Committee determines that Sands has a material conflict of interest with respect to a proxy proposal, Sands will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, Sands may (i) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party; or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how Sands will vote on the proposal. Sands may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.

Schroder Investment Management North America Inc. (“SIMNA”).  SIMNA acts as a discretionary investment adviser and sub-adviser for various clients. SIMNA’s authority to vote proxies is established through its investment advisory agreements or other written instructions from clients. The Schroders Proxy Committee reviews all proxy votes and sets proxy policy.

When SIMNA is required to vote a proxy, SIMNA’s utmost concern is that all decisions be made solely in the best interest of the client. SIMNA acts in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account. After receiving a proxy, SIMNA obtains information relevant to voting the proxy. SIMNA evaluates each proxy and votes in a way that the firm believes is in the best interest of the client. Prior to voting a proxy, SIMNA attempts to identify any material conflicts of interest that might exist with respect to a given proxy. If a material conflict of interest is identified, SIMNA determines how such conflict of interest should be addressed and fully discloses the conflict of interest to the affected client. If a material conflict of interest cannot be resolved and the client does not wish to independently vote or direct the vote of such proxy, SIMNA will use an independent third party to vote the proxy in the client’s best interest.

Shenkman Capital Management, Inc. (“Shenkman”).  When Shenkman has discretion to vote the proxies of clients, the firm will vote those proxies in the best interest of clients and in accordance with the Proxy Voting Policy and Procedures.

Shenkman will review the securities held in the firm’s discretionary client accounts on a regular basis to confirm that copies of all proxy solicitation materials concerning such securities were received. Shenkman will vote all proxies on behalf of discretionary client accounts after carefully considering all proxy solicitation materials and other information and facts the firm deems relevant. A portfolio manager will make all voting decisions on behalf of a discretionary client account based solely on his/her determination of the best interests of that account. The portfolio manager will send his/her decision on how Shenkman will vote a proxy to the firm’s Portfolio Administration Department, which will be responsible for making sure the proxy has been completed and returned to the issuer and/or the custodian in a timely and appropriate manner. Shenkman will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Statement of Additional Information	B-21

Shenkman’s general counsel shall monitor the firm’s processing of proxy statements to assure that all proxy statements are handled and processed in accordance with the Proxy Voting Policy and Procedures. The general counsel will designate one or more team members of the firm to be responsible for ensuring that all proxy statements are received and that Shenkman responds to them in a timely manner.

Shenkman will review all proxy solicitation materials the firm receives concerning securities held in a discretionary client account. Shenkman will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when appropriate and when reasonably available. In the absence of specific voting guidelines from a client, Shenkman will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Shenkman believes that voting proxies in accordance with the firm’s guidelines is in the best interests of clients.

Due to the size and nature of Shenkman’s operations and the firm’s limited affiliations in the securities industry, Shenkman does not expect that material conflicts of interest will arise between the firm and a discretionary client account over proxy voting. Shenkman recognizes, however, that such conflicts may arise from time to time, such as, for example, when Shenkman or one of the firm’s affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or reappointment as a director of a company. If a material conflict of interest arises, Shenkman will determine whether voting in accordance with the voting guidelines is in the best interests of the client. Under no circumstances will Shenkman place the firm’s own interests ahead of the interests of discretionary client accounts in voting proxies.

If Shenkman determines that the Proxy Voting Policy and Procedures do not adequately address a material conflict of interest related to a proxy, Shenkman will provide the affected client with copies of all proxy solicitation materials received by the firm with respect to that proxy, notify that client of the actual or potential conflict of interest, and of Shenkman’s intended response to the proxy request (which response will be in accordance with the Proxy Voting Policy and Procedures), and request that the client consent to Shenkman’s intended response. If the client consents to the firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Shenkman will vote the proxy as described in the notice. If the client objects to the firm’s intended response, Shenkman will vote the proxy as directed by the client.

Snow Capital Management L.P. (“Snow”).  When delegated authority, Snow votes all proxies relating to the securities held within those client accounts managed by the firm. Snow’s primary objective when voting proxies is to make voting decisions in a method that the firm believes is most likely to increase the value of the securities within the portfolio. Snow has adopted procedures and policies formulated to ensure that the firm considers the client’s interests, and not Snow’s interests, when voting proxies and that any material conflicts that may arise are properly addressed and resolved. The firm utilizes a third party proxy voting service, which includes electronic voting services and research. In addition, Snow conducts its own proxy research by reading proxies and proposals for each security while using third party research as a guide.

TCW Asset Management Company LLC (“TCW”).  Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of clients’ holdings. In order to carry out fiduciary responsibilities in the voting of proxies for clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted proxy voting guidelines and procedures (the “Guidelines”).

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process and reviewing proxy voting issues. The members of the Proxy Committee include TCW

B-22	GuideStone Funds

personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall periodically review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.

As a matter of firm policy, TCW does not disclose to unaffiliated third parties how the firm expects to vote on upcoming proxies and does not disclose the way the firm voted proxies without a legitimate need to know such information.

Philosophy.  When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that the firm’s portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee and an Outside Service.

Proxy Voting Overrides.  Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s written rationale, he/she will obtain the approval of TCW’s director of research (the “Director of Research”) for the written rationale before submitting it. The Director of Research will review the portfolio manager’s written rationale and make a determination. If the Director of Research believes the vote is appropriate, he/she may elect to convene the Proxy Committee for independent consideration as to how the vote should be cast.

Conflicts of Interest.  In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances. Where the relationship is deemed material, TCW will refrain completely from exercising discretion with respect to voting the proxy with respect

Statement of Additional Information	B-23

to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.

Where an employee of TCW sits on the board of a public company, the Proxy Specialist will determine whether such board member is the portfolio manager for the account holding the security, or whether the board member has spoken with the portfolio managers for the account holding the security. If either the particular board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that the Proxy Committee can determine and vote the securities.

Where the issuer is an affiliate of TCW, TCW will refrain completely from exercising discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for independent consideration as to how the vote should be cast.

Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping.  Upon request to the Proxy Specialist, TCW provides proxy voting records to clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TimesSquare Capital Management, LLC (“TSCM”).  TSCM may exercise voting authority for certain clients. TSCM has written policies and procedures with respect to the voting of proxies that are reasonably designed to ensure that TSCM votes proxies in the best interests of clients and that such votes are properly and timely exercised. Such policies include voting guidelines, which assist in evaluating proxy proposals, and procedures for dealing with conflicts of interest that may arise between the interests of TSCM, including the firm’s affiliates, and clients. TSCM will vote for proposals the firm believes will maximize shareholder value over the long-term and vote against proposals that are judged to have a material adverse impact on shareholder value or reduce shareholder rights. In exercising voting authority, TSCM considers the firm’s own research and the proxy research of an independent proxy agent. TSCM also utilizes an independent proxy agent to perform certain proxy administrative services, including monitoring positions for upcoming votes, obtaining proxies, voting proxies in accordance with TSCM’s authorization and recording proxy votes.

B-24	GuideStone Funds

Western Asset Management Company and Western Asset Management Company Limited (together, “Western”).  As Western is a fixed-income only manager, the occasion to vote proxies is very rare. However, the firm has adopted and implemented proxy voting policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western’s contractual obligations to clients and all other relevant facts and circumstances at the time of the vote (such that the guidelines may be overridden to the extent the firm deems appropriate).

Western’s legal and compliance department is responsible for administering and overseeing the proxy voting process. Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in the procedures.

Legal and compliance department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in the procedures. For avoidance of doubt, depending on the best interest of each individual client, Western may vote the same proxy differently for different clients.

Western’s legal and compliance department reviews proxy issues to determine any material conflicts of interest. Issues to be reviewed include, but are not limited to, whether (i) Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company; (ii) Western or an officer or director of the firm or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and (iii) there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western obtains the client’s proxy voting instructions; and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), Western seeks voting instructions from an independent third party.

Statement of Additional Information	B-25

GUIDESTONE FUNDS

N-1A

PART C: OTHER INFORMATION

Item 28. EXHIBITS:

(a)		Trust Instrument.

	1.	Certificate of Trust, dated February 29, 2000, filed in the State of Delaware, is incorporated herein by reference to the Initial Registration Statement on Form N-1A (No. 333-53432) filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 9, 2001 (“Initial Registration Statement”).

	2.	Trust Instrument, dated February 29, 2000, is incorporated herein by reference to the Initial Registration Statement.

	3.	Amended Certificate of Trust, dated March 12, 2001, filed in the State of Delaware, is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 27, 2009 (“PEA No. 21”).

	4.	Amended and Restated Trust Instrument, dated June 15, 2004, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on September 7, 2004.

	5.	Amended and Restated Trust Instrument, dated September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 25, 2006 (“PEA No. 12”).

	6.	Amended Certificate of Trust, dated August 5, 2005, is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 27, 2007.

	7.	Amended and Restated Trust Instrument, dated May 15, 2007, is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 30, 2008 (“PEA No. 18”).

	8.	Amended and Restated Trust Instrument, dated May 1, 2014, is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 30, 2014 (“PEA No. 54”).

	9.	Form of Amended and Restated Trust Instrument, dated May 1, 2017, is filed herewith as Exhibit EX-99(a)(9).

(b)		By-Laws.

	1.	By-Laws of the Registrant, dated September 13, 2005, are incorporated herein by reference to PEA No. 12.

	2.	Amended and Restated By-Laws of the Registrant, dated May 1, 2014, are incorporated herein by reference by to PEA No. 54.

(c)		Instruments Defining Rights of Security Holders.

None.

(d)		Investment Advisory Contracts.

	1.	Form of Advisory Agreement with GuideStone Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2017 (“PEA No. 66”).

	2.	Form of Sub-Advisory Agreement with AJO, LP is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on June 18, 2001 (“Pre-effective Amendment No. 2”).

3.	Form of Sub-Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (Nos. 333-53432 and 811-10263) filed with the SEC on February 25, 2011 (“PEA No. 28”).

4.	Form of Sub-Advisory Agreement with BlackRock Advisors, LLC is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 28, 2011.

5.	Form of Sub-Advisory Agreement with BlackRock Financial Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on March 22, 2007 (“PEA No. 15”).

6.	Form of Sub-Advisory Agreement with Mondrian Investment Partners Ltd. is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2012 (“PEA No. 37”).

7.	Form of Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. is incorporated herein by reference to Pre-Effective Amendment No. 2.

8.	Form of Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. is incorporated herein by reference to Pre-Effective Amendment No. 2.

9.	Form of Sub-Advisory Agreement with Pacific Investment Management Company LLC is incorporated herein by reference to Pre-Effective Amendment No. 2.

10.	Form of Sub-Advisory Agreement with Pacific Investment Management Company LLC is incorporated herein by reference to Pre-Effective Amendment No. 2.

11.	Form of Sub-Advisory Agreement with Payden & Rygel is incorporated herein by reference to Pre-Effective Amendment No. 2.

12.	Form of Sub-Advisory Agreement with Schroder Investment Management North America Inc. is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2014 (“PEA No. 53”).

13.	Form of Sub-Advisory Agreement with Western Asset Management Company is incorporated herein by reference to Pre-Effective Amendment No. 2.

14.	Form of Sub-Advisory Agreement with TimesSquare Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on November 2, 2004 (“PEA No. 9”).

15.	Form of Sub-Advisory Agreement with Western Asset Management Company Limited is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2003.

16.	Form of Sub-Advisory Agreement with Genesis Asset Managers, LLP and Genesis Investment Management, LLP is incorporated herein by reference to PEA No. 53.

17.	Form of Sub-Advisory Agreement with Sands Capital Management, LLC is incorporated herein by reference to PEA No. 12.

18.	Form of Sub-Advisory Agreement with AJO, LP is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on September 15, 2006 (“PEA No. 13”).

19.	Form of Sub-Advisory Agreement with TCW Investment Management Company LLC is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2013 (“PEA No. 40”).

20.	Form of Sub-Advisory Agreement with RREEF America L.L.C., Deutsche Investments Australia Limited and Deutsche Alternative Asset Management (Global) Limited is incorporated herein by reference to PEA No. 53.

21.	Form of Sub-Advisory Agreement with Western Asset Management Company is incorporated herein by reference to PEA No. 13.

22.	Form of Sub-Advisory Agreement with Western Asset Management Company Limited is incorporated herein by reference to PEA No. 13.

23.	Form of Amended Sub-Advisory Agreement with AQR Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on August 1, 2008 (“PEA No. 20”).

24.	Form of Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on May 23, 2008.

25.	Form of Sub-Advisory Agreement with BlackRock Financial Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on May 29, 2009 (“PEA No. 24”).

26.	Form of Sub-Advisory Agreement with American Century Investment Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on June 17, 2011 (“PEA No. 31”).

27.	Form of Sub-Advisory Agreement with Shenkman Capital Management, Inc. is incorporated herein by reference to PEA No. 31.

28.	Form of Sub-Advisory Agreement with AQR Capital Management, LLC is incorporated herein by reference to PEA No. 31.

29.	Form of Sub-Advisory Agreement with Baillie Gifford Overseas Limited is incorporated herein by reference to PEA No. 37.

30.	Form of Sub-Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 27, 2015 (“PEA No. 56”).

31.	Form of Sub-Advisory Agreement with Shenkman Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 17, 2013 (“PEA No. 41”).

32.	Form of Sub-Advisory Agreement with AQR Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on May 10, 2013 (“PEA No. 43”).

33.	Form of Sub-Advisory Agreement with Brown Advisory, LLC is incorporated herein by reference to PEA No. 53.

34.	Form of Sub-Advisory Agreement with RBC Global Asset Management (U.S.) Inc. is incorporated herein by reference to PEA No. 53.

35.	Form of Sub-Advisory Agreement with Heitman Real Estate Securities, LLC is incorporated herein by reference to PEA No. 53.

36.	Form of Sub-Advisory Agreement with Heitman International Real Estate Securities GmbH is incorporated herein by reference to PEA No. 53.

37.	Form of Sub-Advisory Agreement with Heitman International Real Estate Securities HK Limited is incorporated herein by reference to PEA No. 53.

38.	Form of Sub-Advisory Agreement with Parametric Portfolio Associates LLC is incorporated herein by reference to PEA No. 53.

39.	Form of Sub-Advisory Agreement with Snow Capital Management L.P. is incorporated herein by reference to PEA No. 53.

40.	Form of Sub-Advisory Agreement with SailingStone Capital Partners LLC is incorporated herein by reference to PEA No. 56.

41.	Form of Sub-Advisory Agreement with Jackson Square Partners, LLC is incorporated herein by reference to PEA No. 56.

42.	Form of Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. is incorporated herein by reference to PEA No. 56.

43.	Form of Sub-Advisory Agreement with MFS Institutional Advisors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 29, 2008 (“PEA No. 17”).

44.	Form of Sub-Advisory Agreement with Parametric Portfolio Associates, LLC is incorporated herein by reference to PEA No. 66.

45.	Form of Sub-Advisory Agreement with AQR Capital Management, LLC is incorporated herein by reference to PEA No. 62.

46.	Form of Sub-Advisory Agreement with Legal & General Investment Management America, Inc. is incorporated herein by reference to PEA No. 66.

47.	Form of Sub-Advisory Agreement with Legal & General Investment Management America, Inc. is incorporated herein by reference to PEA No. 66.

48.	Form of Sub-Advisory Agreement with Legal & General Investment Management America, Inc. is incorporated herein by reference to PEA No. 66.

49.	Form of Sub-Advisory Agreement with Legal & General Investment Management America, Inc. is incorporated herein by reference to PEA No. 66.

50.	Form of Expense Cap Letter with GuideStone Capital Management for the GS2 Class is incorporated herein by reference to PEA No. 43.

51.	Form of Expense Cap Letter with GuideStone Capital Management for the GS4 Class is incorporated herein by reference to PEA No. 43.

52.	Form of Expense Cap Letter with GuideStone Capital Management for the I Series is incorporated herein by reference to PEA No. 43.

53.	Form of Expense Cap Letter with GuideStone Capital Management for the Real Assets Fund, Flexible Income Fund and Global Natural Resources Equity Fund is incorporated herein by reference to PEA No. 43.

	54.	Form of Expense Cap Letter with GuideStone Capital Management for the Emerging Markets Equity Fund – GS2 Class is incorporated herein by reference to PEA No. 43.

	55.	Form of Expense Cap Letter with GuideStone Capital Management for the Emerging Markets Equity Fund – GS4 Class is incorporated herein by reference to PEA No. 43.

	56.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Investor Class is incorporated herein by reference to PEA No. 53.

	57.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Institutional Class is incorporated herein by reference to PEA No. 53.

	58.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Investor Class is incorporated herein by reference to PEA No. 56.

	59.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Institutional Class is incorporated herein by reference to PEA No. 56.

	60.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the International Equity Fund – Institutional Class is incorporated herein by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A (No. 333-53432) filed with SEC on March 17, 2015 (“PEA No. 57”).

	61.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Investor Class is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 29, 2015 (“PEA No. 58”).

	62.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Investor Class is incorporated herein by reference to PEA No. 62.

	63.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Institutional Class is incorporated herein by reference to PEA No. 62.

	64.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Investor Class is incorporated herein by reference to PEA No. 66.

	65.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Institutional Class is incorporated herein by reference to PEA No. 66.

(e)		Underwriting Contracts.

	1.	Form of Underwriting Agreement with PFPC Distributors, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 2.

	2.	Form of Exhibit A to Underwriting Agreement with PFPC Distributors, Inc. is incorporated herein by reference to PEA No. 24.

	3.	Form of Underwriting Agreement with BNY Mellon Distributors Inc. is incorporated herein by reference to PEA No. 28.

	4.	Form of Exhibit A to Underwriting Agreement with BNY Mellon Distributors Inc. is incorporated herein by reference to PEA No. 31.

	5.	Form of Exhibit A to Underwriting Agreement with BNY Mellon Distributors Inc. is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on October 12, 2011 (“PEA No. 34”).

	6.	Form of Underwriting Agreement with Foreside Funds Distributors LLC is incorporated herein by reference to PEA No. 37.

	7.	Form of Exhibit A to Underwriting Agreement with Foreside Funds Distributors LLC is incorporated herein by reference to PEA No. 41.

	8.	Form of Exhibit A to Underwriting Agreement with Foreside Funds Distributors LLC is incorporated herein by reference to PEA No. 43.

	9.	Form of Exhibit A to Underwriting Agreement with Foreside Funds Distributors LLC is incorporated herein by reference to PEA No. 57.

	10.	Form of Exhibit A to Underwriting Agreement with Foreside Funds Distributors LLC is incorporated herein by reference to PEA No. 62.

	11.	Form of Exhibit A to Underwriting Agreement with Foreside Funds Distributors LLC is incorporated herein by reference to PEA No. 66.

	12.	Form of Distribution Services Agreement with Foreside Funds Distributors LLC is incorporated herein by reference to PEA No. 40.

(f)		Bonus or Profit Sharing Contracts.

Not Applicable.

(g)		Custodian Agreements.

	1.	Form of Custody Agreement with The Northern Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 2.

	2.	Amended Fee Schedule dated June 4, 2007 is incorporated herein by reference to PEA No. 18.

	3.	Amended Fee Schedule dated January 1, 2013, is incorporated herein by reference to PEA No. 40.

	4.	Amended Fee Schedule dated April 1, 2015, is incorporated herein by reference to PEA No. 58.

(h)		Other Material Contracts.

	1.	Form of Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”) (formerly, PFPC Inc.) is incorporated herein by reference to Pre-Effective Amendment No. 2. Effective July 1, 2010, The Bank of New York Mellon Corporation purchased PNC Global Investment Servicing Inc. and its subsidiaries, including PNC Global Investment Servicing (U.S.) Inc., GuideStone Funds’ administrator, fund accounting and transfer agent, and PFPC Distributors, Inc., the Funds’ principal underwriter, from The PNC Financial Services Group, Inc. Also effective July 1, 2010, PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) and BNY Mellon Distributors Inc., respectively.

	2.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 18.

	3.	Form of Exhibit A to the Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 24.

	4.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 26, 2010 (“PEA No. 26”).

	5.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 26.

	6.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 26.

7.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 28.

8.	Form of Amendment to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 28.

9.	Form of Exhibit A to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 31.

10.	Form of Exhibit A to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 34.

11.	Form of Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 40.

12.	Form of Exhibit A to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 41.

13.	Form of Exhibit A to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 43.

14.	Form of Exhibit A to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 57.

15.	Form of Exhibit A to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 62.

16.	Form of Termination Amendment to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 66.

17.	Form of Administration and Accounting Services Agreement with The Northern Trust Company is incorporated herein by reference to PEA No. 66.

18.	Form of Transfer Agency Services Agreement with PNC Global Investment Servicing (formerly, PFPC Inc.) is incorporated herein by reference to Pre-Effective Amendment No. 2.

19.	Form of Amendment to Transfer Agency Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 18.

20.	Form of Amendment to Transfer Agency Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 21.

21.	Form of Exhibit A to the Transfer Agency Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 24.

22.	Form of Amendment to Transfer Agency Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 28.

23.	Form of Exhibit A to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 31.

24.	Form of Exhibit A to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 34.

25.	Form of Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 40.

26.	Form of Schedule B to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 41.

	27.	Form of Schedule B to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 43.

	28.	Form of Amendment to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 53.

	29.	Form of Amendment to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 57.

	30.	Form of Amendment to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 58.

	31.	Form of Amendment to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 62.

	32.	Form of Termination Amendment to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 66.

(i)		Legal Opinion.

Opinion of K&L Gates, LLP is filed herewith as Exhibit EX-99(i).

(j)		Other Opinions.

	1.	Consent of Independent Registered Public Accounting Firm. Consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit EX-99(j)(1).

	2.	Power of Attorney.

Power of Attorney, dated January 8, 2001, is incorporated herein by reference to Initial Registration Statement.

	3.	Power of Attorney.

Power of Attorney, dated May 15, 2001, is incorporated herein by reference to Pre-Effective Amendment No. 2.

	4.	Power of Attorney.

Power of Attorney, dated September 16, 2004, is incorporated herein by reference to PEA No. 9.

	5.	Power of Attorney.

Power of Attorney, dated February 24, 2006, is incorporated herein by reference to PEA No. 12.

	6.	Power of Attorney

Power of Attorney, dated September 14, 2007, is incorporated herein by reference to PEA No. 17.

	7.	Power of Attorney.

Power of Attorney, dated July 24, 2008, is incorporated herein by reference to PEA No. 20.

	8.	Power of Attorney.

Power of Attorney, dated February 25, 2010, is incorporated herein by reference to PEA No. 26.

	9.	Power of Attorney.

Power of Attorney, dated February 25, 2011, is incorporated herein by reference to PEA No. 28.

	10.	Power of Attorney.

Power of Attorney, dated February 28, 2013, is incorporated herein by reference to PEA No. 40.

	11.	Power of Attorney.

Power of Attorney, dated November 13, 2013, is incorporated herein by reference to PEA No. 53.

	12.	Power of Attorney.

Power of Attorney, dated February 28, 2014, is incorporated herein by reference to PEA No. 53.

	13.	Power of Attorney.

Power of Attorney, dated May 19, 2014, is incorporated herein by reference to PEA No. 56.

	14.	Power of Attorney.

Power of Attorney, dated November 6, 2014, is incorporated herein by reference to PEA No. 56.

	15.	Power of Attorney.

Power of Attorney, dated May 18, 2015, is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on May 29, 2015 (“PEA No. 60”).

	16.	Power of Attorney.

Power of Attorney, dated February 26, 2016, is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 29, 2016.

	17.	Power of Attorney.

Power of Attorney, dated February 8, 2017, is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 14, 2017.

	18.	Power of Attorney.

Power of Attorney, dated February 24, 2017, is incorporated herein by reference to PEA No. 66.

(k)		Omitted Financial Statements.

Not Applicable.

(l)		Initial Capital Agreements.

Letter Agreement with GuideStone Financial Resources of the Southern Baptist Convention (formerly, Annuity Board of the Southern Baptist Convention) is incorporated herein by reference to Pre-Effective Amendment No. 2.

(m)		Rule 12b-1 Plan.

None.

(n)		Rule 18f-3 Plan.

Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 is incorporated herein by reference to PEA No. 66.

(p)		Codes of Ethics.

	1.	Code of Ethics of GuideStone Funds is incorporated herein by reference to PEA No. 60.

	2.	Code of Ethics of GuideStone Capital Management, LLC is incorporated herein by reference to PEA No. 60.

	3.	Code of Ethics of Foreside Financial Group, LLC is incorporated herein by reference to PEA No. 37.

	4.	Code of Ethics of AJO, LP is incorporated herein by reference to PEA No. 18.

	5.	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, LLC is incorporated herein by reference to PEA No. 62.

	6.	Code of Ethics of BlackRock Financial Management, Inc. is incorporated herein by reference to PEA No. 12.

	7.	Code of Ethics of Mondrian Investment Partners Ltd. is incorporated herein by reference to PEA No. 66.

8.	Code of Ethics of Goldman Sachs Asset Management, L.P. is incorporated herein by reference to PEA No. 17.

9.	Code of Ethics of Loomis, Sayles & Company, L.P. is incorporated herein by reference to PEA No. 66.

10.	Code of Ethics of Pacific Investment Management Company LLC is incorporated herein by reference to PEA No. 66.

11.	Code of Ethics of Payden & Rygel is incorporated herein by reference to PEA No. 12.

12.	Code of Ethics of Schroder Investment Management North America Inc. is incorporated herein by reference to PEA No. 62.

13.	Code of Ethics of TCW Investment Management Company LLC is incorporated herein by reference to PEA No. 66.

14.	Code of Ethics of Western Asset Management Company and Western Asset Management Company Limited is incorporated herein by reference to PEA No. 66.

15.	Code of Ethics of TimesSquare Capital Management, LLC is incorporated herein by reference to PEA No. 66.

16.	Code of Ethics of RREEF America L.L.C. is incorporated herein by reference to PEA No. 13.

17.	Code of Ethics of MFS Institutional Advisors, Inc. is incorporated herein by reference to PEA No. 66.

18.	Code of Ethics of AQR Capital Management, LLC is incorporated herein by reference to PEA No. 66.

19.	Code of Ethics of Genesis Asset Managers, LLP and Genesis Investment Management, LLP is incorporated herein by reference to PEA No. 66.

20.	Code of Ethics of Sands Capital Management, LLC is incorporated herein by reference to PEA No. 66.

21.	Code of Ethics of Parametric Portfolio Associates LLC is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on October 30, 2013.

22.	Code of Ethics of American Century Investment Management, Inc. is incorporated herein by reference to PEA No. 62.

23.	Code of Ethics of Shenkman Capital Management, Inc. is incorporated herein by reference to PEA No. 62.

24.	Code of Ethics of Baillie Gifford Overseas Limited is incorporated herein by reference to PEA No. 66.

25.	Code of Ethics of Brown Advisory, LLC is incorporated herein by reference to PEA No. 53.

26.	Code of Ethics of RBC Global Asset Management (U.S.) Inc. is incorporated herein by reference to PEA No. 53.

27.	Code of Ethics of Deutsche Investments Australia Limited and Deutsche Alternative Asset Management (Global) Limited is incorporated herein by reference to PEA No. 53.

28.	Code of Ethics of Heitman Real Estate Securities LLC, Heitman International Real Estate Securities GmbH and Heitman International Real Estate Securities HK Limited is incorporated herein by reference to PEA No. 53.

29.	Code of Ethics of Snow Capital Management L.P. is incorporated herein by reference to PEA No. 66.

30.	Code of Ethics of Jackson Square Partners, LLC is incorporated herein by reference to PEA No. 66.

31.	Code of Ethics of SailingStone Capital Partners LLC is incorporated herein by reference to PEA No. 56.

32.	Code of Ethics of Legal & General Investment Management America, Inc. is incorporated herein by reference to PEA No. 66.

Item	29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE FUND.

As provided for in the Agreement and Declaration of Trust and as disclosed in the prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) formerly, the Annuity Board of the Southern Baptist Convention will, at all times, directly or indirectly, control the vote of at least 60% of the outstanding shares of GuideStone Funds (the “Trust”). The Trust will refuse to accept any investment that would result in a change of such control. GuideStone Capital Management, LLC (the “Adviser”) formerly, SBC Financial Services, Inc., a Texas limited liability company, which serves as the Adviser to each series of the Trust, is an affiliate of GuideStone Financial Resources. The Adviser is managed by GuideStone Investment Services, formerly, GuideStone Capital Management, a Texas Corporation, and GuideStone Resources Management, Inc., a Texas Corporation, GuideStone Trust Services, formerly SBC Trust Services, Inc., a Texas corporation, serves as custodian of certain IRAs invested in series of the Trust. Thus, the Trust, the Adviser and GuideStone Trust Services are under the common control of GuideStone Financial Resources. GuideStone Financial Resources is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia nonprofit corporation, is the sole member.

Item	30. INDEMNIFICATION.

A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any invstigation, claim, action, suit or proceeding (“Action”) in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or “not to have acted in good faith in the reasonable belief that his or her action was in the best interest” of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 12 of the Advisory Agreement between the Adviser and the Registrant provides that the Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations thereunder, whether express or implied; provided, that this shall not be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

Section 5 of the Advisory Agreement between the Adviser and the Registrant provides that the Adviser shall indemnify the Registrant or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Registrant by reason of or arising out of any act or omission by the Adviser under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Registrant. Section 5 further provides that the Registrant shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Registrant under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Registrant.

Section 8 of the Sub-Advisory Agreements between the Registrant, the Adviser and each Sub-Adviser to one or more Series, provides that the Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations thereunder, whether express or implied; provided, that this shall not be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

Section 9 of the Sub-Advisory Agreements between the Registrant, the Adviser and each Sub-Adviser to one or more Series provides that the Registrant and the Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Registrant and the Adviser under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Registrant and the Adviser.

Section 9 also provides that the Sub-Adviser shall indemnify the Registrant and the Adviser or any of their directors, officers, employees or affiliates for all Losses incurred by the Registrant and the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under the Agreement if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Registrant and the Adviser or the Registrant’s and the Adviser’s breach of fiduciary duty to the Sub-Adviser.

Section 10 of Exhibit A to the Distribution Services Agreement between the Registrant and Foreside Funds Distributors LLC (“the Distributor”) provides that the Registrant agrees to indemnify and hold harmless the Distributor and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities arising directly or indirectly from any action or omission to act which the Distributor takes under the Agreement. Neither the Distributor, nor any of its affiliates shall be indemnified against any liability caused by the Distributor’s or its affiliates’ own willful misfeasance, bad faith, negligence, gross negligence or reckless disregard of its duties and obligations under the Agreement.

Section 20 of Exhibit A to the Distribution Services Agreement between the Registrant and the Distributor provides that the Distributor is “expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees or Shareholders individually but are binding only upon the assets and property of the Trust.”

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item	31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1.	GuideStone Capital Management, LLC:

GuideStone Capital Management, LLC (“GSCM”) is located at 2401 Cedar Springs Road, Dallas, Texas 75201. GSCM is a Texas non-profit corporation, is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information as to the firm’s officers and directors is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Kirk Hudson Director	Universal Advisory Services	Managing Partner

Michael S. Hamlet Director	First Baptist Church of North Spartanburg	Senior Pastor

David B. McMillan Director	Inea International Ltd. (VHSC)	Chief Executive Officer

John R. Morris Director	Vice President, Broker-In-Charge, Hounds Ears Real Estate	Vice President

David Morley Director	Select Wealth Management	President and Owner

David S. Spika President	GuideStone Financial Resources	Vice President and Chief Strategic Investment Officer

Patrick Pattison Vice President and Treasurer	GuideStone Financial Resources	Chief Accounting Officer

Matt L. Peden Vice President and Chief Investment Officer	GuideStone Financial Resources	Vice President and Chief Investment Officer

Melanie Childers Vice President – Fund Operations	GuideStone Financial Resources	Managing Director, Fund Operations

Matthew A. Wolfe Secretary	GuideStone Financial Resources	Associate Counsel – Investment and Corporate Services, Legal Services; Vice President and Assistant General Counsel; Associate

Ron W. Bass Chief Compliance Officer	GuideStone Financial Resources	Director of Broker/Dealer and RIA Compliance

Scott Cook Financial Officer	GuideStone Financial Resources	Senior Manager Investor Advisor Compliance

2.	AJO, LP:

The sole business activity of AJO, LP (“AJO”), 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania, 19102, is to serve as an investment adviser. AJO is registered with the SEC under the Investment Advisers Act of 1940, as amended. Information regarding other business, profession, vocation or employment of a substantial nature to the directors, investment officers and/or partners of AJO during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Arup Datta Principal, Portfolio Manager, CIO-International	RV Capital Management	Former Director (March 2012 to March 2015)

3.	American Century Investment Management, Inc.

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, is a wholly-owned, privately held subsidiary of American Century Companies Inc. and is registered under the Investment Advisers Act of 1940, as amended. American Century provides portfolio management services for investment companies as well as for other business and institutional clients. Information regarding other business, profession, vocation or employment of a substantial nature as to the directors and officers of American Century during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Alessandra Alecci Vice President	Lazard Asset Management	Senior Vice President and Senior Analyst

Cleo Chang Senior Vice President	Wilshire Funds Management, Wilshire Associates, Inc.	Chief Investment Officer

James Gendelman Vice President	Marsico Capital Management, LLC	Fund Co-Manager

Peruvemba Satish Senior Vice President	Allstate Investments	Managing Director & Chief Risk Officer

Vinayak Tripathi Vice President	Highbridge Capital Management	Vice President

	Credit Suisse Asset Management	Vice President

4.	AQR Capital Management, LLC:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Fourth Floor, Greenwich Connecticut 06830. AQR is a registered investment adviser under the Investment Advisers Act of 1940, as amended. AQR offers investment management services to investment companies and other types of investors. Information as to the principals and executive officers of AQR during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
David Kabiller Founding Principal	AQR Funds	Trustee

	Crow Holdings	Director

Bradley D. Asness Principal, Chief Legal Officer	AQR Funds	Vice President

Brendan R. Kalb Managing Director, General Counsel	AQR Funds	Executive Vice President, Secretary

H.J. Willcox Managing Director, Chief Compliance Officer	AQR Funds	Chief Compliance Officer

Marco Hanig Principal	AQR Funds	Trustee, Chief Executive Officer, President

Lasse H. Pedersen Principal	New York University Stern School of Business	John A. Paulson Professor of Finance

	University of Copenhagen, Denmark	Professor

	Financial Times Stock Exchange	Advisory Board Member

Tobias Moskowitz Principal	University of Chicago Booth School of Business	Fama Family Professor of Finance

	National Bureau of Economic Research	Research Associate

5.	Baillie Gifford Overseas Limited:

The sole business activity of Baillie Gifford Overseas Limited (“Baillie Gifford”), Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, United Kingdom, is to provide discretionary investment management and advisory services to a range of institutional clients. Baillie Gifford is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. The directors, investment officers and/or partners have not been engaged in any other business, profession, vocation or employment during the past two fiscal years.

6.	Barrow, Hanley, Mewhinney & Strauss, LLC:

The sole business activity of Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201 is to serve as an investment adviser. BHMS is registered under the Investment Advisers Act of 1940, as amended. Information as to the trustees and officers of BHMS during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Ray Nixon, Jr. Executive Director	BHMS	Member Board of Managers

Cory Martin Managing Director	BHMS	Member Board of Managers

Linda T. Gibson Member Board of Managers	OMAM (Parent Company)	Executive Vice President and Head of Global Distribution

Aidan J. Riordan Member Board of Managers	OMAM (Parent Company)	Executive Vice President and Head of Affiliate Management

7.	BlackRock Advisors, LLC:

BlackRock Advisors, LLC (“BA”) principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809 and is an indirect wholly-owned subsidiary of BlackRock, Inc. BA was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the last two years, is incorporated by reference to Schedules A and D of Part 1 of Form ADV, filed by BA pursuant to the Investment Advisers Act of 1940, as amended, (SEC File No. 801-47710).

8.	BlackRock Financial Management, Inc.:

BlackRock Financial Management, Inc.’s (“BFM”) principal business address is 55 East 52nd Street, New York, New York 10055 and is an indirect wholly-owned subsidiary of BlackRock, Inc. BFM was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the last two years, is incorporated by reference to Schedules A and D of Part 1 of Form ADV, filed by BA pursuant to the Investment Advisers Act of 1940, as amended, (SEC File No. 801-48433).

9.	Brown Advisory, LLC:

Brown Advisory, LLC (“Brown Advisory”) is located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory is registered with the SEC as an investment adviser and provides investment management services to individuals and institutions. Information as to the directors and officers of Brown for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Michael D. Hankin President	Brown Advisory Incorporated and affiliates	Chief Executive Officer, Partner

	Brown Advisory Funds	Trustee

	Brown Advisory Funds PLC	Director

	Baltimore Waterfront Partnership and Management Authority	Chairman

	Chesapeake Conservatory	Trustee

	Center For Large Landscape Conservation	Trustee

	Hopkins Applied Physics Lab	Chairman of the Board of Managers

	Johns Hopkins Medicine	Trustee and Vice Chairman

	Johns Hopkins University	Trustee

	Land Preservation Trust	President and Director

	National Medal of Honor Museum Foundation	Director

	National Steeplechase Association	Director

	Stanley Black & Decker, Inc.	Director

	Tate Engineering Systems, Inc	Director

	The Wills Group	Director

David M. Churchill Treasurer	Brown Advisory Incorporated and affiliates	Chief Operating Officer, Chief Financial Officer, Partner

	Brown Advisory Funds	President/Principal Executive Officer

	Brown Advisory Funds PLC	Director

	First Fruits Farm	Director

	Grace Fellowship Church	Chairman, Finance Committee

	Mercy Medical Center	Director

	Mount Vernon Place Conservancy	Director

	National Aquarium, Baltimore	Director

Brett D. Rogers Chief Compliance Officer	Brown Advisory Incorporated and affiliates	General Counsel & Chief Compliance Officer, Partner

	Brown Advisory Funds	Chief Compliance Officer

	Brown Advisory Funds PLC	Director

	Baltimore Chesapeake Bay Outward Bound	Director

	Baltimore Efficiency & Economy Foundation, Inc.	Director

	Boy Scouts of America	Director

	Kasina Youth Foundation	Director

10.	Genesis Asset Managers, LLP:

The sole business activity of Genesis Asset Managers, LLP (“GAM”), Heritage Hall, Le Marchant Street, St. Peter Port, Guernsey, GYI 4HY, Channel Islands, is to serve as an investment adviser. GAM is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of GAM for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Karen Yerburgh Chief Executive Officer, Managing Partner, Principal, and Operating Committee Member	Genesis Investment Management, LLP	Principal, Chief Executive Officer and Managing Partner

	Freeby Trading Ltd; Quince Tree Trading Ltd; Wild Ash Ltd	Director

	Genesis Continuation Ltd	Director

Stephen Birkett Operating Committee Non-Executive Member	Firecrest Limited	Director

Mel Carville Operating Committee Non-Executive Member	Aviva Annuity UK Limited; Aviva Life Holdings UK Ltd; Aviva Life & Pensions UK Limited; Aviva Life Services UK Limited; Aviva Health UK Limited; Barclays Private Clients International Limited; Catholic National Mutual Limited; Clearbank Limited; Friends Annuities Limited; Friends Life and Pensions Ltd Limited; Friends Life Limited; Friends Life Services Limited; Home Credit BV; Home Credit Europe PLC; Tenax Capital Ltd; Financial Services Opportunities Fund Ltd	Director

John Hallam Operating Committee Non-Executive Member	Barclays Insurance Guernsey PCC Ltd; Baring Coller Secondaries Fund Ltd; Baring Coller Secondaries Fund II Ltd; BH Global Ltd; Bracken Partners Investments Channel Islands Ltd; Calabash House Ltd; Investec Premier Funds PCC Ltd; Les Grandes Moulins Ltd; Motion Fund II (GP) Ltd; NB Distressed Debt Investment Fund Ltd; Olivant Ltd; Olivant Investments (no 1) Ltd; Partners Group Global Opportunities Ltd; Partners Group Prime Yield sarl; PG Impact Investments Management Ltd; Real Estate Credit Investments Management Ltd; Ruffer Illiquid Strategies Fund of Funds 2009 Ltd; Ruffer Illiquid Strategies Fund 2011 Ltd; Ruffer Illiquid Multi Strategies Fund 2015 Limited ; Ruffer Multi Strategies Fund Ltd	Director

Peter Hames Operating Committee Non-Executive Member	MMIP Investment Management Limited; Polar Capital Technology Trust PLC; Lisia Investment Holdings Limited; Syncona Limited; Syncona GP Limited; Syncona Holdings Limited; Syncona Portfolio Limited; First Impressions; Genesis Emerging Markets Investment Company; Genesis Smaller Companies	Director

Mark Huntley Operating Committee Non-Executive Member	Aile Limited; Anglo Limited; Anglo Secretaries Limited; Collingwood Holdings Limited; Heritage Corporate Services (Malta) Limited; Heritage Depositary Company (UK) Limited; Heritage Financial Services Group Limited; Heritage Group Limited; Heritage International Fund Services (Malta) Limited; Heritage Management Holdings (Malta) Limited; Heritage Partners GP Limited; Heritage Partners Limited; HG Nominees 1 Limited; HG Nominees 2 Limited; Hologram Holdings Limited; Pietersen Holdings Limited; Plein Limited; Redmonde Limited; BC European Capital IX Limited; CCEIP Manager Limited; Crystal Amber Asset Management (Guernsey) Limited; Devco Property Advisors Limited; ECAS 2010 Limited; European Capital Asset Management Limited; European Capital Limited; Heritage Diversified Investments PCC Limited; ICG-Longbow Senior Secured UK Property Debt Investments Limited; International Hospitals Network (GP) Limited; NB PEP GP Limited; P25 (GP) Limited; P25 Investments Limited; Sniper Capital (Guernsey) Limited; Sniper Macau Heritage Properties II Limited; Stirling Mortimer (Channel Islands) Limited; Stirling Mortimer (St Peter Port) Limited; Stirling Mortimer Global Property Fund PCC Limited; Stirling Mortimer No. 8 Fund UK Land Limited; Stirling Mortimer No.9 Fund UK Land 2 Limited; Trilantic Capital Management GP Limited; Trilantic Capital Partners Management Limited; Trilantic Capital Partners V Management Limited; Baring Coller Secondaries Fund Limited; Baring Coller Secondaries Fund II Limited; DF Investments Limited; Guernsey Sailing Trust LBG; Yucatan Devco 2 Limited; Yucatan Devco Limited	Director

	Heritage Administration Services Limited; Heritage Corporate Services Limited; Heritage Corporate Trustees Limited; Heritage International Fund Managers	Managing Director

Steve LePage Operating Committee Non-Executive Member	AREP Europe CIP GP Limited; Aventicum Real Estate Partners Europe GP Limited; BTPS Insurance ICC Limited; BTPSI (No 1) IC Limited; CS Property Club Europe Cell 1 IC Limited; CS Property Club Europe Cell 2 IC Limited; CS Property Club Europe Cell 3 IC Limited; CS Property Club Europe Cell 4 IC Limited; ICC Limited; First Central Group Limited; Highbridge Muli-Strategy Fund Limited; MedicX Fund Limited; St John Ambulance & Rescue Services LBG; Volta Finance Limited	Director

Paul Ballantyne Principal	Genesis Investment Management, LLP	Principal

	Genesis Management Australia Limited; Luton Town Football Club 2020	Director

Andrew Elder Principal	Genesis Investment Management, LLP	Principal

	Genesis Continuation Ltd	Director

Catherine Vlasto Principal	Genesis Investment Management, LLP	Principal

Arindam Bhattacharjee Principal	Genesis Investment Management, LLP	Principal

	The Genesis Charitable Trust	Trustee

David de Sousa Seaman Principal	Genesis Investment Management, LLP	Principal

Yiyong Yang Principal	Genesis Investment Management, LLP	Principal

Karen Roydon Principal	Genesis Investment Management, LLP	Principal

	The Genesis Charitable Trust	Trustee

Chris Ellyatt Principal, Managing Director, Chief Compliance Officer and Operating Committee Member	Genesis Investment Management, LLP	Principal, Managing Director and Chief Compliance Officer

	Genesis Emerging Markets Investment Company; Genesis Smaller Companies; Genesis Emerging Markets Opportunities Fund Limited; Genesis Emerging Markets Opportunities Fund Limited II; Genesis Emerging Markets Opportunities Fund Limited III (In Voluntary Liquidation); Genesis Asset Managers International Limited; Genesis Continuation Ltd; GIML Limited; Genesis Indian Investment Company Limited; GEMOF II Russia Portfolio (Cyprus) Limited; GEMOF Russia Portfolio (Cyprus) Limited	Director

	The Genesis Charitable Trust	Trustee

	Bowel & Cancer Research	Director

	Amazon Creek (Charters) III Limited	Director

11.	Genesis Investment Management, LLP:

The sole business activity of Genesis Investment Management, LLP (“GIM”), 21 Grosvenor Place, SW1X 7HU, United Kingdom is to serve as an investment adviser. GIM is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of GIM for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Karen Yerburgh Principal, Chief Executive Officer and Managing Partner	Genesis Asset Managers, LLP	Chief Executive Officer, Managing Partner, Principal, and Operating Committee Member

	Genesis Continuation Ltd	Director

	Freeby Trading Ltd; Quince Tree Trading Ltd; Wild Ash Ltd	Director

Paul Ballantyne Principal	Genesis Asset Managers, LLP	Principal

	Genesis Management Australia Limited	Director

Andrew Elder Principal	Genesis Asset Managers, LLP	Principal

Rufus Frazier Principal	Genesis Asset Managers, LLP	Principal

Catherine Vlasto Principal	Genesis Asset Managers, LLP	Principal

	The Genesis Charitable Trust	Trustee

Arindam Bhattacharjee Principal	Genesis Asset Managers, LLP	Principal

David de Sousa Seaman Principal	Genesis Asset Managers, LLP	Principal

Yiyong Yang Principal	Genesis Asset Managers, LLP	Principal

Karen Roydon Principal	Genesis Asset Managers, LLP	Principal

	The Genesis Charitable Trust	Trustee

Chris Ellyatt Principal, Managing Director and Chief Compliance Officer	Genesis Asset Managers, LLP	Principal, Managing Director, Chief Compliance Officer and Operating Committee Member

	The Genesis Charitable Trust	Trustee

	Bowel & Cancer Research	Trustee

	Amazon Creek (Charters) III Limited	Director

	Genesis Emerging Markets Investment Company; Genesis Smaller Companies; Genesis Emerging Markets Opportunities Fund Limited; Genesis Emerging Markets Opportunities Fund II Limited; Genesis Emerging Markets Opportunities Fund III Limited (In Voluntary Liquidation); Genesis Asset Managers International Limited; GIML Limited; Genesis Continuation Ltd; Genesis Indian Investment Company Limited; GEMOF II Russia Portfolio (Cyprus) Limited; GEMOF Russia Portfolio (Cyprus) Limited	Director

12.	Goldman Sachs Asset Management, L.P.:

The principal business address of Goldman Sachs Asset Management, L.P. (“GSAM”) is 200 West Street, New York, New York 10282. GSAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and is wholly-owned by GSAM Holdings LLC, a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. GSAM Holdings LLC is also the general partner of GSAM and has been providing financial solutions for investors since 1988.

13.	Heitman Real Estate Securities, LLC, Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH:

Heitman Real Estate Securities, LLC, Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH (together, “Heitman”) are located at 191 North Wacker Drive, Suite 2500, Chicago, IL 60606, at 15/F LHT Tower, 31 Queen’s Road, Central, Hong Kong and at Maximillianstrasse 35A, 80539, Munich, Germany, respectively. Heitman is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The directors and officers of Heitman have not held any positions with other companies during the past two fiscal years.

14.	Jackson Square Partners, LLC:

Jackson Square Partners, LLC (“Jackson Square”) is located at 101 California Street, Suite 3750, San Francisco, California 94111 and is registered with the SEC under the Investment Advisers Act of 1940, as amended. The directors and officers of Jackson Square have not held any positions with other companies during the past two fiscal years.

15.	Legal & General Investment Management America, Inc.:

Legal & General Investment Management America, Inc. (“LGIMA”) is located at 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606 and is registered with the SEC under the Investment Advisers Act of 1940, as amended. The directors and officers of LGIMA have not held any positions with other companies during the past two fiscal years.

16.	Loomis, Sayles & Company, L.P.:

Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111, provides investment advice to the 10 series of Loomis Sayles Funds I, 9 series of Loomis Sayles Funds II and to other affiliated and unaffiliated registered investment companies, organizations and individuals. The sole general partner of Loomis is Loomis, Sayles & Company, Incorporated. Information as to the directors and executive officers during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Robert J. Blanding Chairman of the Board, and Director	Loomis Sayles Investments Asia Pte. Ltd.	Director

	Loomis Sayles Investments Limited	Alternate Director

	Natixis Asset Management Japan Co. Ltd.	Director

Daniel J. Fuss Vice Chairman, EVP, and Director	Loomis Sayles Funds I; Loomis Sayles Funds II	Executive Vice President

Pierre Servant Director	Natixis Global Asset Management	CEO and Member of the Executive Board

John T. Hailer Director	Natixis Global Asset Management, L.P.	President and CEO, US and Asia

Kevin P. Charleston President, CEO, and Director	Loomis Sayles Trust Co., LLC	Manager and President

	Loomis Sayles Fund I	Trustee, President and Chief Executive Officer

	Loomis Sayles Fund II; Natixis Funds Trust I; Natixis Funds Trust II; Natixis Funds Trust IV; Gateway Trust	Trustee

	Loomis Sayles Trust Co., LLC	Manager and President

	Loomis Sayles Investments Limited	EVP

	Loomis Sayles Investment Asia Pte. Ltd.	Director

John F. Gallagher, III Executive Vice President, and Director	Loomis Sayles Distributors, Inc.	President

	Loomis Sayles Distributors, L.P.	President

	Loomis Sayles Investment Asia Pte. Ltd.	Director

Jean S. Loewenberg Executive Vice President, General Counsel, Secretary, Director	Loomis Sayles Distributors, Inc. Loomis Sayles Investments Limited	Director General Counsel and Company Secretary

	Loomis Sayles Trust Co., LLC	Manager and Secretary
	Loomis Sayles Investments Asia Pte. Ltd.	Director

John R. Gidman Executive Vice President, Chief Information Officer, and Director	Loomis Sayles Solutions, LLC	President

Jaehoon Park Executive Vice President, Chief Investment Officer, and Director	Loomis Sayles Investments Asia Pte. Ltd.	Director

Paul J. Sherba Executive Vice President, Chief Financial Officer, and Director	Loomis Sayles Distributors, Inc. Loomis Sayles Distributors, L.P.	Vice President and Treasurer Vice President and Treasurer
	Loomis Sayles Trust Co., LLC	Manager and Chief Financial Officer

	Loomis Sayles Investment Asia Pte. Ltd. Loomis Sayles Investments Limited	Director Chief Financial Officer and Treasurer

17.	MFS Institutional Advisors, Inc.:

MFS Institutional Advisors, Inc. (“MFSI”) is located at 111 Huntington Avenue, Boston, Massachusetts 02199 and is a U.S.-based investment advisor and subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). Certain officers and directors of MFSI serve, or have served, as officers or directors of some or all of MFSI’s corporate affiliates and/or as officers of some or all of the MFS funds and/or officers or directors of certain investment products managed by MFS or certain of MFS’s corporate affiliates. Except as set forth below, each director and officer of MFSI has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer and/or director of MFSI or certain of MFSI’s corporate affiliates.

Name and Position with Adviser	Other Company	Position with Other Company
Michael W. Roberge Director, Chairman of the Board, Chief Investment Officer	Massachusetts Financial Services Company	Director, President, Chief Executive Officer and Chief Investment Officer

	MFS International Singapore Pte. Ltd.	Director

	MFS Heritage Trust Company	Director and Investment Officer

	MFS Investment Management Canada Limited; MFS International Australia Pty. Ltd.	Director and Chairman of the Board

	MFS Investment Management K.K.	Director and Chairman

Anne Marie Bernard Director	MFS International (U.K.) Limited; MFS Heritage Trust Company; MFS International Singapore Pte. Ltd.; MFS International Australia Pty. Ltd.	Director

John M. Corcoran Director	MFS International Singapore Pte. Ltd.; MFS International Australia Pty. Ltd.	Director

	MFS Investment Management K.K.	Statutory Auditor

	MFS Investment Management Canada Limited	Director and Assistant Treasurer

	MFS Heritage Trust Company	Director and President

Linda Harring Director	MFS International (U.K.) Limited; MFS International Singapore Pte. Ltd.; MFS Heritage Trust Company; MFS International Australia Pty. Ltd.	Director

Robertson G. Mansi Director	MFS International (U.K.) Limited; MFS International Singapore Pte. Ltd.; MFS Investment Management K.K.; MFS Investment Management Canada Limited; MFS Heritage Trust Company; MFS International Australia Pty. Ltd.	Director

Carol W. Geremia President and Secretary	Massachusetts Financial Services Company; MFS Heritage Trust Company	Executive Vice President

	MFS Bermuda Holdings Ltd.	Director

	MFS International (U.K.) Limited; MFS Investment Management K.K.	Vice President

Martin J. Wolin Chief Compliance Officer	Massachusetts Financial Services Company; Funds within the MFS U.S. Funds Complex (the “MFS Funds Complex”)	Chief Compliance Officer

	Mercer	Chief Risk and Compliance Officer, North America and Latin America

Mark N. Polebaum Assistant Secretary	Massachusetts Financial Services Company	Executive Vice President, General Counsel and Secretary

	MFS Funds Complex	Secretary and Clerk

MFS International (U.K.) Limited; MFS Fund Distributors, Inc.; MFS Service Center, Inc.; MFS Investment Management K.K.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.;

3060097 Nova Scotia Company

Secretary

	MFS Investment Management Company (LUX) S.a.r.l.	Manager

	MFS International Ltd.; MFS International Singapore Pte. Ltd; MFS Investment Management Canada Limited	Assistant Secretary

Kimberly M. Collins Assistant Secretary

Massachusetts Financial Services Company; MFS Fund Distributors, Inc.; MFS International Australia Pty. Ltd.;

Sun Life of Canada (U.S.) Financial Services Holdings, Inc.; Nova Scotia Company; MFS International Singapore Pte. Ltd.; MFS Investment Management Canada Limited

Assistant Secretary

	MFS Heritage Trust Company	Secretary

Ethan D. Corey Assistant Secretary

Massachusetts Financial Services Company; MFS Fund Distributors, Inc.;

MFS Service Center, Inc.; MFS International Ltd.; MFS International Australia Pty. Ltd.; MFS Investment Management Company (LUX) S.a.r.l.;

MFS Investment Management K.K.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.; 3060097 Nova Scotia Company; MFS International Singapore Pte. Ltd.; MFS Investment Management Canada Limited; MFS Bermuda Holdings Ltd.; MFS Heritage Trust Company

Assistant Secretary

	MFS Funds Complex	Assistant Secretary and Assistant Clerk

Daniel W. Finegold Assistant Secretary

Massachusetts Financial Services Company; MFS Fund Distributors, Inc.;

MFS Service Center, Inc.; MFS International Ltd.; MFS International Australia Pty. Ltd; MFS Investment Management Company (LUX) S.a.r.l.;

MFS Investment Management K.K.;

Sun Life of Canada (U.S.) Financial Services Holdings, Inc.; 3060097 Nova Scotia Company; MFS International Singapore Pte. Ltd.; MFS Investment Management Canada Limited; MFS Bermuda Holdings Ltd.; MFS Heritage Trust Company

Assistant Secretary

Mitchell C. Freestone Assistant Secretary

Massachusetts Financial Services Company; MFS Fund Distributors, Inc.;

MFS Service Center, Inc.; MFS International Ltd.; MFS International Australia Pty. Ltd.; MFS Investment Management K.K.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.; MFS International Singapore Pte. Ltd.

Assistant Secretary

	MFS Investment Management Company (LUX) S.a.r.l.	Conducting Person

	MFS International (U.K.) Limited	Director

Amanda S. Mooradian Assistant Secretary	Massachusetts Financial Services Company; MFS Service Center, Inc.; MFS International Ltd.; MFS International Singapore Pte. Ltd.; MFS Investment Management Canada Limited; MFS Heritage Trust Company	Assistant Secretary

Lisa A. Sheeler Assistant Secretary

Massachusetts Financial Services Company; MFS Fund Distributors, Inc.;

MFS International Australia Pty. Ltd.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.; 3060097 Nova Scotia Company; MFS International Singapore Pte. Ltd.; MFS Investment Management Canada Limited

Assistant Secretary

Timothy F. Tierney Tax Officer and Assistant Treasurer

Massachusetts Financial Services Company; MFS Fund Distributors, Inc.;

MFS Service Center, Inc.; MFS International Ltd.; MFS International Australia Pty. Ltd.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.; MFS Heritage Trust Company; MFS International Singapore Pte. Ltd.; MFS Bermuda Holdings Ltd.

Tax Officer and Assistant Treasurer

	MFS International (U.K.) Limited; MFS Investment Management K.K.	Tax Officer

	3060097 Nova Scotia Company; MFS Investment Management Canada Limited; MFS Investment Management Company (LUX) S.a.r.l	Assistant Treasurer

Charuda (Bee) Upatham-Costello Treasurer	MFS International Ltd.	Assistant Treasurer

	MFS Investment Management Company (LUX) S.a.r.l.	Treasurer

	MFS Fund Distributors, Inc.	Treasurer and Senior Group Controller

18.	Mondrian Investment Partners Ltd.:

The sole business activity of Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V JD United Kingdom, is to serve as an investment adviser. Mondrian is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Mondrian during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company**	Position with Other Company
Elizabeth A. Desmond Director and Chief Investment Officer, Developed Equity Markets	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd.	Director

John Emberson Chief Operating Officer	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd; MIPL Holdings Limited; MIPL Group Limited	Director

	MIP Group Ltd.	Director, Chief Operating Officer and Chief Financial Officer

	Mondrian Investment Partners (U.S.), Inc.	Chief Operating Officer and Chief Financial Officer

Clive A. Gillmore Chief Executive Officer	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Group Ltd; MIP Holdings Ltd; MIPL Holdings Limited; MIPL Group Limited.	Director

	Mondrian Investment Partners (U.S.), Inc.	Director and Non-Executive Chairman of the Board

Nigel G. May Deputy Chief Executive Officer	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd; MIPL Holdings Limited; MIPL Group Limited.	Director

Hamish O. Parker Director	Atlantic Value General Partner Limited; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd.; Atlantic Value Investment Fund GP Ltd.	Director

David G. Tilles Executive Chairman	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.	Director

	MIP Group Ltd.	Director and Chief Executive Officer

	Mondrian International Holdings Limited	Executive Vice President

**	All of these companies are group related affiliates of Mondrian.

19.	Pacific Investment Management Company LLC:

Pacific Investment Management Company LLC (“PIMCO”) is located at 650 Newport Center Drive, Newport Beach, California 92260. PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed-income portfolios. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. The directors and officers of PIMCO and their business and other connections for the past two fiscal years are as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Kimberley Stafford Managing Director	PIMCO Hong Kong	Head of PIMCO Asia-Pacific

Craig A. Dawson Managing Director	PIMCO Europe Ltd.	Head of EMEA

Jennifer E. Durham Managing Director	Pacific Investment Mgt Co. LLC; PIMCO Variable Insurance Trust; PIMCO ETF Trust; PIMCO Equity Series; PIMCO Equity Series VIT	Chief Compliance Officer

Emmanuel Roman Managing Director	Pacific Investment Mgt Co. LLC	CEO

David C. Flattum Managing Director	Pacific Investment Mgt Co. LLC	General Counsel

	PIMCO Variable Insurance Trust; PIMCO ETF Trust; PIMCO Equity Series; PIMCO Equity Series VIT	Chief Legal Officer

Daniel Ivascyn Managing Director	Pacific Investment Mgt Co. LLC	Group Chief Investment Officer

Brent Richard Harris Managing Director	Pacific Investment Mgt Co. LLC	Executive Committee Member

	StocksPLUS Management, Inc.	Director and Vice President

	PIMCO Variable Insurance Trust; PIMCO ETF Trust	Trustee, Chairman and President of the Trust

	PIMCO Equity Series; PIMCO Equity Series VIT	Trustee, Chairman and Senior Vice President

	PIMCO Luxembourg S.A. and PIMCO Luxembourg II	Director

Joseph V. McDevitt Managing Director	PIMCO Europe Limited	Director and Chief Executive Officer

Eric Sutherland Managing Director	PIMCO Investments	President

Akinori Matsui Managing Director	PIMCO Japan Limited	Head of Japan

20.	Parametric Portfolio Associates LLC:

Parametric Portfolio Associates LLC (“Parametric”), Minneapolis Investment Center, is located at 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435. Parametric is registered under the Investment Advisers Act of 1940, as amended, and delivers customized solutions to institutional investors. Information as to the directors and officers of the adviser for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Jack L. Hansen Chief Investment Officer, Parametric’s Minneapolis Investment Center	Zazove Convertible Fund LP	Director

Tom Lee Managing Director – Investment Strategy & Research	St. Thomas Academy	Trustee

21.	Payden & Rygel:

Payden & Rygel is located at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071 and engages principally in the business of providing investment services to institutional clients. Information as to the directors and officers of Payden & Rygel for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Robin Creswell Managing Principal	Payden & Rygel Global Limited	Managing Director

Mark Morris, CFA Principal	Payden & Rygel Global Limited	Senior Portfolio Director

Nigel Jenkins, ASIP Principal	Payden & Rygel Global Limited	Strategy Director

Brian Matthews, CFA Managing Principal	Payden/Kravitz Investment Advisers LLC	Co-Chairman of the Board

Joan Payden, CFA President and CEO	The Payden & Rygel Investment Group	Chairwoman, Trustee

Mary Beth Syal, CFA Managing Principal	The Payden & Rygel Investment Group	Trustee

Michael Salvay, CFA Managing Principal	The Payden & Rygel Investment Group	Trustee

22.	RBC Global Asset Management (U.S.) Inc.:

The business activity of RBC Global Asset Management (U.S.) Inc. (“RBC”), 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402, is to serve as an investment adviser. RBC is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of RBC have not held any positions with other companies during the past two fiscal years.

23.	RREEF America L.L.C.:

RREEF America L.L.C. (“RREEF”), Deutsche Investments Australia Limited (“DIAL”) and Deutsche Alternative Asset Management (Global) Limited (“DeAAM Global”) (together, “RREEF”) are located at Deutsche Asset Management, 222 South Riverside Plaza, Floor 24, Chicago, Illinois 60606, at Deutsche Bank Place, Level 16, 126 Phillip Streets, Sydney, NSW 2000, Australia, and at Winchester House, 1 Great Winchester Street, London, EC2N 2DB, United Kingdom, respectively. RREEF’s sole business activity is to serve as an investment advisor. RREEF is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of RREEF have not held any positions with other companies during the past two fiscal years.

24.	SailingStone Capital Partners LLC:

SailingStone Capital Partners LLC (“SailingStone”) is located at One California Street, Suite 3050, San Francisco, California 94111. The directors, officers and/or partners of SailingStone have not held any positions with other companies during the past two fiscal years.

25.	Sands Capital Management, LLC:

Sands Capital Management, LLC (“Sands”) is located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. The directors, officers and/or partners of Sands have been engaged in the below capacities with other companies within the last two fiscal years:

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Frank M. Sands Chief Executive Officer	Sands Capital Ventures, LLC	Investment Board Member

Michael Rubin Managing Director	Sands Capital Ventures, LLC	Managing Partner

Jonathan Goodman General Counsel and Officer	Sands Capital Ventures, LLC	General Counsel and Chief Compliance Officer

Erin Soule Partner	Sands Capital Ventures, LLC	Director of Finance & Operations, Treasurer

Stephen Nimmo Executive Managing Director	Sands Capital Ventures, LLC	Provides client relations service

Andrew Giordano Director, Client Relations	Sands Capital Ventures, LLC	Provides client relations service

26.	Schroder Investment Management North America Inc.:

Schroder Investment Management North America Inc. (“SIMNA”) is located at 875 Third Avenue, 22nd Floor, New York, New York 10022 and is an investment manager focusing on U.S. equity and U.S. fixed income securities. SIMNA is a registered investment advisor under the Investment Advisers Act of 1940, as amended. SIMNA is an affiliate of Schroders plc, a London Stock Exchange-listed financial services company. The directors and officers of SIMNA have not held any positions with other companies during the past two fiscal years.

27.	Shenkman Capital Management, Inc.

Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017, is a privately held corporation controlled by Mark R. Shenkman and is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors, officers and/or partners of Shenkman for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Victor Rosenzweig Director	Olshan Frome & Wolosky LLP	Of Counsel

Bradley D. Belt Director	Orchard Global Asset Management	Vice Chairman

28.	Snow Capital Management L.P.:

Snow Capital Management L.P. (“Snow”), 2000 Georgetown Drive, Suite 200, Sewickley, Pennsylvania 15143, is a privately held limited partnership and is registered under the Investment Advisers Act of 1940, as amended. Information regarding any other business, profession, vocation or employment that each director, officer or partner of the firm is or has been engaged within the past two fiscal years in the capacity of director, officer, employee, partner or trustee is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Richard A. Snow President & Chief Investment Officer	Diamond Kenetics Quality Warehouse Jewish Healthcare Foundation Snap Retail/Snap Rx	Investor Minority Owner Trustee Investor

Joshua R. Schachter Senior Portfolio Manager	Diamond Kenetics Maccabi USA The Friendship Circle	Investor/Board of Directors Board of Directors Board of Directors

Carl Vuono Chief Operating Officer	Executive House Apartments	Owner

Anne Wickland Portfolio Manager/Senior Analyst	Guy Corporation/Tertrick Trusts	Treasurer/Trustee

Jessica Bemer Portfolio Manager/Senior Analyst	Snap Retail/Snap Rx	Director

Maribeth Donnelly Managing Director	YWCA of Pittsburgh	Board Member, Investment Committee Member

David S. Williams Managing Director/Principal	Taft’s Ale House	Investor

29.	TCW Investment Management Company LLC:

The TCW Group, Inc., 865 South Figueroa Street, Los Angeles, California 90017, consists principally of The TCW Group, Inc., the holding company, Trust Company of the West, an independent trust company chartered by the State of California, and the following investment advisers registered under the Investment Advisors Act of 1940: TCW Asset Management Company, TCW Investment Management Company LLC (“TCW”) and Metropolitan West Asset Management, LLC. Information as to the directors and officers of TCW for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Marc I. Stern Chairman	PBS SoCal	Trustee

California Institute of Technology; Qualcomm, Incorporated; Metropolitan Opera; Los Angeles Opera; Mayor’s Fund of Los Angeles; Performing Arts Center of Los Angeles County; Milwaukee Brewers Baseball Club; So. California Committee for the Olympic Games; Los Angeles 2024 Exploratory Committee; Marc & Eva Stern Foundation

National Jewish Leadership Team for the Jeb 2016 Campaign

Director Committee Member

Meredith Jackson Executive Vice President, General Counsel& Secretary	MJ Fronty Vineyard LLC LA Philharmonic	Officer Director

David S. DeVito Executive Vice President and Chief Operating Officer	Loyola High School; Loyola Marymount University; Catholic Community Foundation Archdiocese of Los Angeles	Director Committee Member

David Lippman Manager, President and the CEO	The Music Center of Board of Directors	Member

30.	TimesSquare Capital Management, LLC:

The business activity of TimesSquare Capital Management, LLC (“TSCM”), 7 Times Square, 42nd Floor, New York, New York 10036, is to serve as an investment adviser and assist in the selection of investment advisers. TSCM is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of TSCM have not held any positions with other companies during the past two fiscal years.

31.	Western Asset Management Company:

Western Asset Management Company (“Western”) is located at 385 East Colorado Boulevard, Pasadena, California 91101, and the sole business activity of Western is to serve as an investment adviser. Western is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Western for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Tom C. Merchant Non-Executive Director	Legg Mason, Inc.	General Counsel, Executive Vice President

32.	Western Asset Management Company Limited:

The sole business activity of Western Asset Management Company Limited (“WAMCL”) is to serve as an investment adviser. WAMCL is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom and is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of WAMCL is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Thomas Merchant Non-Executive Director	Legg Mason, Inc. Legg Mason Political Action Committee	General Counsel, Executive Vice President Member

Item	32. PRINCIPAL UNDERWRITERS

(a)	Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the 1940 Act, as amended:

E.I.I. Realty Securities Trust

FundVantage Trust

GuideStone Funds

Kalmar Pooled Investment Trust

Matthews International Funds (d/b/a Matthews Asia Funds)

Metropolitan West Funds

Motley Fool Funds, Series of The RBB Fund, Inc.

New Alternatives Fund

Old Westbury Funds, Inc.

The Torray Fund

Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)

(b)	The following are the Officers and Managers of the Distributor. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President	None

Susan K. Moscaritolo	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None

(c)	Not applicable.

Item	33. LOCATION OF ACCOUNTS AND RECORDS.

The books and other documents required by paragraph (b)(4) of Rule 31a-1 under the Investment Company Act of 1940, as amended are maintained in the physical possession of GuideStone Capital Management, LLC, the Registrant’s investment adviser, 2401 Cedar Springs Road, Dallas, TX 75201. Other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of the Registrant’s transfer agent, BNY Mellon Investment Servicing, 760 Moore Road, King of Prussia, PA 19406; administration agent and accounting agent, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603 and the Registrant’s sub-advisers at their respective locations shown in the Statement of Additional Information.

Item	34. MANAGEMENT SERVICES.

Not Applicable.

Item	35. UNDERTAKINGS.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 28th day of April, 2017.

GUIDESTONE FUNDS

By:	/s/ John R. Jones
John R. Jones
President

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

/s/ William Craig George*	Trustee, Chairman of the Board	April 28, 2017
William Craig George

/s/ Thomas G. Evans*	Trustee	April 28, 2017
Thomas G. Evans

/s/ James W. Hixson*	Trustee	April 28, 2017
James W. Hixson

/s/ Barry D. Hartis*	Trustee	April 28, 2017
Barry D. Hartis

/s/ Grady R. Hazel*	Trustee	April 28, 2017
Grady R. Hazel

/s/ Christopher W. Kersey, MD, MBA*	Trustee	April 28, 2017
Christopher W. Kersey, MD, MBA

/s/ Joseph A. Mack*	Trustee	April 28, 2017
Joseph A. Mack

/s/ Franklin R. Morgan*	Trustee	April 28, 2017
Franklin R. Morgan

/s/ Kyle L. Tucker*	Trustee	April 28, 2017
Kyle L. Tucker

/s/ Patrick Pattison	Vice President and Treasurer	April 28, 2017
Patrick Pattison	(principal financial officer)

*By: /s/ John R. Jones John R. Jones	Attorney-in-Fact	April 28, 2017

GUIDESTONE FUNDS

N-1A

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

EX-99(a)(9)	Form of Amended and Restated Trust Instrument, dated May 1, 2017.

EX-99(i)	Opinion of K&L Gates, LLP.

EX-99(j)(1)	Consent of Independent Registered Public Accounting Firm. Consent of PricewaterhouseCoopers LLP.